As filed with the U.S. Securities and Exchange Commission on April 24, 2009

Registration No. 33-64366

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7782

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO.26 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 36 [X]

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

(Exact Name of Registrant)

John Hancock Variable Life Insurance Company

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Variable Life Insurance Company

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2009

for interests in

Separate Account S

Interests are made available under

VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides a fixed account option with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Financial Services	Money Market B
Active Bond	Franklin Templeton Founding Allocation	Natural Resources
All Cap Core	Fundamental Value	Optimized All Cap
All Cap Growth	Global	Optimized Value
All Cap Value	Global Allocation	Overseas Equity
Alpha Opportunities	Global Bond	Pacific Rim
American Asset Allocation	Global Real Estate	PIMCO VIT All Asset
American Blue Chip Income and Growth	Health Sciences	Real Estate Securities
American Bond	High Yield	Real Return Bond
American Diversified Growth and Income	International Core	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term

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investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in Policy years 1-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount

(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge and the policy loan interest rate, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$54.75 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-5(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10 (3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.003% of assets

.002% of assets for Total Sum Insured at issue of $500,000 to $5,000,000; or

.002% of assets for Total Sum Insured at issue of $5,000,000-$15,000,000; or

.001% of assets for Total Sum Insured at issue of $15,000,000 or more

Maximum policy loan interest rate(6)	Accrues daily Payable annually	5.00%	5.00%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the charge in policy year 25 for a policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	The second part of this charge is guaranteed not to exceed $200.

(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are a guaranteed rate of .90% and current rates of .625%, .575% and .525% for the bands shown above.

(6)	5.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Diversified Growth and Income, American Global Diversification, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond, American New World, American Fundamental Holdings and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core[3]	0.77%	0.00%	0.05%	0.00%	0.82%
All Cap Growth[3]	0.85%	0.00%	0.10%	0.00%	0.95%
All Cap Value[3]	0.85%	0.00%	0.09%	0.00%	0.94%
Alpha Opportunities[3,4]	1.02%	0.00%	0.04%	0.00%	1.06%
American Asset Allocation[5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[5]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[5]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Fundamental Holdings[4,7]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[5]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[5]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[5]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[4,5,6]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[8]	0.84%	0.00%	0.07%	0.00%	0.91%
Blue Chip Growth[3,8]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Capital Appreciation Value[3,8,9]	0.95%	0.00%	0.15%	0.00%	1.10%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Core Allocation Plus[3,9]	0.92%	0.00%	0.22%	0.00%	1.14%
Core Bond[3,9]	0.64%	0.00%	0.07%	0.00%	0.71%
Core Strategy[10]	0.05%	0.00%	0.05%	0.52%	0.62%
Disciplined Diversification[3,11]	0.80%	0.00%	0.19%	0.00%	0.99%
Emerging Small Company[3]	0.97%	0.00%	0.08%	0.00%	1.05%
Equity-Income[3,8]	0.81%	0.00%	0.05%	0.00%	0.86%
Financial Services[3]	0.82%	0.00%	0.08%	0.00%	0.90%
Franklin Templeton Founding Allocation[12]	0.04%	0.00%	0.04%	0.83%	0.91%
Fundamental Value[3]	0.76%	0.00%	0.05%	0.00%	0.81%
Global[3,9,13,14]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3,9]	0.85%	0.00%	0.10%	0.05%	1.00%
Global Bond[3,9]	0.70%	0.00%	0.10%	0.00%	0.80%
Global Real Estate[3]	0.93%	0.00%	0.12%	0.00%	1.05%
Health Sciences[3,8,9]	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Core[3,9]	0.89%	0.00%	0.14%	0.00%	1.03%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
International Opportunities[3,9]	0.87%	0.00%	0.13%	0.00%	1.00%
International Small Cap[3,9]	0.94%	0.00%	0.16%	0.00%	1.10%
International Value[3,9,13]	0.81%	0.00%	0.14%	0.00%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.09%	0.00%	0.68%
Large Cap[3]	0.72%	0.00%	0.03%	0.00%	0.75%
Large Cap Value[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Lifestyle Aggressive	0.04%	0.00%	0.04%	0.86%	0.94%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Conservative	0.04%	0.00%	0.03%	0.71%	0.78%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Index[3,15]	0.47%	0.00%	0.03%	0.00%	0.50%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,8]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Optimized Value[3]	0.65%	0.00%	0.05%	0.00%	0.70%
Overseas Equity[3,9]	0.98%	0.00%	0.14%	0.00%	1.12%
Pacific Rim[3,9]	0.80%	0.00%	0.25%	0.00%	1.05%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	1.64%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[3,9,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science & Technology[3,8,9]	1.05%	0.00%	0.07%	0.00%	1.12%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Small Cap Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[3,13]	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[3]	1.06%	0.00%	0.06%	0.00%	1.12%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Small Company Value[3,8]	1.02%	0.00%	0.06%	0.00%	1.08%
Strategic Bond[3,9]	0.67%	0.00%	0.06%	0.00%	0.73%
Strategic Income[3]	0.69%	0.00%	0.08%	0.00%	0.77%
Total Bond Market B2, 18	0.47%	0.00%	0.05%	0.00%	0.52%
Total Return[3,17]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
U.S. Government Securities[3]	0.61%	0.00%	0.09%	0.00%	0.70%
U.S. High Yield Bond[3]	0.73%	0.00%	0.06%	0.00%	0.79%
Utilities[3,9]	0.83%	0.00%	0.10%	0.00%	0.93%
Value[3]	0.74%	0.00%	0.06%	0.00%	0.80%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’ Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	Money Market B	0.29%
International Equity Index B	0.35%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	Equity-Income	0.86%	International Value	0.93%
All Cap Core	0.82%	Financial Services	0.90%	Investment Quality Bond	0.68%
All Cap Growth	0.95%	Fundamental Value	0.81%	Large Cap	0.75%
All Cap Value	0.94%	Global	0.91%	Large Cap Value	0.86%
Alpha Opportunities	1.06%	Global Allocation	1.00%	Mid Cap Index	0.50%
Blue Chip Growth	0.85%	Global Bond	0.80%	Mid Cap Intersection	0.93%
Capital Appreciation	0.76%	Global Real Estate	1.05%	Mid Cap Stock	0.89%
Capital Appreciation Value	1.10%	Health Sciences	1.13%	Mid Value	1.08%
Core Allocation Plus	1.14%	High Yield	0.72%	Natural Resources	1.08%
Core Bond	0.71%	International Core	1.03%	Optimized All Cap	0.74%
Disciplined Diversification	0.70%	International Opportunities	1.00%	Optimized Value	0.70%
Emerging Small Company	1.05%	International Small Cap	1.10%	Overseas Equity	1.12%

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Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Pacific Rim	1.05%	Small Cap Index	0.53%	Total Return	0.75%
Real Estate Securities	0.75%	Small Cap Opportunities	1.06%	Total Stock Market Index	0.53%
Real Return Bond	0.74%	Small Cap Value	1.12%	U.S. Government Securities	0.70%
Science and Technology	1.12%	Small Company Value	1.08%	U.S. High Yield Bond	0.79%
Short Term Bond	0.66%	Strategic Bond	0.73%	Utilities	0.93%
Small Cap Growth	1.14%	Strategic Income	0.77%	Value	0.80%

4For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

5Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

6The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

7The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

8T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

9Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

10The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.54%. For more information, please see the prospectus for the underlying portfolio.

11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.86%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.91%, 0.93% and 1.06%, respectively. For more information, please see the prospectus for the underlying portfolios.

14The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the

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portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

15The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

16Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory, supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

18Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities
Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity- related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the- counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

    Wilshire 5000 Total Market Index — $1 million to $385 billion

    MSCI All Country World Ex US Index — $199 million to $176 billion

    MSCI EAFE Index — $199 million to $126 billion

    Russell 1000 Index — $41 million to $337.9 billion

    Russell 1000 Value Index — $41 million to $337.9 billion

    Russell 2000 Index — $3.2 million to $3.7 billion

    Russell 3000 Index — $3 million to $337.9 billion

    Russell MidCap Index — $41 million to $13.8 billion

    Russell MidCap Value Index — $41 million to $13.8 billion

    S&P 500 Index — $224 million to $337.9 billion

    S&P MidCap 400 Index — $42 million to $4.6 billion

    S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

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We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

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We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2008, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

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Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

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Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

•	any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and

•

on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

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The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

•	We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

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Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the “cash value accumulation test” as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $500,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request:

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

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Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated

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after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money

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Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

•	You can only make such a transfer once in each policy year.

•	Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

•

The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

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Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 5.00% in the first 20 policy years and 4.50% thereafter Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

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Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

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Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

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Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

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Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age

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increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of 0.90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

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Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.

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Optional benefits charge - Monthly charges for optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

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Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

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Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the policy split option rider is available.

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Policy Split Option - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

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Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

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Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

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This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value

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among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of

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our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

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The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium plus 8% of any excess premium paid in the first policy year, 10% of the target premium plus 5% of any excess premium paid in the second through fourth policy year, and 8% of the target and excess premium paid in policy years 5 through 10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

44

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

45

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to

46

state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

47

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-4702

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 33-64366

Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock‘s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Separate Account S (the “Account”), a separate account established by JHVLICO under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium plus 8% of any excess premium paid in the first policy year, 10% of the target premium plus 5% of any excess premium paid in the second through fourth policy year, and 8% of the target and excess premium paid in policy years 5 through 10.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 16, 2009

F-2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
	(in millions)
Assets
Investments
Fixed maturities:
Available for sale—at fair value (cost: 2008—$5,049; 2007—$4,971)	$4,626	$4,968
Equity securities:
Available-for-sale—at fair value (cost: 2008—$1; 2007—$2)	1	4
Mortgage loans on real estate	993	1,032
Investment real estate	255	258
Policy loans	510	465
Other invested assets	251	208

Total Investments	6,636	6,935

Cash and cash equivalents	434	185
Accrued investment income	78	73
Goodwill	411	411
Value of business acquired	1,439	1,276
Deferred policy acquisition costs	662	545
Amounts due from affiliates	2	121
Intangible assets	207	211
Reinsurance recoverable	571	483
Other assets	18	5
Separate account assets	7,029	7,949

Total Assets	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2008	2007
	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$7,083	$6,924
Policyholders’ funds	86	50
Unearned revenue	244	104
Unpaid claims and claim expense reserves	63	38
Policyholder dividends	2	2
Amounts due to affiliates	99	179
Current income tax payable	—	84
Deferred income tax liability	520	463
Other liabilities	330	280
Separate account liabilities	7,029	7,949

Total Liabilities	15,456	16,073

Commitments and Legal Proceedings (Note 7)

Shareholder’s Equity
Common stock ($50.00 par value; 50,000 shares authorized, issued, and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	2,016	2,017
Retained earnings	137	97
Accumulated other comprehensive (loss) income	(124)	5

Total Shareholder’s Equity	2,031	2,121

Total Liabilities and Shareholder’s Equity	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2008	2007	2006
	(in millions)
Revenues
Premiums	$72	$59	$71
Fee income	153	345	263
Net investment income	333	368	358
Net realized investment and other gains (losses)	(72)	4	(6)

Total revenues	486	776	686

Benefits and expenses
Benefits to policyholders	251	349	257
Policyholder dividends	19	22	20
Amortization of deferred policy acquisition costs and value of business acquired	8	59	76
Other operating costs and expenses	76	76	121

Total benefits and expenses	354	506	474

Income before income taxes	132	270	212

Income taxes	67	92	71

Net income	$65	$178	$141

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006	$2	$2,017	$38	$(13)	$2,044	50
Comprehensive income:
Net income			141		141
Other comprehensive income, net of tax:
Net unrealized investment gains				7	7
Cash flow hedges				1	1

Comprehensive income					149

Dividends paid to Parent			(95)		(95)

Balance at December 31, 2006	$2	$2,017	$84	$(5)	$2,098	50

Comprehensive income:
Net income			178		178
Other comprehensive income, net of tax:
Net unrealized investment gains				10	10

Comprehensive income					188

Adoption of FSP No. FAS13-2			(15)		(15)
Dividends paid to Parent			(150)		(150)

Balance at December 31, 2007	$2	$2,017	$97	$5	$2,121	50

Comprehensive income:
Net income			65		65
Other comprehensive income, net of tax:
Net unrealized investment losses				(130)	(130)
Cash flow hedges				1	1

Comprehensive loss					(64)

Dividends paid to Parent			(25)		(25)
Transfer of invested assets from affiliate		(1)			(1)

Balance at December 31, 2008	$2	$2,016	$137	$(124)	$2,031	50

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31
	2008	2007	2006
	(in millions)
Cash flows from operating activities:
Net income	$65	$178	$141
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net—fixed maturities	21	26	38
Net realized investment and other (gains) losses	72	(4)	6
Amortization of deferred policy acquisition costs	18	39	51
Amortization of value of business acquired	(10)	20	25
Capitalization of deferred policy acquisition costs	(76)	(85)	(198)
Depreciation and amortization	8	9	6
(Increase) decrease in accrued investment income	(5)	(6)	4
Decrease in other assets and other liabilities, net	170	10	86
Increase in policyholder liabilities and accruals, net	25	110	141
Increase in deferred income taxes	127	16	47

Net cash provided by operating activities	415	313	347

Cash flows from investing activities:
Sales of:
Fixed maturities	274	463	865
Equity securities	—	149	6
Real estate	1	—	—
Other invested assets	45	39	224
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	259	144	98
Mortgage loans on real estate	150	202	169
Purchases of:
Fixed maturities	(698)	(1,001)	(1,410)
Equity securities	—	(4)	(111)
Real estate	(2)	(1)	(100)
Other invested assets	(95)	(54)	(83)
Mortgage loans on real estate issued	(104)	(181)	(94)
FSP No. FAS 13-2 transition adjustment	—	(15)	—
Other, net	(80)	3	(18)

Net cash used in investing activities	$(250)	$(256)	$(454)

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2008	2007	2006
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(25)	$(150)	$(95)
Universal life and investment-type contracts deposits	312	366	769
Universal life and investment-type contract maturities and withdrawals	(286)	(382)	(778)
Net transfers from separate accounts to policyholders’ funds	83	29	247

Net cash provided by (used in) financing activities	84	(137)	143

Net increase (decrease) in cash and cash equivalents	249	(80)	36
Cash and cash equivalents at beginning of year	185	265	229

Cash and cash equivalents at end of year	$434	$185	$265

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Variable Life Insurance Company (“JHVLICO” or the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (“JHLICO”). JHLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), which is an indirect, wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to customers located primarily in the United States. These products, including individual life insurance and fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company is licensed in all states except New York.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, John Hancock Life & Health Insurance Company (formerly known as Manulife Insurance Company). Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated.

On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The accompanying consolidated financial statements include purchase accounting adjustments related to the acquisition.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities other than leveraged leases as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts is included in net investment income. Impairments in value deemed to be other than temporary are reported as a component of net realized and other gains (losses).

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at the lease’s expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

F-9

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to Separate Accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

F-10

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004, MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of the Company’s identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name and distribution networks recognized at the acquisition date. Brand name is not subject to amortization. Distribution networks are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and brand name for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs. DAC are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

F-11

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC and unearned revenue amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Income reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 3% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, and 28%, 29%, and 24% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

F-12

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds for universal life and investment-type products are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends are approved annually by the Company’s Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the proper level of statutory surplus to be retained by the Company.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the FASB issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (ABS), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available for sale and generally have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other than temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s financial statements.

F-13

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheet or Consolidated Statements of Income.

Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels (“Level 1, 2 and 3”) with the most observable input level being Level 1. The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

In February 2008, the FASB issued FSP SFAS No. 157-2 which delayed the effective date of SFAS No. 157 to the Company’s fiscal years beginning January 1, 2009 for nonfinancial assets and liabilities which are not fair valued on a recurring basis. As a result of the issuance of FSP SFAS No. 157-2, the Company did not apply the provisions of SFAS No. 157 to nonfinancial assets and liabilities during 2008. Expiration of FSP SFAS No. 157-2’s deferral on January 1, 2009 did not result in any impact to the Company’s financial statements.

In October 2008, the FASB issued FSP SFAS No. 157-3 which provides additional guidance on determining fair values of illiquid securities. This FSP was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. The Company determined that the provisions of FSP SFAS No. 157-3 did not impact the assessment of fair values of any of its financial assets or liabilities.

Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”)

In February 2007, the FASB issued SFAS No. 159 to provide companies with the opportunity to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on an instrument-by-instrument basis.

On January 1, 2008, the Company adopted SFAS No. 159 but did not elect the fair value option for any of its financial assets or liabilities. Accordingly, the adoption of this standard did not have any impact on the Company’s financial position or results of operations.

F-14

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interest be included in shareholder equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s financial statements in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively.

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $3 million and $0 million, respectively.

FASB Staff Position SFAS No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (“FSP No. SFAS 13-2”)

In September 2006, the FASB issued FSP No. SFAS 13-2 which requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP SFAS No. 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. SFAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15 million net of tax.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

F-15

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Consolidated Balance Sheet at December 31, 2007 or Consolidated Statement of Income for the year ended December 31, 2007.

AICPA Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no impact to the Company’s Consolidated Balance Sheet or Consolidated Statement of Income.

F-16

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,947	$41	$378	$3,610
Asset-backed and mortgage-backed securities	727	2	108	621
Obligations of states and political subdivisions	10	—	—	10
U.S. Treasury securities and obligations of U.S. government corporations and agencies	138	20	—	158
Other fixed maturities(1)	227	—	—	227

Total fixed maturities available-for-sale at fair value	5,049	63	486	4,626
Equity securities available for sale	1	—	—	1

Total fixed maturities and equity securities	$5,050	$63	$486	$4,627

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,898	$45	$45	$3,898
Asset-backed and mortgage-backed securities	811	6	10	807
Obligations of states and political subdivisions	9	—	—	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	22	1	—	23
Other fixed maturities(1)	231	—	—	231

Total fixed maturities available-for-sale at fair value	4,971	52	55	4,968
Equity securities available for sale	2	2	—	4

Total fixed maturities and equity securities	$4,973	$54	$55	$4,972

(1)

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Fixed maturities available-for-sale:
Due in one year or less	$250	$247
Due after one year through five years	1,805	1,718
Due after five years through ten years	1,192	1,058
Due after ten years	848	755

	4,095	3,778
Asset-backed and mortgage-backed securities	727	621

Total	$4,822	$4,399

F-17

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

F-18

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities Available-For-Sale—By Investment Age

	Year ended December 31, 2008
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$2,072	$279	$535	$99	$2,607	$378
Asset-backed and mortgage-backed securities	318	49	234	59	552	108

Total fixed maturity securities available-for-sale	$2,390	$328	$769	$158	$3,159	$486

	Year ended December 31, 2007
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$600	$14	$1,056	$31	$1,656	$45
Asset-backed and mortgage-backed securities	90	2	311	8	401	10

Total fixed maturity securities available-for-sale	$690	$16	$1,367	$39	$2,057	$55

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $80 million at December 31, 2008 from $7 million at December 31, 2007 primarily due to interest rate changes.

At December 31, 2008 and 2007, there were 1,107 and 839 fixed maturity securities with an aggregate gross unrealized loss of $486 million and $55 million, respectively, of which the single largest unrealized loss was $10 million and $2 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

The Company had no unrealized losses on equity securities available-for-sale at December 31, 2008 and December 31, 2007, respectively.

Available-for-sale securities with amortized cost of $4 million were non-income producing for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

F-19

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $22 million and $18 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$159	East North Central	$95
Industrial	132	East South Central	52
Office buildings	173	Middle Atlantic	115
Retail	282	Mountain	62
Mixed use	19	New England	77
Agricultural	57	Pacific	280
Agri Business	113	South Atlantic	194
Other	62	West North Central	20
		West South Central	102

Allowance for losses	(4)	Allowance for losses	(4)

Total	$993	Total	$993

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2008	$2	$3	$1	$4

Year ended December 31, 2007	3	1	2	2

Year ended December 31, 2006	4	1	2	3

Mortgage loans with carrying value of $2 million were non-income producing for the year ended December 31, 2008. At December 31, 2008, mortgage loans with carrying value of $1 million were delinquent by less than 90 days and $2 million were delinquent by 90 days or more.

F-20

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2008	2007
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$6	$3
Provision for losses	(4)	(2)

Net impaired mortgage loans on real estate	$2	$1

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Average recorded investment in impaired loans	$4	$5	$10
Interest income recognized on impaired loans	—	—	—

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007. Depreciation expense on investment real estate was $5 million, $5 million, and $3 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $16 million and $11 million at December 31, 2008 and 2007, respectively.

F-21

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2008	2007	2006
	(in millions)
Net investment income
Fixed maturities	$271	$277	$265
Equity securities	—	—	5
Mortgage loans on real estate	59	58	60
Investment real estate	7	12	11
Policy loans	24	23	20
Short-term investments	12	19	8
Other	(23)	(6)	4

Gross investment income	350	383	373

Less investment expenses	17	15	15

Net investment income	$333	$368	$358

Net realized investment and other gains (losses)
Fixed maturities	$(108)	$(6)	$1
Equity securities	—	17	1
Mortgage loans on real estate	(1)	(1)	4
Derivatives and other invested assets	37	(6)	(12)

Net realized investment and other gains (losses)	$(72)	$4	$(6)

Gross gains were realized on the sale of available-for-sale securities of $13 million, $25 million, and $20 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $0 million, $3 million, and $15 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $116 million, $20 million, and $9 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Income.

Note 3 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-22

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net gains of $3 million, net loss of $5 million, and net gains of $2 million, respectively, related to the ineffective portion of its fair value hedges and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any gains or losses related to the ineffective portion of cash flow hedges. For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2008, 2007 and 2006, the Company had no gains or losses reclassified from accumulated other comprehensive income to net income. It is anticipated that no gains or losses will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 7.5 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008, 2007 and 2006, net gains (net of tax) of $1 million, $0 million and $1 million, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2008, 2007 and 2006, net losses of $29 million, $8 million and $4 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts and fixed maturities.

F-23

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

Outstanding derivative instruments were as follows:

	December 31,
	2008			2007
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$181	$5	$5	$221	$2	$2
Interest rate cap agreements	—	—	—	150	—	—
Cross currency rate swap agreements	4	—	—	—	—	—
Credit default swaps	1	—	—	—	—	—
Embedded derivatives - fixed maturities	—	—	—	1	—	—
Embedded derivatives - reinsurance	—	34	34	—	—	—

Total Assets	$186	$39	$39	$372	$2	$2

Liabilities:
Derivatives:
Interest rate swap agreements	$924	$132	$132	$1,022	$42	$42
Cross currency rate swap agreements	10	1	1	24	5	5
Credit default swaps	—	—	—	8	—	—
Embedded derivatives - fixed maturities	15	1	1	10	—	—
Embedded derivatives - reinsurance	—	—	—	—	25	25
Foreign exchange forward agreements	—	—	—	1	—	—

Total Liabilities	$949	$134	$134	$1,065	$72	$72

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with credit worthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had not accepted any collateral and pledged collateral of $107 million and $0 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

Note 4 — Income Taxes

JHVLICO and its subsidiaries join with JHLICO and other affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

F-24

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Current taxes:
Federal	$(45)	$76	$24
Foreign	—	—	—

Total	(45)	76	24

Deferred taxes:
Federal	112	16	47
Foreign	—	—	—

Total	112	16	47

Total income tax expense	$67	$92	$71

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Tax at 35%	$46	$95	$74
Add (deduct):
Prior year taxes	26 (1)	(2)	3
Tax credits	(3)	(3)	(3)
Tax-exempt investment income	(5)	(5)	—
Lease income	—	4	—
Unrecognized tax benefits	3	4	—
Other	—	(1)	(3)

Total income tax expense	$67	$92	$71

(1)	During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in a $28 million increase in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This increase is included in the prior year taxes adjustment line above.

F-25

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2008	2007
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$103	$153
Other comprehensive income	67	—
Federal interest deficiency	17	12
Dividends payable to policyholders	1	1
Other	7	69

Total deferred tax assets	195	235

Deferred tax liabilities:
Securities and other investments	33	112
Deferred policy acquisition costs	104	62
Value of business acquired	576	519
Lease income	2	2
Other comprehensive income	—	3

Total deferred tax liabilities	715	698

Net deferred tax liabilities	$(520)	$(463)

At December 31, 2008 and 2007, respectively; the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $27 million and $18 million in 2008 and 2007, respectively, and received an income tax refund of $21 million in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

The Internal Revenue Service (“IRS”) completed its examinations for years 1996 through 1998 on September 30, 2003 and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. On June 23, 2008 the Company and the IRS Appeals Division agreed to a compromise settlement on several issues that arose in the 1996 through 1998 examination and on December 17, 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. On March 16, 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS commenced an examination of the Company’s income tax returns for the years 2002 through 2004 in the first quarter of 2007. It is anticipated that the audit will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

F-26

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$106	$95
Additions based on tax positions related to the current year	17	15
Reductions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	24	—
Reductions for tax positions of prior years	(3)	(4)

Balance, end of year	$144	$106

Included in the balance as of December 31, 2008 and December 31, 2007 are $20 million and $18 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008 and December 31, 2007 are $124 million and $88 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $17 million, $10 million, and $10 million in interest expense, respectively. The Company had approximately $50 million and $34 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Company, Ltd. (“JHRECO”), an affiliated company. This agreement was amended and restated on April 1, 2007 in order to clarify the wording. The Company entered into this agreement to facilitate its capital management process. The risks reinsured under this agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance policies. The Company recorded a reinsurance recoverable from JHRECO of $28 million and $20 million at December 31, 2008 and 2007, respectively, which is included with other reinsurance recoverables on the Consolidated Balance Sheets. There were no premiums ceded to JHRECO during the years ended December 31, 2008, 2007, and 2006, respectively.

The Company has a modified coinsurance agreement with JHLICO to reinsure 50% of its post 1993 issues of certain flexible premium variable life insurance and scheduled premium variable life insurance policies. The agreement increased the Company’s income before income taxes by $6 million, $5 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

F-27

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Service Agreements

JHLICO provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. JHLICO annually determines a fee (the “parent company service fee”) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operation. The parent company service fee is included in deferred policy acquisition costs on the Company’s Consolidated Balance Sheets and as an investment expense in net investment income and in other operating costs and expenses in the Consolidated Statements of Income. As of December 31, 2008 and 2007, respectively, there were accrued payables from the Company to JHLICO of $11 million and $12 million related to these services. Costs incurred were $42 million, $52 million, and $80 million for the years ended December 31, 2008, 2007, and 2006, respectively. JHLICO has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1 million.

JHLICO allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $8 million, $11 million, and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

On September 2, 2008, the Company purchased a $60 million funding agreement from John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), an affiliate.

The Company participates in a liquidity pool operated by an affiliate, JHUSA, in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements as amended November 13, 2007. The Company had $387 million and $120 million invested in this pool at December 31, 2008 and 2007, respectively.

At December 31, 2008 and 2007, the Company had a $250 million line of credit with JHFS. At December 31, 2008 and 2007, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the Securities and Exchange Commission (“SEC”). The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to the fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, MFC provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS continued to guarantee MVAs that were outstanding before June 29, 2005; however, did not guarantee MVAs issued on or after June 29, 2005. JHFS and MFC are jointly and severally liable under such guarantees.

MFC’s guarantee of the MVAs is an unsecured obligation of MFC and is subordinated in the right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the MVAs. Following May, 2005, JHFS ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and MFC began reporting condensed consolidating financial information regarding the Company in MFC’s quarterly and annual reports.

F-28

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,
	2008		2007		2006
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$149	$149	$157	$157	$163	$163

Assumed	1	1	1	1	1	1

Ceded	(78)	(78)	(99)	(99)	(93)	(93)

Net life premiums	$72	$72	$59	$59	$71	$71

At December 31, 2008, 2007, and 2006, benefits to policyholders under life ceded reinsurance contracts were $57 million, $45 million, and $34 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 — Commitments, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $13 million and $1 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

Contingencies. The Company is an investor in leveraged leases and previously established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the year ended December 31, 2008, the Company increased this provision by $18 million (after tax). The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $29 million at December 31, 2008.

Legal Proceedings. The Company is, primarily through its parent, JHLICO, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

F-29

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHLICO, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2006	$(12)	$(1)	$(13)
Gross unrealized investment gains (net of deferred income tax expense of $4 million)	8	—	8
Reclassification adjustment for gains realized in net income (net of income tax expense of $2 million)	(4)	—	(4)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2 million)	3	—	3

Net unrealized investment gains	7	—	7
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $0 million)	—	1	1

Balance at December 31, 2006	$(5)	$—	$(5)

Gross unrealized investment gains (net of deferred income tax expense of $14 million)	27	—	27
Reclassification adjustment for gains realized in net income (net of income tax expense of $8 million)	(14)	—	(14)
Adjustment for deferred policy acquisition costs (net of deferred income tax benefit of $1 million)	(3)	—	(3)

Net unrealized investment gains	10	—	10

Balance at December 31, 2007	$5	$—	$5

F-30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2008	$5	$—	$5
Gross unrealized investment losses (net of deferred income tax benefit of $141 million)	(263)	—	(263)
Reclassification adjustment for gains realized in net income (net of income tax expense of $5 million)	(8)	—	(8)
Adjustment for deferred policy acquisition costs, value of business acquired and reserves (net of deferred income tax expense of $76 million)	141	—	141

Net unrealized investment losses	(130)	—	(130)
Net gains on the effective portion of the change in fair value of cash flow hedges, (net of deferred income tax expense of $1 million)	—	1	1

Balance at December 31, 2008	$(125)	$1	$(124)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2008	2007	2006
	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$(423)	$(3)	$(33)
Equity investments	—	2	13
Other investments	5	—	—

Total	(418)	(1)	(20)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, value of business acquired and reserves	226	9	13
Deferred income taxes	67	(3)	2

Total	293	6	15

Net unrealized investment gains (losses)	$(125)	$5	$(5)

Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is the Commonwealth of Massachusetts. The Company’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus.

The Company’s statutory net income for the years ended December 31, 2008, 2007, and 2006 was $43 million (unaudited), $169 million, and $105 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $545 million (unaudited) and $605 million, respectively.

F-31

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner of Insurance (“the Commissioner”). Massachusetts law also limits the dividends an insurer may pay without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31, if such insurer is a life company.

Note 9 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers, and (3) Corporate and Other.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual annuities consisting of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate and Other Segment. Primarily consists of the Company’s corporate operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

F-32

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2008
Revenues from external customers	$212	$13	$—	$225
Net investment income	322	10	1	333
Net realized investment and other losses	(69)	(3)	—	(72)

Revenues	$465	$20	$1	$486

Net income (loss)	$79	$(11)	$(3)	$65

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$11	$—	$—	$11
Carrying value of investments accounted for under the equity method	164	7	—	171
Amortization of deferred policy acquisition costs and value of business acquired	(8)	16	—	8
Income taxes	76	(9)	—	67
Segment assets	$15,164	$2,323	$—	$17,487

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2007
Revenues from external customers	$385	$19	$—	$404
Net investment income	359	12	(3)	368
Net realized investment and other gains (losses)	7	—	(3)	4

Revenues	$751	$31	$(6)	$776

Net income (loss)	$179	$8	$(9)	$178

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10	$—	$—	$10
Carrying value of investments accounted for under the equity method	145	6	—	151
Amortization of deferred policy acquisition costs and value of business acquired	51	8	—	59
Income taxes	91	—	1	92
Segment assets	$17,236	$920	$38	$18,194

F-33

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2006
Revenues from external customers	$312	$22	$—	$334
Net investment income	348	10	—	358
Net realized investment and other losses	(6)	—	—	(6)

Revenues	$654	$32	$—	$686

Net income (loss)	$142	$—	$(1)	$141

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$13	$—	$—	$13
Carrying value of investments accounted for under the equity method	139	7	—	146
Amortization of deferred policy acquisition costs and value of business acquired	67	9	—	76
Income taxes	71	—	—	71

The Company operates primarily in the United States and has no reportable major customers.

F-34

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$4,399	$4,737	$4,737
Equity securities:
Available-for-sale	1	1	4	4
Mortgage loans on real estate	993	962	1,032	1,016
Policy loans	510	510	465	465
Cash and cash equivalents	434	434	185	185
Derivatives:
Interest rate swap agreements	5	5	2	2
Embedded derivatives- reinsurance	34	34	—	—
Separate account assets	7,029	7,029	7,949	7,949

Liabilities:
Fixed rate deferred and immediate annuities	140	136	156	148
Derivatives:
Interest rate swap agreements	132	132	42	42
Cross currency rate swap agreements	1	1	5	5
Embedded derivatives- fixed maturities	1	1	—	—
Embedded derivatives- reinsurance	—	—	25	25

(1)	Fixed maturities excludes leveraged leases of $227 million and $231 million at December 31, 2008 and 2007, respectively, which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-35

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Included in the Level 1 category are publicly traded equities and some separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, and cross currency swaps and certain separate account assets.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securities that have little or no price transparency.

F-36

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), the Company holds assets and liabilities classified as embedded derivatives in the consolidated balance sheet. The fair value of embedded derivatives primarily relate to reinsurance agreements is determined based on a total return swap methodology. These total return swaps presented within other liabilities on the balance sheet representing the difference between the statutory book value and fair value of the modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position (“SOP”) No. 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts

F-37

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, derivatives, limited partnerships, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of investments in limited partnerships.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008:

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$—	$4,066	$333
Equity securities:
Available-for-sale	1	1	—	—
Derivative assets (2)	5	—	5	—
Embedded derivatives (3)	34	—	34	—
Separate account assets (4)	7,029	6,454	512	63

Total assets at fair value	$11,468	$6,455	$4,617	$396

Liabilities:
Derivative liabilities (3)	133	—	133	—
Embedded derivatives	1	—	—	1

Total liabilities at fair value	$134	$—	$133	$1

(1)	Fixed maturities excludes leveraged leases of $227 million which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.
(2)	Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities in the consolidated balance sheet. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives are presented within fixed maturities and other liabilities in the consolidated balance sheet.
(4)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP No. 03-1.

F-38

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Equity Securities		Net Embedded Derivatives		Separate Account Assets (6)
	(in millions)
Beginning Balance: January 1, 2008	$446		$1		$—		$69
Net realized/unrealized gains (losses) included in:
Net income	(52	)(2)	1	(4)	(1	)(5)	(9)
Other comprehensive income	(77	)(3)	—		—		—

Purchases, issuances, (sales) and (settlements), net	1		(2)		—		3

Transfers in and/or (out) of Level 3, net (1)	15		—		—		—

Balance as of December 31, 2008	$333		$—		$(1)		$63

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets still held at December 31, 2008	$—		$—		$—		$—

(1)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)	This amount is included in net realized investments and other gains on the statement of operations.
(3)	This amount is included in accumulated other comprehensive (loss) on the balance sheet.
(4)	This amount is included in net realized investment and other gains (losses) on the statement of income and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2008. All gains and (losses) related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the statement of operations. All gains and (losses) on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure as it is impracticable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

F-39

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Total
Balance at January 1, 2008	$369	$42	$411

Balance at December 31, 2008	$369	$42	$411

Balance at January 1, 2007	$369	$42	$411

Balance at December 31, 2007	$369	$42	$411

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2008		2007
	(in millions)
Balance, beginning of year	$1,276		$1,299
Amortization	10	(1)	(20)
Change in unrealized investment gains (losses)	153		(3)

Balance, end of year	$1,439		$1,276

(1)	In 2008, VOBA amortization includes significant unlocking due to the impact of lower estimated gross profit arising from lower interest spreads. This unlocking contributed to the overall negative amortization during the year.

The following table provides estimated future amortization net of tax for the periods indicated:

VOBA Amortization
(in millions)
2009	$32
2010	26
2011	29
2012	30
2013	30

F-40

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount
	(in millions)
December 31, 2008
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(12)	122

Total	$219	$(12)	$207

December 31, 2007
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(8)	126

Total	$219	$(8)	$211

Amortization expense (net of tax) for other intangible assets were $2 million for the years ended December 31, 2008, 2007, and 2006. Amortization expense for other intangible assets is expected to be approximately $2 million in 2009, $2 million in 2010, $2 million in 2011, $3 million in 2012, and $3 million in 2013.

Note 12 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

F-41

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2008	2007
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$4,572	$6,438
Net amount at risk related to deposits	456	51
Average attained age of contract holders	47	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death and income benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-42

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2008	2007
	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$118	$209
Net amount at risk	26	9
Average attained age of contract holders	64	65

Return of net deposits plus a minimum return
In the event of death
Account value	$62	$112
Net amount at risk	75	46
Average attained age of contract holders	66	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$231	$421
Net amount at risk	113	31
Average attained age of contract holders	61	63

Guaranteed Minimum Income Benefit
Account value	$27	$48
Net amount at risk	19	9
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2008	2007
	(in millions)
Type of Fund
Domestic Equity	$2,178	$3,726
International Equity	377	635
Balanced	617	950
Bonds	829	917
Money Market	362	281

Total	$4,363	$6,509

F-43

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Total
	(in millions)
Balance at January 1, 2008	$34	$1	$35
Incurred guarantee benefits	(2)	—	(2)
Other reserve changes	5	—	5

Balance at December 31, 2008	$37	$1	$38

Balance at January 1, 2007	$30	$1	$31
Incurred guarantee benefits	4	—	4

Balance at December 31, 2007	$34	$1	$35

The GMDB gross reserves were determined in accordance with AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP No. 03-1”). The GMIB gross reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business or $27 million of account value has this rider.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined for each of the asset classes noted above.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 29%.

•	The discount rate was 6.5% for SOP No. 03-01 calculations.

Note 13 — Deferred Policy Acquisition Costs

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$545	$500
Capitalization	76	85
Amortization	(18)	(39)
Change in unrealized investment gains and losses	59	(1)

Balance, end of year	$662	$545

F-44

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

“Active” sub-accounts

500 Index Trust B	Large Cap Value Trust
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Intersection Trust
American Growth-Income Trust	Mid Cap Stock Trust
American International Trust	Mid Cap Value Trust
Blue Chip Growth Trust	Mid Value Trust
Capital Appreciation Trust	Money Market Trust B
Capital Appreciation Value Trust	Natural Resources Trust
Classic Value Trust	Optimized All Cap Trust
Core Bond Trust	Optimized Value Trust
Core Equity Trust	Overseas Equity Trust
Emerging Markets Value Trust	Pacific Rim Trust
Emerging Small Company Trust	Real Estate Securities Trust
Equity-Income Trust	Real Return Bond Trust
Financial Services Trust	Science & Technology Trust
Franklin Templeton Founding Allocation Trust	Short-Term Bond Trust
Fundamental Value Trust	Small Cap Growth Trust
Global Allocation Trust	Small Cap Index Trust
Global Bond Trust	Small Cap Opportunities Trust
Global Real Estate Trust	Small Cap Value Trust
Global Trust	Small Company Trust
Health Sciences Trust	Small Company Value Trust
High Yield Trust	Strategic Bond Trust
Income & Value Trust	Strategic Income Trust
International Core Trust	Total Bond Market Trust B
International Equity Index Trust B	Total Return Trust
International Opportunities Trust	Total Stock Market Index Trust
International Small Cap Trust	U.S. Government Securities Trust
International Value Trust	U.S. High Yield Bond Trust
Investment Quality Bond Trust	U.S. Large Cap Trust
Large Cap Trust	Utilities Trust
Value Trust

5

Report of Independent Registered Public Accounting Firm

All Asset Portfolio	CSI Equity Trust
Brandes International Equity Trust	Frontier Capital Appreciation Trust
Business Opportunity Value Trust	Turner Core Growth Trust

“Closed” sub-accounts

Dynamic Growth Trust	Quantitative Mid Cap Trust
Emerging Growth Trust	Small Cap Trust
Growth & Income Trust	U.S. Core Trust
Managed Trust	U.S. Global Leaders Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

6

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

7

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
500 Index Trust B - 28,090,714 shares (cost $428,139,511)	$315,739,628
Active Bond Trust - 4,528,932 shares (cost $43,114,751)	35,823,855
All Cap Core Trust - 2,801 shares (cost $52,811)	32,743
All Cap Growth Trust - 42,162 shares (cost $754,808)	486,974
All Cap Value Trust - 954,807 shares (cost $7,624,052)	5,346,920
American Blue Chip Income and Growth Trust - 168,917 shares (cost $2,637,531)	1,494,915
American Bond Trust - 204,578 shares (cost $2,648,993)	2,188,985
American Growth Trust - 1,416,077 shares (cost $29,214,709)	16,440,650
American Growth-Income Trust - 233,444 shares (cost $4,313,089)	2,691,613
American International Trust - 1,324,352 shares (cost $28,012,587)	18,951,474
Blue Chip Growth Trust - 5,001,067 shares (cost $86,854,766)	61,013,020
Capital Appreciation Trust - 3,392,857 shares (cost $30,236,759)	21,273,212
Capital Appreciation Value Trust - 2,267 shares (cost $26,765)	20,428
Classic Value Trust - 371,804 shares (cost $4,514,161)	2,375,827
Core Bond Trust - 307,817 shares (cost $3,850,308)	3,786,145
Core Equity Trust - 205,724 shares (cost $2,213,932)	971,019
Dynamic Growth Trust	—
Emerging Growth Trust	—
Emerging Markets Value Trust - 837,597 shares (cost $8,844,898)	5,637,029
Emerging Small Company Trust - 18,129 shares (cost $372,015)	252,535
Equity-Income Trust - 10,996,092 shares (cost $176,641,621)	109,191,190
Financial Services Trust - 186,971 shares (cost $2,682,242)	1,406,021
Franklin Templeton Founding Allocation Trust - 1,124 shares (cost $9,529)	8,269
Fundamental Value Trust - 426,048 shares (cost $6,260,318)	4,158,232
Global Allocation Trust - 1,481,821 shares (cost $16,210,225)	10,076,382
Global Bond Trust - 2,280,376 shares (cost $34,331,527)	32,860,217
Global Real Estate Trust - 41,105 shares (cost $254,739)	253,615
Global Trust - 113,311 shares (cost $1,917,261)	1,193,168
Growth & Income Trust	—
Health Sciences Trust - 425,369 shares (cost $6,225,534)	4,411,079
High Yield Trust - 1,846,373 shares (cost $16,700,098)	10,819,745
Income & Value Trust - 79,757 shares (cost $867,315)	570,259
International Core Trust - 1,092,747 shares (cost $14,651,407)	8,851,255
International Equity Index Trust B - 9,179,154 shares (cost $162,979,004)	102,439,356
International Opportunities Trust - 1,074,445 shares (cost $16,732,464)	8,853,430
International Small Cap Trust - 580,747 shares (cost $10,777,122)	4,820,203
International Value Trust - 730,616 shares (cost $11,421,394)	6,582,848
Investment Quality Bond Trust - 509,495 shares (cost $5,736,438)	5,268,180
Large Cap Trust - 68,908 shares (cost $976,867)	587,092
Large Cap Value Trust - 699,431 shares (cost $14,803,674)	9,827,000
Lifestyle Aggressive Trust - 900,241 shares (cost $8,752,641)	4,888,311
Lifestyle Balanced Trust - 6,183,142 shares (cost $62,483,940)	53,175,020
Lifestyle Conservative Trust - 279,184 shares (cost $3,504,908)	2,870,014
Lifestyle Growth Trust - 4,146,508 shares (cost $53,967,548)	33,172,068
Lifestyle Moderate Trust - 112,890 shares (cost $1,361,591)	1,034,073
Managed Trust	—

8

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
Mid Cap Index Trust - 1,115,245 shares (cost $18,644,005)	$11,899,661
Mid Cap Intersection Trust - 3,267 shares (cost $36,969)	21,986
Mid Cap Stock Trust - 3,478,429 shares (cost $50,690,303)	30,505,822
Mid Cap Value Trust - 664,822 shares (cost $8,788,431)	4,846,550
Mid Value Trust - 3,901,119 shares (cost $43,775,401)	26,215,517
Money Market Trust B - 357,522,087 shares (cost $357,522,087)	357,522,087
Natural Resources Trust - 1,119,341 shares (cost $30,585,188)	14,920,816
Optimized All Cap Trust - 5,084,410 shares (cost $72,813,739)	43,929,301
Optimized Value Trust - 165,264 shares (cost $2,246,355)	1,196,513
Overseas Equity Trust - 4,954,954 shares (cost $58,378,052)	36,716,211
Pacific Rim Trust - 564,631 shares (cost $5,563,692)	3,404,722
Quantitative Mid Cap Trust	—
Real Estate Securities Trust - 5,038,232 shares (cost $77,516,070)	35,569,919
Real Return Bond Trust - 751,921 shares (cost $10,000,165)	8,684,689
Science & Technology Trust - 88,182 shares (cost $1,203,365)	729,268
Short-Term Bond Trust - 3,508,518 shares (cost $33,144,967)	24,454,367
Small Cap Growth Trust - 5,710,040 shares (cost $54,827,748)	35,288,045
Small Cap Index Trust - 1,328,674 shares (cost $18,568,044)	12,170,649
Small Cap Opportunities Trust - 74,328 shares (cost $1,587,746)	832,469
Small Cap Trust	—
Small Cap Value Trust - 5,135,427 shares (cost $91,227,369)	60,238,557
Small Company Trust - 70,710 shares (cost $825,693)	453,252
Small Company Value Trust - 230,234 shares (cost $4,253,415)	2,979,232
Strategic Bond Trust - 319,767 shares (cost $3,212,289)	2,682,847
Strategic Income Trust - 59,333 shares (cost $783,540)	663,347
Total Bond Market Trust B - 4,495,238 shares (cost $45,022,126)	44,367,997
Total Return Trust - 5,695,934 shares (cost $78,248,287)	76,496,389
Total Stock Market Index Trust - 2,234,648 shares (cost $25,680,427)	17,810,147
U.S. Core Trust	—
U.S. Global Leaders Growth Trust	—
U.S. Government Securities Trust - 107,370 shares (cost $1,391,137)	1,301,319
U.S. High Yield Bond Trust - 1,330,285 shares (cost $15,408,653)	12,238,626
U.S. Large Cap Trust - 472,876 shares (cost $7,310,869)	4,459,222
Utilities Trust - 1,187,384 shares (cost $15,597,306)	9,689,050
Value Trust - 539,379 shares (cost $9,183,834)	5,302,093

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,529,852 shares (cost $17,103,909)	14,120,532
Brandes International Equity Trust - 10,219,717 shares (cost $173,799,218)	96,474,130
Business Opportunity Value Trust - 2,728,558 shares (cost $31,564,695)	20,982,610
CSI Equity Trust - 14,336 shares (cost $191,398)	151,103
Frontier Capital Appreciation Trust - 2,918,531 shares (cost $68,556,888)	40,217,361
Turner Core Growth Trust - 3,429,424 shares (cost $56,972,134)	33,265,412

Total assets	$2,004,645,817

Contract Owners’ Equity
Variable universal life insurance contracts	$2,004,645,817

See accompanying notes.

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$9,320,711	$15,789,468	$2,283,696	$4,600,515

Total investment income	9,320,711	15,789,468	2,283,696	4,600,515
Expenses:
Mortality and expense risk	291,046	351,827	65,454	70,894

Net investment income (loss)	9,029,665	15,437,641	2,218,242	4,529,621

Realized gains (losses) on investments:
Capital gain distributions	2,822,940	—	—	—
Net realized gains (losses)	10,582,840	18,161,411	(953,605)	152,552

Realized gains (losses)	13,405,780	18,161,411	(953,605)	152,552
Unrealized appreciation (depreciation) during the period	(207,609,135)	(7,562,680)	(5,867,509)	(2,618,222)

Net increase (decrease) in assets from operations	(185,173,690)	26,036,372	(4,602,872)	2,063,951

Changes from principal transactions:
Transfer of net premiums	14,740,756	24,824,092	1,928,101	2,727,962
Transfer on terminations	(21,173,264)	(27,436,601)	(4,079,221)	(7,268,460)
Transfer on policy loans	(1,519,110)	(2,356,151)	(53,655)	(371,444)
Net interfund transfers	(28,425,459)	10,005,836	(8,301,817)	(555,527)

Net increase (decrease) in assets from principal transactions	(36,377,077)	5,037,176	(10,506,592)	(5,467,469)

Total increase (decrease) in assets	(221,550,767)	31,073,548	(15,109,464)	(3,403,518)

Assets, beginning of period	537,290,395	506,216,847	50,933,319	54,336,837

Assets, end of period	$315,739,628	$537,290,395	$35,823,855	$50,933,319

See accompanying notes.

10

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$851,061	$585,362	$823	$1,137	$2,552	$582

851,061	585,362	823	1,137	2,552	582

2,185	993	100	105	1,383	307

848,876	584,369	723	1,032	1,169	275

49,500	—	—	—	—	—
(1,496,344)	(27,165)	(411)	2,833	(4,957)	17,722

(1,446,844)	(27,165)	(411)	2,833	(4,957)	17,722
(2,908,020)	109,437	(22,121)	(1,985)	(314,730)	31,673

(3,505,988)	666,641	(21,809)	1,880	(318,518)	49,670

139,885	97,521	3,605	21,103	37,603	11,714
(347,555)	(157,262)	(1,280)	(4,069)	(18,327)	(15,079)
20,124	(1,578)	—	—	—	—
9,717,589	96,562	(10,666)	(22,553)	338,816	(8,954)

9,530,043	35,243	(8,341)	(5,519)	358,092	(12,319)

6,024,055	701,884	(30,150)	(3,639)	39,574	37,351

8,096,477	7,394,593	62,893	66,532	447,400	410,049

$14,120,532	$8,096,477	$32,743	$62,893	$486,974	$447,400

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$63,089	$75,079	$81,981	$53,283

Total investment income	63,089	75,079	81,981	53,283
Expenses:
Mortality and expense risk	6,755	4,372	725	1,446

Net investment income (loss)	56,334	70,707	81,256	51,837

Realized gains (losses) on investments:
Capital gain distributions	98,748	1,754,766	21,603	362,683
Net realized gains (losses)	(1,181,984)	(154,562)	(182,746)	5,027

Realized gains (losses)	(1,083,236)	1,600,204	(161,143)	367,710
Unrealized appreciation (depreciation) during the period	(789,781)	(1,359,830)	(806,510)	(406,900)

Net increase (decrease) in assets from operations	(1,816,683)	311,081	(886,397)	12,647

Changes from principal transactions:
Transfer of net premiums	121,783	245,761	163,520	122,955
Transfer on terminations	(202,637)	(151,783)	(81,561)	(94,358)
Transfer on policy loans	208,945	(210,239)	(6,848)	(2,887)
Net interfund transfers	2,764,358	(16,216)	23,004	725,424

Net increase (decrease) in assets from principal transactions	2,892,449	(132,477)	98,115	751,134

Total increase (decrease) in assets	1,075,766	178,604	(788,282)	763,781

Assets, beginning of period	4,271,154	4,092,550	2,283,197	1,519,416

Assets, end of period	$5,346,920	$4,271,154	$1,494,915	$2,283,197

See accompanying notes.

12

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$221,955	$80,401	$465,141	$330,861	$78,082	$105,009

221,955	80,401	465,141	330,861	78,082	105,009

8,964	6,610	15,702	15,251	7,084	8,245

212,991	73,791	449,439	315,610	70,998	96,764

67	573	257,749	2,487,748	62,871	180,083
(38,782)	(294)	(3,353,856)	2,771,364	(114,446)	(243,446)

(38,715)	279	(3,096,107)	5,259,112	(51,575)	(63,363)
(420,621)	(48,536)	(11,562,494)	(2,702,074)	(1,606,148)	(317,165)

(246,345)	25,534	(14,209,162)	2,872,648	(1,586,725)	(283,764)

148,500	128,497	1,309,952	1,650,629	213,761	378,602
(148,058)	(21,020)	(1,562,991)	(3,289,589)	(136,619)	(126,792)
—	—	(123,865)	(132,550)	(40,964)	(113,580)
303,443	1,724,890	5,594,982	(318,590)	167,814	1,440,481

303,885	1,832,367	5,218,078	(2,090,100)	203,992	1,578,711

57,540	1,857,901	(8,991,084)	782,548	(1,382,733)	1,294,947

2,131,445	273,544	25,431,734	24,649,186	4,074,346	2,779,399

$2,188,985	$2,131,445	$16,440,650	$25,431,734	$2,691,613	$4,074,346

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$970,240	$348,932	$345,435	$885,358

Total investment income	970,240	348,932	345,435	885,358
Expenses:
Mortality and expense risk	16,946	17,081	176,073	224,656

Net investment income (loss)	953,294	331,851	169,362	660,702

Realized gains (losses) on investments:
Capital gain distributions	294,923	1,302,174	1,599,972	—
Net realized gains (losses)	(1,426,008)	683,953	978,996	7,091,325

Realized gains (losses)	(1,131,085)	1,986,127	2,578,968	7,091,325
Unrealized appreciation (depreciation) during the period	(10,342,939)	159,105	(48,694,677)	4,669,237

Net increase (decrease) in assets from operations	(10,520,730)	2,477,083	(45,946,347)	12,421,264

Changes from principal transactions:
Transfer of net premiums	680,603	676,557	4,178,103	5,319,821
Transfer on terminations	(873,006)	(1,573,563)	(7,078,044)	(7,626,217)
Transfer on policy loans	14,647	(135,529)	(352,486)	293,829
Net interfund transfers	12,537,825	3,479,041	(4,693,821)	(338,687)

Net increase (decrease) in assets from principal transactions	12,360,069	2,446,506	(7,946,248)	(2,351,254)

Total increase (decrease) in assets	1,839,339	4,923,589	(53,892,595)	10,070,010

Assets, beginning of period	17,112,135	12,188,546	114,905,615	104,835,605

Assets, end of period	$18,951,474	$17,112,135	$61,013,020	$114,905,615

See accompanying notes.

14

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$4,568,881	$3,518,855	$11,001	$160,054	$157,084	$139,782

4,568,881	3,518,855	11,001	160,054	157,084	139,782

4,769	7,703	262	500	51,097	62,088

4,564,112	3,511,152	10,739	159,554	105,987	77,694

11,573,649	23,518,109	754,638	1,911,196	—	157,261
(3,044,908)	14,167,110	(355,350)	393,026	(157,649)	680,642

8,528,741	37,685,219	399,288	2,304,222	(157,649)	837,903
(81,081,706)	(28,794,598)	(9,984,217)	(1,386,907)	(12,991,788)	3,168,605

(67,988,853)	12,401,773	(9,574,190)	1,076,869	(13,043,450)	4,084,202

9,095,629	8,127,759	3,781,251	3,089,203	2,197,622	2,678,071
(5,876,324)	(10,817,143)	(1,750,069)	(1,458,449)	(2,682,466)	(3,055,733)
(1,570,732)	(424,690)	59,503	(234,194)	(263,548)	8,374
(11,082,551)	7,297,745	3,732,507	(98,067)	(1,100,073)	(5,300,559)

(9,433,978)	4,183,671	5,823,192	1,298,493	(1,848,465)	(5,669,847)

(77,422,831)	16,585,444	(3,750,998)	2,375,362	(14,891,915)	(1,585,645)

173,896,961	157,311,517	24,733,608	22,358,246	36,165,127	37,750,772

$96,474,130	$173,896,961	$20,982,610	$24,733,608	$21,273,212	$36,165,127

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust	Classic Value Trust
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$168	$67,814	$109,706

Total investment income	168	67,814	109,706
Expenses:
Mortality and expense risk	—	1,519	2,537

Net investment income (loss)	168	66,295	107,169

Realized gains (losses) on investments:
Capital gain distributions	—	65,116	662,448
Net realized gains (losses)	(176)	(2,118,827)	(89,214)

Realized gains (losses)	(176)	(2,053,711)	573,234
Unrealized appreciation (depreciation) during the period	(6,337)	(744,642)	(1,570,250)

Net increase (decrease) in assets from operations	(6,345)	(2,732,058)	(889,847)

Changes from principal transactions:
Transfer of net premiums	—	72,086	126,766
Transfer on terminations	(544)	(100,781)	(457,401)
Transfer on policy loans	—	—	259
Net interfund transfers	27,317	(372,018)	2,033,447

Net increase (decrease) in assets from principal transactions	26,773	(400,713)	1,703,071

Total increase (decrease) in assets	20,428	(3,132,771)	813,224

Assets, beginning of period	—	5,508,598	4,695,374

Assets, end of period	$20,428	$2,375,827	$5,508,598

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

16

Sub-Account
Core Bond Trust		Core Equity Trust		CSI Equity Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$190,012	$145,374	$195,603	$714	$2,040	$2,070

190,012	145,374	195,603	714	2,040	2,070

869	465	277	392	—	—

189,143	144,909	195,326	322	2,040	2,070

—	—	38,850	186,717	171	20,017
2,560	9,081	(226,197)	67,716	571	1,254

2,560	9,081	(187,347)	254,433	742	21,271
(57,700)	(35,183)	(1,086,728)	(364,332)	(74,073)	(5,000)

134,003	118,807	(1,078,749)	(109,577)	(71,291)	18,341

326,248	265,636	170,733	322,661	—	852
(671,746)	(51,040)	(82,450)	(116,021)	(4,460)	(3,962)
(44,527)	10	10,318	(43,717)	—	—
1,132,746	1,379,283	(276,480)	(938,887)	11	10,016

742,721	1,593,889	(177,879)	(775,964)	(4,449)	6,906

876,724	1,712,696	(1,256,628)	(885,541)	(75,740)	25,247

2,909,421	1,196,725	2,227,647	3,113,188	226,843	201,596

$3,786,145	$2,909,421	$971,019	$2,227,647	$151,103	$226,843

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust		Emerging Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$3,322	$2,237

Total investment income	—	—	3,322	2,237
Expenses:
Mortality and expense risk	237	1,363	1,333	2,196

Net investment income (loss)	(237)	(1,363)	1,989	41

Realized gains (losses) on investments:
Capital gain distributions	—	—	7,383	552,441
Net realized gains (losses)	(29,488)	38,899	(868,449)	(317,407)

Realized gains (losses)	(29,488)	38,899	(861,066)	235,034
Unrealized appreciation (depreciation) during the period	(21,363)	(10,054)	307,660	(177,651)

Net increase (decrease) in assets from operations	(51,088)	27,482	(551,417)	57,424

Changes from principal transactions:
Transfer of net premiums	16,114	88,053	31,030	80,464
Transfer on terminations	(6,739)	(207,738)	(72,927)	(33,160)
Transfer on policy loans	—	(236)	—	(81)
Net interfund transfers	(466,705)	147,261	(823,356)	(1,081,299)

Net increase (decrease) in assets from principal transactions	(457,330)	27,340	(865,253)	(1,034,076)

Total increase (decrease) in assets	(508,418)	54,822	(1,416,670)	(976,652)

Assets, beginning of period	508,418	453,596	1,416,670	2,393,322

Assets, end of period	—	$508,418	—	$1,416,670

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

18

Sub-Account
Emerging Markets Value Trust		Emerging Small Company Trust		Equity-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$193,903	$26,122	—	—	$3,823,338	$6,005,134

193,903	26,122	—	—	3,823,338	6,005,134

1,822	401	261	330	184,072	238,341

192,081	25,721	(261)	(330)	3,639,266	5,766,793

9,317	85,458	106	58,902	4,231,546	22,777,975
(682,425)	10,508	(61,493)	(20,207)	(7,802,860)	5,981,218

(673,108)	95,966	(61,387)	38,695	(3,571,314)	28,759,193
(3,267,356)	59,486	(90,513)	(24,318)	(64,056,124)	(28,366,661)

(3,748,383)	181,173	(152,161)	14,047	(63,988,172)	6,159,325

398,298	5,844	45,109	45,777	7,611,788	8,788,311
(95,485)	(1,637,581)	(33,592)	(17,542)	(9,617,098)	(13,942,275)
(12,757)	—	(200)	(2,756)	(1,463,414)	(597,232)
5,065,574	5,480,346	145,203	(33,911)	(18,344,185)	(5,141,591)

5,355,630	3,848,609	156,520	(8,432)	(21,812,909)	(10,892,787)

1,607,247	4,029,782	4,359	5,615	(85,801,081)	(4,733,462)

4,029,782	—	248,176	242,561	194,992,271	199,725,733

$5,637,029	$4,029,782	$252,535	$248,176	$109,191,190	$194,992,271

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$19,433	$28,552	$298

Total investment income	19,433	28,552	298
Expenses:
Mortality and expense risk	2,203	4,227	—

Net investment income (loss)	17,230	24,325	298

Realized gains (losses) on investments:
Capital gain distributions	113,820	342,911	—
Net realized gains (losses)	(259,431)	130,188	(355)

Realized gains (losses)	(145,611)	473,099	(355)
Unrealized appreciation (depreciation) during the period	(979,586)	(636,644)	(1,260)

Net increase (decrease) in assets from operations	(1,107,967)	(139,220)	(1,317)

Changes from principal transactions:
Transfer of net premiums	105,891	115,774	3,887
Transfer on terminations	(42,424)	(125,566)	(942)
Transfer on policy loans	(18,559)	3,245	—
Net interfund transfers	218,609	519,660	6,641

Net increase (decrease) in assets from principal transactions	263,517	513,113	9,586

Total increase (decrease) in assets	(844,450)	373,893	8,269

Assets, beginning of period	2,250,471	1,876,578	—

Assets, end of period	$1,406,021	$2,250,471	$8,269

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

20

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust		Global Allocation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$67,035	$96,030	$730,873	$649,017

—	—	67,035	96,030	730,873	649,017

1,983	3,266	5,712	4,856	567	323

(1,983)	(3,266)	61,323	91,174	730,306	648,694

1,830,334	6,285,978	64,648	218,599	22,093	873,485
(849,853)	5,800,134	(1,049,193)	411,184	(103,126)	33,250

980,481	12,086,112	(984,545)	629,783	(81,033)	906,735
(29,838,630)	(4,638,662)	(2,246,231)	(552,031)	(4,762,093)	(1,445,275)

(28,860,132)	7,444,184	(3,169,453)	168,926	(4,112,820)	110,154

4,118,583	4,243,159	439,629	455,024	2,200,057	1,983,405
(3,324,344)	(4,184,103)	(993,586)	(2,108,557)	(189,243)	(122,923)
(1,097,322)	(219,127)	(5,136)	(76,145)	—	—
(275,874)	(1,628,311)	1,927,943	405,705	60,619	9,076,226

(578,957)	(1,788,382)	1,368,850	(1,323,973)	2,071,433	10,936,708

(29,439,089)	5,655,802	(1,800,603)	(1,155,047)	(2,041,387)	11,046,862

69,656,450	64,000,648	5,958,835	7,113,882	12,117,769	1,070,907

$40,217,361	$69,656,450	$4,158,232	$5,958,835	$10,076,382	$12,117,769

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust		Global Real Estate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$202,539	$2,453,017	$15,317

Total investment income	202,539	2,453,017	15,317
Expenses:
Mortality and expense risk	33,071	31,722	—

Net investment income (loss)	169,468	2,421,295	15,317

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	83,945	(129,286)	(21,339)

Realized gains (losses)	83,945	(129,286)	(21,339)
Unrealized appreciation (depreciation) during the period	(2,161,752)	823,305	(1,124)

Net increase (decrease) in assets from operations	(1,908,339)	3,115,314	(7,146)

Changes from principal transactions:
Transfer of net premiums	1,376,888	1,134,559	3,889
Transfer on terminations	(1,835,324)	(1,791,566)	(762)
Transfer on policy loans	(24,449)	21,578	—
Net interfund transfers	2,899,459	3,846,601	257,634

Net increase (decrease) in assets from principal transactions	2,416,574	3,211,172	260,761

Total increase (decrease) in assets	508,235	6,326,486	253,615

Assets, beginning of period	32,351,982	26,025,496	—

Assets, end of period	$32,860,217	$32,351,982	$253,615

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

22

Sub-Account
Global Trust		Growth & Income Trust		Health Sciences Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$33,170	$43,713	$414,485	$1,743,108	—	—

33,170	43,713	414,485	1,743,108	—	—

174	165	75,044	282,935	10,032	7,447

32,996	43,548	339,441	1,460,173	(10,032)	(7,447)

—	118,826	—	8,996,042	131,050	1,197,677
(138,853)	81,824	(3,880,096)	1,117,802	(1,006,862)	239,873

(138,853)	200,650	(3,880,096)	10,113,844	(875,812)	1,437,550
(634,139)	(243,806)	(4,358,437)	(7,648,286)	(1,775,178)	(461,626)

(739,996)	392	(7,899,092)	3,925,731	(2,661,022)	968,477

546,450	286,037	1,141,605	4,231,027	332,041	316,608
(52,213)	(167,331)	(2,396,851)	(7,138,086)	(375,006)	(417,368)
(7,243)	(28,926)	61,165	(230,785)	(343,223)	(48,097)
(668,985)	738,662	(84,320,949)	(10,537,998)	682,345	63,954

(181,991)	828,442	(85,515,030)	(13,675,842)	296,157	(84,903)

(921,987)	828,834	(93,414,122)	(9,750,111)	(2,364,865)	883,574

2,115,155	1,286,321	93,414,122	103,164,233	6,775,944	5,892,370

$1,193,168	$2,115,155	—	$93,414,122	$4,411,079	$6,775,944

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust		Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,361,757	$2,295,521	$22,740	$50,845

Total investment income	1,361,757	2,295,521	22,740	50,845
Expenses:
Mortality and expense risk	17,138	26,146	961	881

Net investment income (loss)	1,344,619	2,269,375	21,779	49,964

Realized gains (losses) on investments:
Capital gain distributions	—	—	14,016	86,293
Net realized gains (losses)	(841,277)	342,314	(78,177)	25,837

Realized gains (losses)	(841,277)	342,314	(64,161)	112,130
Unrealized appreciation (depreciation) during the period	(4,885,663)	(2,305,857)	(216,003)	(149,082)

Net increase (decrease) in assets from operations	(4,382,321)	305,832	(258,385)	13,012

Changes from principal transactions:
Transfer of net premiums	894,211	1,082,096	142,565	97,722
Transfer on terminations	(1,086,596)	(1,457,364)	(24,923)	(21,581)
Transfer on policy loans	(50,709)	104,195	—	—
Net interfund transfers	(1,618,274)	(2,497,747)	(469,528)	(237,257)

Net increase (decrease) in assets from principal transactions	(1,861,368)	(2,768,820)	(351,886)	(161,116)

Total increase (decrease) in assets	(6,243,689)	(2,462,988)	(610,271)	(148,104)

Assets, beginning of period	17,063,434	19,526,422	1,180,530	1,328,634

Assets, end of period	$10,819,745	$17,063,434	$570,259	$1,180,530

See accompanying notes.

24

Sub-Account
International Core Trust		International Equity Index Trust B		International Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$591,151	$262,780	$4,136,593	$7,085,024	$193,123	$226,051

591,151	262,780	4,136,593	7,085,024	193,123	226,051

2,509	2,719	123,834	147,446	8,042	5,675

588,642	260,061	4,012,759	6,937,578	185,081	220,376

140,511	1,501,409	1,218,112	13,400,708	614,804	2,511,007
(134,709)	81,897	(821,745)	4,463,441	(3,313,432)	229,923

5,802	1,583,306	396,367	17,864,149	(2,698,628)	2,740,930
(5,475,555)	(664,888)	(85,860,982)	(5,290,872)	(7,222,919)	(1,444,793)

(4,881,111)	1,178,479	(81,451,856)	19,510,855	(9,736,466)	1,516,513

791,302	250,087	4,126,090	6,591,233	601,647	386,124
(255,150)	(182,361)	(6,625,585)	(5,239,331)	(3,625,897)	(878,691)
—	(68)	(90,463)	(254,042)	3,036	(4,771)
1,305,000	319,791	30,331,610	24,976,376	3,267,718	11,091,160

1,841,152	387,449	27,741,652	26,074,236	246,504	10,593,822

(3,039,959)	1,565,928	(53,710,204)	45,585,091	(9,489,962)	12,110,335

11,891,214	10,325,286	156,149,560	110,564,469	18,343,392	6,233,057

$8,851,255	$11,891,214	$102,439,356	$156,149,560	$8,853,430	$18,343,392

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust		International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$216,273	$276,565	$399,735	$599,326

Total investment income	216,273	276,565	399,735	599,326
Expenses:
Mortality and expense risk	6,124	6,658	16,214	18,272

Net investment income (loss)	210,149	269,907	383,521	581,054

Realized gains (losses) on investments:
Capital gain distributions	110,539	2,593,380	351,144	2,195,566
Net realized gains (losses)	(1,725,565)	345,689	(1,825,068)	916,865

Realized gains (losses)	(1,615,026)	2,939,069	(1,473,924)	3,112,431
Unrealized appreciation (depreciation) during the period	(3,800,995)	(2,676,210)	(4,388,319)	(2,434,691)

Net increase (decrease) in assets from operations	(5,205,872)	532,766	(5,478,722)	1,258,794

Changes from principal transactions:
Transfer of net premiums	713,248	408,701	709,897	999,184
Transfer on terminations	(292,736)	(326,443)	(708,144)	(2,276,301)
Transfer on policy loans	(35,404)	(47,794)	(63,274)	(35,703)
Net interfund transfers	(436,646)	5,317,923	(383,303)	(4,369,864)

Net increase (decrease) in assets from principal transactions	(51,538)	5,352,387	(444,824)	(5,682,684)

Total increase (decrease) in assets	(5,257,410)	5,885,153	(5,923,546)	(4,423,890)

Assets, beginning of period	10,077,613	4,192,460	12,506,394	16,930,284

Assets, end of period	$4,820,203	$10,077,613	$6,582,848	$12,506,394

See accompanying notes.

26

Sub-Account
Investment Quality Bond Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$495,679	$2,259,584	$12,379	$8,435	$215,111	$188,143

495,679	2,259,584	12,379	8,435	215,111	188,143

84,611	120,779	1,889	1,566	11,355	12,570

411,068	2,138,805	10,490	6,869	203,756	175,573

—	—	—	55,309	—	1,055,278
(1,436,500)	(41,914)	(124,712)	19,014	(1,066,891)	375,060

(1,436,500)	(41,914)	(124,712)	74,323	(1,066,891)	1,430,338
(246,643)	(746,665)	(314,494)	(95,602)	(4,742,277)	(978,896)

(1,272,075)	1,350,226	(428,716)	(14,410)	(5,605,412)	627,015

159,181	93,764	123,807	83,770	773,397	895,446
(412,605)	(4,070,742)	(50,037)	(181,384)	(1,010,659)	(2,051,098)
(495)	—	(320)	(26,447)	(471,564)	(19,226)
(15,201,287)	1,451,434	102,076	622,309	(1,702,397)	5,967,481

(15,455,206)	(2,525,544)	175,526	498,248	(2,411,223)	4,792,603

(16,727,281)	(1,175,318)	(253,190)	483,838	(8,016,635)	5,419,618

21,995,461	23,170,779	840,282	356,444	17,843,635	12,424,017

$5,268,180	$21,995,461	$587,092	$840,282	$9,827,000	$17,843,635

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$131,884	$705,768	$2,305,081	$1,124,170

Total investment income	131,884	705,768	2,305,081	1,124,170
Expenses:
Mortality and expense risk	13,130	10,456	36,514	15,797

Net investment income (loss)	118,754	695,312	2,268,567	1,108,373

Realized gains (losses) on investments:
Capital gain distributions	1,011,492	170,057	931,530	26,527
Net realized gains (losses)	(1,674,561)	53,217	(1,503,451)	183,454

Realized gains (losses)	(663,069)	223,274	(571,921)	209,981
Unrealized appreciation (depreciation) during the period	(3,621,876)	(385,667)	(9,165,988)	(421,376)

Net increase (decrease) in assets from operations	(4,166,191)	532,919	(7,469,342)	896,978

Changes from principal transactions:
Transfer of net premiums	897,341	916,852	3,519,739	2,059,903
Transfer on terminations	(326,291)	(217,699)	(4,819,656)	(968,845)
Transfer on policy loans	(612)	(48)	(172,820)	(2,232,858)
Net interfund transfers	(468,222)	2,851,628	45,548,110	4,244,422

Net increase (decrease) in assets from principal transactions	102,216	3,550,733	44,075,373	3,102,622

Total increase (decrease) in assets	(4,063,975)	4,083,652	36,606,031	3,999,600

Assets, beginning of period	8,952,286	4,868,634	16,568,989	12,569,389

Assets, end of period	$4,888,311	$8,952,286	$53,175,020	$16,568,989

See accompanying notes.

28

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$136,188	$148,507	$1,187,554	$3,031,930	$51,186	$85,582

136,188	148,507	1,187,554	3,031,930	51,186	85,582

32	—	76,150	65,045	1,444	1,676

136,156	148,507	1,111,404	2,966,885	49,742	83,906

48,210	5,016	2,357,000	186,191	30,914	1,836
(19,841)	4,950	(1,966,461)	116,830	(150,038)	3,761

28,369	9,966	390,539	303,021	(119,124)	5,597
(599,057)	(63,670)	(20,664,823)	(949,549)	(287,066)	(51,396)

(434,532)	94,803	(19,162,880)	2,320,357	(356,448)	38,107

400,709	240,636	4,481,082	4,660,283	162,692	210,309
(90,390)	(65,158)	(4,869,050)	(1,560,375)	(164,841)	(55,125)
(404)	—	111,401	(53,042)	(1,213)	(67,136)
896,958	153,917	4,092,539	12,428,306	(40,606)	491,953

1,206,873	329,395	3,815,972	15,475,172	(43,968)	580,001

772,341	424,198	(15,346,908)	17,795,529	(400,416)	618,108

2,097,673	1,673,475	48,518,976	30,723,447	1,434,489	816,381

$2,870,014	$2,097,673	$33,172,068	$48,518,976	$1,034,073	$1,434,489

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust		Mid Cap Index Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$260,661	$2,851,651	$156,108	$203,188

Total investment income	260,661	2,851,651	156,108	203,188
Expenses:
Mortality and expense risk	117,473	167,299	6,528	6,641

Net investment income (loss)	143,188	2,684,352	149,580	196,547

Realized gains (losses) on investments:
Capital gain distributions	272,566	1,052,142	294,948	1,669,496
Net realized gains (losses)	(10,683,354)	199,504	(1,168,558)	934,979

Realized gains (losses)	(10,410,788)	1,251,646	(873,610)	2,604,475
Unrealized appreciation (depreciation) during the period	89,315	(3,017,809)	(5,353,390)	(1,758,320)

Net increase (decrease) in assets from operations	(10,178,285)	918,189	(6,077,420)	1,042,702

Changes from principal transactions:
Transfer of net premiums	2,089,856	2,679,728	1,000,216	1,091,096
Transfer on terminations	(4,744,663)	(4,338,712)	(824,921)	(2,981,329)
Transfer on policy loans	(297,290)	(964,869)	(76,954)	(121,953)
Net interfund transfers	(37,853,258)	(2,935,907)	5,567,365	(4,330,217)

Net increase (decrease) in assets from principal transactions	(40,805,355)	(5,559,760)	5,665,706	(6,342,403)

Total increase (decrease) in assets	(50,983,640)	(4,641,571)	(411,714)	(5,299,701)

Assets, beginning of period	50,983,640	55,625,211	12,311,375	17,611,076

Assets, end of period	—	$50,983,640	$11,899,661	$12,311,375

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

30

Sub-Account
Mid Cap Intersection Trust		Mid Cap Stock Trust		Mid Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$69	$3	—	$5,279	$125,917	$101,397

69	3	—	5,279	125,917	101,397

159	26	63,020	74,046	6,409	8,170

(90)	(23)	(63,020)	(68,767)	119,508	93,227

—	—	1,525,234	14,791,693	284,757	2,367,619
(783)	(4)	(4,824,581)	5,085,384	(1,298,036)	(445,646)

(783)	(4)	(3,299,347)	19,877,077	(1,013,279)	1,921,973
(14,046)	(938)	(21,130,881)	(8,015,548)	(2,122,581)	(1,954,079)

(14,919)	(965)	(24,493,248)	11,792,762	(3,016,352)	61,121

10,810	616	2,203,127	2,305,824	593,729	562,195
(2,668)	(413)	(3,682,791)	(5,250,343)	(222,275)	(707,588)
(165)	—	(289,758)	(465,876)	1,970	(83,743)
4,752	24,938	(1,288,574)	(8,920,151)	(130,283)	(547,758)

12,729	25,141	(3,057,996)	(12,330,546)	243,141	(776,894)

(2,190)	24,176	(27,551,244)	(537,784)	(2,773,211)	(715,773)

24,176	—	58,057,066	58,594,850	7,619,761	8,335,534

$21,986	$24,176	$30,505,822	$58,057,066	$4,846,550	$7,619,761

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$504,991	$1,420,965	$4,289,834	$7,151,200

Total investment income	504,991	1,420,965	4,289,834	7,151,200
Expenses:
Mortality and expense risk	35,315	56,484	354,149	209,633

Net investment income (loss)	469,676	1,364,481	3,935,685	6,941,567

Realized gains (losses) on investments:
Capital gain distributions	1,025,627	13,187,174	—	—
Net realized gains (losses)	(7,943,683)	1,324,432	—	—

Realized gains (losses)	(6,918,056)	14,511,606	—	—
Unrealized appreciation (depreciation) during the period	(9,125,644)	(15,589,615)	—	—

Net increase (decrease) in assets from operations	(15,574,024)	286,472	3,935,685	6,941,567

Changes from principal transactions:
Transfer of net premiums	2,199,653	3,665,089	80,754,453	96,579,054
Transfer on terminations	(4,570,893)	(3,120,100)	(23,144,791)	(27,104,118)
Transfer on policy loans	(595,510)	(351,787)	(5,045,420)	6,031,353
Net interfund transfers	(15,621,643)	49,364	128,477,361	(56,915,785)

Net increase (decrease) in assets from principal transactions	(18,588,393)	242,566	181,041,603	18,590,504

Total increase (decrease) in assets	(34,162,417)	529,038	184,977,288	25,532,071

Assets, beginning of period	60,377,934	59,848,896	172,544,799	147,012,728

Assets, end of period	$26,215,517	$60,377,934	$357,522,087	$172,544,799

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Optimized All Cap Trust		Optimized Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07

$164,182	$237,593	$571,071	$3,845	$44,065	$37,908

164,182	237,593	571,071	3,845	44,065	37,908

21,939	15,735	124,668	162	16	84

142,243	221,858	446,403	3,683	44,049	37,824

730,540	8,589,908	—	41,998	—	157,016
(2,769,449)	705,465	(1,773,189)	1,102	(176,245)	1,270

(2,038,909)	9,295,373	(1,773,189)	43,100	(176,245)	158,286
(13,070,787)	(2,996,322)	(28,845,362)	(37,916)	(734,341)	(341,658)

(14,967,453)	6,520,909	(30,172,148)	8,867	(866,537)	(145,548)

1,182,559	544,989	2,303,151	81,028	119,583	135,853
(835,919)	(1,472,009)	(3,611,996)	(9,019)	(63,039)	(80,693)
(250,962)	(312,375)	(68,568)	—	(41,933)	—
4,355,510	5,966,687	75,170,791	(9,093)	136,541	1,622,949

4,451,188	4,727,292	73,793,378	62,916	151,152	1,678,109

(10,516,265)	11,248,201	43,621,230	71,783	(715,385)	1,532,561

25,437,081	14,188,880	308,071	236,288	1,911,898	379,337

$14,920,816	$25,437,081	$43,929,301	$308,071	$1,196,513	$1,911,898

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Overseas Equity Trust		Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,091,525	$1,667,102	$70,641	$110,950

Total investment income	1,091,525	1,667,102	70,641	110,950
Expenses:
Mortality and expense risk	89,863	111,005	5,597	7,533

Net investment income (loss)	1,001,662	1,556,097	65,044	103,417

Realized gains (losses) on investments:
Capital gain distributions	3,324,967	8,271,762	117,110	1,444,289
Net realized gains (losses)	(387,304)	6,370,658	(874,679)	248,003

Realized gains (losses)	2,937,663	14,642,420	(757,569)	1,692,292
Unrealized appreciation (depreciation) during the period	(32,037,166)	(7,900,681)	(1,386,605)	(1,208,258)

Net increase (decrease) in assets from operations	(28,097,841)	8,297,836	(2,079,130)	587,451

Changes from principal transactions:
Transfer of net premiums	1,605,410	2,723,761	184,014	296,861
Transfer on terminations	(4,109,502)	(4,254,068)	(151,881)	(1,032,471)
Transfer on policy loans	(1,078,978)	(360,240)	(3,102)	—
Net interfund transfers	(2,217,504)	(10,124,044)	456,169	(516,775)

Net increase (decrease) in assets from principal transactions	(5,800,574)	(12,014,591)	485,200	(1,252,385)

Total increase (decrease) in assets	(33,898,415)	(3,716,755)	(1,593,930)	(664,934)

Assets, beginning of period	70,614,626	74,331,381	4,998,652	5,663,586

Assets, end of period	$36,716,211	$70,614,626	$3,404,722	$4,998,652

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

34

Sub-Account
Quantitative Mid Cap Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$152	$1,424	$1,875,688	$2,138,576	$127,047	$1,608,344

152	1,424	1,875,688	2,138,576	127,047	1,608,344

65	298	42,427	64,443	86,277	116,745

87	1,126	1,833,261	2,074,133	40,770	1,491,599

300	66,726	800,923	39,119,312	530,068	—
(95,636)	(60,813)	(18,631,068)	(3,381,574)	(3,163,867)	28,639

(95,336)	5,913	(17,830,145)	35,737,738	(2,633,799)	28,639
88,394	3,480	(7,868,386)	(49,825,633)	(1,780,162)	832,388

(6,855)	10,519	(23,865,270)	(12,013,762)	(4,373,191)	2,352,626

16,000	47,914	2,703,402	4,919,220	878,566	150,490
(5,194)	(158,877)	(4,128,948)	(5,371,830)	(721,721)	(4,413,344)
—	—	(145,529)	(712,520)	27,479	(1,613)
(266,766)	(90,525)	(2,089,507)	(13,031,503)	(7,607,265)	(454,460)

(255,960)	(201,488)	(3,660,582)	(14,196,633)	(7,422,941)	(4,718,927)

(262,815)	(190,969)	(27,525,852)	(26,210,395)	(11,796,132)	(2,366,301)

262,815	453,784	63,095,771	89,306,166	20,480,821	22,847,122

—	$262,815	$35,569,919	$63,095,771	$8,684,689	$20,480,821

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$2,399,173	$14,855,161

Total investment income	—	—	2,399,173	14,855,161
Expenses:
Mortality and expense risk	2,825	985	463,570	685,941

Net investment income (loss)	(2,825)	(985)	1,935,603	14,169,220

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)

Realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)
Unrealized appreciation (depreciation) during the period	(516,277)	34,679	(2,099,165)	(9,288,981)

Net increase (decrease) in assets from operations	(686,243)	51,103	(13,557,090)	4,291,149

Changes from principal transactions:
Transfer of net premiums	73,498	39,115	1,809,913	2,146,468
Transfer on terminations	(52,899)	(36,431)	(6,669,143)	(26,149,469)
Transfer on policy loans	(19,111)	—	(569,618)	192,658
Net interfund transfers	166,427	1,009,895	(90,590,182)	(9,840,884)

Net increase (decrease) in assets from principal transactions	167,915	1,012,579	(96,019,030)	(33,651,227)

Total increase (decrease) in assets	(518,328)	1,063,682	(109,576,120)	(29,360,078)

Assets, beginning of period	1,247,596	183,914	134,030,487	163,390,565

Assets, end of period	$729,268	$1,247,596	$24,454,367	$134,030,487

See accompanying notes.

36

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$223,482	$271,209	$29,168	$31,178

—	—	223,482	271,209	29,168	31,178

92,215	116,477	5,509	6,192	312	414

(92,215)	(116,477)	217,973	265,017	28,856	30,764

621,079	13,621,444	158,942	1,982,566	35,911	93,444
(1,025,894)	3,773,967	(1,060,405)	514,141	(47,936)	(20,626)

(404,815)	17,395,411	(901,463)	2,496,707	(12,025)	72,818
(22,643,527)	(9,474,469)	(5,450,852)	(3,196,515)	(600,090)	(226,210)

(23,140,557)	7,804,465	(6,134,342)	(434,791)	(583,259)	(122,628)

2,174,668	2,605,473	567,711	1,405,404	80,916	126,428
(4,291,548)	(5,632,626)	(642,411)	(578,544)	(31,503)	(48,951)
(1,010,006)	(111,641)	(18,560)	(94,422)	(14,339)	—
(1,226,613)	(4,565,212)	836,197	(3,186,167)	129,367	(261,395)

(4,353,499)	(7,704,006)	742,937	(2,453,729)	164,441	(183,918)

(27,494,056)	100,459	(5,391,405)	(2,888,520)	(418,818)	(306,546)

62,782,101	62,681,642	17,562,054	20,450,574	1,251,287	1,557,833

$35,288,045	$62,782,101	$12,170,649	$17,562,054	$832,469	$1,251,287

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust		Small Cap Value Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$154	—	$1,032,540	$1,110,633

Total investment income	154	—	1,032,540	1,110,633
Expenses:
Mortality and expense risk	18	—	44,174	58,466

Net investment income (loss)	136	—	988,366	1,052,167

Realized gains (losses) on investments:
Capital gain distributions	11,270	162,415	287,528	20,563,018
Net realized gains (losses)	(581,473)	(9,971)	(8,613,434)	1,472,822

Realized gains (losses)	(570,203)	152,444	(8,325,906)	22,035,840
Unrealized appreciation (depreciation) during the period	163,446	(162,532)	(14,819,886)	(25,821,712)

Net increase (decrease) in assets from operations	(406,621)	(10,088)	(22,157,426)	(2,733,705)

Changes from principal transactions:
Transfer of net premiums	49,532	121,492	3,324,573	4,949,387
Transfer on terminations	(50,872)	(25,342)	(6,826,403)	(7,451,062)
Transfer on policy loans	—	—	(1,279,152)	(1,056,045)
Net interfund transfers	(472,191)	120,063	(11,713,413)	(31,287)

Net increase (decrease) in assets from principal transactions	(473,531)	216,213	(16,494,395)	(3,589,007)

Total increase (decrease) in assets	(880,152)	206,125	(38,651,821)	(6,322,712)

Assets, beginning of period	880,152	674,027	98,890,378	105,213,090

Assets, end of period	—	$880,152	$60,238,557	$98,890,378

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

38

Sub-Account
Small Company Trust		Small Company Value Trust		Special Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (r)

—	—	$29,475	$6,891	$3,582

—	—	29,475	6,891	3,582

156	162	6,987	3,069	24

(156)	(162)	22,488	3,822	3,558

1,876	256,258	61,590	549,786	27,632
(721,812)	406	(1,084,516)	(56,229)	(40,826)

(719,936)	256,664	(1,022,926)	493,557	(13,194)
(27,797)	(359,231)	(716,322)	(590,403)	30

(747,889)	(102,729)	(1,716,760)	(93,024)	(9,606)

190,132	184,889	257,124	284,567	13,126
(48,344)	(41,410)	(327,089)	(178,735)	(2,612)
10,238	(3,639)	(29,054)	(49,971)	—
(395,144)	(113,638)	1,436,285	262,037	(19,957)

(243,118)	26,202	1,337,266	317,898	(9,443)

(991,007)	(76,527)	(379,494)	224,874	(19,049)

1,444,259	1,520,786	3,358,726	3,133,852	19,049

$453,252	$1,444,259	$2,979,232	$3,358,726	—

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust		Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$240,209	$341,027	$60,695	$5,746

Total investment income	240,209	341,027	60,695	5,746
Expenses:
Mortality and expense risk	2,510	3,395	670	317

Net investment income (loss)	237,699	337,632	60,025	5,429
Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(450,826)	294,043	(2,878)	3,962

Realized gains (losses)	(450,826)	294,043	(2,878)	3,962
Unrealized appreciation (depreciation) during the period	(225,152)	(622,186)	(122,127)	4,654

Net increase (decrease) in assets from operations	(438,279)	9,489	(64,980)	14,045

Changes from principal transactions:
Transfer of net premiums	448,079	256,755	20,977	23,015
Transfer on terminations	(558,210)	(2,824,172)	(12,569)	(8,845)
Transfer on policy loans	(29,642)	(24,556)	—	—
Net interfund transfers	(774,400)	(261,719)	437,292	(51,245)

Net increase (decrease) in assets from principal transactions	(914,173)	(2,853,692)	445,700	(37,075)

Total increase (decrease) in assets	(1,352,452)	(2,844,203)	380,720	(23,030)

Assets, beginning of period	4,035,299	6,879,502	282,627	305,657

Assets, end of period	$2,682,847	$4,035,299	$663,347	$282,627

(q)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

40

Sub-Account
Strategic Opportunities Trust	Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,230	$2,309,285	$4,445,342	$4,152,060	$7,999,081

3,230	2,309,285	4,445,342	4,152,060	7,999,081

281	33,335	34,559	178,354	244,005

2,949	2,275,950	4,410,783	3,973,706	7,755,076

—	—	—	1,154,677	—
40,959	(118,818)	(81,197)	(1,046,788)	224,619

40,959	(118,818)	(81,197)	107,889	224,619
(17,467)	347,730	(1,296,653)	(3,453,954)	442,635

26,441	2,504,862	3,032,933	627,641	8,422,330

30,013	1,876,217	3,253,360	3,337,614	2,264,678
(8,145)	(4,010,722)	(3,427,913)	(3,193,567)	(9,521,233)
9,856	(516,897)	(264,143)	2,399	(122,457)
(411,993)	(2,125,973)	1,794,358	(29,654,115)	7,884,878

(380,269)	(4,777,375)	1,355,662	(29,507,669)	505,866

(353,828)	(2,272,513)	4,388,595	(28,880,028)	8,928,196

353,828	46,640,510	42,251,915	105,376,417	96,448,221

—	$44,367,997	$46,640,510	$76,496,389	$105,376,417

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust		Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$416,527	$759,545	$10,866	$235,799

Total investment income	416,527	759,545	10,866	235,799
Expenses:
Mortality and expense risk	22,527	34,354	2,152	2,964

Net investment income (loss)	394,000	725,191	8,714	232,835

Realized gains (losses) on investments:
Capital gain distributions	45,403	1,242,996	1,483,545	4,638,409
Net realized gains (losses)	(163,773)	2,036,222	1,153,637	3,142,136

Realized gains (losses)	(118,370)	3,279,218	2,637,182	7,780,545
Unrealized appreciation (depreciation) during the period	(11,449,928)	(2,281,885)	(35,352,598)	3,804,000

Net increase (decrease) in assets from operations	(11,174,298)	1,722,524	(32,706,702)	11,817,380

Changes from principal transactions:
Transfer of net premiums	1,448,480	1,629,434	3,866,676	4,320,761
Transfer on terminations	(1,449,436)	(2,874,177)	(3,068,037)	(3,596,888)
Transfer on policy loans	(860,669)	(216,738)	(944,829)	(128,249)
Net interfund transfers	(1,225,434)	(2,678,273)	(623,322)	3,538,108

Net increase (decrease) in assets from principal transactions	(2,087,059)	(4,139,754)	(769,512)	4,133,732

Total increase (decrease) in assets	(13,261,357)	(2,417,230)	(33,476,214)	15,951,112

Assets, beginning of period	31,071,504	33,488,734	66,741,626	50,790,514

Assets, end of period	$17,810,147	$31,071,504	$33,265,412	$66,741,626

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

42

Sub-Account
U.S. Core Trust		U.S. Global Leaders Growth Trust		U.S. Government Securities Trust
Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$8,329	$23,079	$1,034	$3,335	$50,597	$80,983

8,329	23,079	1,034	3,335	50,597	80,983

256	149	598	387	2,438	1,694

8,073	22,930	436	2,948	48,159	79,289

6,161	92,290	36,386	—	—	—
(378,846)	77	(797,339)	3,385	(29,971)	(1,948)

(372,685)	92,367	(760,953)	3,385	(29,971)	(1,948)
85,622	(105,051)	1,455	(1,688)	(39,713)	(50,897)

(278,990)	10,246	(759,062)	4,645	(21,525)	26,444

95,426	155,400	21,272	24,347	89,566	71,570
(23,604)	(68,963)	(44,672)	(9,881)	(252,692)	(34,258)
(6)	(6)	—	—	—	—
(785,588)	(63,762)	499,853	(95,976)	256,936	880,598

(713,772)	22,669	476,453	(81,510)	93,810	917,910

(992,762)	32,915	(282,609)	(76,865)	72,285	944,354

992,762	959,847	282,609	359,474	1,229,034	284,680

—	$992,762	—	$282,609	$1,301,319	$1,229,034

43

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust		U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$616,388	$72,575	$150,761	$87,494

Total investment income	616,388	72,575	150,761	87,494
Expenses:
Mortality and expense risk	1,411	578	1,366	1,572

Net investment income (loss)	614,977	71,997	149,395	85,922

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(204,453)	3,131	(41,548)	148,517

Realized gains (losses)	(204,453)	3,131	(41,548)	148,517
Unrealized appreciation (depreciation) during the period	(3,131,670)	(56,463)	(2,734,589)	(207,248)

Net increase (decrease) in assets from operations	(2,721,146)	18,665	(2,626,742)	27,191

Changes from principal transactions:
Transfer of net premiums	237,961	36,065	101,871	52,082
Transfer on terminations	(283,275)	(267,508)	(81,938)	(292,598)
Transfer on policy loans	(107,668)	—	(8,617)	(50,410)
Net interfund transfers	14,416,633	441,332	536,149	4,304,954

Net increase (decrease) in assets from principal transactions	14,263,651	209,889	547,465	4,014,028

Total increase (decrease) in assets	11,542,505	228,554	(2,079,277)	4,041,219

Assets, beginning of period	696,121	467,567	6,538,499	2,497,280

Assets, end of period	$12,238,626	$696,121	$4,459,222	$6,538,499

See accompanying notes.

44

Sub-Account
Utilities Trust		Value Trust		Total
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$415,818	$237,134	$85,176	$77,969	$58,351,204	$104,518,121

415,818	237,134	85,176	77,969	58,351,204	104,518,121

11,029	7,772	3,056	2,629	3,197,041	3,833,420

404,789	229,362	82,120	75,340	55,154,163	100,684,701

333,684	3,104,295	190,737	1,687,795	44,215,195	236,622,129
(3,730,869)	668,316	(1,116,627)	(47,159)	(123,859,255)	86,697,118

(3,397,185)	3,772,611	(925,890)	1,640,636	(79,644,060)	323,319,247
(4,376,011)	(2,145,408)	(2,583,265)	(1,465,327)	(895,386,974)	(245,912,279)

(7,368,407)	1,856,565	(3,427,035)	250,649	(919,876,871)	178,091,669

711,778	421,672	796,026	480,033	195,602,447	232,245,566
(1,104,796)	(414,413)	(225,323)	(452,708)	(174,340,754)	(239,412,634)
41,354	(81,455)	(3,291)	(51,399)	(20,568,365)	(6,935,829)
(1,653,730)	12,792,737	2,110,191	2,897,265	(19,655,838)	9,394,259

(2,005,394)	12,718,541	2,677,603	2,873,191	(18,962,510)	(4,708,638)

(9,373,801)	14,575,106	(749,432)	3,123,840	(938,839,381)	173,383,031

19,062,851	4,487,745	6,051,525	2,927,685	2,943,485,198	2,770,102,167

$9,689,050	$19,062,851	$5,302,093	$6,051,525	$2,004,645,817	$2,943,485,198

45

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or “JHVLICO”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 73 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$2,004,645,817
Level 2	—
Level 3	—

$2,004,645,817

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625% of net assets, depending on the type of policy, (excluding policy loans and policies for which no mortality and expense risk is charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$54,321,241	$78,845,713
Active Bond Trust	5,708,151	13,996,500
All Cap Core Trust	5,545	13,163
All Cap Growth Trust	392,823	33,561
All Cap Value Trust	4,262,928	1,215,397
American Blue Chip Income and Growth Trust	543,044	342,070
American Bond Trust	841,251	324,309
American Growth Trust	12,955,209	7,029,943
American Growth-Income Trust	763,791	425,931
American International Trust	19,141,583	5,533,297
Blue Chip Growth Trust	10,585,938	16,762,853
Capital Appreciation Trust	10,052,439	11,794,918
Capital Appreciation Value Trust	27,526	585
Classic Value Trust	1,668,307	1,937,610
Core Bond Trust	3,473,688	2,541,822
Core Equity Trust	692,964	636,667
Dynamic Growth Trust	15,251	472,818
Emerging Growth Trust	252,137	1,108,018
Emerging Markets Value Trust	6,472,285	915,258
Emerging Small Company Trust	278,287	121,922
Equity-Income Trust	29,256,596	43,198,693
Financial Services Trust	895,431	500,864
Franklin Templeton Founding Allocation Trust	10,817	932
Fundamental Value Trust	3,834,748	2,339,927
Global Allocation Trust	3,190,600	366,767
Global Bond Trust	13,170,799	10,584,757
Global Real Estate Trust	321,219	45,142
Global Trust	796,625	945,620
Growth & Income Trust	1,612,700	86,788,289
Health Sciences Trust	3,918,091	3,500,916
High Yield Trust	5,183,429	5,700,179
Income & Value Trust	225,071	541,162

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Core Trust	$3,368,551	$798,247
International Equity Index Trust B	54,441,985	21,469,461
International Opportunities Trust	8,851,851	7,805,462
International Small Cap Trust	2,778,613	2,509,464
International Value Trust	3,932,007	3,642,166
Investment Quality Bond Trust	2,316,697	17,360,836
Large Cap Trust	600,698	414,682
Large Cap Value Trust	4,409,740	6,617,206
Lifestyle Aggressive Trust	4,022,355	2,789,893
Lifestyle Balanced Trust	53,430,610	6,155,140
Lifestyle Conservative Trust	1,983,202	591,962
Lifestyle Growth Trust	14,612,985	7,328,611
Lifestyle Moderate Trust	2,035,995	1,999,307
Managed Trust	2,476,348	42,865,949
Mid Cap Index Trust	9,932,335	3,822,101
Mid Cap Intersection Trust	15,348	2,710
Mid Cap Stock Trust	24,055,548	25,651,331
Mid Cap Value Trust	3,627,472	2,980,067
Mid Value Trust	7,433,117	24,526,208
Money Market Trust B	367,523,626	182,546,337
Natural Resources Trust	13,294,582	7,970,610
Optimized All Cap Trust	84,679,958	10,440,176
Optimized Value Trust	443,399	248,198
Overseas Equity Trust	9,275,063	10,749,008
Pacific Rim Trust	2,635,096	1,967,741
Quantitative Mid Cap Trust	60,948	316,522
Real Estate Securities Trust	15,518,990	16,545,389
Real Return Bond Trust	14,661,851	21,513,955
Science & Technology Trust	1,693,150	1,528,061
Short-Term Bond Trust	11,210,649	105,294,076
Small Cap Growth Trust	7,831,095	11,655,730
Small Cap Index Trust	3,270,252	2,150,400
Small Cap Opportunities Trust	433,905	204,697
Small Cap Trust	499,081	961,206
Small Cap Value Trust	15,564,697	30,783,197
Small Company Trust	517,258	758,656
Small Company Value Trust	3,934,403	2,513,059
Strategic Bond Trust	2,359,092	3,035,566
Strategic Income Trust	596,441	90,716
Total Bond Market Trust B	10,049,528	12,550,953
Total Return Trust	32,339,856	56,719,142
Total Stock Market Index Trust	4,406,696	6,054,351
U.S. Core Trust	196,471	896,008
U.S. Global Leaders Growth Trust	8,913,964	8,400,689
U.S. Government Securities Trust	747,754	605,785
U.S. High Yield Bond Trust	16,071,813	1,193,185
U.S. Large Cap Trust	902,304	205,444
Utilities Trust	18,449,021	19,715,941
Value Trust	4,616,858	1,666,397
All Asset Portfolio	20,045,222	9,616,803
Brandes International Equity Trust	47,496,552	40,792,768

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Business Opportunity Value Trust	$12,052,825	$5,464,255
CSI Equity Trust	2,211	4,450
Frontier Capital Appreciation Trust	14,840,085	13,590,692
Turner Core Growth Trust	24,687,758	23,965,011

	$1,171,018,425	$1,090,611,580

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manufile Financial Corporation, which can be terminated by either party upon two months’ notice. Under this agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04
Units, end of period (000’s)	20,463	21,981	21,785	22,550	22,008

Unit fair value $	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84
Assets, end of period $ (000’s)	315,740	537,290	506,217	453,995	422,233
Investment income ratio*	2.17%	2.94%	1.14%	0.45%	1.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 11.70%

(e)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,672	2,146	2,378	3,392	3,423

Unit fair value $	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05	16.95 to 41.17	18.99 to 40.14
Assets, end of period $ (000’s)	35,824	50,933	54,337	73,175	73,314
Investment income ratio*	5.19%	8.62%	2.88%	1.30%	3.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,423	684	675	507

Unit fair value $	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of period $ (000’s)	14,121	8,096	7,395	5,321
Investment income ratio*	6.21%	6.84%	5.15%	5.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.0	8%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4	5	5	15

Unit fair value $	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of period $ (000’s)	33	63	67	171
Investment income ratio*	1.78%	1.43%	1.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	61	32	33	5

Unit fair value $	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of period $ (000’s)	487	447	410	53
Investment income ratio*	0.42%	0.15%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	550	312	325	29

Unit fair value $	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of period $ (000’s)	5,347	4,271	4,093	319
Investment income ratio*	1.25%	1.88%	0.91%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	179	173	117	8

Unit fair value $	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of period $ (000’s)	1,495	2,283	1,519	90
Investment income ratio*	4.22%	3.06%	0.36%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, end of period (000’s)	221	194	25

Unit fair value $	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	2,189	2,131	274
Investment income ratio*	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,008	1,732	1,878	776

Unit fair value $	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of period $ (000’s)	16,441	25,432	24,649	9,287
Investment income ratio*	1.95%	1.18%	0.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	332	310	221	185

Unit fair value $	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of period $ (000’s)	2,692	4,074	2,779	2,030
Investment income ratio*	2.22%	2.03%	1.02%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,874	976	830	341

Unit fair value $	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of period $ (000’s)	18,951	17,112	12,189	4,225
Investment income ratio*	5.51%	2.41%	0.69%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4,206	4,372	4,525	4,906

Unit fair value $	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21	15.05 to 55.85
Assets, end of period $ (000’s)	61,013	114,906	104,836	101,886
Investment income ratio*	0.39%	0.80%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	4,419	4,795	4,688	4,493	4,601

Unit fair value $	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84	25.50 to 27.49	23.22 to 24.55
Assets, end of period $ (000’s)	96,474	173,897	157,312	118,830	109,760
Investment income ratio*	3.28%	2.04%	1.49%	1.43%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.47%	23.22% to 24.00%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,987	1,535	1,463	1,238	707

Unit fair value $	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.27 to 12.47
Assets, end of period $ (000’s)	20,983	24,734	22,358	16,627	8,807
Investment income ratio*	0.05%	0.71%	0.55%	0.67%	1.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	21.84% to 22.59%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,457	2,617	3,046	843

Unit fair value $	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43	12.10 to 12.15
Assets, end of period $ (000’s)	21,273	36,165	37,751	10,239
Investment income ratio*	0.50%	0.37%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%	20.95% to 21.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Capital Appreciation Value Trust
Year Ended Dec. 31/08 (x)

Units, end of period (000’s)	3

Unit fair value $	7.27
Assets, end of period $ (000’s)	20
Investment income ratio*	1.49%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	382	482	359	224

Unit fair value $	6.09 to 6.23	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of period $ (000’s)	2,376	5,509	4,695	2,522
Investment income ratio*	1.46%	2.09%	0.72%	2.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(45.89%) to (45.55%)	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	329	261	114	39

Unit fair value $	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48	10.06 to 10.10
Assets, end of period $ (000’s)	3,786	2,909	1,197	391
Investment income ratio*	5.45%	8.95%	2.20%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%	0.61% to 1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	184	192	253	114

Unit fair value $	5.16 to 5.28	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of period $ (000’s)	971	2,228	3,113	1,320
Investment income ratio*	13.80%	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(54.75%) to (54.46%)	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	12	12	12	12	10

Unit fair value $	12.60	18.48	17.01	14.43	13.76
Assets, end of period $ (000’s)	151	227	202	173	136
Investment income ratio*	1.05%	0.95%	0.81%	0.72%	0.97%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00% to 0.63%
Total return lowest to highest***	(31.79%)	8.61%	17.90%	4.90% to 6.73%	10.64%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	36	35	27

Unit fair value $	12.59 to 12.82	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of period $ (000’s)	—	508	454	310
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.79%) to (9.61%)	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Growth Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	103	180	22

Unit fair value $	6.94 to 7.09	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of period $ (000’s)	—	1,417	2,393	262
Investment income ratio*	0.42%	0.10%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.18%) to (48.90%)	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	978	336

Unit fair value $	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	5,637	4,030
Investment income ratio*	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	35	19	21	9

Unit fair value $	7.12 to 7.29	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of period $ (000’s)	253	248	243	104
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.58%) to (43.23%)	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,774	6,590	6,974	7,842

Unit fair value $	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of period $ (000’s)	109,191	194,992	199,726	188,954
Investment income ratio*	2.48%	2.94%	1.56%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	189	167	123	130

Unit fair value $	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of period $ (000’s)	1,406	2,250	1,877	1,533
Investment income ratio*	1.00%	1.56%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	1

Unit fair value $	6.79
Assets, end of period $ (000’s)	8
Investment income ratio*	8.35%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,748	1,754	1,796	1,770	2,618

Unit fair value $	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01	28.91 to 36.13	29.93 to 30.42
Assets, end of period $ (000’s)	40,217	69,656	64,001	54,635	69,531
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.33%

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	520	453	561	495

Unit fair value $	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of period $ (000’s)	4,158	5,959	7,114	5,484
Investment income ratio*	1.10%	1.66%	0.71%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,184	937	87	38

Unit fair value $	8.32 to 8.51	12.72 to 12.93	12.18 to 12.31	10.79 to 10.84
Assets, end of period $ (000’s)	10,076	12,118	1,071	415
Investment income ratio*	6.76%	9.05%	0.97%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.61%) to (34.21%)	4.41% to 5.06%	12.87% to 13.58%	7.94% to 8.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,606	1,504	1,344	1,493

Unit fair value $	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of period $ (000’s)	32,860	32,352	26,025	27,551
Investment income ratio*	0.58%	7.41%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%	(6.36%) to (5.97%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Global Real Estate Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	46

Unit fair value $	5.57
Assets, end of period $ (000’s)	254
Investment income ratio*	40.42%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(44.26%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	144	154	95	33

Unit fair value $	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of period $ (000’s)	1,193	2,115	1,286	367
Investment income ratio*	2.30%	2.24%	1.33%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (d)	Year Ended Dec. 31/04
Units, end of period (000’s)	—	3,362	3,822	6,032	6,351

Unit fair value $	27.12 to 75.32	29.65 to 82.20	18.41 to 78.98	16.34 to 70.07	23.63 to 64.29
Assets, end of period $ (000’s)	—	93,414	103,164	184,912	177,102
Investment income ratio*	0.51%	1.74%	0.68%	0.17%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.54%) to (8.36%)	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%

(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(i)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(d)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

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9.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	368	397	406	397

Unit fair value $	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of period $ (000’s)	4,411	6,776	5,892	5,322
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,202	1,333	1,556	1,554

Unit fair value $	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of period $ (000’s)	10,820	17,063	19,526	17,692
Investment income ratio*	9.40%	12.67%	6.47%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	69	99	113	47

Unit fair value $	8.16 to 8.34	11.74 to 11.93	11.68 to 11.80	10.80 to 10.85
Assets, end of period $ (000’s)	570	1,181	1,329	509
Investment income ratio*	3.06%	4.24%	2.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.51%) to (30.07%)	0.50% to 1.12%	8.10% to 8.77%	8.04% to 8.49%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	872	720	696	50

Unit fair value $	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of period $ (000’s)	8,851	11,891	10,325	600
Investment income ratio*	5.72%	2.30%	0.62%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(h)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	6,401	5,181	4,427	3,842	3,335

Unit fair value $	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18	16.66 to 32.39	16.19 to 27.73
Assets, end of period $ (000’s)	102,439	156,150	110,564	79,958	57,936
Investment income ratio*	3.01%	5.13%	0.75%	1.11%	2.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	969	993	405	336

Unit fair value $	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of period $ (000’s)	8,853	18,343	6,233	4,175
Investment income ratio*	1.35%	2.56%	0.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	654	642	294	88

Unit fair value $	7.23 to 7.39	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of period $ (000’s)	4,820	10,078	4,192	983
Investment income ratio*	2.82%	3.18%	1.23%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(53.29%) to (53.00%)	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	725	788	1,166	328

Unit fair value $	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of period $ (000’s)	6,583	12,506	16,930	3,676
Investment income ratio*	3.81%	3.95%	1.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	482	1,998	2,227	12

Unit fair value $	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of period $ (000’s)	5,268	21,995	23,171	122
Investment income ratio*	2.72%	9.22%	0.29%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	76	65	28	7

Unit fair value $	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of period $ (000’s)	587	840	356	76
Investment income ratio*	1.30%	1.07%	0.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,096	1,275	926	1,956

Unit fair value $	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of period $ (000’s)	9,827	17,844	12,424	22,645
Investment income ratio*	1.57%	1.13%	0.66%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	586	620	366	47

Unit fair value $	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of period $ (000’s)	4,888	8,952	4,869	540
Investment income ratio*	1.67%	9.62%	4.07%	0.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,928	1,261	1,018	179

Unit fair value $	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of period $ (000’s)	53,175	16,569	12,569	1,959
Investment income ratio*	8.77%	7.41%	4.53%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	287	178	149	74

Unit fair value $	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21	10.30 to 10.34
Assets, end of period $ (000’s)	2,870	2,098	1,673	762
Investment income ratio*	5.18%	8.26%	4.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%	2.95% to 3.39%

(o)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	3,823	3,544	2,409	882

Unit fair value $	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of period $ (000’s)	33,172	48,519	30,723	9,888
Investment income ratio*	2.73%	7.61%	5.11%	0.12%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	111	117	70	31

Unit fair value $	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of period $ (000’s)	1,034	1,434	816	324
Investment income ratio*	3.92%	8.11%	4.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(n)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	—	1,734	1,902	5,131	5,206

Unit fair value $	19.01 to 45.11	24.27 to 57.27	18.30 to 56.17	17.03 to 52.26	21.97 to 50.88
Assets, end of period $ (000’s)	—	50,984	55,625	186,585	183,582
Investment income ratio*	0.59%	5.32%	1.97%	0.58%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.64%) to (21.22%)	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,251	823	1,265	390

Unit fair value $	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of period $ (000’s)	11,900	12,311	17,611	4,949
Investment income ratio*	1.32%	1.25%	0.52%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	4	3

Unit fair value $	5.35 to 5.40	9.27 to 9.31
Assets, end of period $ (000’s)	22	24
Investment income ratio*	0.23%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	(7.26%) to (6.87%)

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,426	1,499	1,916	2,533

Unit fair value $	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of period $ (000’s)	30,506	58,057	58,595	65,608
Investment income ratio*	0.00%	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	626	599	659	699

Unit fair value $	7.60 to 7.78	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of period $ (000’s)	4,847	7,620	8,336	7,885
Investment income ratio*	1.97%	1.15%	0.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.43%) to (39.05%)	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,877	2,823	2,812	3,113	4,412

Unit fair value $	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72
Assets, end of period $ (000’s)	26,216	60,378	59,849	55,106	72,854
Investment income ratio*	1.17%	2.23%	0.31%	0.05%	0.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.82%	17.99% to 18.74%

(f)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

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9.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04
Units, end of period (000’s)	19,383	10,592	9,248	7,822	8,342

Unit fair value $	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40	13.37 to 20.56	14.5 to 14.96
Assets, end of period $ (000’s)	357,522	172,545	147,013	118,843	122,374
Investment income ratio*	1.96%	4.71%	4.62%	2.93%	1.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	0.46% to 1.08%

(g)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,299	1,071	840	413

Unit fair value $	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of period $ (000’s)	14,921	25,437	14,189	5,708
Investment income ratio*	0.70%	1.21%	0.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,689	22	18	4

Unit fair value $	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of period $ (000’s)	43,929	308	236	41
Investment income ratio*	1.32%	1.30%	2.87%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	158	148	28	6

Unit fair value $	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61	11.17 to 11.21
Assets, end of period $ (000’s)	1,197	1,912	379	72
Investment income ratio*	2.67%	2.26%	0.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%	11.68% to 12.14%

(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,075	3,414	4,030	4,748	5,450

Unit fair value $	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43
Assets, end of period $ (000’s)	36,716	70,615	74,331	73,154	70,912
Investment income ratio*	2.00%	2.34%	0.89%	0.53%	0.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%

(c)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	371	326	403	351

Unit fair value $	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of period $ (000’s)	3,405	4,999	5,664	4,450
Investment income ratio*	1.65%	1.77%	0.98%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	22	37	57

Unit fair value $	11.37 to 11.59	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of period $ (000’s)	—	263	454	670
Investment income ratio*	0.06%	0.33%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.26%) to (3.07%)	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,452	1,522	1,757	1,698

Unit fair value $	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27	28.20 to 68.95
Assets, end of period $ (000’s)	35,570	63,096	89,306	63,709
Investment income ratio*	3.35%	2.67%	1.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	880	1,863	2,303	375

Unit fair value $	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of period $ (000’s)	8,685	20,481	22,847	3,733
Investment income ratio*	0.54%	7.03%	0.82%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	93	88	15	9

Unit fair value $	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of period $ (000’s)	729	1,248	184	105
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,709	7,634	9,504	3,721	4,118

Unit fair value $	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27
Assets, end of period $ (000’s)	24,454	134,030	163,391	62,020	66,797
Investment income ratio*	2.22%	9.59%	2.13%	1.62%	3.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	0.79% to 1.43%

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,103	3,326	3,777	4,950	4,547

Unit fair value $	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91
Assets, end of period $ (000’s)	35,288	62,782	62,682	72,227	56,765
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%

(a)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,550	1,486	1,761	1,123

Unit fair value $	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48	8.68 to 13.16
Assets, end of period $ (000’s)	12,171	17,562	20,451	11,399
Investment income ratio*	1.42%	1.63%	0.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	121	106	121	39

Unit fair value $	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of period $ (000’s)	832	1,251	1,558	454
Investment income ratio*	2.64%	1.99%	0.72%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	71	55	40

Unit fair value $	7.11 to 7.27	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of period $ (000’s)	—	880	674	455
Investment income ratio*	0.02%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.68%) to (41.37%)	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	3,523	4,249	4,317	4,842	4,024

Unit fair value $	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18
Assets, end of period $ (000’s)	60,239	98,890	105,213	99,882	76,499
Investment income ratio*	1.27%	1.01%	0.10%	0.15%	0.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.02%	24.59% to 25.37%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	73	131	129	40

Unit fair value $	6.11 to 6.25	10.82 to 11.00	11.64 to 11.76	11.08 to 11.13
Assets, end of period $ (000’s)	453	1,444	1,521	450
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.51%) to (43.16%)	(7.04%) to (6.46%)	5.00% to 5.66%	10.84% to 11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	309	254	234	209

Unit fair value $	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of period $ (000’s)	2,979	3,359	3,134	2,423
Investment income ratio*	0.76%	0.20%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	292	368	627	244

Unit fair value $	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of period $ (000’s)	2,683	4,035	6,880	2,509
Investment income ratio*	8.14%	8.48%	4.75%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	64	25	29	8

Unit fair value $	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of period $ (000’s)	663	283	306	87
Investment income ratio*	15.01%	2.06%	5.14%	5.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,495	2,774	2,694	3,178	3,392

Unit fair value $	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91
Assets, end of period $ (000’s)	44,368	46,641	42,252	47,871	50,018
Investment income ratio*	5.13%	10.07%	3.65%	1.59%	4.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	6,028	8,605	8,552	2,521

Unit fair value $	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of period $ (000’s)	76,496	105,376	96,448	27,673
Investment income ratio*	3.93%	7.79%	2.05%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

90

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,522	1,607	1,811	2,140

Unit fair value $	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25	11.58 to 40.10
Assets, end of period $ (000’s)	17,810	31,072	33,489	34,989
Investment income ratio*	1.67%	2.24%	1.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,234	2,272	2,114	2,164	1,887

Unit fair value $	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76	20.84 to 24.66	20.47 to 21.65
Assets, end of period $ (000’s)	33,265	66,742	50,791	48,149	36,736
Investment income ratio*	0.02%	0.41%	0.59%	0.47%	0.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.50% to 11.18%

91

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Core Trust
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	85	84	72

Unit fair value $	7.59 to 7.76	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of period $ (000’s)	—	993	960	755
Investment income ratio*	1.27%	2.34%	1.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(33.72%) to (33.37%)	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	25	32	2

Unit fair value $	11.38 to 11.60	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of period $ (000’s)	—	283	359	21
Investment income ratio*	0.04%	1.48%	0.00%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 0.73%	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

92

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	117	109	26	6

Unit fair value $	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of period $ (000’s)	1,301	1,229	285	59
Investment income ratio*	4.10%	9.21%	4.13%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,316	59	41	27

Unit fair value $	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42	10.37 to 10.42
Assets, end of period $ (000’s)	12,239	696	468	280
Investment income ratio*	12.28%	10.90%	5.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%	3.71% to 4.16%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

93

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	590	529	201	203

Unit fair value $	7.40 to 7.57	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of period $ (000’s)	4,459	6,538	2,497	2,275
Investment income ratio*	2.72%	1.20%	0.48%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.22%) to (38.85%)	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	817	989	297	171

Unit fair value $	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of period $ (000’s)	9,689	19,063	4,488	1,973
Investment income ratio*	2.69%	2.93%	1.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

94

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	597	403	211	109

Unit fair value $	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of period $ (000’s)	5,302	6,052	2,928	1,251
Investment income ratio*	1.28%	1.57%	0.39%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

95

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

96

Prospectus dated May 1, 2009

for interests in

Separate Account S

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Franklin Templeton Founding Allocation	Optimized All Cap
Active Bond	Fundamental Value	Optimized Value
All Cap Core	Global	Overseas Equity
All Cap Growth	Global Allocation	Pacific Rim
All Cap Value	Global Bond	PIMCO VIT All Asset
Alpha Opportunities	Global Real Estate	Real Estate Securities
American Asset Allocation	Health Sciences	Real Return Bond
American Blue Chip Income and Growth	High Yield	Science & Technology
American Bond	International Core	Short-Term Bond
American Diversified Growth and Income	International Equity Index B	Small Cap Growth
American Fundamental Holdings	International Opportunities	Small Cap Index
American Global Diversification	International Small Cap	Small Cap Opportunities
American Growth	International Value	Small Cap Value
American Growth-Income	Investment Quality Bond	Small Company Value
American International	Large Cap	Strategic Bond
American New World	Large Cap Value	Strategic Income
Balanced	Lifestyle Aggressive	Total Bond Market B
Blue Chip Growth	Lifestyle Balanced	Total Return
Capital Appreciation	Lifestyle Conservative	Total Stock Market Index
Capital Appreciation Value	Lifestyle Growth	U.S. Government Securities
Core Allocation Plus	Lifestyle Moderate	U.S. High Yield Bond
Core Bond	Mid Cap Index	Utilities
Core Strategy	Mid Cap Intersection	Value
Disciplined Diversification	Mid Cap Stock	Brandes International Equity
Emerging Small Company	Mid Value	Business Opportunity Value
Equity-Income	Money Market B	Frontier Capital Appreciation
Financial Services	Natural Resources	Turner Core Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your surrender value as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the

5

investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

6

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in Policy years 1-10
3% of any premiums paid in excess of
Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

7

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$83.20 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.002% of assets	.0001% of assets
Maximum policy loan interest rate(6)	Accrues daily Payable annually	5.0%	5.0%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover two 26 year old female standard non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male standard non-tobacco underwriting risk and a 50 year old female standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	The second part of this charge is guaranteed not to exceed $200.

(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .05% on a current basis.

(6)	5.0% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of premiums paid in the first policy year up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured

8

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Diversified Growth and Income, American Global Diversification, American Growth, American Growth and Income, American Blue Chip Income and Growth, American Bond, American New World, American Fundamental Holdings and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core[3]	0.77%	0.00%	0.05%	0.00%	0.82%
All Cap Growth[3]	0.85%	0.00%	0.10%	0.00%	0.95%
All Cap Value[3]	0.85%	0.00%	0.09%	0.00%	0.94%
Alpha Opportunities[3,4]	1.02%	0.00%	0.04%	0.00%	1.06%
American Asset Allocation[5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[5]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[5]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Fundamental Holdings[4,7]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[5]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[5]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[5]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[4,5,6]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[8]	0.84%	0.00%	0.07%	0.00%	0.91%
Blue Chip Growth[3,8]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Capital Appreciation Value[3,8,9]	0.95%	0.00%	0.15%	0.00%	1.10%
Core Allocation Plus[3,9]	0.92%	0.00%	0.22%	0.00%	1.14%
Core Bond[3,9]	0.64%	0.00%	0.07%	0.00%	0.71%
Core Strategy[10]	0.05%	0.00%	0.05%	0.52%	0.62%
Disciplined Diversification[3,11]	0.80%	0.00%	0.19%	0.00%	0.99%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Emerging Small Company[3]	0.97%	0.00%	0.08%	0.00%	1.05%
Equity-Income[3,8]	0.81%	0.00%	0.05%	0.00%	0.86%
Financial Services[3]	0.82%	0.00%	0.08%	0.00%	0.90%
Franklin Templeton Founding Allocation[12]	0.04%	0.00%	0.04%	0.83%	0.91%
Fundamental Value[3]	0.76%	0.00%	0.05%	0.00%	0.81%
Global[3,9,13,14]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3,9]	0.85%	0.00%	0.10%	0.05%	1.00%
Global Bond[3,9]	0.70%	0.00%	0.10%	0.00%	0.80%
Global Real Estate[3]	0.93%	0.00%	0.12%	0.00%	1.05%
Health Sciences[3,8,9]	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Core[3,9]	0.89%	0.00%	0.14%	0.00%	1.03%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
International Opportunities[3,9]	0.87%	0.00%	0.13%	0.00%	1.00%
International Small Cap[3,9]	0.94%	0.00%	0.16%	0.00%	1.10%
International Value[3,9,13]	0.81%	0.00%	0.14%	0.00%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.09%	0.00%	0.68%
Large Cap[3]	0.72%	0.00%	0.03%	0.00%	0.75%
Large Cap Value[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Lifestyle Aggressive	0.04%	0.00%	0.04%	0.86%	0.94%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Conservative	0.04%	0.00%	0.03%	0.71%	0.78%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Index[3,15]	0.47%	0.00%	0.03%	0.00%	0.50%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,8]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Optimized Value[3]	0.65%	0.00%	0.05%	0.00%	0.70%
Overseas Equity[3,9]	0.98%	0.00%	0.14%	0.00%	1.12%
Pacific Rim[3,9]	0.80%	0.00%	0.25%	0.00%	1.05%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	1.64%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[3,9,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science & Technology[3,8,9]	1.05%	0.00%	0.07%	0.00%	1.12%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Small Cap Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[3,13]	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[3]	1.06%	0.00%	0.06%	0.00%	1.12%
Small Company Value[3,8]	1.02%	0.00%	0.06%	0.00%	1.08%
Strategic Bond[3,9]	0.67%	0.00%	0.06%	0.00%	0.73%
Strategic Income[3]	0.69%	0.00%	0.08%	0.00%	0.77%
Total Bond Market B2, 18	0.47%	0.00%	0.05%	0.00%	0.52%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Total Return[3,17]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
U.S. Government Securities[3]	0.61%	0.00%	0.09%	0.00%	0.70%
U.S. High Yield Bond[3]	0.73%	0.00%	0.06%	0.00%	0.79%
Utilities[3,9]	0.83%	0.00%	0.10%	0.00%	0.93%
Value[3]	0.74%	0.00%	0.06%	0.00%	0.80%
Brandes International Equity[19]	0.67%	0.00%	0.24%	0.00%	0.91%
Business Opportunity Value[19]	0.63%	0.00%	0.25%	0.00%	0.88%
Frontier Capital Appreciation[19]	0.90%	0.00%	0.19%	0.00%	1.09%
Turner Core Growth[19]	0.45%	0.00%	0.25%	0.00%	0.70%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	Money Market B	0.29%
International Equity Index B	0.35%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	Equity-Income	0.86%	International Value	0.93%
All Cap Core	0.82%	Financial Services	0.90%	Investment Quality Bond	0.68%
All Cap Growth	0.95%	Fundamental Value	0.81%	Large Cap	0.75%
All Cap Value	0.94%	Global	0.91%	Large Cap Value	0.86%
Alpha Opportunities	1.06%	Global Allocation	1.00%	Mid Cap Index	0.50%
Blue Chip Growth	0.85%	Global Bond	0.80%	Mid Cap Intersection	0.93%
Capital Appreciation	0.76%	Global Real Estate	1.05%	Mid Cap Stock	0.89%
Capital Appreciation Value	1.10%	Health Sciences	1.13%	Mid Value	1.08%
Core Allocation Plus	1.14%	High Yield	0.72%	Natural Resources	1.08%
Core Bond	0.71%	International Core	1.03%	Optimized All Cap	0.74%
Disciplined Diversification	0.70%	International Opportunities	1.00%	Optimized Value	0.70%
Emerging Small Company	1.05%	International Small Cap	1.10%	Overseas Equity	1.12%

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Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Pacific Rim	1.05%	Small Cap Index	0.53%	Total Return	0.75%
Real Estate Securities	0.75%	Small Cap Opportunities	1.06%	Total Stock Market Index	0.53%
Real Return Bond	0.74%	Small Cap Value	1.12%	U.S. Government Securities	0.70%
Science and Technology	1.12%	Small Company Value	1.08%	U.S. High Yield Bond	0.79%
Short Term Bond	0.66%	Strategic Bond	0.73%	Utilities	0.93%
Small Cap Growth	1.14%	Strategic Income	0.77%	Value	0.80%

4For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

5Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

6The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

7The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

8T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

9 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

10The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.54%. For more information, please see the prospectus for the underlying portfolio.

11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.86%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.91%, 0.93% and 1.06%, respectively. For more information, please see the prospectus for the underlying portfolios.

14The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the

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portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

15The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

16Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory, supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

18Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

19Until April 30, 2010, M Financial Investment Advisers, Inc., the adviser to the portfolio, has contractually agreed to reimburse the portfolio for any ordinary expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio’s annualized daily average net assets. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation and Turner Core Growth portfolios would be 0.91%, 0.88%, 1.09% and 0.70%, respectively. For more information, please refer to the prospectus for the underlying portfolios.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, American New World, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

16

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

18

Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

20

Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

21

Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

22

Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

23

Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks and securities that are convertible into common stocks.
Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.
Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC

To seek to provide maximum capital appreciation through investment in common stock of U.S. companies with emphasis on stocks with capitalizations consistent with the capitalization of those companies found in the Russell 2500 Index.*

Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,TM” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion

MSCI All Country World Ex US Index — $199 million to $176 billion

MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion

Russell 1000 Value Index — $41 million to $337.9 billion

Russell 2000 Index — $3.2 million to $3.7 billion

Russell 2500 Index — $167 million to $6.8 billion (as of May 30, 2008)

Russell 3000 Index — $3 million to $337.9 billion

Russell MidCap Index — $41 million to $13.8 billion

Russell MidCap Value Index — $41 million to $13.8 billion

S&P 500 Index — $224 million to $337.9 billion

S&P MidCap 400 Index — $42 million to $4.6 billion

S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the

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investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in

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Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2008, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium

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payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

•	any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and

•

on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature

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may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

•	We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

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Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the “cash value accumulation test” as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $1,000,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

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Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

•	Total Sum Insured decreases

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

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The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant

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to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment options are currently subject to the following restrictions:

•	You can only make one transfer out of either fixed investment option in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

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The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

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The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any

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transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your surrender value.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 5.00% in the first 20 policy years and 4.50% thereafter Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

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Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

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Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

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Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1996, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

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Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum

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Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

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Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

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Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.

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Optional benefits charge - Monthly charges for optional insurance benefits (other than the Enhanced Cash Value Rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

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Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to

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pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility

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for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

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Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

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Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

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•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

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•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

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Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

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We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

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Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 70% of the premium paid up to the first tier, 17.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 14.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 8.5% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and

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circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

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It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life

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insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-4702

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 33-64366

Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Separate Account S (the “Account”), a separate account established by JHVLICO under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: Policy year 1, 70% of the premium paid up to the first tier, 17.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; Policy years 2-5, 14.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; Policy years 6-10, 8.5% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and Policy years 11+, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 16, 2009

F-2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
	(in millions)
Assets
Investments
Fixed maturities:
Available for sale—at fair value (cost: 2008—$5,049; 2007—$4,971)	$4,626	$4,968
Equity securities:
Available-for-sale—at fair value (cost: 2008—$1; 2007—$2)	1	4
Mortgage loans on real estate	993	1,032
Investment real estate	255	258
Policy loans	510	465
Other invested assets	251	208

Total Investments	6,636	6,935

Cash and cash equivalents	434	185
Accrued investment income	78	73
Goodwill	411	411
Value of business acquired	1,439	1,276
Deferred policy acquisition costs	662	545
Amounts due from affiliates	2	121
Intangible assets	207	211
Reinsurance recoverable	571	483
Other assets	18	5
Separate account assets	7,029	7,949

Total Assets	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2008	2007
	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$7,083	$6,924
Policyholders’ funds	86	50
Unearned revenue	244	104
Unpaid claims and claim expense reserves	63	38
Policyholder dividends	2	2
Amounts due to affiliates	99	179
Current income tax payable	—	84
Deferred income tax liability	520	463
Other liabilities	330	280
Separate account liabilities	7,029	7,949

Total Liabilities	15,456	16,073

Commitments and Legal Proceedings (Note 7)

Shareholder’s Equity
Common stock ($50.00 par value; 50,000 shares authorized, issued, and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	2,016	2,017
Retained earnings	137	97
Accumulated other comprehensive (loss) income	(124)	5

Total Shareholder’s Equity	2,031	2,121

Total Liabilities and Shareholder’s Equity	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2008	2007	2006
	(in millions)
Revenues
Premiums	$72	$59	$71
Fee income	153	345	263
Net investment income	333	368	358
Net realized investment and other gains (losses)	(72)	4	(6)

Total revenues	486	776	686

Benefits and expenses
Benefits to policyholders	251	349	257
Policyholder dividends	19	22	20
Amortization of deferred policy acquisition costs and value of business acquired	8	59	76
Other operating costs and expenses	76	76	121

Total benefits and expenses	354	506	474

Income before income taxes	132	270	212

Income taxes	67	92	71

Net income	$65	$178	$141

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006	$2	$2,017	$38	$(13)	$2,044	50
Comprehensive income:
Net income			141		141
Other comprehensive income, net of tax:
Net unrealized investment gains				7	7
Cash flow hedges				1	1

Comprehensive income					149

Dividends paid to Parent			(95)		(95)

Balance at December 31, 2006	$2	$2,017	$84	$(5)	$2,098	50

Comprehensive income:
Net income			178		178
Other comprehensive income, net of tax:
Net unrealized investment gains				10	10

Comprehensive income					188

Adoption of FSP No. FAS13-2			(15)		(15)
Dividends paid to Parent			(150)		(150)

Balance at December 31, 2007	$2	$2,017	$97	$5	$2,121	50

Comprehensive income:
Net income			65		65
Other comprehensive income, net of tax:
Net unrealized investment losses				(130)	(130)
Cash flow hedges				1	1

Comprehensive loss					(64)

Dividends paid to Parent			(25)		(25)
Transfer of invested assets from affiliate		(1)			(1)

Balance at December 31, 2008	$2	$2,016	$137	$(124)	$2,031	50

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31
	2008	2007	2006
	(in millions)
Cash flows from operating activities:
Net income	$65	$178	$141
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net—fixed maturities	21	26	38
Net realized investment and other (gains) losses	72	(4)	6
Amortization of deferred policy acquisition costs	18	39	51
Amortization of value of business acquired	(10)	20	25
Capitalization of deferred policy acquisition costs	(76)	(85)	(198)
Depreciation and amortization	8	9	6
(Increase) decrease in accrued investment income	(5)	(6)	4
Decrease in other assets and other liabilities, net	170	10	86
Increase in policyholder liabilities and accruals, net	25	110	141
Increase in deferred income taxes	127	16	47

Net cash provided by operating activities	415	313	347

Cash flows from investing activities:
Sales of:
Fixed maturities	274	463	865
Equity securities	—	149	6
Real estate	1	—	—
Other invested assets	45	39	224
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	259	144	98
Mortgage loans on real estate	150	202	169
Purchases of:
Fixed maturities	(698)	(1,001)	(1,410)
Equity securities	—	(4)	(111)
Real estate	(2)	(1)	(100)
Other invested assets	(95)	(54)	(83)
Mortgage loans on real estate issued	(104)	(181)	(94)
FSP No. FAS 13-2 transition adjustment	—	(15)	—
Other, net	(80)	3	(18)

Net cash used in investing activities	$(250)	$(256)	$(454)

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2008	2007	2006
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(25)	$(150)	$(95)
Universal life and investment-type contracts deposits	312	366	769
Universal life and investment-type contract maturities and withdrawals	(286)	(382)	(778)
Net transfers from separate accounts to policyholders’ funds	83	29	247

Net cash provided by (used in) financing activities	84	(137)	143

Net increase (decrease) in cash and cash equivalents	249	(80)	36
Cash and cash equivalents at beginning of year	185	265	229

Cash and cash equivalents at end of year	$434	$185	$265

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Variable Life Insurance Company (“JHVLICO” or the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (“JHLICO”). JHLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), which is an indirect, wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to customers located primarily in the United States. These products, including individual life insurance and fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company is licensed in all states except New York.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, John Hancock Life & Health Insurance Company (formerly known as Manulife Insurance Company). Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated.

On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The accompanying consolidated financial statements include purchase accounting adjustments related to the acquisition.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities other than leveraged leases as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts is included in net investment income. Impairments in value deemed to be other than temporary are reported as a component of net realized and other gains (losses).

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at the lease’s expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

F-9

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to Separate Accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

F-10

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004, MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of the Company’s identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name and distribution networks recognized at the acquisition date. Brand name is not subject to amortization. Distribution networks are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and brand name for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs. DAC are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

F-11

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC and unearned revenue amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Income reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 3% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, and 28%, 29%, and 24% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

F-12

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds for universal life and investment-type products are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends are approved annually by the Company’s Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the proper level of statutory surplus to be retained by the Company.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the FASB issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (ABS), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available for sale and generally have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other than temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s financial statements.

F-13

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheet or Consolidated Statements of Income.

Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels (“Level 1, 2 and 3”) with the most observable input level being Level 1. The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

In February 2008, the FASB issued FSP SFAS No. 157-2 which delayed the effective date of SFAS No. 157 to the Company’s fiscal years beginning January 1, 2009 for nonfinancial assets and liabilities which are not fair valued on a recurring basis. As a result of the issuance of FSP SFAS No. 157-2, the Company did not apply the provisions of SFAS No. 157 to nonfinancial assets and liabilities during 2008. Expiration of FSP SFAS No. 157-2’s deferral on January 1, 2009 did not result in any impact to the Company’s financial statements.

In October 2008, the FASB issued FSP SFAS No. 157-3 which provides additional guidance on determining fair values of illiquid securities. This FSP was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. The Company determined that the provisions of FSP SFAS No. 157-3 did not impact the assessment of fair values of any of its financial assets or liabilities.

Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”)

In February 2007, the FASB issued SFAS No. 159 to provide companies with the opportunity to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on an instrument-by-instrument basis.

On January 1, 2008, the Company adopted SFAS No. 159 but did not elect the fair value option for any of its financial assets or liabilities. Accordingly, the adoption of this standard did not have any impact on the Company’s financial position or results of operations.

F-14

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interest be included in shareholder equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s financial statements in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively.

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $3 million and $0 million, respectively.

FASB Staff Position SFAS No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (“FSP No. SFAS 13-2”)

In September 2006, the FASB issued FSP No. SFAS 13-2 which requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP SFAS No. 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. SFAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15 million net of tax.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

F-15

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Consolidated Balance Sheet at December 31, 2007 or Consolidated Statement of Income for the year ended December 31, 2007.

AICPA Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no impact to the Company’s Consolidated Balance Sheet or Consolidated Statement of Income.

F-16

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,947	$41	$378	$3,610
Asset-backed and mortgage-backed securities	727	2	108	621
Obligations of states and political subdivisions	10	—	—	10
U.S. Treasury securities and obligations of U.S. government corporations and agencies	138	20	—	158
Other fixed maturities(1)	227	—	—	227

Total fixed maturities available-for-sale at fair value	5,049	63	486	4,626
Equity securities available for sale	1	—	—	1

Total fixed maturities and equity securities	$5,050	$63	$486	$4,627

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,898	$45	$45	$3,898
Asset-backed and mortgage-backed securities	811	6	10	807
Obligations of states and political subdivisions	9	—	—	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	22	1	—	23
Other fixed maturities(1)	231	—	—	231

Total fixed maturities available-for-sale at fair value	4,971	52	55	4,968
Equity securities available for sale	2	2	—	4

Total fixed maturities and equity securities	$4,973	$54	$55	$4,972

(1)

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Fixed maturities available-for-sale:
Due in one year or less	$250	$247
Due after one year through five years	1,805	1,718
Due after five years through ten years	1,192	1,058
Due after ten years	848	755

	4,095	3,778
Asset-backed and mortgage-backed securities	727	621

Total	$4,822	$4,399

F-17

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

F-18

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities Available-For-Sale—By Investment Age

	Year ended December 31, 2008
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$2,072	$279	$535	$99	$2,607	$378
Asset-backed and mortgage-backed securities	318	49	234	59	552	108

Total fixed maturity securities available-for-sale	$2,390	$328	$769	$158	$3,159	$486

	Year ended December 31, 2007
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$600	$14	$1,056	$31	$1,656	$45
Asset-backed and mortgage-backed securities	90	2	311	8	401	10

Total fixed maturity securities available-for-sale	$690	$16	$1,367	$39	$2,057	$55

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $80 million at December 31, 2008 from $7 million at December 31, 2007 primarily due to interest rate changes.

At December 31, 2008 and 2007, there were 1,107 and 839 fixed maturity securities with an aggregate gross unrealized loss of $486 million and $55 million, respectively, of which the single largest unrealized loss was $10 million and $2 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

The Company had no unrealized losses on equity securities available-for-sale at December 31, 2008 and December 31, 2007, respectively.

Available-for-sale securities with amortized cost of $4 million were non-income producing for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

F-19

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $22 million and $18 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$159	East North Central	$95
Industrial	132	East South Central	52
Office buildings	173	Middle Atlantic	115
Retail	282	Mountain	62
Mixed use	19	New England	77
Agricultural	57	Pacific	280
Agri Business	113	South Atlantic	194
Other	62	West North Central	20
		West South Central	102

Allowance for losses	(4)	Allowance for losses	(4)

Total	$993	Total	$993

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2008	$2	$3	$1	$4

Year ended December 31, 2007	3	1	2	2

Year ended December 31, 2006	4	1	2	3

Mortgage loans with carrying value of $2 million were non-income producing for the year ended December 31, 2008. At December 31, 2008, mortgage loans with carrying value of $1 million were delinquent by less than 90 days and $2 million were delinquent by 90 days or more.

F-20

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2008	2007
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$6	$3
Provision for losses	(4)	(2)

Net impaired mortgage loans on real estate	$2	$1

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Average recorded investment in impaired loans	$4	$5	$10
Interest income recognized on impaired loans	—	—	—

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007. Depreciation expense on investment real estate was $5 million, $5 million, and $3 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $16 million and $11 million at December 31, 2008 and 2007, respectively.

F-21

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2008	2007	2006
	(in millions)
Net investment income
Fixed maturities	$271	$277	$265
Equity securities	—	—	5
Mortgage loans on real estate	59	58	60
Investment real estate	7	12	11
Policy loans	24	23	20
Short-term investments	12	19	8
Other	(23)	(6)	4

Gross investment income	350	383	373

Less investment expenses	17	15	15

Net investment income	$333	$368	$358

Net realized investment and other gains (losses)
Fixed maturities	$(108)	$(6)	$1
Equity securities	—	17	1
Mortgage loans on real estate	(1)	(1)	4
Derivatives and other invested assets	37	(6)	(12)

Net realized investment and other gains (losses)	$(72)	$4	$(6)

Gross gains were realized on the sale of available-for-sale securities of $13 million, $25 million, and $20 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $0 million, $3 million, and $15 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $116 million, $20 million, and $9 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Income.

Note 3 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-22

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net gains of $3 million, net loss of $5 million, and net gains of $2 million, respectively, related to the ineffective portion of its fair value hedges and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any gains or losses related to the ineffective portion of cash flow hedges. For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2008, 2007 and 2006, the Company had no gains or losses reclassified from accumulated other comprehensive income to net income. It is anticipated that no gains or losses will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 7.5 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008, 2007 and 2006, net gains (net of tax) of $1 million, $0 million and $1 million, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2008, 2007 and 2006, net losses of $29 million, $8 million and $4 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts and fixed maturities.

F-23

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

Outstanding derivative instruments were as follows:

	December 31,
	2008			2007
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$181	$5	$5	$221	$2	$2
Interest rate cap agreements	—	—	—	150	—	—
Cross currency rate swap agreements	4	—	—	—	—	—
Credit default swaps	1	—	—	—	—	—
Embedded derivatives - fixed maturities	—	—	—	1	—	—
Embedded derivatives - reinsurance	—	34	34	—	—	—

Total Assets	$186	$39	$39	$372	$2	$2

Liabilities:
Derivatives:
Interest rate swap agreements	$924	$132	$132	$1,022	$42	$42
Cross currency rate swap agreements	10	1	1	24	5	5
Credit default swaps	—	—	—	8	—	—
Embedded derivatives - fixed maturities	15	1	1	10	—	—
Embedded derivatives - reinsurance	—	—	—	—	25	25
Foreign exchange forward agreements	—	—	—	1	—	—

Total Liabilities	$949	$134	$134	$1,065	$72	$72

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with credit worthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had not accepted any collateral and pledged collateral of $107 million and $0 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

Note 4 — Income Taxes

JHVLICO and its subsidiaries join with JHLICO and other affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

F-24

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Current taxes:
Federal	$(45)	$76	$24
Foreign	—	—	—

Total	(45)	76	24

Deferred taxes:
Federal	112	16	47
Foreign	—	—	—

Total	112	16	47

Total income tax expense	$67	$92	$71

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Tax at 35%	$46	$95	$74
Add (deduct):
Prior year taxes	26 (1)	(2)	3
Tax credits	(3)	(3)	(3)
Tax-exempt investment income	(5)	(5)	—
Lease income	—	4	—
Unrecognized tax benefits	3	4	—
Other	—	(1)	(3)

Total income tax expense	$67	$92	$71

(1)	During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in a $28 million increase in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This increase is included in the prior year taxes adjustment line above.

F-25

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2008	2007
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$103	$153
Other comprehensive income	67	—
Federal interest deficiency	17	12
Dividends payable to policyholders	1	1
Other	7	69

Total deferred tax assets	195	235

Deferred tax liabilities:
Securities and other investments	33	112
Deferred policy acquisition costs	104	62
Value of business acquired	576	519
Lease income	2	2
Other comprehensive income	—	3

Total deferred tax liabilities	715	698

Net deferred tax liabilities	$(520)	$(463)

At December 31, 2008 and 2007, respectively; the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $27 million and $18 million in 2008 and 2007, respectively, and received an income tax refund of $21 million in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

The Internal Revenue Service (“IRS”) completed its examinations for years 1996 through 1998 on September 30, 2003 and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. On June 23, 2008 the Company and the IRS Appeals Division agreed to a compromise settlement on several issues that arose in the 1996 through 1998 examination and on December 17, 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. On March 16, 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS commenced an examination of the Company’s income tax returns for the years 2002 through 2004 in the first quarter of 2007. It is anticipated that the audit will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

F-26

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$106	$95
Additions based on tax positions related to the current year	17	15
Reductions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	24	—
Reductions for tax positions of prior years	(3)	(4)

Balance, end of year	$144	$106

Included in the balance as of December 31, 2008 and December 31, 2007 are $20 million and $18 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008 and December 31, 2007 are $124 million and $88 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $17 million, $10 million, and $10 million in interest expense, respectively. The Company had approximately $50 million and $34 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Company, Ltd. (“JHRECO”), an affiliated company. This agreement was amended and restated on April 1, 2007 in order to clarify the wording. The Company entered into this agreement to facilitate its capital management process. The risks reinsured under this agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance policies. The Company recorded a reinsurance recoverable from JHRECO of $28 million and $20 million at December 31, 2008 and 2007, respectively, which is included with other reinsurance recoverables on the Consolidated Balance Sheets. There were no premiums ceded to JHRECO during the years ended December 31, 2008, 2007, and 2006, respectively.

The Company has a modified coinsurance agreement with JHLICO to reinsure 50% of its post 1993 issues of certain flexible premium variable life insurance and scheduled premium variable life insurance policies. The agreement increased the Company’s income before income taxes by $6 million, $5 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

F-27

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Service Agreements

JHLICO provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. JHLICO annually determines a fee (the “parent company service fee”) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operation. The parent company service fee is included in deferred policy acquisition costs on the Company’s Consolidated Balance Sheets and as an investment expense in net investment income and in other operating costs and expenses in the Consolidated Statements of Income. As of December 31, 2008 and 2007, respectively, there were accrued payables from the Company to JHLICO of $11 million and $12 million related to these services. Costs incurred were $42 million, $52 million, and $80 million for the years ended December 31, 2008, 2007, and 2006, respectively. JHLICO has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1 million.

JHLICO allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $8 million, $11 million, and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

On September 2, 2008, the Company purchased a $60 million funding agreement from John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), an affiliate.

The Company participates in a liquidity pool operated by an affiliate, JHUSA, in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements as amended November 13, 2007. The Company had $387 million and $120 million invested in this pool at December 31, 2008 and 2007, respectively.

At December 31, 2008 and 2007, the Company had a $250 million line of credit with JHFS. At December 31, 2008 and 2007, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the Securities and Exchange Commission (“SEC”). The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to the fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, MFC provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS continued to guarantee MVAs that were outstanding before June 29, 2005; however, did not guarantee MVAs issued on or after June 29, 2005. JHFS and MFC are jointly and severally liable under such guarantees.

MFC’s guarantee of the MVAs is an unsecured obligation of MFC and is subordinated in the right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the MVAs. Following May, 2005, JHFS ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and MFC began reporting condensed consolidating financial information regarding the Company in MFC’s quarterly and annual reports.

F-28

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,
	2008		2007		2006
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$149	$149	$157	$157	$163	$163

Assumed	1	1	1	1	1	1

Ceded	(78)	(78)	(99)	(99)	(93)	(93)

Net life premiums	$72	$72	$59	$59	$71	$71

At December 31, 2008, 2007, and 2006, benefits to policyholders under life ceded reinsurance contracts were $57 million, $45 million, and $34 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 — Commitments, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $13 million and $1 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

Contingencies. The Company is an investor in leveraged leases and previously established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the year ended December 31, 2008, the Company increased this provision by $18 million (after tax). The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $29 million at December 31, 2008.

Legal Proceedings. The Company is, primarily through its parent, JHLICO, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

F-29

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHLICO, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2006	$(12)	$(1)	$(13)
Gross unrealized investment gains (net of deferred income tax expense of $4 million)	8	—	8
Reclassification adjustment for gains realized in net income (net of income tax expense of $2 million)	(4)	—	(4)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2 million)	3	—	3

Net unrealized investment gains	7	—	7
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $0 million)	—	1	1

Balance at December 31, 2006	$(5)	$—	$(5)

Gross unrealized investment gains (net of deferred income tax expense of $14 million)	27	—	27
Reclassification adjustment for gains realized in net income (net of income tax expense of $8 million)	(14)	—	(14)
Adjustment for deferred policy acquisition costs (net of deferred income tax benefit of $1 million)	(3)	—	(3)

Net unrealized investment gains	10	—	10

Balance at December 31, 2007	$5	$—	$5

F-30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2008	$5	$—	$5
Gross unrealized investment losses (net of deferred income tax benefit of $141 million)	(263)	—	(263)
Reclassification adjustment for gains realized in net income (net of income tax expense of $5 million)	(8)	—	(8)
Adjustment for deferred policy acquisition costs, value of business acquired and reserves (net of deferred income tax expense of $76 million)	141	—	141

Net unrealized investment losses	(130)	—	(130)
Net gains on the effective portion of the change in fair value of cash flow hedges, (net of deferred income tax expense of $1 million)	—	1	1

Balance at December 31, 2008	$(125)	$1	$(124)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2008	2007	2006
	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$(423)	$(3)	$(33)
Equity investments	—	2	13
Other investments	5	—	—

Total	(418)	(1)	(20)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, value of business acquired and reserves	226	9	13
Deferred income taxes	67	(3)	2

Total	293	6	15

Net unrealized investment gains (losses)	$(125)	$5	$(5)

Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is the Commonwealth of Massachusetts. The Company’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus.

The Company’s statutory net income for the years ended December 31, 2008, 2007, and 2006 was $43 million (unaudited), $169 million, and $105 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $545 million (unaudited) and $605 million, respectively.

F-31

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner of Insurance (“the Commissioner”). Massachusetts law also limits the dividends an insurer may pay without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31, if such insurer is a life company.

Note 9 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers, and (3) Corporate and Other.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual annuities consisting of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate and Other Segment. Primarily consists of the Company’s corporate operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

F-32

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2008
Revenues from external customers	$212	$13	$—	$225
Net investment income	322	10	1	333
Net realized investment and other losses	(69)	(3)	—	(72)

Revenues	$465	$20	$1	$486

Net income (loss)	$79	$(11)	$(3)	$65

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$11	$—	$—	$11
Carrying value of investments accounted for under the equity method	164	7	—	171
Amortization of deferred policy acquisition costs and value of business acquired	(8)	16	—	8
Income taxes	76	(9)	—	67
Segment assets	$15,164	$2,323	$—	$17,487

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2007
Revenues from external customers	$385	$19	$—	$404
Net investment income	359	12	(3)	368
Net realized investment and other gains (losses)	7	—	(3)	4

Revenues	$751	$31	$(6)	$776

Net income (loss)	$179	$8	$(9)	$178

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10	$—	$—	$10
Carrying value of investments accounted for under the equity method	145	6	—	151
Amortization of deferred policy acquisition costs and value of business acquired	51	8	—	59
Income taxes	91	—	1	92
Segment assets	$17,236	$920	$38	$18,194

F-33

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2006
Revenues from external customers	$312	$22	$—	$334
Net investment income	348	10	—	358
Net realized investment and other losses	(6)	—	—	(6)

Revenues	$654	$32	$—	$686

Net income (loss)	$142	$—	$(1)	$141

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$13	$—	$—	$13
Carrying value of investments accounted for under the equity method	139	7	—	146
Amortization of deferred policy acquisition costs and value of business acquired	67	9	—	76
Income taxes	71	—	—	71

The Company operates primarily in the United States and has no reportable major customers.

F-34

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$4,399	$4,737	$4,737
Equity securities:
Available-for-sale	1	1	4	4
Mortgage loans on real estate	993	962	1,032	1,016
Policy loans	510	510	465	465
Cash and cash equivalents	434	434	185	185
Derivatives:
Interest rate swap agreements	5	5	2	2
Embedded derivatives- reinsurance	34	34	—	—
Separate account assets	7,029	7,029	7,949	7,949

Liabilities:
Fixed rate deferred and immediate annuities	140	136	156	148
Derivatives:
Interest rate swap agreements	132	132	42	42
Cross currency rate swap agreements	1	1	5	5
Embedded derivatives- fixed maturities	1	1	—	—
Embedded derivatives- reinsurance	—	—	25	25

(1)	Fixed maturities excludes leveraged leases of $227 million and $231 million at December 31, 2008 and 2007, respectively, which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-35

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Included in the Level 1 category are publicly traded equities and some separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, and cross currency swaps and certain separate account assets.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securities that have little or no price transparency.

F-36

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), the Company holds assets and liabilities classified as embedded derivatives in the consolidated balance sheet. The fair value of embedded derivatives primarily relate to reinsurance agreements is determined based on a total return swap methodology. These total return swaps presented within other liabilities on the balance sheet representing the difference between the statutory book value and fair value of the modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position (“SOP”) No. 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts

F-37

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, derivatives, limited partnerships, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of investments in limited partnerships.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008:

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$—	$4,066	$333
Equity securities:
Available-for-sale	1	1	—	—
Derivative assets (2)	5	—	5	—
Embedded derivatives (3)	34	—	34	—
Separate account assets (4)	7,029	6,454	512	63

Total assets at fair value	$11,468	$6,455	$4,617	$396

Liabilities:
Derivative liabilities (3)	133	—	133	—
Embedded derivatives	1	—	—	1

Total liabilities at fair value	$134	$—	$133	$1

(1)	Fixed maturities excludes leveraged leases of $227 million which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.
(2)	Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities in the consolidated balance sheet. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives are presented within fixed maturities and other liabilities in the consolidated balance sheet.
(4)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP No. 03-1.

F-38

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Equity Securities		Net Embedded Derivatives		Separate Account Assets (6)
	(in millions)
Beginning Balance: January 1, 2008	$446		$1		$—		$69
Net realized/unrealized gains (losses) included in:
Net income	(52	)(2)	1	(4)	(1	)(5)	(9)
Other comprehensive income	(77	)(3)	—		—		—

Purchases, issuances, (sales) and (settlements), net	1		(2)		—		3

Transfers in and/or (out) of Level 3, net (1)	15		—		—		—

Balance as of December 31, 2008	$333		$—		$(1)		$63

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets still held at December 31, 2008	$—		$—		$—		$—

(1)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)	This amount is included in net realized investments and other gains on the statement of operations.
(3)	This amount is included in accumulated other comprehensive (loss) on the balance sheet.
(4)	This amount is included in net realized investment and other gains (losses) on the statement of income and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2008. All gains and (losses) related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the statement of operations. All gains and (losses) on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure as it is impracticable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

F-39

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Total
Balance at January 1, 2008	$369	$42	$411

Balance at December 31, 2008	$369	$42	$411

Balance at January 1, 2007	$369	$42	$411

Balance at December 31, 2007	$369	$42	$411

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2008		2007
	(in millions)
Balance, beginning of year	$1,276		$1,299
Amortization	10	(1)	(20)
Change in unrealized investment gains (losses)	153		(3)

Balance, end of year	$1,439		$1,276

(1)	In 2008, VOBA amortization includes significant unlocking due to the impact of lower estimated gross profit arising from lower interest spreads. This unlocking contributed to the overall negative amortization during the year.

The following table provides estimated future amortization net of tax for the periods indicated:

VOBA Amortization
(in millions)
2009	$32
2010	26
2011	29
2012	30
2013	30

F-40

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount
	(in millions)
December 31, 2008
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(12)	122

Total	$219	$(12)	$207

December 31, 2007
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(8)	126

Total	$219	$(8)	$211

Amortization expense (net of tax) for other intangible assets were $2 million for the years ended December 31, 2008, 2007, and 2006. Amortization expense for other intangible assets is expected to be approximately $2 million in 2009, $2 million in 2010, $2 million in 2011, $3 million in 2012, and $3 million in 2013.

Note 12 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

F-41

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2008	2007
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$4,572	$6,438
Net amount at risk related to deposits	456	51
Average attained age of contract holders	47	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death and income benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-42

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2008	2007
	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$118	$209
Net amount at risk	26	9
Average attained age of contract holders	64	65

Return of net deposits plus a minimum return
In the event of death
Account value	$62	$112
Net amount at risk	75	46
Average attained age of contract holders	66	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$231	$421
Net amount at risk	113	31
Average attained age of contract holders	61	63

Guaranteed Minimum Income Benefit
Account value	$27	$48
Net amount at risk	19	9
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2008	2007
	(in millions)
Type of Fund
Domestic Equity	$2,178	$3,726
International Equity	377	635
Balanced	617	950
Bonds	829	917
Money Market	362	281

Total	$4,363	$6,509

F-43

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Total
	(in millions)
Balance at January 1, 2008	$34	$1	$35
Incurred guarantee benefits	(2)	—	(2)
Other reserve changes	5	—	5

Balance at December 31, 2008	$37	$1	$38

Balance at January 1, 2007	$30	$1	$31
Incurred guarantee benefits	4	—	4

Balance at December 31, 2007	$34	$1	$35

The GMDB gross reserves were determined in accordance with AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP No. 03-1”). The GMIB gross reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business or $27 million of account value has this rider.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined for each of the asset classes noted above.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 29%.

•	The discount rate was 6.5% for SOP No. 03-01 calculations.

Note 13 — Deferred Policy Acquisition Costs

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$545	$500
Capitalization	76	85
Amortization	(18)	(39)
Change in unrealized investment gains and losses	59	(1)

Balance, end of year	$662	$545

F-44

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

“Active” sub-accounts

500 Index Trust B	Large Cap Value Trust
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Intersection Trust
American Growth-Income Trust	Mid Cap Stock Trust
American International Trust	Mid Cap Value Trust
Blue Chip Growth Trust	Mid Value Trust
Capital Appreciation Trust	Money Market Trust B
Capital Appreciation Value Trust	Natural Resources Trust
Classic Value Trust	Optimized All Cap Trust
Core Bond Trust	Optimized Value Trust
Core Equity Trust	Overseas Equity Trust
Emerging Markets Value Trust	Pacific Rim Trust
Emerging Small Company Trust	Real Estate Securities Trust
Equity-Income Trust	Real Return Bond Trust
Financial Services Trust	Science & Technology Trust
Franklin Templeton Founding Allocation Trust	Short-Term Bond Trust
Fundamental Value Trust	Small Cap Growth Trust
Global Allocation Trust	Small Cap Index Trust
Global Bond Trust	Small Cap Opportunities Trust
Global Real Estate Trust	Small Cap Value Trust
Global Trust	Small Company Trust
Health Sciences Trust	Small Company Value Trust
High Yield Trust	Strategic Bond Trust
Income & Value Trust	Strategic Income Trust
International Core Trust	Total Bond Market Trust B
International Equity Index Trust B	Total Return Trust
International Opportunities Trust	Total Stock Market Index Trust
International Small Cap Trust	U.S. Government Securities Trust
International Value Trust	U.S. High Yield Bond Trust
Investment Quality Bond Trust	U.S. Large Cap Trust
Large Cap Trust	Utilities Trust
Value Trust

5

Report of Independent Registered Public Accounting Firm

All Asset Portfolio	CSI Equity Trust
Brandes International Equity Trust	Frontier Capital Appreciation Trust
Business Opportunity Value Trust	Turner Core Growth Trust

“Closed” sub-accounts

Dynamic Growth Trust	Quantitative Mid Cap Trust
Emerging Growth Trust	Small Cap Trust
Growth & Income Trust	U.S. Core Trust
Managed Trust	U.S. Global Leaders Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

6

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

7

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
500 Index Trust B - 28,090,714 shares (cost $428,139,511)	$315,739,628
Active Bond Trust - 4,528,932 shares (cost $43,114,751)	35,823,855
All Cap Core Trust - 2,801 shares (cost $52,811)	32,743
All Cap Growth Trust - 42,162 shares (cost $754,808)	486,974
All Cap Value Trust - 954,807 shares (cost $7,624,052)	5,346,920
American Blue Chip Income and Growth Trust - 168,917 shares (cost $2,637,531)	1,494,915
American Bond Trust - 204,578 shares (cost $2,648,993)	2,188,985
American Growth Trust - 1,416,077 shares (cost $29,214,709)	16,440,650
American Growth-Income Trust - 233,444 shares (cost $4,313,089)	2,691,613
American International Trust - 1,324,352 shares (cost $28,012,587)	18,951,474
Blue Chip Growth Trust - 5,001,067 shares (cost $86,854,766)	61,013,020
Capital Appreciation Trust - 3,392,857 shares (cost $30,236,759)	21,273,212
Capital Appreciation Value Trust - 2,267 shares (cost $26,765)	20,428
Classic Value Trust - 371,804 shares (cost $4,514,161)	2,375,827
Core Bond Trust - 307,817 shares (cost $3,850,308)	3,786,145
Core Equity Trust - 205,724 shares (cost $2,213,932)	971,019
Dynamic Growth Trust	—
Emerging Growth Trust	—
Emerging Markets Value Trust - 837,597 shares (cost $8,844,898)	5,637,029
Emerging Small Company Trust - 18,129 shares (cost $372,015)	252,535
Equity-Income Trust - 10,996,092 shares (cost $176,641,621)	109,191,190
Financial Services Trust - 186,971 shares (cost $2,682,242)	1,406,021
Franklin Templeton Founding Allocation Trust - 1,124 shares (cost $9,529)	8,269
Fundamental Value Trust - 426,048 shares (cost $6,260,318)	4,158,232
Global Allocation Trust - 1,481,821 shares (cost $16,210,225)	10,076,382
Global Bond Trust - 2,280,376 shares (cost $34,331,527)	32,860,217
Global Real Estate Trust - 41,105 shares (cost $254,739)	253,615
Global Trust - 113,311 shares (cost $1,917,261)	1,193,168
Growth & Income Trust	—
Health Sciences Trust - 425,369 shares (cost $6,225,534)	4,411,079
High Yield Trust - 1,846,373 shares (cost $16,700,098)	10,819,745
Income & Value Trust - 79,757 shares (cost $867,315)	570,259
International Core Trust - 1,092,747 shares (cost $14,651,407)	8,851,255
International Equity Index Trust B - 9,179,154 shares (cost $162,979,004)	102,439,356
International Opportunities Trust - 1,074,445 shares (cost $16,732,464)	8,853,430
International Small Cap Trust - 580,747 shares (cost $10,777,122)	4,820,203
International Value Trust - 730,616 shares (cost $11,421,394)	6,582,848
Investment Quality Bond Trust - 509,495 shares (cost $5,736,438)	5,268,180
Large Cap Trust - 68,908 shares (cost $976,867)	587,092
Large Cap Value Trust - 699,431 shares (cost $14,803,674)	9,827,000
Lifestyle Aggressive Trust - 900,241 shares (cost $8,752,641)	4,888,311
Lifestyle Balanced Trust - 6,183,142 shares (cost $62,483,940)	53,175,020
Lifestyle Conservative Trust - 279,184 shares (cost $3,504,908)	2,870,014
Lifestyle Growth Trust - 4,146,508 shares (cost $53,967,548)	33,172,068
Lifestyle Moderate Trust - 112,890 shares (cost $1,361,591)	1,034,073
Managed Trust	—

8

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
Mid Cap Index Trust - 1,115,245 shares (cost $18,644,005)	$11,899,661
Mid Cap Intersection Trust - 3,267 shares (cost $36,969)	21,986
Mid Cap Stock Trust - 3,478,429 shares (cost $50,690,303)	30,505,822
Mid Cap Value Trust - 664,822 shares (cost $8,788,431)	4,846,550
Mid Value Trust - 3,901,119 shares (cost $43,775,401)	26,215,517
Money Market Trust B - 357,522,087 shares (cost $357,522,087)	357,522,087
Natural Resources Trust - 1,119,341 shares (cost $30,585,188)	14,920,816
Optimized All Cap Trust - 5,084,410 shares (cost $72,813,739)	43,929,301
Optimized Value Trust - 165,264 shares (cost $2,246,355)	1,196,513
Overseas Equity Trust - 4,954,954 shares (cost $58,378,052)	36,716,211
Pacific Rim Trust - 564,631 shares (cost $5,563,692)	3,404,722
Quantitative Mid Cap Trust	—
Real Estate Securities Trust - 5,038,232 shares (cost $77,516,070)	35,569,919
Real Return Bond Trust - 751,921 shares (cost $10,000,165)	8,684,689
Science & Technology Trust - 88,182 shares (cost $1,203,365)	729,268
Short-Term Bond Trust - 3,508,518 shares (cost $33,144,967)	24,454,367
Small Cap Growth Trust - 5,710,040 shares (cost $54,827,748)	35,288,045
Small Cap Index Trust - 1,328,674 shares (cost $18,568,044)	12,170,649
Small Cap Opportunities Trust - 74,328 shares (cost $1,587,746)	832,469
Small Cap Trust	—
Small Cap Value Trust - 5,135,427 shares (cost $91,227,369)	60,238,557
Small Company Trust - 70,710 shares (cost $825,693)	453,252
Small Company Value Trust - 230,234 shares (cost $4,253,415)	2,979,232
Strategic Bond Trust - 319,767 shares (cost $3,212,289)	2,682,847
Strategic Income Trust - 59,333 shares (cost $783,540)	663,347
Total Bond Market Trust B - 4,495,238 shares (cost $45,022,126)	44,367,997
Total Return Trust - 5,695,934 shares (cost $78,248,287)	76,496,389
Total Stock Market Index Trust - 2,234,648 shares (cost $25,680,427)	17,810,147
U.S. Core Trust	—
U.S. Global Leaders Growth Trust	—
U.S. Government Securities Trust - 107,370 shares (cost $1,391,137)	1,301,319
U.S. High Yield Bond Trust - 1,330,285 shares (cost $15,408,653)	12,238,626
U.S. Large Cap Trust - 472,876 shares (cost $7,310,869)	4,459,222
Utilities Trust - 1,187,384 shares (cost $15,597,306)	9,689,050
Value Trust - 539,379 shares (cost $9,183,834)	5,302,093

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,529,852 shares (cost $17,103,909)	14,120,532
Brandes International Equity Trust - 10,219,717 shares (cost $173,799,218)	96,474,130
Business Opportunity Value Trust - 2,728,558 shares (cost $31,564,695)	20,982,610
CSI Equity Trust - 14,336 shares (cost $191,398)	151,103
Frontier Capital Appreciation Trust - 2,918,531 shares (cost $68,556,888)	40,217,361
Turner Core Growth Trust - 3,429,424 shares (cost $56,972,134)	33,265,412

Total assets	$2,004,645,817

Contract Owners’ Equity
Variable universal life insurance contracts	$2,004,645,817

See accompanying notes.

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$9,320,711	$15,789,468	$2,283,696	$4,600,515

Total investment income	9,320,711	15,789,468	2,283,696	4,600,515
Expenses:
Mortality and expense risk	291,046	351,827	65,454	70,894

Net investment income (loss)	9,029,665	15,437,641	2,218,242	4,529,621

Realized gains (losses) on investments:
Capital gain distributions	2,822,940	—	—	—
Net realized gains (losses)	10,582,840	18,161,411	(953,605)	152,552

Realized gains (losses)	13,405,780	18,161,411	(953,605)	152,552
Unrealized appreciation (depreciation) during the period	(207,609,135)	(7,562,680)	(5,867,509)	(2,618,222)

Net increase (decrease) in assets from operations	(185,173,690)	26,036,372	(4,602,872)	2,063,951

Changes from principal transactions:
Transfer of net premiums	14,740,756	24,824,092	1,928,101	2,727,962
Transfer on terminations	(21,173,264)	(27,436,601)	(4,079,221)	(7,268,460)
Transfer on policy loans	(1,519,110)	(2,356,151)	(53,655)	(371,444)
Net interfund transfers	(28,425,459)	10,005,836	(8,301,817)	(555,527)

Net increase (decrease) in assets from principal transactions	(36,377,077)	5,037,176	(10,506,592)	(5,467,469)

Total increase (decrease) in assets	(221,550,767)	31,073,548	(15,109,464)	(3,403,518)

Assets, beginning of period	537,290,395	506,216,847	50,933,319	54,336,837

Assets, end of period	$315,739,628	$537,290,395	$35,823,855	$50,933,319

See accompanying notes.

10

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$851,061	$585,362	$823	$1,137	$2,552	$582

851,061	585,362	823	1,137	2,552	582

2,185	993	100	105	1,383	307

848,876	584,369	723	1,032	1,169	275

49,500	—	—	—	—	—
(1,496,344)	(27,165)	(411)	2,833	(4,957)	17,722

(1,446,844)	(27,165)	(411)	2,833	(4,957)	17,722
(2,908,020)	109,437	(22,121)	(1,985)	(314,730)	31,673

(3,505,988)	666,641	(21,809)	1,880	(318,518)	49,670

139,885	97,521	3,605	21,103	37,603	11,714
(347,555)	(157,262)	(1,280)	(4,069)	(18,327)	(15,079)
20,124	(1,578)	—	—	—	—
9,717,589	96,562	(10,666)	(22,553)	338,816	(8,954)

9,530,043	35,243	(8,341)	(5,519)	358,092	(12,319)

6,024,055	701,884	(30,150)	(3,639)	39,574	37,351

8,096,477	7,394,593	62,893	66,532	447,400	410,049

$14,120,532	$8,096,477	$32,743	$62,893	$486,974	$447,400

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$63,089	$75,079	$81,981	$53,283

Total investment income	63,089	75,079	81,981	53,283
Expenses:
Mortality and expense risk	6,755	4,372	725	1,446

Net investment income (loss)	56,334	70,707	81,256	51,837

Realized gains (losses) on investments:
Capital gain distributions	98,748	1,754,766	21,603	362,683
Net realized gains (losses)	(1,181,984)	(154,562)	(182,746)	5,027

Realized gains (losses)	(1,083,236)	1,600,204	(161,143)	367,710
Unrealized appreciation (depreciation) during the period	(789,781)	(1,359,830)	(806,510)	(406,900)

Net increase (decrease) in assets from operations	(1,816,683)	311,081	(886,397)	12,647

Changes from principal transactions:
Transfer of net premiums	121,783	245,761	163,520	122,955
Transfer on terminations	(202,637)	(151,783)	(81,561)	(94,358)
Transfer on policy loans	208,945	(210,239)	(6,848)	(2,887)
Net interfund transfers	2,764,358	(16,216)	23,004	725,424

Net increase (decrease) in assets from principal transactions	2,892,449	(132,477)	98,115	751,134

Total increase (decrease) in assets	1,075,766	178,604	(788,282)	763,781

Assets, beginning of period	4,271,154	4,092,550	2,283,197	1,519,416

Assets, end of period	$5,346,920	$4,271,154	$1,494,915	$2,283,197

See accompanying notes.

12

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$221,955	$80,401	$465,141	$330,861	$78,082	$105,009

221,955	80,401	465,141	330,861	78,082	105,009

8,964	6,610	15,702	15,251	7,084	8,245

212,991	73,791	449,439	315,610	70,998	96,764

67	573	257,749	2,487,748	62,871	180,083
(38,782)	(294)	(3,353,856)	2,771,364	(114,446)	(243,446)

(38,715)	279	(3,096,107)	5,259,112	(51,575)	(63,363)
(420,621)	(48,536)	(11,562,494)	(2,702,074)	(1,606,148)	(317,165)

(246,345)	25,534	(14,209,162)	2,872,648	(1,586,725)	(283,764)

148,500	128,497	1,309,952	1,650,629	213,761	378,602
(148,058)	(21,020)	(1,562,991)	(3,289,589)	(136,619)	(126,792)
—	—	(123,865)	(132,550)	(40,964)	(113,580)
303,443	1,724,890	5,594,982	(318,590)	167,814	1,440,481

303,885	1,832,367	5,218,078	(2,090,100)	203,992	1,578,711

57,540	1,857,901	(8,991,084)	782,548	(1,382,733)	1,294,947

2,131,445	273,544	25,431,734	24,649,186	4,074,346	2,779,399

$2,188,985	$2,131,445	$16,440,650	$25,431,734	$2,691,613	$4,074,346

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$970,240	$348,932	$345,435	$885,358

Total investment income	970,240	348,932	345,435	885,358
Expenses:
Mortality and expense risk	16,946	17,081	176,073	224,656

Net investment income (loss)	953,294	331,851	169,362	660,702

Realized gains (losses) on investments:
Capital gain distributions	294,923	1,302,174	1,599,972	—
Net realized gains (losses)	(1,426,008)	683,953	978,996	7,091,325

Realized gains (losses)	(1,131,085)	1,986,127	2,578,968	7,091,325
Unrealized appreciation (depreciation) during the period	(10,342,939)	159,105	(48,694,677)	4,669,237

Net increase (decrease) in assets from operations	(10,520,730)	2,477,083	(45,946,347)	12,421,264

Changes from principal transactions:
Transfer of net premiums	680,603	676,557	4,178,103	5,319,821
Transfer on terminations	(873,006)	(1,573,563)	(7,078,044)	(7,626,217)
Transfer on policy loans	14,647	(135,529)	(352,486)	293,829
Net interfund transfers	12,537,825	3,479,041	(4,693,821)	(338,687)

Net increase (decrease) in assets from principal transactions	12,360,069	2,446,506	(7,946,248)	(2,351,254)

Total increase (decrease) in assets	1,839,339	4,923,589	(53,892,595)	10,070,010

Assets, beginning of period	17,112,135	12,188,546	114,905,615	104,835,605

Assets, end of period	$18,951,474	$17,112,135	$61,013,020	$114,905,615

See accompanying notes.

14

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$4,568,881	$3,518,855	$11,001	$160,054	$157,084	$139,782

4,568,881	3,518,855	11,001	160,054	157,084	139,782

4,769	7,703	262	500	51,097	62,088

4,564,112	3,511,152	10,739	159,554	105,987	77,694

11,573,649	23,518,109	754,638	1,911,196	—	157,261
(3,044,908)	14,167,110	(355,350)	393,026	(157,649)	680,642

8,528,741	37,685,219	399,288	2,304,222	(157,649)	837,903
(81,081,706)	(28,794,598)	(9,984,217)	(1,386,907)	(12,991,788)	3,168,605

(67,988,853)	12,401,773	(9,574,190)	1,076,869	(13,043,450)	4,084,202

9,095,629	8,127,759	3,781,251	3,089,203	2,197,622	2,678,071
(5,876,324)	(10,817,143)	(1,750,069)	(1,458,449)	(2,682,466)	(3,055,733)
(1,570,732)	(424,690)	59,503	(234,194)	(263,548)	8,374
(11,082,551)	7,297,745	3,732,507	(98,067)	(1,100,073)	(5,300,559)

(9,433,978)	4,183,671	5,823,192	1,298,493	(1,848,465)	(5,669,847)

(77,422,831)	16,585,444	(3,750,998)	2,375,362	(14,891,915)	(1,585,645)

173,896,961	157,311,517	24,733,608	22,358,246	36,165,127	37,750,772

$96,474,130	$173,896,961	$20,982,610	$24,733,608	$21,273,212	$36,165,127

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust	Classic Value Trust
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$168	$67,814	$109,706

Total investment income	168	67,814	109,706
Expenses:
Mortality and expense risk	—	1,519	2,537

Net investment income (loss)	168	66,295	107,169

Realized gains (losses) on investments:
Capital gain distributions	—	65,116	662,448
Net realized gains (losses)	(176)	(2,118,827)	(89,214)

Realized gains (losses)	(176)	(2,053,711)	573,234
Unrealized appreciation (depreciation) during the period	(6,337)	(744,642)	(1,570,250)

Net increase (decrease) in assets from operations	(6,345)	(2,732,058)	(889,847)

Changes from principal transactions:
Transfer of net premiums	—	72,086	126,766
Transfer on terminations	(544)	(100,781)	(457,401)
Transfer on policy loans	—	—	259
Net interfund transfers	27,317	(372,018)	2,033,447

Net increase (decrease) in assets from principal transactions	26,773	(400,713)	1,703,071

Total increase (decrease) in assets	20,428	(3,132,771)	813,224

Assets, beginning of period	—	5,508,598	4,695,374

Assets, end of period	$20,428	$2,375,827	$5,508,598

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

16

Sub-Account
Core Bond Trust		Core Equity Trust		CSI Equity Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$190,012	$145,374	$195,603	$714	$2,040	$2,070

190,012	145,374	195,603	714	2,040	2,070

869	465	277	392	—	—

189,143	144,909	195,326	322	2,040	2,070

—	—	38,850	186,717	171	20,017
2,560	9,081	(226,197)	67,716	571	1,254

2,560	9,081	(187,347)	254,433	742	21,271
(57,700)	(35,183)	(1,086,728)	(364,332)	(74,073)	(5,000)

134,003	118,807	(1,078,749)	(109,577)	(71,291)	18,341

326,248	265,636	170,733	322,661	—	852
(671,746)	(51,040)	(82,450)	(116,021)	(4,460)	(3,962)
(44,527)	10	10,318	(43,717)	—	—
1,132,746	1,379,283	(276,480)	(938,887)	11	10,016

742,721	1,593,889	(177,879)	(775,964)	(4,449)	6,906

876,724	1,712,696	(1,256,628)	(885,541)	(75,740)	25,247

2,909,421	1,196,725	2,227,647	3,113,188	226,843	201,596

$3,786,145	$2,909,421	$971,019	$2,227,647	$151,103	$226,843

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust		Emerging Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$3,322	$2,237

Total investment income	—	—	3,322	2,237
Expenses:
Mortality and expense risk	237	1,363	1,333	2,196

Net investment income (loss)	(237)	(1,363)	1,989	41

Realized gains (losses) on investments:
Capital gain distributions	—	—	7,383	552,441
Net realized gains (losses)	(29,488)	38,899	(868,449)	(317,407)

Realized gains (losses)	(29,488)	38,899	(861,066)	235,034
Unrealized appreciation (depreciation) during the period	(21,363)	(10,054)	307,660	(177,651)

Net increase (decrease) in assets from operations	(51,088)	27,482	(551,417)	57,424

Changes from principal transactions:
Transfer of net premiums	16,114	88,053	31,030	80,464
Transfer on terminations	(6,739)	(207,738)	(72,927)	(33,160)
Transfer on policy loans	—	(236)	—	(81)
Net interfund transfers	(466,705)	147,261	(823,356)	(1,081,299)

Net increase (decrease) in assets from principal transactions	(457,330)	27,340	(865,253)	(1,034,076)

Total increase (decrease) in assets	(508,418)	54,822	(1,416,670)	(976,652)

Assets, beginning of period	508,418	453,596	1,416,670	2,393,322

Assets, end of period	—	$508,418	—	$1,416,670

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

18

Sub-Account
Emerging Markets Value Trust		Emerging Small Company Trust		Equity-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$193,903	$26,122	—	—	$3,823,338	$6,005,134

193,903	26,122	—	—	3,823,338	6,005,134

1,822	401	261	330	184,072	238,341

192,081	25,721	(261)	(330)	3,639,266	5,766,793

9,317	85,458	106	58,902	4,231,546	22,777,975
(682,425)	10,508	(61,493)	(20,207)	(7,802,860)	5,981,218

(673,108)	95,966	(61,387)	38,695	(3,571,314)	28,759,193
(3,267,356)	59,486	(90,513)	(24,318)	(64,056,124)	(28,366,661)

(3,748,383)	181,173	(152,161)	14,047	(63,988,172)	6,159,325

398,298	5,844	45,109	45,777	7,611,788	8,788,311
(95,485)	(1,637,581)	(33,592)	(17,542)	(9,617,098)	(13,942,275)
(12,757)	—	(200)	(2,756)	(1,463,414)	(597,232)
5,065,574	5,480,346	145,203	(33,911)	(18,344,185)	(5,141,591)

5,355,630	3,848,609	156,520	(8,432)	(21,812,909)	(10,892,787)

1,607,247	4,029,782	4,359	5,615	(85,801,081)	(4,733,462)

4,029,782	—	248,176	242,561	194,992,271	199,725,733

$5,637,029	$4,029,782	$252,535	$248,176	$109,191,190	$194,992,271

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$19,433	$28,552	$298

Total investment income	19,433	28,552	298
Expenses:
Mortality and expense risk	2,203	4,227	—

Net investment income (loss)	17,230	24,325	298

Realized gains (losses) on investments:
Capital gain distributions	113,820	342,911	—
Net realized gains (losses)	(259,431)	130,188	(355)

Realized gains (losses)	(145,611)	473,099	(355)
Unrealized appreciation (depreciation) during the period	(979,586)	(636,644)	(1,260)

Net increase (decrease) in assets from operations	(1,107,967)	(139,220)	(1,317)

Changes from principal transactions:
Transfer of net premiums	105,891	115,774	3,887
Transfer on terminations	(42,424)	(125,566)	(942)
Transfer on policy loans	(18,559)	3,245	—
Net interfund transfers	218,609	519,660	6,641

Net increase (decrease) in assets from principal transactions	263,517	513,113	9,586

Total increase (decrease) in assets	(844,450)	373,893	8,269

Assets, beginning of period	2,250,471	1,876,578	—

Assets, end of period	$1,406,021	$2,250,471	$8,269

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

20

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust		Global Allocation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$67,035	$96,030	$730,873	$649,017

—	—	67,035	96,030	730,873	649,017

1,983	3,266	5,712	4,856	567	323

(1,983)	(3,266)	61,323	91,174	730,306	648,694

1,830,334	6,285,978	64,648	218,599	22,093	873,485
(849,853)	5,800,134	(1,049,193)	411,184	(103,126)	33,250

980,481	12,086,112	(984,545)	629,783	(81,033)	906,735
(29,838,630)	(4,638,662)	(2,246,231)	(552,031)	(4,762,093)	(1,445,275)

(28,860,132)	7,444,184	(3,169,453)	168,926	(4,112,820)	110,154

4,118,583	4,243,159	439,629	455,024	2,200,057	1,983,405
(3,324,344)	(4,184,103)	(993,586)	(2,108,557)	(189,243)	(122,923)
(1,097,322)	(219,127)	(5,136)	(76,145)	—	—
(275,874)	(1,628,311)	1,927,943	405,705	60,619	9,076,226

(578,957)	(1,788,382)	1,368,850	(1,323,973)	2,071,433	10,936,708

(29,439,089)	5,655,802	(1,800,603)	(1,155,047)	(2,041,387)	11,046,862

69,656,450	64,000,648	5,958,835	7,113,882	12,117,769	1,070,907

$40,217,361	$69,656,450	$4,158,232	$5,958,835	$10,076,382	$12,117,769

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust		Global Real Estate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$202,539	$2,453,017	$15,317

Total investment income	202,539	2,453,017	15,317
Expenses:
Mortality and expense risk	33,071	31,722	—

Net investment income (loss)	169,468	2,421,295	15,317

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	83,945	(129,286)	(21,339)

Realized gains (losses)	83,945	(129,286)	(21,339)
Unrealized appreciation (depreciation) during the period	(2,161,752)	823,305	(1,124)

Net increase (decrease) in assets from operations	(1,908,339)	3,115,314	(7,146)

Changes from principal transactions:
Transfer of net premiums	1,376,888	1,134,559	3,889
Transfer on terminations	(1,835,324)	(1,791,566)	(762)
Transfer on policy loans	(24,449)	21,578	—
Net interfund transfers	2,899,459	3,846,601	257,634

Net increase (decrease) in assets from principal transactions	2,416,574	3,211,172	260,761

Total increase (decrease) in assets	508,235	6,326,486	253,615

Assets, beginning of period	32,351,982	26,025,496	—

Assets, end of period	$32,860,217	$32,351,982	$253,615

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

22

Sub-Account
Global Trust		Growth & Income Trust		Health Sciences Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$33,170	$43,713	$414,485	$1,743,108	—	—

33,170	43,713	414,485	1,743,108	—	—

174	165	75,044	282,935	10,032	7,447

32,996	43,548	339,441	1,460,173	(10,032)	(7,447)

—	118,826	—	8,996,042	131,050	1,197,677
(138,853)	81,824	(3,880,096)	1,117,802	(1,006,862)	239,873

(138,853)	200,650	(3,880,096)	10,113,844	(875,812)	1,437,550
(634,139)	(243,806)	(4,358,437)	(7,648,286)	(1,775,178)	(461,626)

(739,996)	392	(7,899,092)	3,925,731	(2,661,022)	968,477

546,450	286,037	1,141,605	4,231,027	332,041	316,608
(52,213)	(167,331)	(2,396,851)	(7,138,086)	(375,006)	(417,368)
(7,243)	(28,926)	61,165	(230,785)	(343,223)	(48,097)
(668,985)	738,662	(84,320,949)	(10,537,998)	682,345	63,954

(181,991)	828,442	(85,515,030)	(13,675,842)	296,157	(84,903)

(921,987)	828,834	(93,414,122)	(9,750,111)	(2,364,865)	883,574

2,115,155	1,286,321	93,414,122	103,164,233	6,775,944	5,892,370

$1,193,168	$2,115,155	—	$93,414,122	$4,411,079	$6,775,944

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust		Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,361,757	$2,295,521	$22,740	$50,845

Total investment income	1,361,757	2,295,521	22,740	50,845
Expenses:
Mortality and expense risk	17,138	26,146	961	881

Net investment income (loss)	1,344,619	2,269,375	21,779	49,964

Realized gains (losses) on investments:
Capital gain distributions	—	—	14,016	86,293
Net realized gains (losses)	(841,277)	342,314	(78,177)	25,837

Realized gains (losses)	(841,277)	342,314	(64,161)	112,130
Unrealized appreciation (depreciation) during the period	(4,885,663)	(2,305,857)	(216,003)	(149,082)

Net increase (decrease) in assets from operations	(4,382,321)	305,832	(258,385)	13,012

Changes from principal transactions:
Transfer of net premiums	894,211	1,082,096	142,565	97,722
Transfer on terminations	(1,086,596)	(1,457,364)	(24,923)	(21,581)
Transfer on policy loans	(50,709)	104,195	—	—
Net interfund transfers	(1,618,274)	(2,497,747)	(469,528)	(237,257)

Net increase (decrease) in assets from principal transactions	(1,861,368)	(2,768,820)	(351,886)	(161,116)

Total increase (decrease) in assets	(6,243,689)	(2,462,988)	(610,271)	(148,104)

Assets, beginning of period	17,063,434	19,526,422	1,180,530	1,328,634

Assets, end of period	$10,819,745	$17,063,434	$570,259	$1,180,530

See accompanying notes.

24

Sub-Account
International Core Trust		International Equity Index Trust B		International Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$591,151	$262,780	$4,136,593	$7,085,024	$193,123	$226,051

591,151	262,780	4,136,593	7,085,024	193,123	226,051

2,509	2,719	123,834	147,446	8,042	5,675

588,642	260,061	4,012,759	6,937,578	185,081	220,376

140,511	1,501,409	1,218,112	13,400,708	614,804	2,511,007
(134,709)	81,897	(821,745)	4,463,441	(3,313,432)	229,923

5,802	1,583,306	396,367	17,864,149	(2,698,628)	2,740,930
(5,475,555)	(664,888)	(85,860,982)	(5,290,872)	(7,222,919)	(1,444,793)

(4,881,111)	1,178,479	(81,451,856)	19,510,855	(9,736,466)	1,516,513

791,302	250,087	4,126,090	6,591,233	601,647	386,124
(255,150)	(182,361)	(6,625,585)	(5,239,331)	(3,625,897)	(878,691)
—	(68)	(90,463)	(254,042)	3,036	(4,771)
1,305,000	319,791	30,331,610	24,976,376	3,267,718	11,091,160

1,841,152	387,449	27,741,652	26,074,236	246,504	10,593,822

(3,039,959)	1,565,928	(53,710,204)	45,585,091	(9,489,962)	12,110,335

11,891,214	10,325,286	156,149,560	110,564,469	18,343,392	6,233,057

$8,851,255	$11,891,214	$102,439,356	$156,149,560	$8,853,430	$18,343,392

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust		International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$216,273	$276,565	$399,735	$599,326

Total investment income	216,273	276,565	399,735	599,326
Expenses:
Mortality and expense risk	6,124	6,658	16,214	18,272

Net investment income (loss)	210,149	269,907	383,521	581,054

Realized gains (losses) on investments:
Capital gain distributions	110,539	2,593,380	351,144	2,195,566
Net realized gains (losses)	(1,725,565)	345,689	(1,825,068)	916,865

Realized gains (losses)	(1,615,026)	2,939,069	(1,473,924)	3,112,431
Unrealized appreciation (depreciation) during the period	(3,800,995)	(2,676,210)	(4,388,319)	(2,434,691)

Net increase (decrease) in assets from operations	(5,205,872)	532,766	(5,478,722)	1,258,794

Changes from principal transactions:
Transfer of net premiums	713,248	408,701	709,897	999,184
Transfer on terminations	(292,736)	(326,443)	(708,144)	(2,276,301)
Transfer on policy loans	(35,404)	(47,794)	(63,274)	(35,703)
Net interfund transfers	(436,646)	5,317,923	(383,303)	(4,369,864)

Net increase (decrease) in assets from principal transactions	(51,538)	5,352,387	(444,824)	(5,682,684)

Total increase (decrease) in assets	(5,257,410)	5,885,153	(5,923,546)	(4,423,890)

Assets, beginning of period	10,077,613	4,192,460	12,506,394	16,930,284

Assets, end of period	$4,820,203	$10,077,613	$6,582,848	$12,506,394

See accompanying notes.

26

Sub-Account
Investment Quality Bond Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$495,679	$2,259,584	$12,379	$8,435	$215,111	$188,143

495,679	2,259,584	12,379	8,435	215,111	188,143

84,611	120,779	1,889	1,566	11,355	12,570

411,068	2,138,805	10,490	6,869	203,756	175,573

—	—	—	55,309	—	1,055,278
(1,436,500)	(41,914)	(124,712)	19,014	(1,066,891)	375,060

(1,436,500)	(41,914)	(124,712)	74,323	(1,066,891)	1,430,338
(246,643)	(746,665)	(314,494)	(95,602)	(4,742,277)	(978,896)

(1,272,075)	1,350,226	(428,716)	(14,410)	(5,605,412)	627,015

159,181	93,764	123,807	83,770	773,397	895,446
(412,605)	(4,070,742)	(50,037)	(181,384)	(1,010,659)	(2,051,098)
(495)	—	(320)	(26,447)	(471,564)	(19,226)
(15,201,287)	1,451,434	102,076	622,309	(1,702,397)	5,967,481

(15,455,206)	(2,525,544)	175,526	498,248	(2,411,223)	4,792,603

(16,727,281)	(1,175,318)	(253,190)	483,838	(8,016,635)	5,419,618

21,995,461	23,170,779	840,282	356,444	17,843,635	12,424,017

$5,268,180	$21,995,461	$587,092	$840,282	$9,827,000	$17,843,635

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$131,884	$705,768	$2,305,081	$1,124,170

Total investment income	131,884	705,768	2,305,081	1,124,170
Expenses:
Mortality and expense risk	13,130	10,456	36,514	15,797

Net investment income (loss)	118,754	695,312	2,268,567	1,108,373

Realized gains (losses) on investments:
Capital gain distributions	1,011,492	170,057	931,530	26,527
Net realized gains (losses)	(1,674,561)	53,217	(1,503,451)	183,454

Realized gains (losses)	(663,069)	223,274	(571,921)	209,981
Unrealized appreciation (depreciation) during the period	(3,621,876)	(385,667)	(9,165,988)	(421,376)

Net increase (decrease) in assets from operations	(4,166,191)	532,919	(7,469,342)	896,978

Changes from principal transactions:
Transfer of net premiums	897,341	916,852	3,519,739	2,059,903
Transfer on terminations	(326,291)	(217,699)	(4,819,656)	(968,845)
Transfer on policy loans	(612)	(48)	(172,820)	(2,232,858)
Net interfund transfers	(468,222)	2,851,628	45,548,110	4,244,422

Net increase (decrease) in assets from principal transactions	102,216	3,550,733	44,075,373	3,102,622

Total increase (decrease) in assets	(4,063,975)	4,083,652	36,606,031	3,999,600

Assets, beginning of period	8,952,286	4,868,634	16,568,989	12,569,389

Assets, end of period	$4,888,311	$8,952,286	$53,175,020	$16,568,989

See accompanying notes.

28

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$136,188	$148,507	$1,187,554	$3,031,930	$51,186	$85,582

136,188	148,507	1,187,554	3,031,930	51,186	85,582

32	—	76,150	65,045	1,444	1,676

136,156	148,507	1,111,404	2,966,885	49,742	83,906

48,210	5,016	2,357,000	186,191	30,914	1,836
(19,841)	4,950	(1,966,461)	116,830	(150,038)	3,761

28,369	9,966	390,539	303,021	(119,124)	5,597
(599,057)	(63,670)	(20,664,823)	(949,549)	(287,066)	(51,396)

(434,532)	94,803	(19,162,880)	2,320,357	(356,448)	38,107

400,709	240,636	4,481,082	4,660,283	162,692	210,309
(90,390)	(65,158)	(4,869,050)	(1,560,375)	(164,841)	(55,125)
(404)	—	111,401	(53,042)	(1,213)	(67,136)
896,958	153,917	4,092,539	12,428,306	(40,606)	491,953

1,206,873	329,395	3,815,972	15,475,172	(43,968)	580,001

772,341	424,198	(15,346,908)	17,795,529	(400,416)	618,108

2,097,673	1,673,475	48,518,976	30,723,447	1,434,489	816,381

$2,870,014	$2,097,673	$33,172,068	$48,518,976	$1,034,073	$1,434,489

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust		Mid Cap Index Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$260,661	$2,851,651	$156,108	$203,188

Total investment income	260,661	2,851,651	156,108	203,188
Expenses:
Mortality and expense risk	117,473	167,299	6,528	6,641

Net investment income (loss)	143,188	2,684,352	149,580	196,547

Realized gains (losses) on investments:
Capital gain distributions	272,566	1,052,142	294,948	1,669,496
Net realized gains (losses)	(10,683,354)	199,504	(1,168,558)	934,979

Realized gains (losses)	(10,410,788)	1,251,646	(873,610)	2,604,475
Unrealized appreciation (depreciation) during the period	89,315	(3,017,809)	(5,353,390)	(1,758,320)

Net increase (decrease) in assets from operations	(10,178,285)	918,189	(6,077,420)	1,042,702

Changes from principal transactions:
Transfer of net premiums	2,089,856	2,679,728	1,000,216	1,091,096
Transfer on terminations	(4,744,663)	(4,338,712)	(824,921)	(2,981,329)
Transfer on policy loans	(297,290)	(964,869)	(76,954)	(121,953)
Net interfund transfers	(37,853,258)	(2,935,907)	5,567,365	(4,330,217)

Net increase (decrease) in assets from principal transactions	(40,805,355)	(5,559,760)	5,665,706	(6,342,403)

Total increase (decrease) in assets	(50,983,640)	(4,641,571)	(411,714)	(5,299,701)

Assets, beginning of period	50,983,640	55,625,211	12,311,375	17,611,076

Assets, end of period	—	$50,983,640	$11,899,661	$12,311,375

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

30

Sub-Account
Mid Cap Intersection Trust		Mid Cap Stock Trust		Mid Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$69	$3	—	$5,279	$125,917	$101,397

69	3	—	5,279	125,917	101,397

159	26	63,020	74,046	6,409	8,170

(90)	(23)	(63,020)	(68,767)	119,508	93,227

—	—	1,525,234	14,791,693	284,757	2,367,619
(783)	(4)	(4,824,581)	5,085,384	(1,298,036)	(445,646)

(783)	(4)	(3,299,347)	19,877,077	(1,013,279)	1,921,973
(14,046)	(938)	(21,130,881)	(8,015,548)	(2,122,581)	(1,954,079)

(14,919)	(965)	(24,493,248)	11,792,762	(3,016,352)	61,121

10,810	616	2,203,127	2,305,824	593,729	562,195
(2,668)	(413)	(3,682,791)	(5,250,343)	(222,275)	(707,588)
(165)	—	(289,758)	(465,876)	1,970	(83,743)
4,752	24,938	(1,288,574)	(8,920,151)	(130,283)	(547,758)

12,729	25,141	(3,057,996)	(12,330,546)	243,141	(776,894)

(2,190)	24,176	(27,551,244)	(537,784)	(2,773,211)	(715,773)

24,176	—	58,057,066	58,594,850	7,619,761	8,335,534

$21,986	$24,176	$30,505,822	$58,057,066	$4,846,550	$7,619,761

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$504,991	$1,420,965	$4,289,834	$7,151,200

Total investment income	504,991	1,420,965	4,289,834	7,151,200
Expenses:
Mortality and expense risk	35,315	56,484	354,149	209,633

Net investment income (loss)	469,676	1,364,481	3,935,685	6,941,567

Realized gains (losses) on investments:
Capital gain distributions	1,025,627	13,187,174	—	—
Net realized gains (losses)	(7,943,683)	1,324,432	—	—

Realized gains (losses)	(6,918,056)	14,511,606	—	—
Unrealized appreciation (depreciation) during the period	(9,125,644)	(15,589,615)	—	—

Net increase (decrease) in assets from operations	(15,574,024)	286,472	3,935,685	6,941,567

Changes from principal transactions:
Transfer of net premiums	2,199,653	3,665,089	80,754,453	96,579,054
Transfer on terminations	(4,570,893)	(3,120,100)	(23,144,791)	(27,104,118)
Transfer on policy loans	(595,510)	(351,787)	(5,045,420)	6,031,353
Net interfund transfers	(15,621,643)	49,364	128,477,361	(56,915,785)

Net increase (decrease) in assets from principal transactions	(18,588,393)	242,566	181,041,603	18,590,504

Total increase (decrease) in assets	(34,162,417)	529,038	184,977,288	25,532,071

Assets, beginning of period	60,377,934	59,848,896	172,544,799	147,012,728

Assets, end of period	$26,215,517	$60,377,934	$357,522,087	$172,544,799

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Optimized All Cap Trust		Optimized Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07

$164,182	$237,593	$571,071	$3,845	$44,065	$37,908

164,182	237,593	571,071	3,845	44,065	37,908

21,939	15,735	124,668	162	16	84

142,243	221,858	446,403	3,683	44,049	37,824

730,540	8,589,908	—	41,998	—	157,016
(2,769,449)	705,465	(1,773,189)	1,102	(176,245)	1,270

(2,038,909)	9,295,373	(1,773,189)	43,100	(176,245)	158,286
(13,070,787)	(2,996,322)	(28,845,362)	(37,916)	(734,341)	(341,658)

(14,967,453)	6,520,909	(30,172,148)	8,867	(866,537)	(145,548)

1,182,559	544,989	2,303,151	81,028	119,583	135,853
(835,919)	(1,472,009)	(3,611,996)	(9,019)	(63,039)	(80,693)
(250,962)	(312,375)	(68,568)	—	(41,933)	—
4,355,510	5,966,687	75,170,791	(9,093)	136,541	1,622,949

4,451,188	4,727,292	73,793,378	62,916	151,152	1,678,109

(10,516,265)	11,248,201	43,621,230	71,783	(715,385)	1,532,561

25,437,081	14,188,880	308,071	236,288	1,911,898	379,337

$14,920,816	$25,437,081	$43,929,301	$308,071	$1,196,513	$1,911,898

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Overseas Equity Trust		Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,091,525	$1,667,102	$70,641	$110,950

Total investment income	1,091,525	1,667,102	70,641	110,950
Expenses:
Mortality and expense risk	89,863	111,005	5,597	7,533

Net investment income (loss)	1,001,662	1,556,097	65,044	103,417

Realized gains (losses) on investments:
Capital gain distributions	3,324,967	8,271,762	117,110	1,444,289
Net realized gains (losses)	(387,304)	6,370,658	(874,679)	248,003

Realized gains (losses)	2,937,663	14,642,420	(757,569)	1,692,292
Unrealized appreciation (depreciation) during the period	(32,037,166)	(7,900,681)	(1,386,605)	(1,208,258)

Net increase (decrease) in assets from operations	(28,097,841)	8,297,836	(2,079,130)	587,451

Changes from principal transactions:
Transfer of net premiums	1,605,410	2,723,761	184,014	296,861
Transfer on terminations	(4,109,502)	(4,254,068)	(151,881)	(1,032,471)
Transfer on policy loans	(1,078,978)	(360,240)	(3,102)	—
Net interfund transfers	(2,217,504)	(10,124,044)	456,169	(516,775)

Net increase (decrease) in assets from principal transactions	(5,800,574)	(12,014,591)	485,200	(1,252,385)

Total increase (decrease) in assets	(33,898,415)	(3,716,755)	(1,593,930)	(664,934)

Assets, beginning of period	70,614,626	74,331,381	4,998,652	5,663,586

Assets, end of period	$36,716,211	$70,614,626	$3,404,722	$4,998,652

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

34

Sub-Account
Quantitative Mid Cap Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$152	$1,424	$1,875,688	$2,138,576	$127,047	$1,608,344

152	1,424	1,875,688	2,138,576	127,047	1,608,344

65	298	42,427	64,443	86,277	116,745

87	1,126	1,833,261	2,074,133	40,770	1,491,599

300	66,726	800,923	39,119,312	530,068	—
(95,636)	(60,813)	(18,631,068)	(3,381,574)	(3,163,867)	28,639

(95,336)	5,913	(17,830,145)	35,737,738	(2,633,799)	28,639
88,394	3,480	(7,868,386)	(49,825,633)	(1,780,162)	832,388

(6,855)	10,519	(23,865,270)	(12,013,762)	(4,373,191)	2,352,626

16,000	47,914	2,703,402	4,919,220	878,566	150,490
(5,194)	(158,877)	(4,128,948)	(5,371,830)	(721,721)	(4,413,344)
—	—	(145,529)	(712,520)	27,479	(1,613)
(266,766)	(90,525)	(2,089,507)	(13,031,503)	(7,607,265)	(454,460)

(255,960)	(201,488)	(3,660,582)	(14,196,633)	(7,422,941)	(4,718,927)

(262,815)	(190,969)	(27,525,852)	(26,210,395)	(11,796,132)	(2,366,301)

262,815	453,784	63,095,771	89,306,166	20,480,821	22,847,122

—	$262,815	$35,569,919	$63,095,771	$8,684,689	$20,480,821

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$2,399,173	$14,855,161

Total investment income	—	—	2,399,173	14,855,161
Expenses:
Mortality and expense risk	2,825	985	463,570	685,941

Net investment income (loss)	(2,825)	(985)	1,935,603	14,169,220

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)

Realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)
Unrealized appreciation (depreciation) during the period	(516,277)	34,679	(2,099,165)	(9,288,981)

Net increase (decrease) in assets from operations	(686,243)	51,103	(13,557,090)	4,291,149

Changes from principal transactions:
Transfer of net premiums	73,498	39,115	1,809,913	2,146,468
Transfer on terminations	(52,899)	(36,431)	(6,669,143)	(26,149,469)
Transfer on policy loans	(19,111)	—	(569,618)	192,658
Net interfund transfers	166,427	1,009,895	(90,590,182)	(9,840,884)

Net increase (decrease) in assets from principal transactions	167,915	1,012,579	(96,019,030)	(33,651,227)

Total increase (decrease) in assets	(518,328)	1,063,682	(109,576,120)	(29,360,078)

Assets, beginning of period	1,247,596	183,914	134,030,487	163,390,565

Assets, end of period	$729,268	$1,247,596	$24,454,367	$134,030,487

See accompanying notes.

36

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$223,482	$271,209	$29,168	$31,178

—	—	223,482	271,209	29,168	31,178

92,215	116,477	5,509	6,192	312	414

(92,215)	(116,477)	217,973	265,017	28,856	30,764

621,079	13,621,444	158,942	1,982,566	35,911	93,444
(1,025,894)	3,773,967	(1,060,405)	514,141	(47,936)	(20,626)

(404,815)	17,395,411	(901,463)	2,496,707	(12,025)	72,818
(22,643,527)	(9,474,469)	(5,450,852)	(3,196,515)	(600,090)	(226,210)

(23,140,557)	7,804,465	(6,134,342)	(434,791)	(583,259)	(122,628)

2,174,668	2,605,473	567,711	1,405,404	80,916	126,428
(4,291,548)	(5,632,626)	(642,411)	(578,544)	(31,503)	(48,951)
(1,010,006)	(111,641)	(18,560)	(94,422)	(14,339)	—
(1,226,613)	(4,565,212)	836,197	(3,186,167)	129,367	(261,395)

(4,353,499)	(7,704,006)	742,937	(2,453,729)	164,441	(183,918)

(27,494,056)	100,459	(5,391,405)	(2,888,520)	(418,818)	(306,546)

62,782,101	62,681,642	17,562,054	20,450,574	1,251,287	1,557,833

$35,288,045	$62,782,101	$12,170,649	$17,562,054	$832,469	$1,251,287

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust		Small Cap Value Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$154	—	$1,032,540	$1,110,633

Total investment income	154	—	1,032,540	1,110,633
Expenses:
Mortality and expense risk	18	—	44,174	58,466

Net investment income (loss)	136	—	988,366	1,052,167

Realized gains (losses) on investments:
Capital gain distributions	11,270	162,415	287,528	20,563,018
Net realized gains (losses)	(581,473)	(9,971)	(8,613,434)	1,472,822

Realized gains (losses)	(570,203)	152,444	(8,325,906)	22,035,840
Unrealized appreciation (depreciation) during the period	163,446	(162,532)	(14,819,886)	(25,821,712)

Net increase (decrease) in assets from operations	(406,621)	(10,088)	(22,157,426)	(2,733,705)

Changes from principal transactions:
Transfer of net premiums	49,532	121,492	3,324,573	4,949,387
Transfer on terminations	(50,872)	(25,342)	(6,826,403)	(7,451,062)
Transfer on policy loans	—	—	(1,279,152)	(1,056,045)
Net interfund transfers	(472,191)	120,063	(11,713,413)	(31,287)

Net increase (decrease) in assets from principal transactions	(473,531)	216,213	(16,494,395)	(3,589,007)

Total increase (decrease) in assets	(880,152)	206,125	(38,651,821)	(6,322,712)

Assets, beginning of period	880,152	674,027	98,890,378	105,213,090

Assets, end of period	—	$880,152	$60,238,557	$98,890,378

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

38

Sub-Account
Small Company Trust		Small Company Value Trust		Special Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (r)

—	—	$29,475	$6,891	$3,582

—	—	29,475	6,891	3,582

156	162	6,987	3,069	24

(156)	(162)	22,488	3,822	3,558

1,876	256,258	61,590	549,786	27,632
(721,812)	406	(1,084,516)	(56,229)	(40,826)

(719,936)	256,664	(1,022,926)	493,557	(13,194)
(27,797)	(359,231)	(716,322)	(590,403)	30

(747,889)	(102,729)	(1,716,760)	(93,024)	(9,606)

190,132	184,889	257,124	284,567	13,126
(48,344)	(41,410)	(327,089)	(178,735)	(2,612)
10,238	(3,639)	(29,054)	(49,971)	—
(395,144)	(113,638)	1,436,285	262,037	(19,957)

(243,118)	26,202	1,337,266	317,898	(9,443)

(991,007)	(76,527)	(379,494)	224,874	(19,049)

1,444,259	1,520,786	3,358,726	3,133,852	19,049

$453,252	$1,444,259	$2,979,232	$3,358,726	—

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust		Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$240,209	$341,027	$60,695	$5,746

Total investment income	240,209	341,027	60,695	5,746
Expenses:
Mortality and expense risk	2,510	3,395	670	317

Net investment income (loss)	237,699	337,632	60,025	5,429
Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(450,826)	294,043	(2,878)	3,962

Realized gains (losses)	(450,826)	294,043	(2,878)	3,962
Unrealized appreciation (depreciation) during the period	(225,152)	(622,186)	(122,127)	4,654

Net increase (decrease) in assets from operations	(438,279)	9,489	(64,980)	14,045

Changes from principal transactions:
Transfer of net premiums	448,079	256,755	20,977	23,015
Transfer on terminations	(558,210)	(2,824,172)	(12,569)	(8,845)
Transfer on policy loans	(29,642)	(24,556)	—	—
Net interfund transfers	(774,400)	(261,719)	437,292	(51,245)

Net increase (decrease) in assets from principal transactions	(914,173)	(2,853,692)	445,700	(37,075)

Total increase (decrease) in assets	(1,352,452)	(2,844,203)	380,720	(23,030)

Assets, beginning of period	4,035,299	6,879,502	282,627	305,657

Assets, end of period	$2,682,847	$4,035,299	$663,347	$282,627

(q)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

40

Sub-Account
Strategic Opportunities Trust	Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,230	$2,309,285	$4,445,342	$4,152,060	$7,999,081

3,230	2,309,285	4,445,342	4,152,060	7,999,081

281	33,335	34,559	178,354	244,005

2,949	2,275,950	4,410,783	3,973,706	7,755,076

—	—	—	1,154,677	—
40,959	(118,818)	(81,197)	(1,046,788)	224,619

40,959	(118,818)	(81,197)	107,889	224,619
(17,467)	347,730	(1,296,653)	(3,453,954)	442,635

26,441	2,504,862	3,032,933	627,641	8,422,330

30,013	1,876,217	3,253,360	3,337,614	2,264,678
(8,145)	(4,010,722)	(3,427,913)	(3,193,567)	(9,521,233)
9,856	(516,897)	(264,143)	2,399	(122,457)
(411,993)	(2,125,973)	1,794,358	(29,654,115)	7,884,878

(380,269)	(4,777,375)	1,355,662	(29,507,669)	505,866

(353,828)	(2,272,513)	4,388,595	(28,880,028)	8,928,196

353,828	46,640,510	42,251,915	105,376,417	96,448,221

—	$44,367,997	$46,640,510	$76,496,389	$105,376,417

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust		Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$416,527	$759,545	$10,866	$235,799

Total investment income	416,527	759,545	10,866	235,799
Expenses:
Mortality and expense risk	22,527	34,354	2,152	2,964

Net investment income (loss)	394,000	725,191	8,714	232,835

Realized gains (losses) on investments:
Capital gain distributions	45,403	1,242,996	1,483,545	4,638,409
Net realized gains (losses)	(163,773)	2,036,222	1,153,637	3,142,136

Realized gains (losses)	(118,370)	3,279,218	2,637,182	7,780,545
Unrealized appreciation (depreciation) during the period	(11,449,928)	(2,281,885)	(35,352,598)	3,804,000

Net increase (decrease) in assets from operations	(11,174,298)	1,722,524	(32,706,702)	11,817,380

Changes from principal transactions:
Transfer of net premiums	1,448,480	1,629,434	3,866,676	4,320,761
Transfer on terminations	(1,449,436)	(2,874,177)	(3,068,037)	(3,596,888)
Transfer on policy loans	(860,669)	(216,738)	(944,829)	(128,249)
Net interfund transfers	(1,225,434)	(2,678,273)	(623,322)	3,538,108

Net increase (decrease) in assets from principal transactions	(2,087,059)	(4,139,754)	(769,512)	4,133,732

Total increase (decrease) in assets	(13,261,357)	(2,417,230)	(33,476,214)	15,951,112

Assets, beginning of period	31,071,504	33,488,734	66,741,626	50,790,514

Assets, end of period	$17,810,147	$31,071,504	$33,265,412	$66,741,626

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

42

Sub-Account
U.S. Core Trust		U.S. Global Leaders Growth Trust		U.S. Government Securities Trust
Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$8,329	$23,079	$1,034	$3,335	$50,597	$80,983

8,329	23,079	1,034	3,335	50,597	80,983

256	149	598	387	2,438	1,694

8,073	22,930	436	2,948	48,159	79,289

6,161	92,290	36,386	—	—	—
(378,846)	77	(797,339)	3,385	(29,971)	(1,948)

(372,685)	92,367	(760,953)	3,385	(29,971)	(1,948)
85,622	(105,051)	1,455	(1,688)	(39,713)	(50,897)

(278,990)	10,246	(759,062)	4,645	(21,525)	26,444

95,426	155,400	21,272	24,347	89,566	71,570
(23,604)	(68,963)	(44,672)	(9,881)	(252,692)	(34,258)
(6)	(6)	—	—	—	—
(785,588)	(63,762)	499,853	(95,976)	256,936	880,598

(713,772)	22,669	476,453	(81,510)	93,810	917,910

(992,762)	32,915	(282,609)	(76,865)	72,285	944,354

992,762	959,847	282,609	359,474	1,229,034	284,680

—	$992,762	—	$282,609	$1,301,319	$1,229,034

43

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust		U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$616,388	$72,575	$150,761	$87,494

Total investment income	616,388	72,575	150,761	87,494
Expenses:
Mortality and expense risk	1,411	578	1,366	1,572

Net investment income (loss)	614,977	71,997	149,395	85,922

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(204,453)	3,131	(41,548)	148,517

Realized gains (losses)	(204,453)	3,131	(41,548)	148,517
Unrealized appreciation (depreciation) during the period	(3,131,670)	(56,463)	(2,734,589)	(207,248)

Net increase (decrease) in assets from operations	(2,721,146)	18,665	(2,626,742)	27,191

Changes from principal transactions:
Transfer of net premiums	237,961	36,065	101,871	52,082
Transfer on terminations	(283,275)	(267,508)	(81,938)	(292,598)
Transfer on policy loans	(107,668)	—	(8,617)	(50,410)
Net interfund transfers	14,416,633	441,332	536,149	4,304,954

Net increase (decrease) in assets from principal transactions	14,263,651	209,889	547,465	4,014,028

Total increase (decrease) in assets	11,542,505	228,554	(2,079,277)	4,041,219

Assets, beginning of period	696,121	467,567	6,538,499	2,497,280

Assets, end of period	$12,238,626	$696,121	$4,459,222	$6,538,499

See accompanying notes.

44

Sub-Account
Utilities Trust		Value Trust		Total
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$415,818	$237,134	$85,176	$77,969	$58,351,204	$104,518,121

415,818	237,134	85,176	77,969	58,351,204	104,518,121

11,029	7,772	3,056	2,629	3,197,041	3,833,420

404,789	229,362	82,120	75,340	55,154,163	100,684,701

333,684	3,104,295	190,737	1,687,795	44,215,195	236,622,129
(3,730,869)	668,316	(1,116,627)	(47,159)	(123,859,255)	86,697,118

(3,397,185)	3,772,611	(925,890)	1,640,636	(79,644,060)	323,319,247
(4,376,011)	(2,145,408)	(2,583,265)	(1,465,327)	(895,386,974)	(245,912,279)

(7,368,407)	1,856,565	(3,427,035)	250,649	(919,876,871)	178,091,669

711,778	421,672	796,026	480,033	195,602,447	232,245,566
(1,104,796)	(414,413)	(225,323)	(452,708)	(174,340,754)	(239,412,634)
41,354	(81,455)	(3,291)	(51,399)	(20,568,365)	(6,935,829)
(1,653,730)	12,792,737	2,110,191	2,897,265	(19,655,838)	9,394,259

(2,005,394)	12,718,541	2,677,603	2,873,191	(18,962,510)	(4,708,638)

(9,373,801)	14,575,106	(749,432)	3,123,840	(938,839,381)	173,383,031

19,062,851	4,487,745	6,051,525	2,927,685	2,943,485,198	2,770,102,167

$9,689,050	$19,062,851	$5,302,093	$6,051,525	$2,004,645,817	$2,943,485,198

45

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or “JHVLICO”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 73 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$2,004,645,817
Level 2	—
Level 3	—

$2,004,645,817

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625% of net assets, depending on the type of policy, (excluding policy loans and policies for which no mortality and expense risk is charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$54,321,241	$78,845,713
Active Bond Trust	5,708,151	13,996,500
All Cap Core Trust	5,545	13,163
All Cap Growth Trust	392,823	33,561
All Cap Value Trust	4,262,928	1,215,397
American Blue Chip Income and Growth Trust	543,044	342,070
American Bond Trust	841,251	324,309
American Growth Trust	12,955,209	7,029,943
American Growth-Income Trust	763,791	425,931
American International Trust	19,141,583	5,533,297
Blue Chip Growth Trust	10,585,938	16,762,853
Capital Appreciation Trust	10,052,439	11,794,918
Capital Appreciation Value Trust	27,526	585
Classic Value Trust	1,668,307	1,937,610
Core Bond Trust	3,473,688	2,541,822
Core Equity Trust	692,964	636,667
Dynamic Growth Trust	15,251	472,818
Emerging Growth Trust	252,137	1,108,018
Emerging Markets Value Trust	6,472,285	915,258
Emerging Small Company Trust	278,287	121,922
Equity-Income Trust	29,256,596	43,198,693
Financial Services Trust	895,431	500,864
Franklin Templeton Founding Allocation Trust	10,817	932
Fundamental Value Trust	3,834,748	2,339,927
Global Allocation Trust	3,190,600	366,767
Global Bond Trust	13,170,799	10,584,757
Global Real Estate Trust	321,219	45,142
Global Trust	796,625	945,620
Growth & Income Trust	1,612,700	86,788,289
Health Sciences Trust	3,918,091	3,500,916
High Yield Trust	5,183,429	5,700,179
Income & Value Trust	225,071	541,162

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Core Trust	$3,368,551	$798,247
International Equity Index Trust B	54,441,985	21,469,461
International Opportunities Trust	8,851,851	7,805,462
International Small Cap Trust	2,778,613	2,509,464
International Value Trust	3,932,007	3,642,166
Investment Quality Bond Trust	2,316,697	17,360,836
Large Cap Trust	600,698	414,682
Large Cap Value Trust	4,409,740	6,617,206
Lifestyle Aggressive Trust	4,022,355	2,789,893
Lifestyle Balanced Trust	53,430,610	6,155,140
Lifestyle Conservative Trust	1,983,202	591,962
Lifestyle Growth Trust	14,612,985	7,328,611
Lifestyle Moderate Trust	2,035,995	1,999,307
Managed Trust	2,476,348	42,865,949
Mid Cap Index Trust	9,932,335	3,822,101
Mid Cap Intersection Trust	15,348	2,710
Mid Cap Stock Trust	24,055,548	25,651,331
Mid Cap Value Trust	3,627,472	2,980,067
Mid Value Trust	7,433,117	24,526,208
Money Market Trust B	367,523,626	182,546,337
Natural Resources Trust	13,294,582	7,970,610
Optimized All Cap Trust	84,679,958	10,440,176
Optimized Value Trust	443,399	248,198
Overseas Equity Trust	9,275,063	10,749,008
Pacific Rim Trust	2,635,096	1,967,741
Quantitative Mid Cap Trust	60,948	316,522
Real Estate Securities Trust	15,518,990	16,545,389
Real Return Bond Trust	14,661,851	21,513,955
Science & Technology Trust	1,693,150	1,528,061
Short-Term Bond Trust	11,210,649	105,294,076
Small Cap Growth Trust	7,831,095	11,655,730
Small Cap Index Trust	3,270,252	2,150,400
Small Cap Opportunities Trust	433,905	204,697
Small Cap Trust	499,081	961,206
Small Cap Value Trust	15,564,697	30,783,197
Small Company Trust	517,258	758,656
Small Company Value Trust	3,934,403	2,513,059
Strategic Bond Trust	2,359,092	3,035,566
Strategic Income Trust	596,441	90,716
Total Bond Market Trust B	10,049,528	12,550,953
Total Return Trust	32,339,856	56,719,142
Total Stock Market Index Trust	4,406,696	6,054,351
U.S. Core Trust	196,471	896,008
U.S. Global Leaders Growth Trust	8,913,964	8,400,689
U.S. Government Securities Trust	747,754	605,785
U.S. High Yield Bond Trust	16,071,813	1,193,185
U.S. Large Cap Trust	902,304	205,444
Utilities Trust	18,449,021	19,715,941
Value Trust	4,616,858	1,666,397
All Asset Portfolio	20,045,222	9,616,803
Brandes International Equity Trust	47,496,552	40,792,768

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Business Opportunity Value Trust	$12,052,825	$5,464,255
CSI Equity Trust	2,211	4,450
Frontier Capital Appreciation Trust	14,840,085	13,590,692
Turner Core Growth Trust	24,687,758	23,965,011

	$1,171,018,425	$1,090,611,580

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manufile Financial Corporation, which can be terminated by either party upon two months’ notice. Under this agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04
Units, end of period (000’s)	20,463	21,981	21,785	22,550	22,008

Unit fair value $	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84
Assets, end of period $ (000’s)	315,740	537,290	506,217	453,995	422,233
Investment income ratio*	2.17%	2.94%	1.14%	0.45%	1.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 11.70%

(e)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,672	2,146	2,378	3,392	3,423

Unit fair value $	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05	16.95 to 41.17	18.99 to 40.14
Assets, end of period $ (000’s)	35,824	50,933	54,337	73,175	73,314
Investment income ratio*	5.19%	8.62%	2.88%	1.30%	3.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,423	684	675	507

Unit fair value $	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of period $ (000’s)	14,121	8,096	7,395	5,321
Investment income ratio*	6.21%	6.84%	5.15%	5.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.0	8%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4	5	5	15

Unit fair value $	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of period $ (000’s)	33	63	67	171
Investment income ratio*	1.78%	1.43%	1.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	61	32	33	5

Unit fair value $	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of period $ (000’s)	487	447	410	53
Investment income ratio*	0.42%	0.15%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	550	312	325	29

Unit fair value $	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of period $ (000’s)	5,347	4,271	4,093	319
Investment income ratio*	1.25%	1.88%	0.91%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	179	173	117	8

Unit fair value $	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of period $ (000’s)	1,495	2,283	1,519	90
Investment income ratio*	4.22%	3.06%	0.36%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, end of period (000’s)	221	194	25

Unit fair value $	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	2,189	2,131	274
Investment income ratio*	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,008	1,732	1,878	776

Unit fair value $	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of period $ (000’s)	16,441	25,432	24,649	9,287
Investment income ratio*	1.95%	1.18%	0.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	332	310	221	185

Unit fair value $	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of period $ (000’s)	2,692	4,074	2,779	2,030
Investment income ratio*	2.22%	2.03%	1.02%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,874	976	830	341

Unit fair value $	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of period $ (000’s)	18,951	17,112	12,189	4,225
Investment income ratio*	5.51%	2.41%	0.69%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4,206	4,372	4,525	4,906

Unit fair value $	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21	15.05 to 55.85
Assets, end of period $ (000’s)	61,013	114,906	104,836	101,886
Investment income ratio*	0.39%	0.80%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	4,419	4,795	4,688	4,493	4,601

Unit fair value $	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84	25.50 to 27.49	23.22 to 24.55
Assets, end of period $ (000’s)	96,474	173,897	157,312	118,830	109,760
Investment income ratio*	3.28%	2.04%	1.49%	1.43%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.47%	23.22% to 24.00%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,987	1,535	1,463	1,238	707

Unit fair value $	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.27 to 12.47
Assets, end of period $ (000’s)	20,983	24,734	22,358	16,627	8,807
Investment income ratio*	0.05%	0.71%	0.55%	0.67%	1.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	21.84% to 22.59%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,457	2,617	3,046	843

Unit fair value $	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43	12.10 to 12.15
Assets, end of period $ (000’s)	21,273	36,165	37,751	10,239
Investment income ratio*	0.50%	0.37%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%	20.95% to 21.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Capital Appreciation Value Trust
Year Ended Dec. 31/08 (x)

Units, end of period (000’s)	3

Unit fair value $	7.27
Assets, end of period $ (000’s)	20
Investment income ratio*	1.49%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	382	482	359	224

Unit fair value $	6.09 to 6.23	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of period $ (000’s)	2,376	5,509	4,695	2,522
Investment income ratio*	1.46%	2.09%	0.72%	2.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(45.89%) to (45.55%)	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	329	261	114	39

Unit fair value $	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48	10.06 to 10.10
Assets, end of period $ (000’s)	3,786	2,909	1,197	391
Investment income ratio*	5.45%	8.95%	2.20%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%	0.61% to 1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	184	192	253	114

Unit fair value $	5.16 to 5.28	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of period $ (000’s)	971	2,228	3,113	1,320
Investment income ratio*	13.80%	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(54.75%) to (54.46%)	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	12	12	12	12	10

Unit fair value $	12.60	18.48	17.01	14.43	13.76
Assets, end of period $ (000’s)	151	227	202	173	136
Investment income ratio*	1.05%	0.95%	0.81%	0.72%	0.97%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00% to 0.63%
Total return lowest to highest***	(31.79%)	8.61%	17.90%	4.90% to 6.73%	10.64%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	36	35	27

Unit fair value $	12.59 to 12.82	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of period $ (000’s)	—	508	454	310
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.79%) to (9.61%)	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Growth Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	103	180	22

Unit fair value $	6.94 to 7.09	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of period $ (000’s)	—	1,417	2,393	262
Investment income ratio*	0.42%	0.10%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.18%) to (48.90%)	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	978	336

Unit fair value $	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	5,637	4,030
Investment income ratio*	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	35	19	21	9

Unit fair value $	7.12 to 7.29	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of period $ (000’s)	253	248	243	104
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.58%) to (43.23%)	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,774	6,590	6,974	7,842

Unit fair value $	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of period $ (000’s)	109,191	194,992	199,726	188,954
Investment income ratio*	2.48%	2.94%	1.56%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	189	167	123	130

Unit fair value $	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of period $ (000’s)	1,406	2,250	1,877	1,533
Investment income ratio*	1.00%	1.56%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	1

Unit fair value $	6.79
Assets, end of period $ (000’s)	8
Investment income ratio*	8.35%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,748	1,754	1,796	1,770	2,618

Unit fair value $	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01	28.91 to 36.13	29.93 to 30.42
Assets, end of period $ (000’s)	40,217	69,656	64,001	54,635	69,531
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.33%

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	520	453	561	495

Unit fair value $	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of period $ (000’s)	4,158	5,959	7,114	5,484
Investment income ratio*	1.10%	1.66%	0.71%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,184	937	87	38

Unit fair value $	8.32 to 8.51	12.72 to 12.93	12.18 to 12.31	10.79 to 10.84
Assets, end of period $ (000’s)	10,076	12,118	1,071	415
Investment income ratio*	6.76%	9.05%	0.97%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.61%) to (34.21%)	4.41% to 5.06%	12.87% to 13.58%	7.94% to 8.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,606	1,504	1,344	1,493

Unit fair value $	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of period $ (000’s)	32,860	32,352	26,025	27,551
Investment income ratio*	0.58%	7.41%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%	(6.36%) to (5.97%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Global Real Estate Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	46

Unit fair value $	5.57
Assets, end of period $ (000’s)	254
Investment income ratio*	40.42%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(44.26%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	144	154	95	33

Unit fair value $	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of period $ (000’s)	1,193	2,115	1,286	367
Investment income ratio*	2.30%	2.24%	1.33%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (d)	Year Ended Dec. 31/04
Units, end of period (000’s)	—	3,362	3,822	6,032	6,351

Unit fair value $	27.12 to 75.32	29.65 to 82.20	18.41 to 78.98	16.34 to 70.07	23.63 to 64.29
Assets, end of period $ (000’s)	—	93,414	103,164	184,912	177,102
Investment income ratio*	0.51%	1.74%	0.68%	0.17%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.54%) to (8.36%)	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%

(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(i)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(d)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	368	397	406	397

Unit fair value $	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of period $ (000’s)	4,411	6,776	5,892	5,322
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,202	1,333	1,556	1,554

Unit fair value $	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of period $ (000’s)	10,820	17,063	19,526	17,692
Investment income ratio*	9.40%	12.67%	6.47%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	69	99	113	47

Unit fair value $	8.16 to 8.34	11.74 to 11.93	11.68 to 11.80	10.80 to 10.85
Assets, end of period $ (000’s)	570	1,181	1,329	509
Investment income ratio*	3.06%	4.24%	2.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.51%) to (30.07%)	0.50% to 1.12%	8.10% to 8.77%	8.04% to 8.49%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	872	720	696	50

Unit fair value $	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of period $ (000’s)	8,851	11,891	10,325	600
Investment income ratio*	5.72%	2.30%	0.62%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(h)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	6,401	5,181	4,427	3,842	3,335

Unit fair value $	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18	16.66 to 32.39	16.19 to 27.73
Assets, end of period $ (000’s)	102,439	156,150	110,564	79,958	57,936
Investment income ratio*	3.01%	5.13%	0.75%	1.11%	2.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	969	993	405	336

Unit fair value $	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of period $ (000’s)	8,853	18,343	6,233	4,175
Investment income ratio*	1.35%	2.56%	0.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	654	642	294	88

Unit fair value $	7.23 to 7.39	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of period $ (000’s)	4,820	10,078	4,192	983
Investment income ratio*	2.82%	3.18%	1.23%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(53.29%) to (53.00%)	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	725	788	1,166	328

Unit fair value $	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of period $ (000’s)	6,583	12,506	16,930	3,676
Investment income ratio*	3.81%	3.95%	1.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	482	1,998	2,227	12

Unit fair value $	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of period $ (000’s)	5,268	21,995	23,171	122
Investment income ratio*	2.72%	9.22%	0.29%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	76	65	28	7

Unit fair value $	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of period $ (000’s)	587	840	356	76
Investment income ratio*	1.30%	1.07%	0.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,096	1,275	926	1,956

Unit fair value $	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of period $ (000’s)	9,827	17,844	12,424	22,645
Investment income ratio*	1.57%	1.13%	0.66%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	586	620	366	47

Unit fair value $	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of period $ (000’s)	4,888	8,952	4,869	540
Investment income ratio*	1.67%	9.62%	4.07%	0.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

74

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,928	1,261	1,018	179

Unit fair value $	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of period $ (000’s)	53,175	16,569	12,569	1,959
Investment income ratio*	8.77%	7.41%	4.53%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	287	178	149	74

Unit fair value $	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21	10.30 to 10.34
Assets, end of period $ (000’s)	2,870	2,098	1,673	762
Investment income ratio*	5.18%	8.26%	4.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%	2.95% to 3.39%

(o)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

75

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	3,823	3,544	2,409	882

Unit fair value $	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of period $ (000’s)	33,172	48,519	30,723	9,888
Investment income ratio*	2.73%	7.61%	5.11%	0.12%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	111	117	70	31

Unit fair value $	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of period $ (000’s)	1,034	1,434	816	324
Investment income ratio*	3.92%	8.11%	4.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(n)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	—	1,734	1,902	5,131	5,206

Unit fair value $	19.01 to 45.11	24.27 to 57.27	18.30 to 56.17	17.03 to 52.26	21.97 to 50.88
Assets, end of period $ (000’s)	—	50,984	55,625	186,585	183,582
Investment income ratio*	0.59%	5.32%	1.97%	0.58%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.64%) to (21.22%)	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,251	823	1,265	390

Unit fair value $	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of period $ (000’s)	11,900	12,311	17,611	4,949
Investment income ratio*	1.32%	1.25%	0.52%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	4	3

Unit fair value $	5.35 to 5.40	9.27 to 9.31
Assets, end of period $ (000’s)	22	24
Investment income ratio*	0.23%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	(7.26%) to (6.87%)

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,426	1,499	1,916	2,533

Unit fair value $	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of period $ (000’s)	30,506	58,057	58,595	65,608
Investment income ratio*	0.00%	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

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9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	626	599	659	699

Unit fair value $	7.60 to 7.78	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of period $ (000’s)	4,847	7,620	8,336	7,885
Investment income ratio*	1.97%	1.15%	0.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.43%) to (39.05%)	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,877	2,823	2,812	3,113	4,412

Unit fair value $	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72
Assets, end of period $ (000’s)	26,216	60,378	59,849	55,106	72,854
Investment income ratio*	1.17%	2.23%	0.31%	0.05%	0.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.82%	17.99% to 18.74%

(f)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04
Units, end of period (000’s)	19,383	10,592	9,248	7,822	8,342

Unit fair value $	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40	13.37 to 20.56	14.5 to 14.96
Assets, end of period $ (000’s)	357,522	172,545	147,013	118,843	122,374
Investment income ratio*	1.96%	4.71%	4.62%	2.93%	1.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	0.46% to 1.08%

(g)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,299	1,071	840	413

Unit fair value $	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of period $ (000’s)	14,921	25,437	14,189	5,708
Investment income ratio*	0.70%	1.21%	0.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,689	22	18	4

Unit fair value $	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of period $ (000’s)	43,929	308	236	41
Investment income ratio*	1.32%	1.30%	2.87%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	158	148	28	6

Unit fair value $	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61	11.17 to 11.21
Assets, end of period $ (000’s)	1,197	1,912	379	72
Investment income ratio*	2.67%	2.26%	0.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%	11.68% to 12.14%

(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,075	3,414	4,030	4,748	5,450

Unit fair value $	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43
Assets, end of period $ (000’s)	36,716	70,615	74,331	73,154	70,912
Investment income ratio*	2.00%	2.34%	0.89%	0.53%	0.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%

(c)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	371	326	403	351

Unit fair value $	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of period $ (000’s)	3,405	4,999	5,664	4,450
Investment income ratio*	1.65%	1.77%	0.98%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

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9.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	22	37	57

Unit fair value $	11.37 to 11.59	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of period $ (000’s)	—	263	454	670
Investment income ratio*	0.06%	0.33%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.26%) to (3.07%)	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,452	1,522	1,757	1,698

Unit fair value $	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27	28.20 to 68.95
Assets, end of period $ (000’s)	35,570	63,096	89,306	63,709
Investment income ratio*	3.35%	2.67%	1.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	880	1,863	2,303	375

Unit fair value $	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of period $ (000’s)	8,685	20,481	22,847	3,733
Investment income ratio*	0.54%	7.03%	0.82%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	93	88	15	9

Unit fair value $	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of period $ (000’s)	729	1,248	184	105
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,709	7,634	9,504	3,721	4,118

Unit fair value $	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27
Assets, end of period $ (000’s)	24,454	134,030	163,391	62,020	66,797
Investment income ratio*	2.22%	9.59%	2.13%	1.62%	3.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	0.79% to 1.43%

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,103	3,326	3,777	4,950	4,547

Unit fair value $	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91
Assets, end of period $ (000’s)	35,288	62,782	62,682	72,227	56,765
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%

(a)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,550	1,486	1,761	1,123

Unit fair value $	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48	8.68 to 13.16
Assets, end of period $ (000’s)	12,171	17,562	20,451	11,399
Investment income ratio*	1.42%	1.63%	0.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	121	106	121	39

Unit fair value $	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of period $ (000’s)	832	1,251	1,558	454
Investment income ratio*	2.64%	1.99%	0.72%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	71	55	40

Unit fair value $	7.11 to 7.27	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of period $ (000’s)	—	880	674	455
Investment income ratio*	0.02%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.68%) to (41.37%)	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	3,523	4,249	4,317	4,842	4,024

Unit fair value $	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18
Assets, end of period $ (000’s)	60,239	98,890	105,213	99,882	76,499
Investment income ratio*	1.27%	1.01%	0.10%	0.15%	0.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.02%	24.59% to 25.37%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	73	131	129	40

Unit fair value $	6.11 to 6.25	10.82 to 11.00	11.64 to 11.76	11.08 to 11.13
Assets, end of period $ (000’s)	453	1,444	1,521	450
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.51%) to (43.16%)	(7.04%) to (6.46%)	5.00% to 5.66%	10.84% to 11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	309	254	234	209

Unit fair value $	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of period $ (000’s)	2,979	3,359	3,134	2,423
Investment income ratio*	0.76%	0.20%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	292	368	627	244

Unit fair value $	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of period $ (000’s)	2,683	4,035	6,880	2,509
Investment income ratio*	8.14%	8.48%	4.75%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	64	25	29	8

Unit fair value $	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of period $ (000’s)	663	283	306	87
Investment income ratio*	15.01%	2.06%	5.14%	5.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,495	2,774	2,694	3,178	3,392

Unit fair value $	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91
Assets, end of period $ (000’s)	44,368	46,641	42,252	47,871	50,018
Investment income ratio*	5.13%	10.07%	3.65%	1.59%	4.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	6,028	8,605	8,552	2,521

Unit fair value $	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of period $ (000’s)	76,496	105,376	96,448	27,673
Investment income ratio*	3.93%	7.79%	2.05%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

90

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,522	1,607	1,811	2,140

Unit fair value $	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25	11.58 to 40.10
Assets, end of period $ (000’s)	17,810	31,072	33,489	34,989
Investment income ratio*	1.67%	2.24%	1.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,234	2,272	2,114	2,164	1,887

Unit fair value $	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76	20.84 to 24.66	20.47 to 21.65
Assets, end of period $ (000’s)	33,265	66,742	50,791	48,149	36,736
Investment income ratio*	0.02%	0.41%	0.59%	0.47%	0.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.50% to 11.18%

91

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Core Trust
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	85	84	72

Unit fair value $	7.59 to 7.76	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of period $ (000’s)	—	993	960	755
Investment income ratio*	1.27%	2.34%	1.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(33.72%) to (33.37%)	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	25	32	2

Unit fair value $	11.38 to 11.60	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of period $ (000’s)	—	283	359	21
Investment income ratio*	0.04%	1.48%	0.00%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 0.73%	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

92

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	117	109	26	6

Unit fair value $	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of period $ (000’s)	1,301	1,229	285	59
Investment income ratio*	4.10%	9.21%	4.13%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,316	59	41	27

Unit fair value $	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42	10.37 to 10.42
Assets, end of period $ (000’s)	12,239	696	468	280
Investment income ratio*	12.28%	10.90%	5.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%	3.71% to 4.16%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

93

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	590	529	201	203

Unit fair value $	7.40 to 7.57	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of period $ (000’s)	4,459	6,538	2,497	2,275
Investment income ratio*	2.72%	1.20%	0.48%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.22%) to (38.85%)	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	817	989	297	171

Unit fair value $	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of period $ (000’s)	9,689	19,063	4,488	1,973
Investment income ratio*	2.69%	2.93%	1.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

94

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	597	403	211	109

Unit fair value $	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of period $ (000’s)	5,302	6,052	2,928	1,251
Investment income ratio*	1.28%	1.57%	0.39%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

95

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

96

Prospectus dated May 1, 2009

for interests in

Separate Account S

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION 98

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Franklin Templeton Founding Allocation	Optimized All Cap
Active Bond	Fundamental Value	Optimized Value
All Cap Core	Global	Overseas Equity
All Cap Growth	Global Allocation	Pacific Rim
All Cap Value	Global Bond	PIMCO VIT All Asset
Alpha Opportunities	Global Real Estate	Real Estate Securities
American Asset Allocation	Health Sciences	Real Return Bond
American Blue Chip Income and Growth	High Yield	Science & Technology
American Bond	International Core	Short-Term Bond
American Diversified Growth and Income	International Equity Index B	Small Cap Growth
American Fundamental Holdings	International Opportunities	Small Cap Index
American Global Diversification	International Small Cap	Small Cap Opportunities
American Growth	International Value	Small Cap Value
American Growth-Income	Investment Quality Bond	Small Company Value
American International	Large Cap	Strategic Bond
American New World	Large Cap Value	Strategic Income
Balanced	Lifestyle Aggressive	Total Bond Market B
Blue Chip Growth	Lifestyle Balanced	Total Return
Capital Appreciation	Lifestyle Conservative	Total Stock Market Index
Capital Appreciation Value	Lifestyle Growth	U.S. Government Securities
Core Allocation Plus	Lifestyle Moderate	U.S. High Yield Bond
Core Bond	Mid Cap Index	Utilities
Core Strategy	Mid Cap Intersection	Value
Disciplined Diversification	Mid Cap Stock	Brandes International Equity
Emerging Small Company	Mid Value	Business Opportunity Value
Equity-Income	Money Market B	Frontier Capital Appreciation
Financial Services	Natural Resources	Turner Core Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the

5

investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

6

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, we cannot assess a charge that is greater than the single charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value. We reserve the right to increase the premium tax and the DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0-3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in policy years 2-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy years 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. If premium received in policy year 1 is less than the Target, then premium received in policy year 2 will be treated as if received in policy year 1 until the sum of premiums received in policy years 1 and 2 equal the policy year 1 Target Premium. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$83.20 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.00164% of assets	.00% of assets
Maximum policy loan interest rate(6)	Accrues daily, payable annually	5.00%	5.00%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover two 25 year old female preferred non- tobacco underwriting risks. The “maximum” rate shown in the table is for a $100,000 policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	The second part of this charge is guaranteed not to exceed $200.

(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to any fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .00%, respectively.

(6)	5.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.00% for policy year 21 and thereafter (although we reserve the right to increase the rate after the twentieth policy year to as much as 4.50%). The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of premiums paid in the first two policy years until total charges equal 2% of year one’s Target Premiums
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Age 100 Waiver of Charges Rider(1)
Minimum charge	Monthly	$.10 per $1,000 of AAR
Maximum charge	Monthly	$2.00 per $1,000 of AAR
Charge for representative insured person	Monthly	$.10 per $1,000 of AAR
(1)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable rate. The rate varies by the attained age of the insured person. The “minimum” rate shown in the table is for an 80 year old because the charge is not deducted until the insured person reaches age 80. The “maximum” rate shown in the table is for a 99 year old. The “representative insured person” referred to in the table is an 80 year old.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Diversified Growth and Income, American Global Diversification, American Growth, American Growth and Income, American Blue Chip Income and Growth, American Bond, American New World, American Fundamental Holdings and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core[3]	0.77%	0.00%	0.05%	0.00%	0.82%
All Cap Growth[3]	0.85%	0.00%	0.10%	0.00%	0.95%
All Cap Value[3]	0.85%	0.00%	0.09%	0.00%	0.94%
Alpha Opportunities[3,4]	1.02%	0.00%	0.04%	0.00%	1.06%
American Asset Allocation[5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[5]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[5]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
American Fundamental Holdings[4,7]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[5]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[5]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[5]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[4,5,6]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[8]	0.84%	0.00%	0.07%	0.00%	0.91%
Blue Chip Growth[3,8]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Capital Appreciation Value[3,8,9]	0.95%	0.00%	0.15%	0.00%	1.10%
Core Allocation Plus[3,9]	0.92%	0.00%	0.22%	0.00%	1.14%
Core Bond[3,9]	0.64%	0.00%	0.07%	0.00%	0.71%
Core Strategy[10]	0.05%	0.00%	0.05%	0.52%	0.62%
Disciplined Diversification[3,11]	0.80%	0.00%	0.19%	0.00%	0.99%
Emerging Small Company[3]	0.97%	0.00%	0.08%	0.00%	1.05%
Equity-Income[3,8]	0.81%	0.00%	0.05%	0.00%	0.86%
Financial Services[3]	0.82%	0.00%	0.08%	0.00%	0.90%
Franklin Templeton Founding Allocation[12]	0.04%	0.00%	0.04%	0.83%	0.91%
Fundamental Value[3]	0.76%	0.00%	0.05%	0.00%	0.81%
Global[3,9,13,14]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3,9]	0.85%	0.00%	0.10%	0.05%	1.00%
Global Bond[3,9]	0.70%	0.00%	0.10%	0.00%	0.80%
Global Real Estate[3]	0.93%	0.00%	0.12%	0.00%	1.05%
Health Sciences[3,8,9]	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Core[3,9]	0.89%	0.00%	0.14%	0.00%	1.03%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
International Opportunities[3,9]	0.87%	0.00%	0.13%	0.00%	1.00%
International Small Cap[3,9]	0.94%	0.00%	0.16%	0.00%	1.10%
International Value[3,9,13]	0.81%	0.00%	0.14%	0.00%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.09%	0.00%	0.68%
Large Cap[3]	0.72%	0.00%	0.03%	0.00%	0.75%
Large Cap Value[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Lifestyle Aggressive	0.04%	0.00%	0.04%	0.86%	0.94%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Conservative	0.04%	0.00%	0.03%	0.71%	0.78%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Index[3,15]	0.47%	0.00%	0.03%	0.00%	0.50%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,8]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Optimized Value[3]	0.65%	0.00%	0.05%	0.00%	0.70%
Overseas Equity[3,9]	0.98%	0.00%	0.14%	0.00%	1.12%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Pacific Rim[3,9]	0.80%	0.00%	0.25%	0.00%	1.05%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	1.64%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[3,9,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science & Technology[3,8,9]	1.05%	0.00%	0.07%	0.00%	1.12%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Small Cap Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[3,13]	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[3]	1.06%	0.00%	0.06%	0.00%	1.12%
Small Company Value[3,8]	1.02%	0.00%	0.06%	0.00%	1.08%
Strategic Bond[3,9]	0.67%	0.00%	0.06%	0.00%	0.73%
Strategic Income[3]	0.69%	0.00%	0.08%	0.00%	0.77%
Total Bond Market B2, 18	0.47%	0.00%	0.05%	0.00%	0.52%
Total Return[3,17]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
U.S. Government Securities[3]	0.61%	0.00%	0.09%	0.00%	0.70%
U.S. High Yield Bond[3]	0.73%	0.00%	0.06%	0.00%	0.79%
Utilities[3,9]	0.83%	0.00%	0.10%	0.00%	0.93%
Value[3]	0.74%	0.00%	0.06%	0.00%	0.80%
Brandes International Equity[19]	0.67%	0.00%	0.24%	0.00%	0.91%
Business Opportunity Value[19]	0.63%	0.00%	0.25%	0.00%	0.88%
Frontier Capital Appreciation[19]	0.90%	0.00%	0.19%	0.00%	1.09%
Turner Core Growth[19]	0.45%	0.00%	0.25%	0.00%	0.70%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	Money Market B	0.29%
International Equity Index B	0.35%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among

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all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	Global Real Estate	1.05%	Pacific Rim	1.05%
All Cap Core	0.82%	Health Sciences	1.13%	Real Estate Securities	0.75%
All Cap Growth	0.95%	High Yield	0.72%	Real Return Bond	0.74%
All Cap Value	0.94%	International Core	1.03%	Science and Technology	1.12%
Alpha Opportunities	1.06%	International Opportunities	1.00%	Short Term Bond	0.66%
Blue Chip Growth	0.85%	International Small Cap	1.10%	Small Cap Growth	1.14%
Capital Appreciation	0.76%	International Value	0.93%	Small Cap Index	0.53%
Capital Appreciation Value	1.10%	Investment Quality Bond	0.68%	Small Cap Opportunities	1.06%
Core Allocation Plus	1.14%	Large Cap	0.75%	Small Cap Value	1.12%
Core Bond	0.71%	Large Cap Value	0.86%	Small Company Value	1.08%
Disciplined Diversification	0.70%	Mid Cap Index	0.50%	Strategic Bond	0.73%
Emerging Small Company	1.05%	Mid Cap Intersection	0.93%	Strategic Income	0.77%
Equity-Income	0.86%	Mid Cap Stock	0.89%	Total Return	0.75%
Financial Services	0.90%	Mid Value	1.08%	Total Stock Market Index	0.53%
Fundamental Value	0.81%	Natural Resources	1.08%	U.S. Government Securities	0.70%
Global	0.91%	Optimized All Cap	0.74%	U.S. High Yield Bond	0.79%
Global Allocation	1.00%	Optimized Value	0.70%	Utilities	0.93%
Global Bond	0.80%	Overseas Equity	1.12%	Value	0.80%

4For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

5Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

6The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

7The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

8T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

9 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

10The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.54%. For more information, please see the prospectus for the underlying portfolio.

11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the

12

ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.86%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.91%, 0.93% and 1.06%, respectively. For more information, please see the prospectus for the underlying portfolios.

14The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

15The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

16Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory, supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

18Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

19Until April 30, 2010, M Financial Investment Advisers, Inc., the adviser to the portfolio, has contractually agreed to reimburse the portfolio for any ordinary expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio’s annualized daily average net assets. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation and Turner Core Growth portfolios would be 0.91%, 0.88%, 1.09% and 0.70%, respectively. For more information, please refer to the prospectus for the underlying portfolios.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, American New World, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks and securities that are convertible into common stocks.
Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.
Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC

To seek to provide maximum capital appreciation through investment in common stock of U.S. companies with emphasis on stocks with capitalizations consistent with the capitalization of those companies found in the Russell 2500 Index.*

Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

  Wilshire 5000 Total Market Index — $1 million to $385 billion

  MSCI All Country World Ex US Index — $199 million to $176 billion

  MSCI EAFE Index — $199 million to $126 billion

  Russell 1000 Index — $41 million to $337.9 billion

  Russell 1000 Value Index — $41 million to $337.9 billion

  Russell 2000 Index — $3.2 million to $3.7 billion

  Russell 2500 Index — $167 million to $6.8 billion (as of May 30, 2008)

  Russell 3000 Index — $3 million to $337.9 billion

  Russell MidCap Index — $41 million to $13.8 billion

  Russell MidCap Value Index — $41 million to $13.8 billion

  S&P 500 Index — $224 million to $337.9 billion

  S&P MidCap 400 Index — $42 million to $4.6 billion

  S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the

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investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in

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Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.
We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2008, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $50.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium

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payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

•	any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and

•

on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance of a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature

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may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional “Age 100 Waiver of Charges Rider,” if elected at the time of application for the policy and if still in effect at the time of that policy anniversary, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

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Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

•	We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

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Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured

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persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $1,000,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

•	Total Sum Insured decreases

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

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•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

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Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

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Transfers out of the fixed investment options are currently subject to the following restrictions:

•	You can only make one transfer out of either fixed investment option in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

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The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

•

The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrenders and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and

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reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is determined as follows:

•	We first determine the account value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

•	We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5.00% in the first 20 policy years and 4.00% thereafter. However, we reserve the right to increase the percentage after the 20th policy year to as much as 4.50%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

•

Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

•

Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

•

Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of year one’s Target Premium.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

•

Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

•

M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment option. The current charge is at an effective annual rate of .00% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

•

Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.

•

Age 100 Waiver of Charges Rider charge- A monthly charge if this rider is elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on the

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younger insured person’s age. The rate is derived from an actuarial table. The table in your policy will show the rates. This charge will not be made until the policy anniversary nearest the 80th birthday of the younger insured person (whether or not such insured person is then alive).

•

Optional benefits charge - Monthly charges for optional insurance benefits (other than the Enhanced Cash Value Rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

•

Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature

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of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

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Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

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Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

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Age 100 Waiver of Charges Rider - At the time of policy issue, you may elect a rider that will allow for the policy to stop deducting any monthly charges beginning on the policy anniversary nearest the 100th birthday of the younger insured (whether or not such insured person is then alive), if the policy and the rider are still in effect at that time. We

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will also stop accepting any premium payments, the death benefit option in effect at that time will cease to apply and we will automatically set the amount of any Additional Sum Insured equal to zero. The death benefit thereafter will be equal to the greater of (a) the Basic Sum Insured plus a portion of the account value on the date of death when the last insured person dies and (b) the account value on the date of death when the last insured person dies. In (a) above, the portion of the account value added to the Basic Sum Insured will be the lesser of the account value on the date of death when the last insured person dies and the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive).

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state

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insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

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Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of

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allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

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You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 102% of the premium paid up to the first tier, 20.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 10.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 9.0% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of all premiums paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions

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relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may

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be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

46

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

47

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

48

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products P.O. Box 192 Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-4702

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 33-64366

Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION 98

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Separate Account S (the “Account”), a separate account established by JHVLICO under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: policy year 1, 102% of the premium paid up to the first tier, 20.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 10.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 9.0% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of all premiums paid.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 16, 2009

F-2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
	(in millions)
Assets
Investments
Fixed maturities:
Available for sale—at fair value (cost: 2008—$5,049; 2007—$4,971)	$4,626	$4,968
Equity securities:
Available-for-sale—at fair value (cost: 2008—$1; 2007—$2)	1	4
Mortgage loans on real estate	993	1,032
Investment real estate	255	258
Policy loans	510	465
Other invested assets	251	208

Total Investments	6,636	6,935

Cash and cash equivalents	434	185
Accrued investment income	78	73
Goodwill	411	411
Value of business acquired	1,439	1,276
Deferred policy acquisition costs	662	545
Amounts due from affiliates	2	121
Intangible assets	207	211
Reinsurance recoverable	571	483
Other assets	18	5
Separate account assets	7,029	7,949

Total Assets	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2008	2007
	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$7,083	$6,924
Policyholders’ funds	86	50
Unearned revenue	244	104
Unpaid claims and claim expense reserves	63	38
Policyholder dividends	2	2
Amounts due to affiliates	99	179
Current income tax payable	—	84
Deferred income tax liability	520	463
Other liabilities	330	280
Separate account liabilities	7,029	7,949

Total Liabilities	15,456	16,073

Commitments and Legal Proceedings (Note 7)

Shareholder’s Equity
Common stock ($50.00 par value; 50,000 shares authorized, issued, and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	2,016	2,017
Retained earnings	137	97
Accumulated other comprehensive (loss) income	(124)	5

Total Shareholder’s Equity	2,031	2,121

Total Liabilities and Shareholder’s Equity	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2008	2007	2006
	(in millions)
Revenues
Premiums	$72	$59	$71
Fee income	153	345	263
Net investment income	333	368	358
Net realized investment and other gains (losses)	(72)	4	(6)

Total revenues	486	776	686

Benefits and expenses
Benefits to policyholders	251	349	257
Policyholder dividends	19	22	20
Amortization of deferred policy acquisition costs and value of business acquired	8	59	76
Other operating costs and expenses	76	76	121

Total benefits and expenses	354	506	474

Income before income taxes	132	270	212

Income taxes	67	92	71

Net income	$65	$178	$141

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006	$2	$2,017	$38	$(13)	$2,044	50
Comprehensive income:
Net income			141		141
Other comprehensive income, net of tax:
Net unrealized investment gains				7	7
Cash flow hedges				1	1

Comprehensive income					149

Dividends paid to Parent			(95)		(95)

Balance at December 31, 2006	$2	$2,017	$84	$(5)	$2,098	50

Comprehensive income:
Net income			178		178
Other comprehensive income, net of tax:
Net unrealized investment gains				10	10

Comprehensive income					188

Adoption of FSP No. FAS13-2			(15)		(15)
Dividends paid to Parent			(150)		(150)

Balance at December 31, 2007	$2	$2,017	$97	$5	$2,121	50

Comprehensive income:
Net income			65		65
Other comprehensive income, net of tax:
Net unrealized investment losses				(130)	(130)
Cash flow hedges				1	1

Comprehensive loss					(64)

Dividends paid to Parent			(25)		(25)
Transfer of invested assets from affiliate		(1)			(1)

Balance at December 31, 2008	$2	$2,016	$137	$(124)	$2,031	50

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31
	2008	2007	2006
	(in millions)
Cash flows from operating activities:
Net income	$65	$178	$141
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net—fixed maturities	21	26	38
Net realized investment and other (gains) losses	72	(4)	6
Amortization of deferred policy acquisition costs	18	39	51
Amortization of value of business acquired	(10)	20	25
Capitalization of deferred policy acquisition costs	(76)	(85)	(198)
Depreciation and amortization	8	9	6
(Increase) decrease in accrued investment income	(5)	(6)	4
Decrease in other assets and other liabilities, net	170	10	86
Increase in policyholder liabilities and accruals, net	25	110	141
Increase in deferred income taxes	127	16	47

Net cash provided by operating activities	415	313	347

Cash flows from investing activities:
Sales of:
Fixed maturities	274	463	865
Equity securities	—	149	6
Real estate	1	—	—
Other invested assets	45	39	224
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	259	144	98
Mortgage loans on real estate	150	202	169
Purchases of:
Fixed maturities	(698)	(1,001)	(1,410)
Equity securities	—	(4)	(111)
Real estate	(2)	(1)	(100)
Other invested assets	(95)	(54)	(83)
Mortgage loans on real estate issued	(104)	(181)	(94)
FSP No. FAS 13-2 transition adjustment	—	(15)	—
Other, net	(80)	3	(18)

Net cash used in investing activities	$(250)	$(256)	$(454)

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2008	2007	2006
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(25)	$(150)	$(95)
Universal life and investment-type contracts deposits	312	366	769
Universal life and investment-type contract maturities and withdrawals	(286)	(382)	(778)
Net transfers from separate accounts to policyholders’ funds	83	29	247

Net cash provided by (used in) financing activities	84	(137)	143

Net increase (decrease) in cash and cash equivalents	249	(80)	36
Cash and cash equivalents at beginning of year	185	265	229

Cash and cash equivalents at end of year	$434	$185	$265

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Variable Life Insurance Company (“JHVLICO” or the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (“JHLICO”). JHLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), which is an indirect, wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to customers located primarily in the United States. These products, including individual life insurance and fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company is licensed in all states except New York.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, John Hancock Life & Health Insurance Company (formerly known as Manulife Insurance Company). Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated.

On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The accompanying consolidated financial statements include purchase accounting adjustments related to the acquisition.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities other than leveraged leases as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts is included in net investment income. Impairments in value deemed to be other than temporary are reported as a component of net realized and other gains (losses).

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at the lease’s expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

F-9

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to Separate Accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

F-10

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004, MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of the Company’s identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name and distribution networks recognized at the acquisition date. Brand name is not subject to amortization. Distribution networks are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and brand name for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs. DAC are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

F-11

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC and unearned revenue amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Income reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 3% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, and 28%, 29%, and 24% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

F-12

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds for universal life and investment-type products are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends are approved annually by the Company’s Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the proper level of statutory surplus to be retained by the Company.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the FASB issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (ABS), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available for sale and generally have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other than temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s financial statements.

F-13

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheet or Consolidated Statements of Income.

Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels (“Level 1, 2 and 3”) with the most observable input level being Level 1. The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

In February 2008, the FASB issued FSP SFAS No. 157-2 which delayed the effective date of SFAS No. 157 to the Company’s fiscal years beginning January 1, 2009 for nonfinancial assets and liabilities which are not fair valued on a recurring basis. As a result of the issuance of FSP SFAS No. 157-2, the Company did not apply the provisions of SFAS No. 157 to nonfinancial assets and liabilities during 2008. Expiration of FSP SFAS No. 157-2’s deferral on January 1, 2009 did not result in any impact to the Company’s financial statements.

In October 2008, the FASB issued FSP SFAS No. 157-3 which provides additional guidance on determining fair values of illiquid securities. This FSP was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. The Company determined that the provisions of FSP SFAS No. 157-3 did not impact the assessment of fair values of any of its financial assets or liabilities.

Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”)

In February 2007, the FASB issued SFAS No. 159 to provide companies with the opportunity to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on an instrument-by-instrument basis.

On January 1, 2008, the Company adopted SFAS No. 159 but did not elect the fair value option for any of its financial assets or liabilities. Accordingly, the adoption of this standard did not have any impact on the Company’s financial position or results of operations.

F-14

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interest be included in shareholder equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s financial statements in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively.

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $3 million and $0 million, respectively.

FASB Staff Position SFAS No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (“FSP No. SFAS 13-2”)

In September 2006, the FASB issued FSP No. SFAS 13-2 which requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP SFAS No. 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. SFAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15 million net of tax.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

F-15

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Consolidated Balance Sheet at December 31, 2007 or Consolidated Statement of Income for the year ended December 31, 2007.

AICPA Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no impact to the Company’s Consolidated Balance Sheet or Consolidated Statement of Income.

F-16

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,947	$41	$378	$3,610
Asset-backed and mortgage-backed securities	727	2	108	621
Obligations of states and political subdivisions	10	—	—	10
U.S. Treasury securities and obligations of U.S. government corporations and agencies	138	20	—	158
Other fixed maturities(1)	227	—	—	227

Total fixed maturities available-for-sale at fair value	5,049	63	486	4,626
Equity securities available for sale	1	—	—	1

Total fixed maturities and equity securities	$5,050	$63	$486	$4,627

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,898	$45	$45	$3,898
Asset-backed and mortgage-backed securities	811	6	10	807
Obligations of states and political subdivisions	9	—	—	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	22	1	—	23
Other fixed maturities(1)	231	—	—	231

Total fixed maturities available-for-sale at fair value	4,971	52	55	4,968
Equity securities available for sale	2	2	—	4

Total fixed maturities and equity securities	$4,973	$54	$55	$4,972

(1)

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Fixed maturities available-for-sale:
Due in one year or less	$250	$247
Due after one year through five years	1,805	1,718
Due after five years through ten years	1,192	1,058
Due after ten years	848	755

	4,095	3,778
Asset-backed and mortgage-backed securities	727	621

Total	$4,822	$4,399

F-17

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

F-18

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities Available-For-Sale—By Investment Age

	Year ended December 31, 2008
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$2,072	$279	$535	$99	$2,607	$378
Asset-backed and mortgage-backed securities	318	49	234	59	552	108

Total fixed maturity securities available-for-sale	$2,390	$328	$769	$158	$3,159	$486

	Year ended December 31, 2007
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$600	$14	$1,056	$31	$1,656	$45
Asset-backed and mortgage-backed securities	90	2	311	8	401	10

Total fixed maturity securities available-for-sale	$690	$16	$1,367	$39	$2,057	$55

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $80 million at December 31, 2008 from $7 million at December 31, 2007 primarily due to interest rate changes.

At December 31, 2008 and 2007, there were 1,107 and 839 fixed maturity securities with an aggregate gross unrealized loss of $486 million and $55 million, respectively, of which the single largest unrealized loss was $10 million and $2 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

The Company had no unrealized losses on equity securities available-for-sale at December 31, 2008 and December 31, 2007, respectively.

Available-for-sale securities with amortized cost of $4 million were non-income producing for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

F-19

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $22 million and $18 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$159	East North Central	$95
Industrial	132	East South Central	52
Office buildings	173	Middle Atlantic	115
Retail	282	Mountain	62
Mixed use	19	New England	77
Agricultural	57	Pacific	280
Agri Business	113	South Atlantic	194
Other	62	West North Central	20
		West South Central	102

Allowance for losses	(4)	Allowance for losses	(4)

Total	$993	Total	$993

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2008	$2	$3	$1	$4

Year ended December 31, 2007	3	1	2	2

Year ended December 31, 2006	4	1	2	3

Mortgage loans with carrying value of $2 million were non-income producing for the year ended December 31, 2008. At December 31, 2008, mortgage loans with carrying value of $1 million were delinquent by less than 90 days and $2 million were delinquent by 90 days or more.

F-20

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2008	2007
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$6	$3
Provision for losses	(4)	(2)

Net impaired mortgage loans on real estate	$2	$1

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Average recorded investment in impaired loans	$4	$5	$10
Interest income recognized on impaired loans	—	—	—

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007. Depreciation expense on investment real estate was $5 million, $5 million, and $3 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $16 million and $11 million at December 31, 2008 and 2007, respectively.

F-21

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2008	2007	2006
	(in millions)
Net investment income
Fixed maturities	$271	$277	$265
Equity securities	—	—	5
Mortgage loans on real estate	59	58	60
Investment real estate	7	12	11
Policy loans	24	23	20
Short-term investments	12	19	8
Other	(23)	(6)	4

Gross investment income	350	383	373

Less investment expenses	17	15	15

Net investment income	$333	$368	$358

Net realized investment and other gains (losses)
Fixed maturities	$(108)	$(6)	$1
Equity securities	—	17	1
Mortgage loans on real estate	(1)	(1)	4
Derivatives and other invested assets	37	(6)	(12)

Net realized investment and other gains (losses)	$(72)	$4	$(6)

Gross gains were realized on the sale of available-for-sale securities of $13 million, $25 million, and $20 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $0 million, $3 million, and $15 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $116 million, $20 million, and $9 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Income.

Note 3 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-22

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net gains of $3 million, net loss of $5 million, and net gains of $2 million, respectively, related to the ineffective portion of its fair value hedges and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any gains or losses related to the ineffective portion of cash flow hedges. For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2008, 2007 and 2006, the Company had no gains or losses reclassified from accumulated other comprehensive income to net income. It is anticipated that no gains or losses will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 7.5 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008, 2007 and 2006, net gains (net of tax) of $1 million, $0 million and $1 million, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2008, 2007 and 2006, net losses of $29 million, $8 million and $4 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts and fixed maturities.

F-23

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

Outstanding derivative instruments were as follows:

	December 31,
	2008			2007
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$181	$5	$5	$221	$2	$2
Interest rate cap agreements	—	—	—	150	—	—
Cross currency rate swap agreements	4	—	—	—	—	—
Credit default swaps	1	—	—	—	—	—
Embedded derivatives - fixed maturities	—	—	—	1	—	—
Embedded derivatives - reinsurance	—	34	34	—	—	—

Total Assets	$186	$39	$39	$372	$2	$2

Liabilities:
Derivatives:
Interest rate swap agreements	$924	$132	$132	$1,022	$42	$42
Cross currency rate swap agreements	10	1	1	24	5	5
Credit default swaps	—	—	—	8	—	—
Embedded derivatives - fixed maturities	15	1	1	10	—	—
Embedded derivatives - reinsurance	—	—	—	—	25	25
Foreign exchange forward agreements	—	—	—	1	—	—

Total Liabilities	$949	$134	$134	$1,065	$72	$72

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with credit worthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had not accepted any collateral and pledged collateral of $107 million and $0 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

Note 4 — Income Taxes

JHVLICO and its subsidiaries join with JHLICO and other affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

F-24

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Current taxes:
Federal	$(45)	$76	$24
Foreign	—	—	—

Total	(45)	76	24

Deferred taxes:
Federal	112	16	47
Foreign	—	—	—

Total	112	16	47

Total income tax expense	$67	$92	$71

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Tax at 35%	$46	$95	$74
Add (deduct):
Prior year taxes	26 (1)	(2)	3
Tax credits	(3)	(3)	(3)
Tax-exempt investment income	(5)	(5)	—
Lease income	—	4	—
Unrecognized tax benefits	3	4	—
Other	—	(1)	(3)

Total income tax expense	$67	$92	$71

(1)	During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in a $28 million increase in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This increase is included in the prior year taxes adjustment line above.

F-25

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2008	2007
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$103	$153
Other comprehensive income	67	—
Federal interest deficiency	17	12
Dividends payable to policyholders	1	1
Other	7	69

Total deferred tax assets	195	235

Deferred tax liabilities:
Securities and other investments	33	112
Deferred policy acquisition costs	104	62
Value of business acquired	576	519
Lease income	2	2
Other comprehensive income	—	3

Total deferred tax liabilities	715	698

Net deferred tax liabilities	$(520)	$(463)

At December 31, 2008 and 2007, respectively; the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $27 million and $18 million in 2008 and 2007, respectively, and received an income tax refund of $21 million in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

The Internal Revenue Service (“IRS”) completed its examinations for years 1996 through 1998 on September 30, 2003 and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. On June 23, 2008 the Company and the IRS Appeals Division agreed to a compromise settlement on several issues that arose in the 1996 through 1998 examination and on December 17, 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. On March 16, 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS commenced an examination of the Company’s income tax returns for the years 2002 through 2004 in the first quarter of 2007. It is anticipated that the audit will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

F-26

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$106	$95
Additions based on tax positions related to the current year	17	15
Reductions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	24	—
Reductions for tax positions of prior years	(3)	(4)

Balance, end of year	$144	$106

Included in the balance as of December 31, 2008 and December 31, 2007 are $20 million and $18 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008 and December 31, 2007 are $124 million and $88 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $17 million, $10 million, and $10 million in interest expense, respectively. The Company had approximately $50 million and $34 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Company, Ltd. (“JHRECO”), an affiliated company. This agreement was amended and restated on April 1, 2007 in order to clarify the wording. The Company entered into this agreement to facilitate its capital management process. The risks reinsured under this agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance policies. The Company recorded a reinsurance recoverable from JHRECO of $28 million and $20 million at December 31, 2008 and 2007, respectively, which is included with other reinsurance recoverables on the Consolidated Balance Sheets. There were no premiums ceded to JHRECO during the years ended December 31, 2008, 2007, and 2006, respectively.

The Company has a modified coinsurance agreement with JHLICO to reinsure 50% of its post 1993 issues of certain flexible premium variable life insurance and scheduled premium variable life insurance policies. The agreement increased the Company’s income before income taxes by $6 million, $5 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

F-27

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Service Agreements

JHLICO provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. JHLICO annually determines a fee (the “parent company service fee”) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operation. The parent company service fee is included in deferred policy acquisition costs on the Company’s Consolidated Balance Sheets and as an investment expense in net investment income and in other operating costs and expenses in the Consolidated Statements of Income. As of December 31, 2008 and 2007, respectively, there were accrued payables from the Company to JHLICO of $11 million and $12 million related to these services. Costs incurred were $42 million, $52 million, and $80 million for the years ended December 31, 2008, 2007, and 2006, respectively. JHLICO has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1 million.

JHLICO allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $8 million, $11 million, and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

On September 2, 2008, the Company purchased a $60 million funding agreement from John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), an affiliate.

The Company participates in a liquidity pool operated by an affiliate, JHUSA, in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements as amended November 13, 2007. The Company had $387 million and $120 million invested in this pool at December 31, 2008 and 2007, respectively.

At December 31, 2008 and 2007, the Company had a $250 million line of credit with JHFS. At December 31, 2008 and 2007, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the Securities and Exchange Commission (“SEC”). The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to the fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, MFC provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS continued to guarantee MVAs that were outstanding before June 29, 2005; however, did not guarantee MVAs issued on or after June 29, 2005. JHFS and MFC are jointly and severally liable under such guarantees.

MFC’s guarantee of the MVAs is an unsecured obligation of MFC and is subordinated in the right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the MVAs. Following May, 2005, JHFS ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and MFC began reporting condensed consolidating financial information regarding the Company in MFC’s quarterly and annual reports.

F-28

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,
	2008		2007		2006
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$149	$149	$157	$157	$163	$163

Assumed	1	1	1	1	1	1

Ceded	(78)	(78)	(99)	(99)	(93)	(93)

Net life premiums	$72	$72	$59	$59	$71	$71

At December 31, 2008, 2007, and 2006, benefits to policyholders under life ceded reinsurance contracts were $57 million, $45 million, and $34 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 — Commitments, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $13 million and $1 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

Contingencies. The Company is an investor in leveraged leases and previously established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the year ended December 31, 2008, the Company increased this provision by $18 million (after tax). The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $29 million at December 31, 2008.

Legal Proceedings. The Company is, primarily through its parent, JHLICO, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

F-29

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHLICO, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2006	$(12)	$(1)	$(13)
Gross unrealized investment gains (net of deferred income tax expense of $4 million)	8	—	8
Reclassification adjustment for gains realized in net income (net of income tax expense of $2 million)	(4)	—	(4)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2 million)	3	—	3

Net unrealized investment gains	7	—	7
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $0 million)	—	1	1

Balance at December 31, 2006	$(5)	$—	$(5)

Gross unrealized investment gains (net of deferred income tax expense of $14 million)	27	—	27
Reclassification adjustment for gains realized in net income (net of income tax expense of $8 million)	(14)	—	(14)
Adjustment for deferred policy acquisition costs (net of deferred income tax benefit of $1 million)	(3)	—	(3)

Net unrealized investment gains	10	—	10

Balance at December 31, 2007	$5	$—	$5

F-30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2008	$5	$—	$5
Gross unrealized investment losses (net of deferred income tax benefit of $141 million)	(263)	—	(263)
Reclassification adjustment for gains realized in net income (net of income tax expense of $5 million)	(8)	—	(8)
Adjustment for deferred policy acquisition costs, value of business acquired and reserves (net of deferred income tax expense of $76 million)	141	—	141

Net unrealized investment losses	(130)	—	(130)
Net gains on the effective portion of the change in fair value of cash flow hedges, (net of deferred income tax expense of $1 million)	—	1	1

Balance at December 31, 2008	$(125)	$1	$(124)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2008	2007	2006
	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$(423)	$(3)	$(33)
Equity investments	—	2	13
Other investments	5	—	—

Total	(418)	(1)	(20)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, value of business acquired and reserves	226	9	13
Deferred income taxes	67	(3)	2

Total	293	6	15

Net unrealized investment gains (losses)	$(125)	$5	$(5)

Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is the Commonwealth of Massachusetts. The Company’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus.

The Company’s statutory net income for the years ended December 31, 2008, 2007, and 2006 was $43 million (unaudited), $169 million, and $105 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $545 million (unaudited) and $605 million, respectively.

F-31

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner of Insurance (“the Commissioner”). Massachusetts law also limits the dividends an insurer may pay without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31, if such insurer is a life company.

Note 9 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers, and (3) Corporate and Other.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual annuities consisting of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate and Other Segment. Primarily consists of the Company’s corporate operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

F-32

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2008
Revenues from external customers	$212	$13	$—	$225
Net investment income	322	10	1	333
Net realized investment and other losses	(69)	(3)	—	(72)

Revenues	$465	$20	$1	$486

Net income (loss)	$79	$(11)	$(3)	$65

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$11	$—	$—	$11
Carrying value of investments accounted for under the equity method	164	7	—	171
Amortization of deferred policy acquisition costs and value of business acquired	(8)	16	—	8
Income taxes	76	(9)	—	67
Segment assets	$15,164	$2,323	$—	$17,487

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2007
Revenues from external customers	$385	$19	$—	$404
Net investment income	359	12	(3)	368
Net realized investment and other gains (losses)	7	—	(3)	4

Revenues	$751	$31	$(6)	$776

Net income (loss)	$179	$8	$(9)	$178

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10	$—	$—	$10
Carrying value of investments accounted for under the equity method	145	6	—	151
Amortization of deferred policy acquisition costs and value of business acquired	51	8	—	59
Income taxes	91	—	1	92
Segment assets	$17,236	$920	$38	$18,194

F-33

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2006
Revenues from external customers	$312	$22	$—	$334
Net investment income	348	10	—	358
Net realized investment and other losses	(6)	—	—	(6)

Revenues	$654	$32	$—	$686

Net income (loss)	$142	$—	$(1)	$141

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$13	$—	$—	$13
Carrying value of investments accounted for under the equity method	139	7	—	146
Amortization of deferred policy acquisition costs and value of business acquired	67	9	—	76
Income taxes	71	—	—	71

The Company operates primarily in the United States and has no reportable major customers.

F-34

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$4,399	$4,737	$4,737
Equity securities:
Available-for-sale	1	1	4	4
Mortgage loans on real estate	993	962	1,032	1,016
Policy loans	510	510	465	465
Cash and cash equivalents	434	434	185	185
Derivatives:
Interest rate swap agreements	5	5	2	2
Embedded derivatives- reinsurance	34	34	—	—
Separate account assets	7,029	7,029	7,949	7,949

Liabilities:
Fixed rate deferred and immediate annuities	140	136	156	148
Derivatives:
Interest rate swap agreements	132	132	42	42
Cross currency rate swap agreements	1	1	5	5
Embedded derivatives- fixed maturities	1	1	—	—
Embedded derivatives- reinsurance	—	—	25	25

(1)	Fixed maturities excludes leveraged leases of $227 million and $231 million at December 31, 2008 and 2007, respectively, which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-35

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Included in the Level 1 category are publicly traded equities and some separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, and cross currency swaps and certain separate account assets.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securities that have little or no price transparency.

F-36

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), the Company holds assets and liabilities classified as embedded derivatives in the consolidated balance sheet. The fair value of embedded derivatives primarily relate to reinsurance agreements is determined based on a total return swap methodology. These total return swaps presented within other liabilities on the balance sheet representing the difference between the statutory book value and fair value of the modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position (“SOP”) No. 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts

F-37

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, derivatives, limited partnerships, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of investments in limited partnerships.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008:

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$—	$4,066	$333
Equity securities:
Available-for-sale	1	1	—	—
Derivative assets (2)	5	—	5	—
Embedded derivatives (3)	34	—	34	—
Separate account assets (4)	7,029	6,454	512	63

Total assets at fair value	$11,468	$6,455	$4,617	$396

Liabilities:
Derivative liabilities (3)	133	—	133	—
Embedded derivatives	1	—	—	1

Total liabilities at fair value	$134	$—	$133	$1

(1)	Fixed maturities excludes leveraged leases of $227 million which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.
(2)	Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities in the consolidated balance sheet. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives are presented within fixed maturities and other liabilities in the consolidated balance sheet.
(4)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP No. 03-1.

F-38

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Equity Securities		Net Embedded Derivatives		Separate Account Assets (6)
	(in millions)
Beginning Balance: January 1, 2008	$446		$1		$—		$69
Net realized/unrealized gains (losses) included in:
Net income	(52	)(2)	1	(4)	(1	)(5)	(9)
Other comprehensive income	(77	)(3)	—		—		—

Purchases, issuances, (sales) and (settlements), net	1		(2)		—		3

Transfers in and/or (out) of Level 3, net (1)	15		—		—		—

Balance as of December 31, 2008	$333		$—		$(1)		$63

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets still held at December 31, 2008	$—		$—		$—		$—

(1)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)	This amount is included in net realized investments and other gains on the statement of operations.
(3)	This amount is included in accumulated other comprehensive (loss) on the balance sheet.
(4)	This amount is included in net realized investment and other gains (losses) on the statement of income and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2008. All gains and (losses) related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the statement of operations. All gains and (losses) on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure as it is impracticable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

F-39

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Total
Balance at January 1, 2008	$369	$42	$411

Balance at December 31, 2008	$369	$42	$411

Balance at January 1, 2007	$369	$42	$411

Balance at December 31, 2007	$369	$42	$411

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2008		2007
	(in millions)
Balance, beginning of year	$1,276		$1,299
Amortization	10	(1)	(20)
Change in unrealized investment gains (losses)	153		(3)

Balance, end of year	$1,439		$1,276

(1)	In 2008, VOBA amortization includes significant unlocking due to the impact of lower estimated gross profit arising from lower interest spreads. This unlocking contributed to the overall negative amortization during the year.

The following table provides estimated future amortization net of tax for the periods indicated:

VOBA Amortization
(in millions)
2009	$32
2010	26
2011	29
2012	30
2013	30

F-40

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount
	(in millions)
December 31, 2008
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(12)	122

Total	$219	$(12)	$207

December 31, 2007
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(8)	126

Total	$219	$(8)	$211

Amortization expense (net of tax) for other intangible assets were $2 million for the years ended December 31, 2008, 2007, and 2006. Amortization expense for other intangible assets is expected to be approximately $2 million in 2009, $2 million in 2010, $2 million in 2011, $3 million in 2012, and $3 million in 2013.

Note 12 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

F-41

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2008	2007
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$4,572	$6,438
Net amount at risk related to deposits	456	51
Average attained age of contract holders	47	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death and income benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-42

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2008	2007
	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$118	$209
Net amount at risk	26	9
Average attained age of contract holders	64	65

Return of net deposits plus a minimum return
In the event of death
Account value	$62	$112
Net amount at risk	75	46
Average attained age of contract holders	66	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$231	$421
Net amount at risk	113	31
Average attained age of contract holders	61	63

Guaranteed Minimum Income Benefit
Account value	$27	$48
Net amount at risk	19	9
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2008	2007
	(in millions)
Type of Fund
Domestic Equity	$2,178	$3,726
International Equity	377	635
Balanced	617	950
Bonds	829	917
Money Market	362	281

Total	$4,363	$6,509

F-43

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Total
	(in millions)
Balance at January 1, 2008	$34	$1	$35
Incurred guarantee benefits	(2)	—	(2)
Other reserve changes	5	—	5

Balance at December 31, 2008	$37	$1	$38

Balance at January 1, 2007	$30	$1	$31
Incurred guarantee benefits	4	—	4

Balance at December 31, 2007	$34	$1	$35

The GMDB gross reserves were determined in accordance with AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP No. 03-1”). The GMIB gross reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business or $27 million of account value has this rider.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined for each of the asset classes noted above.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 29%.

•	The discount rate was 6.5% for SOP No. 03-01 calculations.

Note 13 — Deferred Policy Acquisition Costs

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$545	$500
Capitalization	76	85
Amortization	(18)	(39)
Change in unrealized investment gains and losses	59	(1)

Balance, end of year	$662	$545

F-44

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

“Active” sub-accounts

500 Index Trust B	Large Cap Value Trust
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Intersection Trust
American Growth-Income Trust	Mid Cap Stock Trust
American International Trust	Mid Cap Value Trust
Blue Chip Growth Trust	Mid Value Trust
Capital Appreciation Trust	Money Market Trust B
Capital Appreciation Value Trust	Natural Resources Trust
Classic Value Trust	Optimized All Cap Trust
Core Bond Trust	Optimized Value Trust
Core Equity Trust	Overseas Equity Trust
Emerging Markets Value Trust	Pacific Rim Trust
Emerging Small Company Trust	Real Estate Securities Trust
Equity-Income Trust	Real Return Bond Trust
Financial Services Trust	Science & Technology Trust
Franklin Templeton Founding Allocation Trust	Short-Term Bond Trust
Fundamental Value Trust	Small Cap Growth Trust
Global Allocation Trust	Small Cap Index Trust
Global Bond Trust	Small Cap Opportunities Trust
Global Real Estate Trust	Small Cap Value Trust
Global Trust	Small Company Trust
Health Sciences Trust	Small Company Value Trust
High Yield Trust	Strategic Bond Trust
Income & Value Trust	Strategic Income Trust
International Core Trust	Total Bond Market Trust B
International Equity Index Trust B	Total Return Trust
International Opportunities Trust	Total Stock Market Index Trust
International Small Cap Trust	U.S. Government Securities Trust
International Value Trust	U.S. High Yield Bond Trust
Investment Quality Bond Trust	U.S. Large Cap Trust
Large Cap Trust	Utilities Trust
Value Trust

5

Report of Independent Registered Public Accounting Firm

All Asset Portfolio	CSI Equity Trust
Brandes International Equity Trust	Frontier Capital Appreciation Trust
Business Opportunity Value Trust	Turner Core Growth Trust

“Closed” sub-accounts

Dynamic Growth Trust	Quantitative Mid Cap Trust
Emerging Growth Trust	Small Cap Trust
Growth & Income Trust	U.S. Core Trust
Managed Trust	U.S. Global Leaders Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

6

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

7

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
500 Index Trust B - 28,090,714 shares (cost $428,139,511)	$315,739,628
Active Bond Trust - 4,528,932 shares (cost $43,114,751)	35,823,855
All Cap Core Trust - 2,801 shares (cost $52,811)	32,743
All Cap Growth Trust - 42,162 shares (cost $754,808)	486,974
All Cap Value Trust - 954,807 shares (cost $7,624,052)	5,346,920
American Blue Chip Income and Growth Trust - 168,917 shares (cost $2,637,531)	1,494,915
American Bond Trust - 204,578 shares (cost $2,648,993)	2,188,985
American Growth Trust - 1,416,077 shares (cost $29,214,709)	16,440,650
American Growth-Income Trust - 233,444 shares (cost $4,313,089)	2,691,613
American International Trust - 1,324,352 shares (cost $28,012,587)	18,951,474
Blue Chip Growth Trust - 5,001,067 shares (cost $86,854,766)	61,013,020
Capital Appreciation Trust - 3,392,857 shares (cost $30,236,759)	21,273,212
Capital Appreciation Value Trust - 2,267 shares (cost $26,765)	20,428
Classic Value Trust - 371,804 shares (cost $4,514,161)	2,375,827
Core Bond Trust - 307,817 shares (cost $3,850,308)	3,786,145
Core Equity Trust - 205,724 shares (cost $2,213,932)	971,019
Dynamic Growth Trust	—
Emerging Growth Trust	—
Emerging Markets Value Trust - 837,597 shares (cost $8,844,898)	5,637,029
Emerging Small Company Trust - 18,129 shares (cost $372,015)	252,535
Equity-Income Trust - 10,996,092 shares (cost $176,641,621)	109,191,190
Financial Services Trust - 186,971 shares (cost $2,682,242)	1,406,021
Franklin Templeton Founding Allocation Trust - 1,124 shares (cost $9,529)	8,269
Fundamental Value Trust - 426,048 shares (cost $6,260,318)	4,158,232
Global Allocation Trust - 1,481,821 shares (cost $16,210,225)	10,076,382
Global Bond Trust - 2,280,376 shares (cost $34,331,527)	32,860,217
Global Real Estate Trust - 41,105 shares (cost $254,739)	253,615
Global Trust - 113,311 shares (cost $1,917,261)	1,193,168
Growth & Income Trust	—
Health Sciences Trust - 425,369 shares (cost $6,225,534)	4,411,079
High Yield Trust - 1,846,373 shares (cost $16,700,098)	10,819,745
Income & Value Trust - 79,757 shares (cost $867,315)	570,259
International Core Trust - 1,092,747 shares (cost $14,651,407)	8,851,255
International Equity Index Trust B - 9,179,154 shares (cost $162,979,004)	102,439,356
International Opportunities Trust - 1,074,445 shares (cost $16,732,464)	8,853,430
International Small Cap Trust - 580,747 shares (cost $10,777,122)	4,820,203
International Value Trust - 730,616 shares (cost $11,421,394)	6,582,848
Investment Quality Bond Trust - 509,495 shares (cost $5,736,438)	5,268,180
Large Cap Trust - 68,908 shares (cost $976,867)	587,092
Large Cap Value Trust - 699,431 shares (cost $14,803,674)	9,827,000
Lifestyle Aggressive Trust - 900,241 shares (cost $8,752,641)	4,888,311
Lifestyle Balanced Trust - 6,183,142 shares (cost $62,483,940)	53,175,020
Lifestyle Conservative Trust - 279,184 shares (cost $3,504,908)	2,870,014
Lifestyle Growth Trust - 4,146,508 shares (cost $53,967,548)	33,172,068
Lifestyle Moderate Trust - 112,890 shares (cost $1,361,591)	1,034,073
Managed Trust	—

8

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
Mid Cap Index Trust - 1,115,245 shares (cost $18,644,005)	$11,899,661
Mid Cap Intersection Trust - 3,267 shares (cost $36,969)	21,986
Mid Cap Stock Trust - 3,478,429 shares (cost $50,690,303)	30,505,822
Mid Cap Value Trust - 664,822 shares (cost $8,788,431)	4,846,550
Mid Value Trust - 3,901,119 shares (cost $43,775,401)	26,215,517
Money Market Trust B - 357,522,087 shares (cost $357,522,087)	357,522,087
Natural Resources Trust - 1,119,341 shares (cost $30,585,188)	14,920,816
Optimized All Cap Trust - 5,084,410 shares (cost $72,813,739)	43,929,301
Optimized Value Trust - 165,264 shares (cost $2,246,355)	1,196,513
Overseas Equity Trust - 4,954,954 shares (cost $58,378,052)	36,716,211
Pacific Rim Trust - 564,631 shares (cost $5,563,692)	3,404,722
Quantitative Mid Cap Trust	—
Real Estate Securities Trust - 5,038,232 shares (cost $77,516,070)	35,569,919
Real Return Bond Trust - 751,921 shares (cost $10,000,165)	8,684,689
Science & Technology Trust - 88,182 shares (cost $1,203,365)	729,268
Short-Term Bond Trust - 3,508,518 shares (cost $33,144,967)	24,454,367
Small Cap Growth Trust - 5,710,040 shares (cost $54,827,748)	35,288,045
Small Cap Index Trust - 1,328,674 shares (cost $18,568,044)	12,170,649
Small Cap Opportunities Trust - 74,328 shares (cost $1,587,746)	832,469
Small Cap Trust	—
Small Cap Value Trust - 5,135,427 shares (cost $91,227,369)	60,238,557
Small Company Trust - 70,710 shares (cost $825,693)	453,252
Small Company Value Trust - 230,234 shares (cost $4,253,415)	2,979,232
Strategic Bond Trust - 319,767 shares (cost $3,212,289)	2,682,847
Strategic Income Trust - 59,333 shares (cost $783,540)	663,347
Total Bond Market Trust B - 4,495,238 shares (cost $45,022,126)	44,367,997
Total Return Trust - 5,695,934 shares (cost $78,248,287)	76,496,389
Total Stock Market Index Trust - 2,234,648 shares (cost $25,680,427)	17,810,147
U.S. Core Trust	—
U.S. Global Leaders Growth Trust	—
U.S. Government Securities Trust - 107,370 shares (cost $1,391,137)	1,301,319
U.S. High Yield Bond Trust - 1,330,285 shares (cost $15,408,653)	12,238,626
U.S. Large Cap Trust - 472,876 shares (cost $7,310,869)	4,459,222
Utilities Trust - 1,187,384 shares (cost $15,597,306)	9,689,050
Value Trust - 539,379 shares (cost $9,183,834)	5,302,093

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,529,852 shares (cost $17,103,909)	14,120,532
Brandes International Equity Trust - 10,219,717 shares (cost $173,799,218)	96,474,130
Business Opportunity Value Trust - 2,728,558 shares (cost $31,564,695)	20,982,610
CSI Equity Trust - 14,336 shares (cost $191,398)	151,103
Frontier Capital Appreciation Trust - 2,918,531 shares (cost $68,556,888)	40,217,361
Turner Core Growth Trust - 3,429,424 shares (cost $56,972,134)	33,265,412

Total assets	$2,004,645,817

Contract Owners’ Equity
Variable universal life insurance contracts	$2,004,645,817

See accompanying notes.

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$9,320,711	$15,789,468	$2,283,696	$4,600,515

Total investment income	9,320,711	15,789,468	2,283,696	4,600,515
Expenses:
Mortality and expense risk	291,046	351,827	65,454	70,894

Net investment income (loss)	9,029,665	15,437,641	2,218,242	4,529,621

Realized gains (losses) on investments:
Capital gain distributions	2,822,940	—	—	—
Net realized gains (losses)	10,582,840	18,161,411	(953,605)	152,552

Realized gains (losses)	13,405,780	18,161,411	(953,605)	152,552
Unrealized appreciation (depreciation) during the period	(207,609,135)	(7,562,680)	(5,867,509)	(2,618,222)

Net increase (decrease) in assets from operations	(185,173,690)	26,036,372	(4,602,872)	2,063,951

Changes from principal transactions:
Transfer of net premiums	14,740,756	24,824,092	1,928,101	2,727,962
Transfer on terminations	(21,173,264)	(27,436,601)	(4,079,221)	(7,268,460)
Transfer on policy loans	(1,519,110)	(2,356,151)	(53,655)	(371,444)
Net interfund transfers	(28,425,459)	10,005,836	(8,301,817)	(555,527)

Net increase (decrease) in assets from principal transactions	(36,377,077)	5,037,176	(10,506,592)	(5,467,469)

Total increase (decrease) in assets	(221,550,767)	31,073,548	(15,109,464)	(3,403,518)

Assets, beginning of period	537,290,395	506,216,847	50,933,319	54,336,837

Assets, end of period	$315,739,628	$537,290,395	$35,823,855	$50,933,319

See accompanying notes.

10

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$851,061	$585,362	$823	$1,137	$2,552	$582

851,061	585,362	823	1,137	2,552	582

2,185	993	100	105	1,383	307

848,876	584,369	723	1,032	1,169	275

49,500	—	—	—	—	—
(1,496,344)	(27,165)	(411)	2,833	(4,957)	17,722

(1,446,844)	(27,165)	(411)	2,833	(4,957)	17,722
(2,908,020)	109,437	(22,121)	(1,985)	(314,730)	31,673

(3,505,988)	666,641	(21,809)	1,880	(318,518)	49,670

139,885	97,521	3,605	21,103	37,603	11,714
(347,555)	(157,262)	(1,280)	(4,069)	(18,327)	(15,079)
20,124	(1,578)	—	—	—	—
9,717,589	96,562	(10,666)	(22,553)	338,816	(8,954)

9,530,043	35,243	(8,341)	(5,519)	358,092	(12,319)

6,024,055	701,884	(30,150)	(3,639)	39,574	37,351

8,096,477	7,394,593	62,893	66,532	447,400	410,049

$14,120,532	$8,096,477	$32,743	$62,893	$486,974	$447,400

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$63,089	$75,079	$81,981	$53,283

Total investment income	63,089	75,079	81,981	53,283
Expenses:
Mortality and expense risk	6,755	4,372	725	1,446

Net investment income (loss)	56,334	70,707	81,256	51,837

Realized gains (losses) on investments:
Capital gain distributions	98,748	1,754,766	21,603	362,683
Net realized gains (losses)	(1,181,984)	(154,562)	(182,746)	5,027

Realized gains (losses)	(1,083,236)	1,600,204	(161,143)	367,710
Unrealized appreciation (depreciation) during the period	(789,781)	(1,359,830)	(806,510)	(406,900)

Net increase (decrease) in assets from operations	(1,816,683)	311,081	(886,397)	12,647

Changes from principal transactions:
Transfer of net premiums	121,783	245,761	163,520	122,955
Transfer on terminations	(202,637)	(151,783)	(81,561)	(94,358)
Transfer on policy loans	208,945	(210,239)	(6,848)	(2,887)
Net interfund transfers	2,764,358	(16,216)	23,004	725,424

Net increase (decrease) in assets from principal transactions	2,892,449	(132,477)	98,115	751,134

Total increase (decrease) in assets	1,075,766	178,604	(788,282)	763,781

Assets, beginning of period	4,271,154	4,092,550	2,283,197	1,519,416

Assets, end of period	$5,346,920	$4,271,154	$1,494,915	$2,283,197

See accompanying notes.

12

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$221,955	$80,401	$465,141	$330,861	$78,082	$105,009

221,955	80,401	465,141	330,861	78,082	105,009

8,964	6,610	15,702	15,251	7,084	8,245

212,991	73,791	449,439	315,610	70,998	96,764

67	573	257,749	2,487,748	62,871	180,083
(38,782)	(294)	(3,353,856)	2,771,364	(114,446)	(243,446)

(38,715)	279	(3,096,107)	5,259,112	(51,575)	(63,363)
(420,621)	(48,536)	(11,562,494)	(2,702,074)	(1,606,148)	(317,165)

(246,345)	25,534	(14,209,162)	2,872,648	(1,586,725)	(283,764)

148,500	128,497	1,309,952	1,650,629	213,761	378,602
(148,058)	(21,020)	(1,562,991)	(3,289,589)	(136,619)	(126,792)
—	—	(123,865)	(132,550)	(40,964)	(113,580)
303,443	1,724,890	5,594,982	(318,590)	167,814	1,440,481

303,885	1,832,367	5,218,078	(2,090,100)	203,992	1,578,711

57,540	1,857,901	(8,991,084)	782,548	(1,382,733)	1,294,947

2,131,445	273,544	25,431,734	24,649,186	4,074,346	2,779,399

$2,188,985	$2,131,445	$16,440,650	$25,431,734	$2,691,613	$4,074,346

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$970,240	$348,932	$345,435	$885,358

Total investment income	970,240	348,932	345,435	885,358
Expenses:
Mortality and expense risk	16,946	17,081	176,073	224,656

Net investment income (loss)	953,294	331,851	169,362	660,702

Realized gains (losses) on investments:
Capital gain distributions	294,923	1,302,174	1,599,972	—
Net realized gains (losses)	(1,426,008)	683,953	978,996	7,091,325

Realized gains (losses)	(1,131,085)	1,986,127	2,578,968	7,091,325
Unrealized appreciation (depreciation) during the period	(10,342,939)	159,105	(48,694,677)	4,669,237

Net increase (decrease) in assets from operations	(10,520,730)	2,477,083	(45,946,347)	12,421,264

Changes from principal transactions:
Transfer of net premiums	680,603	676,557	4,178,103	5,319,821
Transfer on terminations	(873,006)	(1,573,563)	(7,078,044)	(7,626,217)
Transfer on policy loans	14,647	(135,529)	(352,486)	293,829
Net interfund transfers	12,537,825	3,479,041	(4,693,821)	(338,687)

Net increase (decrease) in assets from principal transactions	12,360,069	2,446,506	(7,946,248)	(2,351,254)

Total increase (decrease) in assets	1,839,339	4,923,589	(53,892,595)	10,070,010

Assets, beginning of period	17,112,135	12,188,546	114,905,615	104,835,605

Assets, end of period	$18,951,474	$17,112,135	$61,013,020	$114,905,615

See accompanying notes.

14

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$4,568,881	$3,518,855	$11,001	$160,054	$157,084	$139,782

4,568,881	3,518,855	11,001	160,054	157,084	139,782

4,769	7,703	262	500	51,097	62,088

4,564,112	3,511,152	10,739	159,554	105,987	77,694

11,573,649	23,518,109	754,638	1,911,196	—	157,261
(3,044,908)	14,167,110	(355,350)	393,026	(157,649)	680,642

8,528,741	37,685,219	399,288	2,304,222	(157,649)	837,903
(81,081,706)	(28,794,598)	(9,984,217)	(1,386,907)	(12,991,788)	3,168,605

(67,988,853)	12,401,773	(9,574,190)	1,076,869	(13,043,450)	4,084,202

9,095,629	8,127,759	3,781,251	3,089,203	2,197,622	2,678,071
(5,876,324)	(10,817,143)	(1,750,069)	(1,458,449)	(2,682,466)	(3,055,733)
(1,570,732)	(424,690)	59,503	(234,194)	(263,548)	8,374
(11,082,551)	7,297,745	3,732,507	(98,067)	(1,100,073)	(5,300,559)

(9,433,978)	4,183,671	5,823,192	1,298,493	(1,848,465)	(5,669,847)

(77,422,831)	16,585,444	(3,750,998)	2,375,362	(14,891,915)	(1,585,645)

173,896,961	157,311,517	24,733,608	22,358,246	36,165,127	37,750,772

$96,474,130	$173,896,961	$20,982,610	$24,733,608	$21,273,212	$36,165,127

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust	Classic Value Trust
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$168	$67,814	$109,706

Total investment income	168	67,814	109,706
Expenses:
Mortality and expense risk	—	1,519	2,537

Net investment income (loss)	168	66,295	107,169

Realized gains (losses) on investments:
Capital gain distributions	—	65,116	662,448
Net realized gains (losses)	(176)	(2,118,827)	(89,214)

Realized gains (losses)	(176)	(2,053,711)	573,234
Unrealized appreciation (depreciation) during the period	(6,337)	(744,642)	(1,570,250)

Net increase (decrease) in assets from operations	(6,345)	(2,732,058)	(889,847)

Changes from principal transactions:
Transfer of net premiums	—	72,086	126,766
Transfer on terminations	(544)	(100,781)	(457,401)
Transfer on policy loans	—	—	259
Net interfund transfers	27,317	(372,018)	2,033,447

Net increase (decrease) in assets from principal transactions	26,773	(400,713)	1,703,071

Total increase (decrease) in assets	20,428	(3,132,771)	813,224

Assets, beginning of period	—	5,508,598	4,695,374

Assets, end of period	$20,428	$2,375,827	$5,508,598

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

16

Sub-Account
Core Bond Trust		Core Equity Trust		CSI Equity Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$190,012	$145,374	$195,603	$714	$2,040	$2,070

190,012	145,374	195,603	714	2,040	2,070

869	465	277	392	—	—

189,143	144,909	195,326	322	2,040	2,070

—	—	38,850	186,717	171	20,017
2,560	9,081	(226,197)	67,716	571	1,254

2,560	9,081	(187,347)	254,433	742	21,271
(57,700)	(35,183)	(1,086,728)	(364,332)	(74,073)	(5,000)

134,003	118,807	(1,078,749)	(109,577)	(71,291)	18,341

326,248	265,636	170,733	322,661	—	852
(671,746)	(51,040)	(82,450)	(116,021)	(4,460)	(3,962)
(44,527)	10	10,318	(43,717)	—	—
1,132,746	1,379,283	(276,480)	(938,887)	11	10,016

742,721	1,593,889	(177,879)	(775,964)	(4,449)	6,906

876,724	1,712,696	(1,256,628)	(885,541)	(75,740)	25,247

2,909,421	1,196,725	2,227,647	3,113,188	226,843	201,596

$3,786,145	$2,909,421	$971,019	$2,227,647	$151,103	$226,843

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust		Emerging Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$3,322	$2,237

Total investment income	—	—	3,322	2,237
Expenses:
Mortality and expense risk	237	1,363	1,333	2,196

Net investment income (loss)	(237)	(1,363)	1,989	41

Realized gains (losses) on investments:
Capital gain distributions	—	—	7,383	552,441
Net realized gains (losses)	(29,488)	38,899	(868,449)	(317,407)

Realized gains (losses)	(29,488)	38,899	(861,066)	235,034
Unrealized appreciation (depreciation) during the period	(21,363)	(10,054)	307,660	(177,651)

Net increase (decrease) in assets from operations	(51,088)	27,482	(551,417)	57,424

Changes from principal transactions:
Transfer of net premiums	16,114	88,053	31,030	80,464
Transfer on terminations	(6,739)	(207,738)	(72,927)	(33,160)
Transfer on policy loans	—	(236)	—	(81)
Net interfund transfers	(466,705)	147,261	(823,356)	(1,081,299)

Net increase (decrease) in assets from principal transactions	(457,330)	27,340	(865,253)	(1,034,076)

Total increase (decrease) in assets	(508,418)	54,822	(1,416,670)	(976,652)

Assets, beginning of period	508,418	453,596	1,416,670	2,393,322

Assets, end of period	—	$508,418	—	$1,416,670

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

18

Sub-Account
Emerging Markets Value Trust		Emerging Small Company Trust		Equity-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$193,903	$26,122	—	—	$3,823,338	$6,005,134

193,903	26,122	—	—	3,823,338	6,005,134

1,822	401	261	330	184,072	238,341

192,081	25,721	(261)	(330)	3,639,266	5,766,793

9,317	85,458	106	58,902	4,231,546	22,777,975
(682,425)	10,508	(61,493)	(20,207)	(7,802,860)	5,981,218

(673,108)	95,966	(61,387)	38,695	(3,571,314)	28,759,193
(3,267,356)	59,486	(90,513)	(24,318)	(64,056,124)	(28,366,661)

(3,748,383)	181,173	(152,161)	14,047	(63,988,172)	6,159,325

398,298	5,844	45,109	45,777	7,611,788	8,788,311
(95,485)	(1,637,581)	(33,592)	(17,542)	(9,617,098)	(13,942,275)
(12,757)	—	(200)	(2,756)	(1,463,414)	(597,232)
5,065,574	5,480,346	145,203	(33,911)	(18,344,185)	(5,141,591)

5,355,630	3,848,609	156,520	(8,432)	(21,812,909)	(10,892,787)

1,607,247	4,029,782	4,359	5,615	(85,801,081)	(4,733,462)

4,029,782	—	248,176	242,561	194,992,271	199,725,733

$5,637,029	$4,029,782	$252,535	$248,176	$109,191,190	$194,992,271

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$19,433	$28,552	$298

Total investment income	19,433	28,552	298
Expenses:
Mortality and expense risk	2,203	4,227	—

Net investment income (loss)	17,230	24,325	298

Realized gains (losses) on investments:
Capital gain distributions	113,820	342,911	—
Net realized gains (losses)	(259,431)	130,188	(355)

Realized gains (losses)	(145,611)	473,099	(355)
Unrealized appreciation (depreciation) during the period	(979,586)	(636,644)	(1,260)

Net increase (decrease) in assets from operations	(1,107,967)	(139,220)	(1,317)

Changes from principal transactions:
Transfer of net premiums	105,891	115,774	3,887
Transfer on terminations	(42,424)	(125,566)	(942)
Transfer on policy loans	(18,559)	3,245	—
Net interfund transfers	218,609	519,660	6,641

Net increase (decrease) in assets from principal transactions	263,517	513,113	9,586

Total increase (decrease) in assets	(844,450)	373,893	8,269

Assets, beginning of period	2,250,471	1,876,578	—

Assets, end of period	$1,406,021	$2,250,471	$8,269

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

20

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust		Global Allocation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$67,035	$96,030	$730,873	$649,017

—	—	67,035	96,030	730,873	649,017

1,983	3,266	5,712	4,856	567	323

(1,983)	(3,266)	61,323	91,174	730,306	648,694

1,830,334	6,285,978	64,648	218,599	22,093	873,485
(849,853)	5,800,134	(1,049,193)	411,184	(103,126)	33,250

980,481	12,086,112	(984,545)	629,783	(81,033)	906,735
(29,838,630)	(4,638,662)	(2,246,231)	(552,031)	(4,762,093)	(1,445,275)

(28,860,132)	7,444,184	(3,169,453)	168,926	(4,112,820)	110,154

4,118,583	4,243,159	439,629	455,024	2,200,057	1,983,405
(3,324,344)	(4,184,103)	(993,586)	(2,108,557)	(189,243)	(122,923)
(1,097,322)	(219,127)	(5,136)	(76,145)	—	—
(275,874)	(1,628,311)	1,927,943	405,705	60,619	9,076,226

(578,957)	(1,788,382)	1,368,850	(1,323,973)	2,071,433	10,936,708

(29,439,089)	5,655,802	(1,800,603)	(1,155,047)	(2,041,387)	11,046,862

69,656,450	64,000,648	5,958,835	7,113,882	12,117,769	1,070,907

$40,217,361	$69,656,450	$4,158,232	$5,958,835	$10,076,382	$12,117,769

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust		Global Real Estate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$202,539	$2,453,017	$15,317

Total investment income	202,539	2,453,017	15,317
Expenses:
Mortality and expense risk	33,071	31,722	—

Net investment income (loss)	169,468	2,421,295	15,317

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	83,945	(129,286)	(21,339)

Realized gains (losses)	83,945	(129,286)	(21,339)
Unrealized appreciation (depreciation) during the period	(2,161,752)	823,305	(1,124)

Net increase (decrease) in assets from operations	(1,908,339)	3,115,314	(7,146)

Changes from principal transactions:
Transfer of net premiums	1,376,888	1,134,559	3,889
Transfer on terminations	(1,835,324)	(1,791,566)	(762)
Transfer on policy loans	(24,449)	21,578	—
Net interfund transfers	2,899,459	3,846,601	257,634

Net increase (decrease) in assets from principal transactions	2,416,574	3,211,172	260,761

Total increase (decrease) in assets	508,235	6,326,486	253,615

Assets, beginning of period	32,351,982	26,025,496	—

Assets, end of period	$32,860,217	$32,351,982	$253,615

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

22

Sub-Account
Global Trust		Growth & Income Trust		Health Sciences Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$33,170	$43,713	$414,485	$1,743,108	—	—

33,170	43,713	414,485	1,743,108	—	—

174	165	75,044	282,935	10,032	7,447

32,996	43,548	339,441	1,460,173	(10,032)	(7,447)

—	118,826	—	8,996,042	131,050	1,197,677
(138,853)	81,824	(3,880,096)	1,117,802	(1,006,862)	239,873

(138,853)	200,650	(3,880,096)	10,113,844	(875,812)	1,437,550
(634,139)	(243,806)	(4,358,437)	(7,648,286)	(1,775,178)	(461,626)

(739,996)	392	(7,899,092)	3,925,731	(2,661,022)	968,477

546,450	286,037	1,141,605	4,231,027	332,041	316,608
(52,213)	(167,331)	(2,396,851)	(7,138,086)	(375,006)	(417,368)
(7,243)	(28,926)	61,165	(230,785)	(343,223)	(48,097)
(668,985)	738,662	(84,320,949)	(10,537,998)	682,345	63,954

(181,991)	828,442	(85,515,030)	(13,675,842)	296,157	(84,903)

(921,987)	828,834	(93,414,122)	(9,750,111)	(2,364,865)	883,574

2,115,155	1,286,321	93,414,122	103,164,233	6,775,944	5,892,370

$1,193,168	$2,115,155	—	$93,414,122	$4,411,079	$6,775,944

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust		Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,361,757	$2,295,521	$22,740	$50,845

Total investment income	1,361,757	2,295,521	22,740	50,845
Expenses:
Mortality and expense risk	17,138	26,146	961	881

Net investment income (loss)	1,344,619	2,269,375	21,779	49,964

Realized gains (losses) on investments:
Capital gain distributions	—	—	14,016	86,293
Net realized gains (losses)	(841,277)	342,314	(78,177)	25,837

Realized gains (losses)	(841,277)	342,314	(64,161)	112,130
Unrealized appreciation (depreciation) during the period	(4,885,663)	(2,305,857)	(216,003)	(149,082)

Net increase (decrease) in assets from operations	(4,382,321)	305,832	(258,385)	13,012

Changes from principal transactions:
Transfer of net premiums	894,211	1,082,096	142,565	97,722
Transfer on terminations	(1,086,596)	(1,457,364)	(24,923)	(21,581)
Transfer on policy loans	(50,709)	104,195	—	—
Net interfund transfers	(1,618,274)	(2,497,747)	(469,528)	(237,257)

Net increase (decrease) in assets from principal transactions	(1,861,368)	(2,768,820)	(351,886)	(161,116)

Total increase (decrease) in assets	(6,243,689)	(2,462,988)	(610,271)	(148,104)

Assets, beginning of period	17,063,434	19,526,422	1,180,530	1,328,634

Assets, end of period	$10,819,745	$17,063,434	$570,259	$1,180,530

See accompanying notes.

24

Sub-Account
International Core Trust		International Equity Index Trust B		International Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$591,151	$262,780	$4,136,593	$7,085,024	$193,123	$226,051

591,151	262,780	4,136,593	7,085,024	193,123	226,051

2,509	2,719	123,834	147,446	8,042	5,675

588,642	260,061	4,012,759	6,937,578	185,081	220,376

140,511	1,501,409	1,218,112	13,400,708	614,804	2,511,007
(134,709)	81,897	(821,745)	4,463,441	(3,313,432)	229,923

5,802	1,583,306	396,367	17,864,149	(2,698,628)	2,740,930
(5,475,555)	(664,888)	(85,860,982)	(5,290,872)	(7,222,919)	(1,444,793)

(4,881,111)	1,178,479	(81,451,856)	19,510,855	(9,736,466)	1,516,513

791,302	250,087	4,126,090	6,591,233	601,647	386,124
(255,150)	(182,361)	(6,625,585)	(5,239,331)	(3,625,897)	(878,691)
—	(68)	(90,463)	(254,042)	3,036	(4,771)
1,305,000	319,791	30,331,610	24,976,376	3,267,718	11,091,160

1,841,152	387,449	27,741,652	26,074,236	246,504	10,593,822

(3,039,959)	1,565,928	(53,710,204)	45,585,091	(9,489,962)	12,110,335

11,891,214	10,325,286	156,149,560	110,564,469	18,343,392	6,233,057

$8,851,255	$11,891,214	$102,439,356	$156,149,560	$8,853,430	$18,343,392

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust		International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$216,273	$276,565	$399,735	$599,326

Total investment income	216,273	276,565	399,735	599,326
Expenses:
Mortality and expense risk	6,124	6,658	16,214	18,272

Net investment income (loss)	210,149	269,907	383,521	581,054

Realized gains (losses) on investments:
Capital gain distributions	110,539	2,593,380	351,144	2,195,566
Net realized gains (losses)	(1,725,565)	345,689	(1,825,068)	916,865

Realized gains (losses)	(1,615,026)	2,939,069	(1,473,924)	3,112,431
Unrealized appreciation (depreciation) during the period	(3,800,995)	(2,676,210)	(4,388,319)	(2,434,691)

Net increase (decrease) in assets from operations	(5,205,872)	532,766	(5,478,722)	1,258,794

Changes from principal transactions:
Transfer of net premiums	713,248	408,701	709,897	999,184
Transfer on terminations	(292,736)	(326,443)	(708,144)	(2,276,301)
Transfer on policy loans	(35,404)	(47,794)	(63,274)	(35,703)
Net interfund transfers	(436,646)	5,317,923	(383,303)	(4,369,864)

Net increase (decrease) in assets from principal transactions	(51,538)	5,352,387	(444,824)	(5,682,684)

Total increase (decrease) in assets	(5,257,410)	5,885,153	(5,923,546)	(4,423,890)

Assets, beginning of period	10,077,613	4,192,460	12,506,394	16,930,284

Assets, end of period	$4,820,203	$10,077,613	$6,582,848	$12,506,394

See accompanying notes.

26

Sub-Account
Investment Quality Bond Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$495,679	$2,259,584	$12,379	$8,435	$215,111	$188,143

495,679	2,259,584	12,379	8,435	215,111	188,143

84,611	120,779	1,889	1,566	11,355	12,570

411,068	2,138,805	10,490	6,869	203,756	175,573

—	—	—	55,309	—	1,055,278
(1,436,500)	(41,914)	(124,712)	19,014	(1,066,891)	375,060

(1,436,500)	(41,914)	(124,712)	74,323	(1,066,891)	1,430,338
(246,643)	(746,665)	(314,494)	(95,602)	(4,742,277)	(978,896)

(1,272,075)	1,350,226	(428,716)	(14,410)	(5,605,412)	627,015

159,181	93,764	123,807	83,770	773,397	895,446
(412,605)	(4,070,742)	(50,037)	(181,384)	(1,010,659)	(2,051,098)
(495)	—	(320)	(26,447)	(471,564)	(19,226)
(15,201,287)	1,451,434	102,076	622,309	(1,702,397)	5,967,481

(15,455,206)	(2,525,544)	175,526	498,248	(2,411,223)	4,792,603

(16,727,281)	(1,175,318)	(253,190)	483,838	(8,016,635)	5,419,618

21,995,461	23,170,779	840,282	356,444	17,843,635	12,424,017

$5,268,180	$21,995,461	$587,092	$840,282	$9,827,000	$17,843,635

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$131,884	$705,768	$2,305,081	$1,124,170

Total investment income	131,884	705,768	2,305,081	1,124,170
Expenses:
Mortality and expense risk	13,130	10,456	36,514	15,797

Net investment income (loss)	118,754	695,312	2,268,567	1,108,373

Realized gains (losses) on investments:
Capital gain distributions	1,011,492	170,057	931,530	26,527
Net realized gains (losses)	(1,674,561)	53,217	(1,503,451)	183,454

Realized gains (losses)	(663,069)	223,274	(571,921)	209,981
Unrealized appreciation (depreciation) during the period	(3,621,876)	(385,667)	(9,165,988)	(421,376)

Net increase (decrease) in assets from operations	(4,166,191)	532,919	(7,469,342)	896,978

Changes from principal transactions:
Transfer of net premiums	897,341	916,852	3,519,739	2,059,903
Transfer on terminations	(326,291)	(217,699)	(4,819,656)	(968,845)
Transfer on policy loans	(612)	(48)	(172,820)	(2,232,858)
Net interfund transfers	(468,222)	2,851,628	45,548,110	4,244,422

Net increase (decrease) in assets from principal transactions	102,216	3,550,733	44,075,373	3,102,622

Total increase (decrease) in assets	(4,063,975)	4,083,652	36,606,031	3,999,600

Assets, beginning of period	8,952,286	4,868,634	16,568,989	12,569,389

Assets, end of period	$4,888,311	$8,952,286	$53,175,020	$16,568,989

See accompanying notes.

28

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$136,188	$148,507	$1,187,554	$3,031,930	$51,186	$85,582

136,188	148,507	1,187,554	3,031,930	51,186	85,582

32	—	76,150	65,045	1,444	1,676

136,156	148,507	1,111,404	2,966,885	49,742	83,906

48,210	5,016	2,357,000	186,191	30,914	1,836
(19,841)	4,950	(1,966,461)	116,830	(150,038)	3,761

28,369	9,966	390,539	303,021	(119,124)	5,597
(599,057)	(63,670)	(20,664,823)	(949,549)	(287,066)	(51,396)

(434,532)	94,803	(19,162,880)	2,320,357	(356,448)	38,107

400,709	240,636	4,481,082	4,660,283	162,692	210,309
(90,390)	(65,158)	(4,869,050)	(1,560,375)	(164,841)	(55,125)
(404)	—	111,401	(53,042)	(1,213)	(67,136)
896,958	153,917	4,092,539	12,428,306	(40,606)	491,953

1,206,873	329,395	3,815,972	15,475,172	(43,968)	580,001

772,341	424,198	(15,346,908)	17,795,529	(400,416)	618,108

2,097,673	1,673,475	48,518,976	30,723,447	1,434,489	816,381

$2,870,014	$2,097,673	$33,172,068	$48,518,976	$1,034,073	$1,434,489

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust		Mid Cap Index Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$260,661	$2,851,651	$156,108	$203,188

Total investment income	260,661	2,851,651	156,108	203,188
Expenses:
Mortality and expense risk	117,473	167,299	6,528	6,641

Net investment income (loss)	143,188	2,684,352	149,580	196,547

Realized gains (losses) on investments:
Capital gain distributions	272,566	1,052,142	294,948	1,669,496
Net realized gains (losses)	(10,683,354)	199,504	(1,168,558)	934,979

Realized gains (losses)	(10,410,788)	1,251,646	(873,610)	2,604,475
Unrealized appreciation (depreciation) during the period	89,315	(3,017,809)	(5,353,390)	(1,758,320)

Net increase (decrease) in assets from operations	(10,178,285)	918,189	(6,077,420)	1,042,702

Changes from principal transactions:
Transfer of net premiums	2,089,856	2,679,728	1,000,216	1,091,096
Transfer on terminations	(4,744,663)	(4,338,712)	(824,921)	(2,981,329)
Transfer on policy loans	(297,290)	(964,869)	(76,954)	(121,953)
Net interfund transfers	(37,853,258)	(2,935,907)	5,567,365	(4,330,217)

Net increase (decrease) in assets from principal transactions	(40,805,355)	(5,559,760)	5,665,706	(6,342,403)

Total increase (decrease) in assets	(50,983,640)	(4,641,571)	(411,714)	(5,299,701)

Assets, beginning of period	50,983,640	55,625,211	12,311,375	17,611,076

Assets, end of period	—	$50,983,640	$11,899,661	$12,311,375

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

30

Sub-Account
Mid Cap Intersection Trust		Mid Cap Stock Trust		Mid Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$69	$3	—	$5,279	$125,917	$101,397

69	3	—	5,279	125,917	101,397

159	26	63,020	74,046	6,409	8,170

(90)	(23)	(63,020)	(68,767)	119,508	93,227

—	—	1,525,234	14,791,693	284,757	2,367,619
(783)	(4)	(4,824,581)	5,085,384	(1,298,036)	(445,646)

(783)	(4)	(3,299,347)	19,877,077	(1,013,279)	1,921,973
(14,046)	(938)	(21,130,881)	(8,015,548)	(2,122,581)	(1,954,079)

(14,919)	(965)	(24,493,248)	11,792,762	(3,016,352)	61,121

10,810	616	2,203,127	2,305,824	593,729	562,195
(2,668)	(413)	(3,682,791)	(5,250,343)	(222,275)	(707,588)
(165)	—	(289,758)	(465,876)	1,970	(83,743)
4,752	24,938	(1,288,574)	(8,920,151)	(130,283)	(547,758)

12,729	25,141	(3,057,996)	(12,330,546)	243,141	(776,894)

(2,190)	24,176	(27,551,244)	(537,784)	(2,773,211)	(715,773)

24,176	—	58,057,066	58,594,850	7,619,761	8,335,534

$21,986	$24,176	$30,505,822	$58,057,066	$4,846,550	$7,619,761

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$504,991	$1,420,965	$4,289,834	$7,151,200

Total investment income	504,991	1,420,965	4,289,834	7,151,200
Expenses:
Mortality and expense risk	35,315	56,484	354,149	209,633

Net investment income (loss)	469,676	1,364,481	3,935,685	6,941,567

Realized gains (losses) on investments:
Capital gain distributions	1,025,627	13,187,174	—	—
Net realized gains (losses)	(7,943,683)	1,324,432	—	—

Realized gains (losses)	(6,918,056)	14,511,606	—	—
Unrealized appreciation (depreciation) during the period	(9,125,644)	(15,589,615)	—	—

Net increase (decrease) in assets from operations	(15,574,024)	286,472	3,935,685	6,941,567

Changes from principal transactions:
Transfer of net premiums	2,199,653	3,665,089	80,754,453	96,579,054
Transfer on terminations	(4,570,893)	(3,120,100)	(23,144,791)	(27,104,118)
Transfer on policy loans	(595,510)	(351,787)	(5,045,420)	6,031,353
Net interfund transfers	(15,621,643)	49,364	128,477,361	(56,915,785)

Net increase (decrease) in assets from principal transactions	(18,588,393)	242,566	181,041,603	18,590,504

Total increase (decrease) in assets	(34,162,417)	529,038	184,977,288	25,532,071

Assets, beginning of period	60,377,934	59,848,896	172,544,799	147,012,728

Assets, end of period	$26,215,517	$60,377,934	$357,522,087	$172,544,799

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Optimized All Cap Trust		Optimized Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07

$164,182	$237,593	$571,071	$3,845	$44,065	$37,908

164,182	237,593	571,071	3,845	44,065	37,908

21,939	15,735	124,668	162	16	84

142,243	221,858	446,403	3,683	44,049	37,824

730,540	8,589,908	—	41,998	—	157,016
(2,769,449)	705,465	(1,773,189)	1,102	(176,245)	1,270

(2,038,909)	9,295,373	(1,773,189)	43,100	(176,245)	158,286
(13,070,787)	(2,996,322)	(28,845,362)	(37,916)	(734,341)	(341,658)

(14,967,453)	6,520,909	(30,172,148)	8,867	(866,537)	(145,548)

1,182,559	544,989	2,303,151	81,028	119,583	135,853
(835,919)	(1,472,009)	(3,611,996)	(9,019)	(63,039)	(80,693)
(250,962)	(312,375)	(68,568)	—	(41,933)	—
4,355,510	5,966,687	75,170,791	(9,093)	136,541	1,622,949

4,451,188	4,727,292	73,793,378	62,916	151,152	1,678,109

(10,516,265)	11,248,201	43,621,230	71,783	(715,385)	1,532,561

25,437,081	14,188,880	308,071	236,288	1,911,898	379,337

$14,920,816	$25,437,081	$43,929,301	$308,071	$1,196,513	$1,911,898

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Overseas Equity Trust		Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,091,525	$1,667,102	$70,641	$110,950

Total investment income	1,091,525	1,667,102	70,641	110,950
Expenses:
Mortality and expense risk	89,863	111,005	5,597	7,533

Net investment income (loss)	1,001,662	1,556,097	65,044	103,417

Realized gains (losses) on investments:
Capital gain distributions	3,324,967	8,271,762	117,110	1,444,289
Net realized gains (losses)	(387,304)	6,370,658	(874,679)	248,003

Realized gains (losses)	2,937,663	14,642,420	(757,569)	1,692,292
Unrealized appreciation (depreciation) during the period	(32,037,166)	(7,900,681)	(1,386,605)	(1,208,258)

Net increase (decrease) in assets from operations	(28,097,841)	8,297,836	(2,079,130)	587,451

Changes from principal transactions:
Transfer of net premiums	1,605,410	2,723,761	184,014	296,861
Transfer on terminations	(4,109,502)	(4,254,068)	(151,881)	(1,032,471)
Transfer on policy loans	(1,078,978)	(360,240)	(3,102)	—
Net interfund transfers	(2,217,504)	(10,124,044)	456,169	(516,775)

Net increase (decrease) in assets from principal transactions	(5,800,574)	(12,014,591)	485,200	(1,252,385)

Total increase (decrease) in assets	(33,898,415)	(3,716,755)	(1,593,930)	(664,934)

Assets, beginning of period	70,614,626	74,331,381	4,998,652	5,663,586

Assets, end of period	$36,716,211	$70,614,626	$3,404,722	$4,998,652

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

34

Sub-Account
Quantitative Mid Cap Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$152	$1,424	$1,875,688	$2,138,576	$127,047	$1,608,344

152	1,424	1,875,688	2,138,576	127,047	1,608,344

65	298	42,427	64,443	86,277	116,745

87	1,126	1,833,261	2,074,133	40,770	1,491,599

300	66,726	800,923	39,119,312	530,068	—
(95,636)	(60,813)	(18,631,068)	(3,381,574)	(3,163,867)	28,639

(95,336)	5,913	(17,830,145)	35,737,738	(2,633,799)	28,639
88,394	3,480	(7,868,386)	(49,825,633)	(1,780,162)	832,388

(6,855)	10,519	(23,865,270)	(12,013,762)	(4,373,191)	2,352,626

16,000	47,914	2,703,402	4,919,220	878,566	150,490
(5,194)	(158,877)	(4,128,948)	(5,371,830)	(721,721)	(4,413,344)
—	—	(145,529)	(712,520)	27,479	(1,613)
(266,766)	(90,525)	(2,089,507)	(13,031,503)	(7,607,265)	(454,460)

(255,960)	(201,488)	(3,660,582)	(14,196,633)	(7,422,941)	(4,718,927)

(262,815)	(190,969)	(27,525,852)	(26,210,395)	(11,796,132)	(2,366,301)

262,815	453,784	63,095,771	89,306,166	20,480,821	22,847,122

—	$262,815	$35,569,919	$63,095,771	$8,684,689	$20,480,821

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$2,399,173	$14,855,161

Total investment income	—	—	2,399,173	14,855,161
Expenses:
Mortality and expense risk	2,825	985	463,570	685,941

Net investment income (loss)	(2,825)	(985)	1,935,603	14,169,220

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)

Realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)
Unrealized appreciation (depreciation) during the period	(516,277)	34,679	(2,099,165)	(9,288,981)

Net increase (decrease) in assets from operations	(686,243)	51,103	(13,557,090)	4,291,149

Changes from principal transactions:
Transfer of net premiums	73,498	39,115	1,809,913	2,146,468
Transfer on terminations	(52,899)	(36,431)	(6,669,143)	(26,149,469)
Transfer on policy loans	(19,111)	—	(569,618)	192,658
Net interfund transfers	166,427	1,009,895	(90,590,182)	(9,840,884)

Net increase (decrease) in assets from principal transactions	167,915	1,012,579	(96,019,030)	(33,651,227)

Total increase (decrease) in assets	(518,328)	1,063,682	(109,576,120)	(29,360,078)

Assets, beginning of period	1,247,596	183,914	134,030,487	163,390,565

Assets, end of period	$729,268	$1,247,596	$24,454,367	$134,030,487

See accompanying notes.

36

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$223,482	$271,209	$29,168	$31,178

—	—	223,482	271,209	29,168	31,178

92,215	116,477	5,509	6,192	312	414

(92,215)	(116,477)	217,973	265,017	28,856	30,764

621,079	13,621,444	158,942	1,982,566	35,911	93,444
(1,025,894)	3,773,967	(1,060,405)	514,141	(47,936)	(20,626)

(404,815)	17,395,411	(901,463)	2,496,707	(12,025)	72,818
(22,643,527)	(9,474,469)	(5,450,852)	(3,196,515)	(600,090)	(226,210)

(23,140,557)	7,804,465	(6,134,342)	(434,791)	(583,259)	(122,628)

2,174,668	2,605,473	567,711	1,405,404	80,916	126,428
(4,291,548)	(5,632,626)	(642,411)	(578,544)	(31,503)	(48,951)
(1,010,006)	(111,641)	(18,560)	(94,422)	(14,339)	—
(1,226,613)	(4,565,212)	836,197	(3,186,167)	129,367	(261,395)

(4,353,499)	(7,704,006)	742,937	(2,453,729)	164,441	(183,918)

(27,494,056)	100,459	(5,391,405)	(2,888,520)	(418,818)	(306,546)

62,782,101	62,681,642	17,562,054	20,450,574	1,251,287	1,557,833

$35,288,045	$62,782,101	$12,170,649	$17,562,054	$832,469	$1,251,287

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust		Small Cap Value Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$154	—	$1,032,540	$1,110,633

Total investment income	154	—	1,032,540	1,110,633
Expenses:
Mortality and expense risk	18	—	44,174	58,466

Net investment income (loss)	136	—	988,366	1,052,167

Realized gains (losses) on investments:
Capital gain distributions	11,270	162,415	287,528	20,563,018
Net realized gains (losses)	(581,473)	(9,971)	(8,613,434)	1,472,822

Realized gains (losses)	(570,203)	152,444	(8,325,906)	22,035,840
Unrealized appreciation (depreciation) during the period	163,446	(162,532)	(14,819,886)	(25,821,712)

Net increase (decrease) in assets from operations	(406,621)	(10,088)	(22,157,426)	(2,733,705)

Changes from principal transactions:
Transfer of net premiums	49,532	121,492	3,324,573	4,949,387
Transfer on terminations	(50,872)	(25,342)	(6,826,403)	(7,451,062)
Transfer on policy loans	—	—	(1,279,152)	(1,056,045)
Net interfund transfers	(472,191)	120,063	(11,713,413)	(31,287)

Net increase (decrease) in assets from principal transactions	(473,531)	216,213	(16,494,395)	(3,589,007)

Total increase (decrease) in assets	(880,152)	206,125	(38,651,821)	(6,322,712)

Assets, beginning of period	880,152	674,027	98,890,378	105,213,090

Assets, end of period	—	$880,152	$60,238,557	$98,890,378

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

38

Sub-Account
Small Company Trust		Small Company Value Trust		Special Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (r)

—	—	$29,475	$6,891	$3,582

—	—	29,475	6,891	3,582

156	162	6,987	3,069	24

(156)	(162)	22,488	3,822	3,558

1,876	256,258	61,590	549,786	27,632
(721,812)	406	(1,084,516)	(56,229)	(40,826)

(719,936)	256,664	(1,022,926)	493,557	(13,194)
(27,797)	(359,231)	(716,322)	(590,403)	30

(747,889)	(102,729)	(1,716,760)	(93,024)	(9,606)

190,132	184,889	257,124	284,567	13,126
(48,344)	(41,410)	(327,089)	(178,735)	(2,612)
10,238	(3,639)	(29,054)	(49,971)	—
(395,144)	(113,638)	1,436,285	262,037	(19,957)

(243,118)	26,202	1,337,266	317,898	(9,443)

(991,007)	(76,527)	(379,494)	224,874	(19,049)

1,444,259	1,520,786	3,358,726	3,133,852	19,049

$453,252	$1,444,259	$2,979,232	$3,358,726	—

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust		Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$240,209	$341,027	$60,695	$5,746

Total investment income	240,209	341,027	60,695	5,746
Expenses:
Mortality and expense risk	2,510	3,395	670	317

Net investment income (loss)	237,699	337,632	60,025	5,429
Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(450,826)	294,043	(2,878)	3,962

Realized gains (losses)	(450,826)	294,043	(2,878)	3,962
Unrealized appreciation (depreciation) during the period	(225,152)	(622,186)	(122,127)	4,654

Net increase (decrease) in assets from operations	(438,279)	9,489	(64,980)	14,045

Changes from principal transactions:
Transfer of net premiums	448,079	256,755	20,977	23,015
Transfer on terminations	(558,210)	(2,824,172)	(12,569)	(8,845)
Transfer on policy loans	(29,642)	(24,556)	—	—
Net interfund transfers	(774,400)	(261,719)	437,292	(51,245)

Net increase (decrease) in assets from principal transactions	(914,173)	(2,853,692)	445,700	(37,075)

Total increase (decrease) in assets	(1,352,452)	(2,844,203)	380,720	(23,030)

Assets, beginning of period	4,035,299	6,879,502	282,627	305,657

Assets, end of period	$2,682,847	$4,035,299	$663,347	$282,627

(q)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

40

Sub-Account
Strategic Opportunities Trust	Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,230	$2,309,285	$4,445,342	$4,152,060	$7,999,081

3,230	2,309,285	4,445,342	4,152,060	7,999,081

281	33,335	34,559	178,354	244,005

2,949	2,275,950	4,410,783	3,973,706	7,755,076

—	—	—	1,154,677	—
40,959	(118,818)	(81,197)	(1,046,788)	224,619

40,959	(118,818)	(81,197)	107,889	224,619
(17,467)	347,730	(1,296,653)	(3,453,954)	442,635

26,441	2,504,862	3,032,933	627,641	8,422,330

30,013	1,876,217	3,253,360	3,337,614	2,264,678
(8,145)	(4,010,722)	(3,427,913)	(3,193,567)	(9,521,233)
9,856	(516,897)	(264,143)	2,399	(122,457)
(411,993)	(2,125,973)	1,794,358	(29,654,115)	7,884,878

(380,269)	(4,777,375)	1,355,662	(29,507,669)	505,866

(353,828)	(2,272,513)	4,388,595	(28,880,028)	8,928,196

353,828	46,640,510	42,251,915	105,376,417	96,448,221

—	$44,367,997	$46,640,510	$76,496,389	$105,376,417

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust		Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$416,527	$759,545	$10,866	$235,799

Total investment income	416,527	759,545	10,866	235,799
Expenses:
Mortality and expense risk	22,527	34,354	2,152	2,964

Net investment income (loss)	394,000	725,191	8,714	232,835

Realized gains (losses) on investments:
Capital gain distributions	45,403	1,242,996	1,483,545	4,638,409
Net realized gains (losses)	(163,773)	2,036,222	1,153,637	3,142,136

Realized gains (losses)	(118,370)	3,279,218	2,637,182	7,780,545
Unrealized appreciation (depreciation) during the period	(11,449,928)	(2,281,885)	(35,352,598)	3,804,000

Net increase (decrease) in assets from operations	(11,174,298)	1,722,524	(32,706,702)	11,817,380

Changes from principal transactions:
Transfer of net premiums	1,448,480	1,629,434	3,866,676	4,320,761
Transfer on terminations	(1,449,436)	(2,874,177)	(3,068,037)	(3,596,888)
Transfer on policy loans	(860,669)	(216,738)	(944,829)	(128,249)
Net interfund transfers	(1,225,434)	(2,678,273)	(623,322)	3,538,108

Net increase (decrease) in assets from principal transactions	(2,087,059)	(4,139,754)	(769,512)	4,133,732

Total increase (decrease) in assets	(13,261,357)	(2,417,230)	(33,476,214)	15,951,112

Assets, beginning of period	31,071,504	33,488,734	66,741,626	50,790,514

Assets, end of period	$17,810,147	$31,071,504	$33,265,412	$66,741,626

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

42

Sub-Account
U.S. Core Trust		U.S. Global Leaders Growth Trust		U.S. Government Securities Trust
Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$8,329	$23,079	$1,034	$3,335	$50,597	$80,983

8,329	23,079	1,034	3,335	50,597	80,983

256	149	598	387	2,438	1,694

8,073	22,930	436	2,948	48,159	79,289

6,161	92,290	36,386	—	—	—
(378,846)	77	(797,339)	3,385	(29,971)	(1,948)

(372,685)	92,367	(760,953)	3,385	(29,971)	(1,948)
85,622	(105,051)	1,455	(1,688)	(39,713)	(50,897)

(278,990)	10,246	(759,062)	4,645	(21,525)	26,444

95,426	155,400	21,272	24,347	89,566	71,570
(23,604)	(68,963)	(44,672)	(9,881)	(252,692)	(34,258)
(6)	(6)	—	—	—	—
(785,588)	(63,762)	499,853	(95,976)	256,936	880,598

(713,772)	22,669	476,453	(81,510)	93,810	917,910

(992,762)	32,915	(282,609)	(76,865)	72,285	944,354

992,762	959,847	282,609	359,474	1,229,034	284,680

—	$992,762	—	$282,609	$1,301,319	$1,229,034

43

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust		U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$616,388	$72,575	$150,761	$87,494

Total investment income	616,388	72,575	150,761	87,494
Expenses:
Mortality and expense risk	1,411	578	1,366	1,572

Net investment income (loss)	614,977	71,997	149,395	85,922

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(204,453)	3,131	(41,548)	148,517

Realized gains (losses)	(204,453)	3,131	(41,548)	148,517
Unrealized appreciation (depreciation) during the period	(3,131,670)	(56,463)	(2,734,589)	(207,248)

Net increase (decrease) in assets from operations	(2,721,146)	18,665	(2,626,742)	27,191

Changes from principal transactions:
Transfer of net premiums	237,961	36,065	101,871	52,082
Transfer on terminations	(283,275)	(267,508)	(81,938)	(292,598)
Transfer on policy loans	(107,668)	—	(8,617)	(50,410)
Net interfund transfers	14,416,633	441,332	536,149	4,304,954

Net increase (decrease) in assets from principal transactions	14,263,651	209,889	547,465	4,014,028

Total increase (decrease) in assets	11,542,505	228,554	(2,079,277)	4,041,219

Assets, beginning of period	696,121	467,567	6,538,499	2,497,280

Assets, end of period	$12,238,626	$696,121	$4,459,222	$6,538,499

See accompanying notes.

44

Sub-Account
Utilities Trust		Value Trust		Total
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$415,818	$237,134	$85,176	$77,969	$58,351,204	$104,518,121

415,818	237,134	85,176	77,969	58,351,204	104,518,121

11,029	7,772	3,056	2,629	3,197,041	3,833,420

404,789	229,362	82,120	75,340	55,154,163	100,684,701

333,684	3,104,295	190,737	1,687,795	44,215,195	236,622,129
(3,730,869)	668,316	(1,116,627)	(47,159)	(123,859,255)	86,697,118

(3,397,185)	3,772,611	(925,890)	1,640,636	(79,644,060)	323,319,247
(4,376,011)	(2,145,408)	(2,583,265)	(1,465,327)	(895,386,974)	(245,912,279)

(7,368,407)	1,856,565	(3,427,035)	250,649	(919,876,871)	178,091,669

711,778	421,672	796,026	480,033	195,602,447	232,245,566
(1,104,796)	(414,413)	(225,323)	(452,708)	(174,340,754)	(239,412,634)
41,354	(81,455)	(3,291)	(51,399)	(20,568,365)	(6,935,829)
(1,653,730)	12,792,737	2,110,191	2,897,265	(19,655,838)	9,394,259

(2,005,394)	12,718,541	2,677,603	2,873,191	(18,962,510)	(4,708,638)

(9,373,801)	14,575,106	(749,432)	3,123,840	(938,839,381)	173,383,031

19,062,851	4,487,745	6,051,525	2,927,685	2,943,485,198	2,770,102,167

$9,689,050	$19,062,851	$5,302,093	$6,051,525	$2,004,645,817	$2,943,485,198

45

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or “JHVLICO”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 73 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$2,004,645,817
Level 2	—
Level 3	—

$2,004,645,817

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625% of net assets, depending on the type of policy, (excluding policy loans and policies for which no mortality and expense risk is charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$54,321,241	$78,845,713
Active Bond Trust	5,708,151	13,996,500
All Cap Core Trust	5,545	13,163
All Cap Growth Trust	392,823	33,561
All Cap Value Trust	4,262,928	1,215,397
American Blue Chip Income and Growth Trust	543,044	342,070
American Bond Trust	841,251	324,309
American Growth Trust	12,955,209	7,029,943
American Growth-Income Trust	763,791	425,931
American International Trust	19,141,583	5,533,297
Blue Chip Growth Trust	10,585,938	16,762,853
Capital Appreciation Trust	10,052,439	11,794,918
Capital Appreciation Value Trust	27,526	585
Classic Value Trust	1,668,307	1,937,610
Core Bond Trust	3,473,688	2,541,822
Core Equity Trust	692,964	636,667
Dynamic Growth Trust	15,251	472,818
Emerging Growth Trust	252,137	1,108,018
Emerging Markets Value Trust	6,472,285	915,258
Emerging Small Company Trust	278,287	121,922
Equity-Income Trust	29,256,596	43,198,693
Financial Services Trust	895,431	500,864
Franklin Templeton Founding Allocation Trust	10,817	932
Fundamental Value Trust	3,834,748	2,339,927
Global Allocation Trust	3,190,600	366,767
Global Bond Trust	13,170,799	10,584,757
Global Real Estate Trust	321,219	45,142
Global Trust	796,625	945,620
Growth & Income Trust	1,612,700	86,788,289
Health Sciences Trust	3,918,091	3,500,916
High Yield Trust	5,183,429	5,700,179
Income & Value Trust	225,071	541,162

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Core Trust	$3,368,551	$798,247
International Equity Index Trust B	54,441,985	21,469,461
International Opportunities Trust	8,851,851	7,805,462
International Small Cap Trust	2,778,613	2,509,464
International Value Trust	3,932,007	3,642,166
Investment Quality Bond Trust	2,316,697	17,360,836
Large Cap Trust	600,698	414,682
Large Cap Value Trust	4,409,740	6,617,206
Lifestyle Aggressive Trust	4,022,355	2,789,893
Lifestyle Balanced Trust	53,430,610	6,155,140
Lifestyle Conservative Trust	1,983,202	591,962
Lifestyle Growth Trust	14,612,985	7,328,611
Lifestyle Moderate Trust	2,035,995	1,999,307
Managed Trust	2,476,348	42,865,949
Mid Cap Index Trust	9,932,335	3,822,101
Mid Cap Intersection Trust	15,348	2,710
Mid Cap Stock Trust	24,055,548	25,651,331
Mid Cap Value Trust	3,627,472	2,980,067
Mid Value Trust	7,433,117	24,526,208
Money Market Trust B	367,523,626	182,546,337
Natural Resources Trust	13,294,582	7,970,610
Optimized All Cap Trust	84,679,958	10,440,176
Optimized Value Trust	443,399	248,198
Overseas Equity Trust	9,275,063	10,749,008
Pacific Rim Trust	2,635,096	1,967,741
Quantitative Mid Cap Trust	60,948	316,522
Real Estate Securities Trust	15,518,990	16,545,389
Real Return Bond Trust	14,661,851	21,513,955
Science & Technology Trust	1,693,150	1,528,061
Short-Term Bond Trust	11,210,649	105,294,076
Small Cap Growth Trust	7,831,095	11,655,730
Small Cap Index Trust	3,270,252	2,150,400
Small Cap Opportunities Trust	433,905	204,697
Small Cap Trust	499,081	961,206
Small Cap Value Trust	15,564,697	30,783,197
Small Company Trust	517,258	758,656
Small Company Value Trust	3,934,403	2,513,059
Strategic Bond Trust	2,359,092	3,035,566
Strategic Income Trust	596,441	90,716
Total Bond Market Trust B	10,049,528	12,550,953
Total Return Trust	32,339,856	56,719,142
Total Stock Market Index Trust	4,406,696	6,054,351
U.S. Core Trust	196,471	896,008
U.S. Global Leaders Growth Trust	8,913,964	8,400,689
U.S. Government Securities Trust	747,754	605,785
U.S. High Yield Bond Trust	16,071,813	1,193,185
U.S. Large Cap Trust	902,304	205,444
Utilities Trust	18,449,021	19,715,941
Value Trust	4,616,858	1,666,397
All Asset Portfolio	20,045,222	9,616,803
Brandes International Equity Trust	47,496,552	40,792,768

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Business Opportunity Value Trust	$12,052,825	$5,464,255
CSI Equity Trust	2,211	4,450
Frontier Capital Appreciation Trust	14,840,085	13,590,692
Turner Core Growth Trust	24,687,758	23,965,011

	$1,171,018,425	$1,090,611,580

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manufile Financial Corporation, which can be terminated by either party upon two months’ notice. Under this agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04
Units, end of period (000’s)	20,463	21,981	21,785	22,550	22,008

Unit fair value $	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84
Assets, end of period $ (000’s)	315,740	537,290	506,217	453,995	422,233
Investment income ratio*	2.17%	2.94%	1.14%	0.45%	1.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 11.70%

(e)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,672	2,146	2,378	3,392	3,423

Unit fair value $	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05	16.95 to 41.17	18.99 to 40.14
Assets, end of period $ (000’s)	35,824	50,933	54,337	73,175	73,314
Investment income ratio*	5.19%	8.62%	2.88%	1.30%	3.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,423	684	675	507

Unit fair value $	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of period $ (000’s)	14,121	8,096	7,395	5,321
Investment income ratio*	6.21%	6.84%	5.15%	5.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.0	8%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4	5	5	15

Unit fair value $	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of period $ (000’s)	33	63	67	171
Investment income ratio*	1.78%	1.43%	1.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	61	32	33	5

Unit fair value $	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of period $ (000’s)	487	447	410	53
Investment income ratio*	0.42%	0.15%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	550	312	325	29

Unit fair value $	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of period $ (000’s)	5,347	4,271	4,093	319
Investment income ratio*	1.25%	1.88%	0.91%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	179	173	117	8

Unit fair value $	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of period $ (000’s)	1,495	2,283	1,519	90
Investment income ratio*	4.22%	3.06%	0.36%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, end of period (000’s)	221	194	25

Unit fair value $	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	2,189	2,131	274
Investment income ratio*	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,008	1,732	1,878	776

Unit fair value $	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of period $ (000’s)	16,441	25,432	24,649	9,287
Investment income ratio*	1.95%	1.18%	0.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	332	310	221	185

Unit fair value $	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of period $ (000’s)	2,692	4,074	2,779	2,030
Investment income ratio*	2.22%	2.03%	1.02%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,874	976	830	341

Unit fair value $	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of period $ (000’s)	18,951	17,112	12,189	4,225
Investment income ratio*	5.51%	2.41%	0.69%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4,206	4,372	4,525	4,906

Unit fair value $	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21	15.05 to 55.85
Assets, end of period $ (000’s)	61,013	114,906	104,836	101,886
Investment income ratio*	0.39%	0.80%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	4,419	4,795	4,688	4,493	4,601

Unit fair value $	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84	25.50 to 27.49	23.22 to 24.55
Assets, end of period $ (000’s)	96,474	173,897	157,312	118,830	109,760
Investment income ratio*	3.28%	2.04%	1.49%	1.43%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.47%	23.22% to 24.00%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,987	1,535	1,463	1,238	707

Unit fair value $	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.27 to 12.47
Assets, end of period $ (000’s)	20,983	24,734	22,358	16,627	8,807
Investment income ratio*	0.05%	0.71%	0.55%	0.67%	1.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	21.84% to 22.59%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,457	2,617	3,046	843

Unit fair value $	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43	12.10 to 12.15
Assets, end of period $ (000’s)	21,273	36,165	37,751	10,239
Investment income ratio*	0.50%	0.37%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%	20.95% to 21.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Capital Appreciation Value Trust
Year Ended Dec. 31/08 (x)

Units, end of period (000’s)	3

Unit fair value $	7.27
Assets, end of period $ (000’s)	20
Investment income ratio*	1.49%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	382	482	359	224

Unit fair value $	6.09 to 6.23	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of period $ (000’s)	2,376	5,509	4,695	2,522
Investment income ratio*	1.46%	2.09%	0.72%	2.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(45.89%) to (45.55%)	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	329	261	114	39

Unit fair value $	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48	10.06 to 10.10
Assets, end of period $ (000’s)	3,786	2,909	1,197	391
Investment income ratio*	5.45%	8.95%	2.20%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%	0.61% to 1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	184	192	253	114

Unit fair value $	5.16 to 5.28	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of period $ (000’s)	971	2,228	3,113	1,320
Investment income ratio*	13.80%	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(54.75%) to (54.46%)	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	12	12	12	12	10

Unit fair value $	12.60	18.48	17.01	14.43	13.76
Assets, end of period $ (000’s)	151	227	202	173	136
Investment income ratio*	1.05%	0.95%	0.81%	0.72%	0.97%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00% to 0.63%
Total return lowest to highest***	(31.79%)	8.61%	17.90%	4.90% to 6.73%	10.64%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	36	35	27

Unit fair value $	12.59 to 12.82	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of period $ (000’s)	—	508	454	310
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.79%) to (9.61%)	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Growth Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	103	180	22

Unit fair value $	6.94 to 7.09	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of period $ (000’s)	—	1,417	2,393	262
Investment income ratio*	0.42%	0.10%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.18%) to (48.90%)	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	978	336

Unit fair value $	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	5,637	4,030
Investment income ratio*	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	35	19	21	9

Unit fair value $	7.12 to 7.29	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of period $ (000’s)	253	248	243	104
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.58%) to (43.23%)	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,774	6,590	6,974	7,842

Unit fair value $	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of period $ (000’s)	109,191	194,992	199,726	188,954
Investment income ratio*	2.48%	2.94%	1.56%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	189	167	123	130

Unit fair value $	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of period $ (000’s)	1,406	2,250	1,877	1,533
Investment income ratio*	1.00%	1.56%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	1

Unit fair value $	6.79
Assets, end of period $ (000’s)	8
Investment income ratio*	8.35%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,748	1,754	1,796	1,770	2,618

Unit fair value $	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01	28.91 to 36.13	29.93 to 30.42
Assets, end of period $ (000’s)	40,217	69,656	64,001	54,635	69,531
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.33%

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	520	453	561	495

Unit fair value $	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of period $ (000’s)	4,158	5,959	7,114	5,484
Investment income ratio*	1.10%	1.66%	0.71%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,184	937	87	38

Unit fair value $	8.32 to 8.51	12.72 to 12.93	12.18 to 12.31	10.79 to 10.84
Assets, end of period $ (000’s)	10,076	12,118	1,071	415
Investment income ratio*	6.76%	9.05%	0.97%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.61%) to (34.21%)	4.41% to 5.06%	12.87% to 13.58%	7.94% to 8.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,606	1,504	1,344	1,493

Unit fair value $	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of period $ (000’s)	32,860	32,352	26,025	27,551
Investment income ratio*	0.58%	7.41%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%	(6.36%) to (5.97%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Global Real Estate Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	46

Unit fair value $	5.57
Assets, end of period $ (000’s)	254
Investment income ratio*	40.42%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(44.26%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	144	154	95	33

Unit fair value $	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of period $ (000’s)	1,193	2,115	1,286	367
Investment income ratio*	2.30%	2.24%	1.33%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (d)	Year Ended Dec. 31/04
Units, end of period (000’s)	—	3,362	3,822	6,032	6,351

Unit fair value $	27.12 to 75.32	29.65 to 82.20	18.41 to 78.98	16.34 to 70.07	23.63 to 64.29
Assets, end of period $ (000’s)	—	93,414	103,164	184,912	177,102
Investment income ratio*	0.51%	1.74%	0.68%	0.17%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.54%) to (8.36%)	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%

(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(i)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(d)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	368	397	406	397

Unit fair value $	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of period $ (000’s)	4,411	6,776	5,892	5,322
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,202	1,333	1,556	1,554

Unit fair value $	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of period $ (000’s)	10,820	17,063	19,526	17,692
Investment income ratio*	9.40%	12.67%	6.47%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	69	99	113	47

Unit fair value $	8.16 to 8.34	11.74 to 11.93	11.68 to 11.80	10.80 to 10.85
Assets, end of period $ (000’s)	570	1,181	1,329	509
Investment income ratio*	3.06%	4.24%	2.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.51%) to (30.07%)	0.50% to 1.12%	8.10% to 8.77%	8.04% to 8.49%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	872	720	696	50

Unit fair value $	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of period $ (000’s)	8,851	11,891	10,325	600
Investment income ratio*	5.72%	2.30%	0.62%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(h)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

70

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	6,401	5,181	4,427	3,842	3,335

Unit fair value $	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18	16.66 to 32.39	16.19 to 27.73
Assets, end of period $ (000’s)	102,439	156,150	110,564	79,958	57,936
Investment income ratio*	3.01%	5.13%	0.75%	1.11%	2.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	969	993	405	336

Unit fair value $	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of period $ (000’s)	8,853	18,343	6,233	4,175
Investment income ratio*	1.35%	2.56%	0.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	654	642	294	88

Unit fair value $	7.23 to 7.39	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of period $ (000’s)	4,820	10,078	4,192	983
Investment income ratio*	2.82%	3.18%	1.23%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(53.29%) to (53.00%)	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	725	788	1,166	328

Unit fair value $	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of period $ (000’s)	6,583	12,506	16,930	3,676
Investment income ratio*	3.81%	3.95%	1.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	482	1,998	2,227	12

Unit fair value $	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of period $ (000’s)	5,268	21,995	23,171	122
Investment income ratio*	2.72%	9.22%	0.29%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	76	65	28	7

Unit fair value $	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of period $ (000’s)	587	840	356	76
Investment income ratio*	1.30%	1.07%	0.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,096	1,275	926	1,956

Unit fair value $	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of period $ (000’s)	9,827	17,844	12,424	22,645
Investment income ratio*	1.57%	1.13%	0.66%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	586	620	366	47

Unit fair value $	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of period $ (000’s)	4,888	8,952	4,869	540
Investment income ratio*	1.67%	9.62%	4.07%	0.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,928	1,261	1,018	179

Unit fair value $	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of period $ (000’s)	53,175	16,569	12,569	1,959
Investment income ratio*	8.77%	7.41%	4.53%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	287	178	149	74

Unit fair value $	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21	10.30 to 10.34
Assets, end of period $ (000’s)	2,870	2,098	1,673	762
Investment income ratio*	5.18%	8.26%	4.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%	2.95% to 3.39%

(o)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	3,823	3,544	2,409	882

Unit fair value $	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of period $ (000’s)	33,172	48,519	30,723	9,888
Investment income ratio*	2.73%	7.61%	5.11%	0.12%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	111	117	70	31

Unit fair value $	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of period $ (000’s)	1,034	1,434	816	324
Investment income ratio*	3.92%	8.11%	4.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(n)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	—	1,734	1,902	5,131	5,206

Unit fair value $	19.01 to 45.11	24.27 to 57.27	18.30 to 56.17	17.03 to 52.26	21.97 to 50.88
Assets, end of period $ (000’s)	—	50,984	55,625	186,585	183,582
Investment income ratio*	0.59%	5.32%	1.97%	0.58%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.64%) to (21.22%)	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,251	823	1,265	390

Unit fair value $	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of period $ (000’s)	11,900	12,311	17,611	4,949
Investment income ratio*	1.32%	1.25%	0.52%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	4	3

Unit fair value $	5.35 to 5.40	9.27 to 9.31
Assets, end of period $ (000’s)	22	24
Investment income ratio*	0.23%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	(7.26%) to (6.87%)

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,426	1,499	1,916	2,533

Unit fair value $	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of period $ (000’s)	30,506	58,057	58,595	65,608
Investment income ratio*	0.00%	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	626	599	659	699

Unit fair value $	7.60 to 7.78	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of period $ (000’s)	4,847	7,620	8,336	7,885
Investment income ratio*	1.97%	1.15%	0.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.43%) to (39.05%)	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,877	2,823	2,812	3,113	4,412

Unit fair value $	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72
Assets, end of period $ (000’s)	26,216	60,378	59,849	55,106	72,854
Investment income ratio*	1.17%	2.23%	0.31%	0.05%	0.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.82%	17.99% to 18.74%

(f)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

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Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04
Units, end of period (000’s)	19,383	10,592	9,248	7,822	8,342

Unit fair value $	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40	13.37 to 20.56	14.5 to 14.96
Assets, end of period $ (000’s)	357,522	172,545	147,013	118,843	122,374
Investment income ratio*	1.96%	4.71%	4.62%	2.93%	1.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	0.46% to 1.08%

(g)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,299	1,071	840	413

Unit fair value $	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of period $ (000’s)	14,921	25,437	14,189	5,708
Investment income ratio*	0.70%	1.21%	0.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

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John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,689	22	18	4

Unit fair value $	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of period $ (000’s)	43,929	308	236	41
Investment income ratio*	1.32%	1.30%	2.87%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	158	148	28	6

Unit fair value $	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61	11.17 to 11.21
Assets, end of period $ (000’s)	1,197	1,912	379	72
Investment income ratio*	2.67%	2.26%	0.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%	11.68% to 12.14%

(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,075	3,414	4,030	4,748	5,450

Unit fair value $	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43
Assets, end of period $ (000’s)	36,716	70,615	74,331	73,154	70,912
Investment income ratio*	2.00%	2.34%	0.89%	0.53%	0.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%

(c)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	371	326	403	351

Unit fair value $	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of period $ (000’s)	3,405	4,999	5,664	4,450
Investment income ratio*	1.65%	1.77%	0.98%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	22	37	57

Unit fair value $	11.37 to 11.59	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of period $ (000’s)	—	263	454	670
Investment income ratio*	0.06%	0.33%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.26%) to (3.07%)	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,452	1,522	1,757	1,698

Unit fair value $	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27	28.20 to 68.95
Assets, end of period $ (000’s)	35,570	63,096	89,306	63,709
Investment income ratio*	3.35%	2.67%	1.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	880	1,863	2,303	375

Unit fair value $	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of period $ (000’s)	8,685	20,481	22,847	3,733
Investment income ratio*	0.54%	7.03%	0.82%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	93	88	15	9

Unit fair value $	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of period $ (000’s)	729	1,248	184	105
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,709	7,634	9,504	3,721	4,118

Unit fair value $	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27
Assets, end of period $ (000’s)	24,454	134,030	163,391	62,020	66,797
Investment income ratio*	2.22%	9.59%	2.13%	1.62%	3.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	0.79% to 1.43%

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,103	3,326	3,777	4,950	4,547

Unit fair value $	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91
Assets, end of period $ (000’s)	35,288	62,782	62,682	72,227	56,765
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%

(a)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,550	1,486	1,761	1,123

Unit fair value $	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48	8.68 to 13.16
Assets, end of period $ (000’s)	12,171	17,562	20,451	11,399
Investment income ratio*	1.42%	1.63%	0.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	121	106	121	39

Unit fair value $	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of period $ (000’s)	832	1,251	1,558	454
Investment income ratio*	2.64%	1.99%	0.72%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	71	55	40

Unit fair value $	7.11 to 7.27	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of period $ (000’s)	—	880	674	455
Investment income ratio*	0.02%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.68%) to (41.37%)	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	3,523	4,249	4,317	4,842	4,024

Unit fair value $	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18
Assets, end of period $ (000’s)	60,239	98,890	105,213	99,882	76,499
Investment income ratio*	1.27%	1.01%	0.10%	0.15%	0.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.02%	24.59% to 25.37%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	73	131	129	40

Unit fair value $	6.11 to 6.25	10.82 to 11.00	11.64 to 11.76	11.08 to 11.13
Assets, end of period $ (000’s)	453	1,444	1,521	450
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.51%) to (43.16%)	(7.04%) to (6.46%)	5.00% to 5.66%	10.84% to 11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	309	254	234	209

Unit fair value $	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of period $ (000’s)	2,979	3,359	3,134	2,423
Investment income ratio*	0.76%	0.20%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	292	368	627	244

Unit fair value $	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of period $ (000’s)	2,683	4,035	6,880	2,509
Investment income ratio*	8.14%	8.48%	4.75%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	64	25	29	8

Unit fair value $	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of period $ (000’s)	663	283	306	87
Investment income ratio*	15.01%	2.06%	5.14%	5.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,495	2,774	2,694	3,178	3,392

Unit fair value $	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91
Assets, end of period $ (000’s)	44,368	46,641	42,252	47,871	50,018
Investment income ratio*	5.13%	10.07%	3.65%	1.59%	4.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	6,028	8,605	8,552	2,521

Unit fair value $	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of period $ (000’s)	76,496	105,376	96,448	27,673
Investment income ratio*	3.93%	7.79%	2.05%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

90

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,522	1,607	1,811	2,140

Unit fair value $	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25	11.58 to 40.10
Assets, end of period $ (000’s)	17,810	31,072	33,489	34,989
Investment income ratio*	1.67%	2.24%	1.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,234	2,272	2,114	2,164	1,887

Unit fair value $	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76	20.84 to 24.66	20.47 to 21.65
Assets, end of period $ (000’s)	33,265	66,742	50,791	48,149	36,736
Investment income ratio*	0.02%	0.41%	0.59%	0.47%	0.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.50% to 11.18%

91

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Core Trust
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	85	84	72

Unit fair value $	7.59 to 7.76	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of period $ (000’s)	—	993	960	755
Investment income ratio*	1.27%	2.34%	1.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(33.72%) to (33.37%)	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	25	32	2

Unit fair value $	11.38 to 11.60	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of period $ (000’s)	—	283	359	21
Investment income ratio*	0.04%	1.48%	0.00%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 0.73%	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

92

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	117	109	26	6

Unit fair value $	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of period $ (000’s)	1,301	1,229	285	59
Investment income ratio*	4.10%	9.21%	4.13%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,316	59	41	27

Unit fair value $	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42	10.37 to 10.42
Assets, end of period $ (000’s)	12,239	696	468	280
Investment income ratio*	12.28%	10.90%	5.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%	3.71% to 4.16%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

93

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	590	529	201	203

Unit fair value $	7.40 to 7.57	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of period $ (000’s)	4,459	6,538	2,497	2,275
Investment income ratio*	2.72%	1.20%	0.48%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.22%) to (38.85%)	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	817	989	297	171

Unit fair value $	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of period $ (000’s)	9,689	19,063	4,488	1,973
Investment income ratio*	2.69%	2.93%	1.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

94

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	597	403	211	109

Unit fair value $	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of period $ (000’s)	5,302	6,052	2,928	1,251
Investment income ratio*	1.28%	1.57%	0.39%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

95

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

96

Prospectus dated May 1, 2009

for interests in

Separate Account S

Interests are made available under

VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides a fixed account option with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Financial Services	Money Market B
Active Bond	Franklin Templeton Founding Allocation	Natural Resources
All Cap Core	Fundamental Value	Optimized All Cap
All Cap Growth	Global	Optimized Value
All Cap Value	Global Allocation	Overseas Equity
Alpha Opportunities	Global Bond	Pacific Rim
American Asset Allocation	Global Real Estate	PIMCO VIT All Asset
American Blue Chip Income and Growth	Health Sciences	Real Estate Securities
American Bond	High Yield	Real Return Bond
American Diversified Growth and Income	International Core	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness as described in

4

your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

5

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you buy the policy, pay a premium after issue, or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium

30% of Target Premiums paid in policy year 1

15% of Target Premiums paid in policy years 2-5

10% of Target Premiums paid in policy years 6-10

4% of Target Premiums paid in policy years 11-20

3% of Target Premiums paid in policy years 21 and thereafter

3.5% of any premiums paid in excess of Target Premiums in Policy years 1-10

3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount

(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$54.74 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy year 1-5 plus 2¢ per 1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy year 1-5 plus 2¢ per 1,000 of Total Sum Insured at issue only during policy years 1- 3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
Asset-based risk charge(5)	Monthly	.08% of account value

.07% in policy years 1-15 for policies with Total Sum Insured at issue of less than $5 million .06% in policy years 1-15 for policies with Total Sum Insured at issue of $5 million - $15 million

.06% in policy years 1-15 for policies with Total Sum Insured at issue of $15 million or more

.01% in policy years 16 and thereafter, regardless of Total Sum Insured at issue

Maximum policy loan interest rate(6)	Accrues daily Payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	The second part of this charge is guaranteed not to exceed $200.

(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(6)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.00% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost

8

of	a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Age 100 Waiver of Charges Rider(1)
Minimum charge	Monthly	$0.0001 per $1,000 of amount at risk
Maximum charge	Monthly	$2.28 per $1,000 of amount at risk
Charge for representative insured persons	Monthly	$0.0003 per $1,000 of amount at risk
Enhanced Cash Value Rider	Upon payment of premium	2% of all premiums paid in the first policy year up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(2)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit

(1)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rate vary by the issue age and the insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old tobacco underwriting risks. The “maximum” rate shown in the table is for two 85 year old preferred underwriting risks. The “representative insured persons” referred to in the table are two 50 year old preferred underwriting risks.

(2)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Diversified Growth and Income, American Global Diversification, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond, American New World, American Fundamental Holdings and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

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Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core[3]	0.77%	0.00%	0.05%	0.00%	0.82%
All Cap Growth[3]	0.85%	0.00%	0.10%	0.00%	0.95%
All Cap Value[3]	0.85%	0.00%	0.09%	0.00%	0.94%
Alpha Opportunities[3,4]	1.02%	0.00%	0.04%	0.00%	1.06%
American Asset Allocation[5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[5]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[5]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Fundamental Holdings[4,7]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[5]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[5]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[5]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[4,5,6]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[8]	0.84%	0.00%	0.07%	0.00%	0.91%
Blue Chip Growth[3,8]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Capital Appreciation Value[3,8,9]	0.95%	0.00%	0.15%	0.00%	1.10%
Core Allocation Plus[3,9]	0.92%	0.00%	0.22%	0.00%	1.14%
Core Bond[3,9]	0.64%	0.00%	0.07%	0.00%	0.71%
Core Strategy[10]	0.05%	0.00%	0.05%	0.52%	0.62%
Disciplined Diversification[3,11]	0.80%	0.00%	0.19%	0.00%	0.99%
Emerging Small Company[3]	0.97%	0.00%	0.08%	0.00%	1.05%
Equity-Income[3,8]	0.81%	0.00%	0.05%	0.00%	0.86%
Financial Services[3]	0.82%	0.00%	0.08%	0.00%	0.90%
Franklin Templeton Founding Allocation[12]	0.04%	0.00%	0.04%	0.83%	0.91%
Fundamental Value[3]	0.76%	0.00%	0.05%	0.00%	0.81%
Global[3,9,13,14]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3,9]	0.85%	0.00%	0.10%	0.05%	1.00%
Global Bond[3,9]	0.70%	0.00%	0.10%	0.00%	0.80%
Global Real Estate[3]	0.93%	0.00%	0.12%	0.00%	1.05%
Health Sciences[3,8,9]	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Core[3,9]	0.89%	0.00%	0.14%	0.00%	1.03%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
International Opportunities[3,9]	0.87%	0.00%	0.13%	0.00%	1.00%
International Small Cap[3,9]	0.94%	0.00%	0.16%	0.00%	1.10%
International Value[3,9,13]	0.81%	0.00%	0.14%	0.00%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.09%	0.00%	0.68%
Large Cap[3]	0.72%	0.00%	0.03%	0.00%	0.75%
Large Cap Value[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Lifestyle Aggressive	0.04%	0.00%	0.04%	0.86%	0.94%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Lifestyle Conservative	0.04%	0.00%	0.03%	0.71%	0.78%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Index[3,15]	0.47%	0.00%	0.03%	0.00%	0.50%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,8]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Optimized Value[3]	0.65%	0.00%	0.05%	0.00%	0.70%
Overseas Equity[3,9]	0.98%	0.00%	0.14%	0.00%	1.12%
Pacific Rim[3,9]	0.80%	0.00%	0.25%	0.00%	1.05%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	1.64%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[3,9,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science & Technology[3,8,9]	1.05%	0.00%	0.07%	0.00%	1.12%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Small Cap Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[3,13]	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[3]	1.06%	0.00%	0.06%	0.00%	1.12%
Small Company Value[3,8]	1.02%	0.00%	0.06%	0.00%	1.08%
Strategic Bond[3,9]	0.67%	0.00%	0.06%	0.00%	0.73%
Strategic Income[3]	0.69%	0.00%	0.08%	0.00%	0.77%
Total Bond Market B2, 18	0.47%	0.00%	0.05%	0.00%	0.52%
Total Return[3,17]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
U.S. Government Securities[3]	0.61%	0.00%	0.09%	0.00%	0.70%
U.S. High Yield Bond[3]	0.73%	0.00%	0.06%	0.00%	0.79%
Utilities[3,9]	0.83%	0.00%	0.10%	0.00%	0.93%
Value[3]	0.74%	0.00%	0.06%	0.00%	0.80%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’ Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as

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indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	Money Market B	0.29%
International Equity Index B	0.35%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	Global Real Estate	1.05%	Pacific Rim	1.05%
All Cap Core	0.82%	Health Sciences	1.13%	Real Estate Securities	0.75%
All Cap Growth	0.95%	High Yield	0.72%	Real Return Bond	0.74%
All Cap Value	0.94%	International Core	1.03%	Science and Technology	1.12%
Alpha Opportunities	1.06%	International Opportunities	1.00%	Short Term Bond	0.66%
Blue Chip Growth	0.85%	International Small Cap	1.10%	Small Cap Growth	1.14%
Capital Appreciation	0.76%	International Value	0.93%	Small Cap Index	0.53%
Capital Appreciation Value	1.10%	Investment Quality Bond	0.68%	Small Cap Opportunities	1.06%
Core Allocation Plus	1.14%	Large Cap	0.75%	Small Cap Value	1.12%
Core Bond	0.71%	Large Cap Value	0.86%	Small Company Value	1.08%
Disciplined Diversification	0.70%	Mid Cap Index	0.50%	Strategic Bond	0.73%
Emerging Small Company	1.05%	Mid Cap Intersection	0.93%	Strategic Income	0.77%
Equity-Income	0.86%	Mid Cap Stock	0.89%	Total Return	0.75%
Financial Services	0.90%	Mid Value	1.08%	Total Stock Market Index	0.53%
Fundamental Value	0.81%	Natural Resources	1.08%	U.S. Government Securities	0.70%
Global	0.91%	Optimized All Cap	0.74%	U.S. High Yield Bond	0.79%
Global Allocation	1.00%	Optimized Value	0.70%	Utilities	0.93%
Global Bond	0.80%	Overseas Equity	1.12%	Value	0.80%

4For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

5Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

6The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

7The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

8T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

9 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

10The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such

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as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.54%. For more information, please see the prospectus for the underlying portfolio.

11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.86%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.91%, 0.93% and 1.06%, respectively. For more information, please see the prospectus for the underlying portfolios.

14The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

15The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

16 Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory, supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

18Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above- average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities
Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the- counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company.”S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion

MSCI All Country World Ex US Index — $199 million to $176 billion

MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion

Russell 1000 Value Index — $41 million to $337.9 billion

Russell 2000 Index — $3.2 million to $3.7 billion

Russell 3000 Index — $3 million to $337.9 billion

Russell MidCap Index — $41 million to $13.8 billion

Russell MidCap Value Index — $41 million to $13.8 billion

S&P 500 Index — $224 million to $337.9 billion

S&P MidCap 400 Index — $42 million to $4.6 billion

S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

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We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

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We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2008, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 4%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

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Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

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(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

•	any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and

•

on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional “Age 100 Waiver of

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Charges Rider”, if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

•	We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

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For the same amount of premiums paid, the charges deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

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•	We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

•

The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $250,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

•	Total Sum Insured decreases

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more

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information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

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All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

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Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

•	You can only make such a transfer once in each policy year.

•	Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

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The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Any partial

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withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25% Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

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Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

•	Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

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Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die.

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Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, ..0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively). For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. (That monthly percentage equates to an effective annual percentage of .10%). The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

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•

Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.

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Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

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Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its

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organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

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Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

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Enhanced Cash Value Rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy’s account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described under “Deductions from premium payments.” The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

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•

Four Year Term Tider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

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Age 100 waiver of charges rider - Provides for the continuation of the Total Sum Insured in force when the insured person attains age 100, without charge, if the policy’s account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state

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insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

•	JHVLICO at one of the addresses shown on the back cover of this prospectus, or

•	the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or

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trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

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If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number

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of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 5% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

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•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to

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state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-4702

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 33-64366

Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Separate Account S (the “Account”), a separate account established by JHVLICO under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 5% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 8%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 16, 2009

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
	(in millions)
Assets
Investments
Fixed maturities:
Available for sale—at fair value (cost: 2008—$5,049; 2007—$4,971)	$4,626	$4,968
Equity securities:
Available-for-sale—at fair value (cost: 2008—$1; 2007—$2)	1	4
Mortgage loans on real estate	993	1,032
Investment real estate	255	258
Policy loans	510	465
Other invested assets	251	208

Total Investments	6,636	6,935

Cash and cash equivalents	434	185
Accrued investment income	78	73
Goodwill	411	411
Value of business acquired	1,439	1,276
Deferred policy acquisition costs	662	545
Amounts due from affiliates	2	121
Intangible assets	207	211
Reinsurance recoverable	571	483
Other assets	18	5
Separate account assets	7,029	7,949

Total Assets	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2008	2007
	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$7,083	$6,924
Policyholders’ funds	86	50
Unearned revenue	244	104
Unpaid claims and claim expense reserves	63	38
Policyholder dividends	2	2
Amounts due to affiliates	99	179
Current income tax payable	—	84
Deferred income tax liability	520	463
Other liabilities	330	280
Separate account liabilities	7,029	7,949

Total Liabilities	15,456	16,073

Commitments and Legal Proceedings (Note 7)

Shareholder’s Equity
Common stock ($50.00 par value; 50,000 shares authorized, issued, and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	2,016	2,017
Retained earnings	137	97
Accumulated other comprehensive (loss) income	(124)	5

Total Shareholder’s Equity	2,031	2,121

Total Liabilities and Shareholder’s Equity	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2008	2007	2006
	(in millions)
Revenues
Premiums	$72	$59	$71
Fee income	153	345	263
Net investment income	333	368	358
Net realized investment and other gains (losses)	(72)	4	(6)

Total revenues	486	776	686

Benefits and expenses
Benefits to policyholders	251	349	257
Policyholder dividends	19	22	20
Amortization of deferred policy acquisition costs and value of business acquired	8	59	76
Other operating costs and expenses	76	76	121

Total benefits and expenses	354	506	474

Income before income taxes	132	270	212

Income taxes	67	92	71

Net income	$65	$178	$141

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006	$2	$2,017	$38	$(13)	$2,044	50
Comprehensive income:
Net income			141		141
Other comprehensive income, net of tax:
Net unrealized investment gains				7	7
Cash flow hedges				1	1

Comprehensive income					149

Dividends paid to Parent			(95)		(95)

Balance at December 31, 2006	$2	$2,017	$84	$(5)	$2,098	50

Comprehensive income:
Net income			178		178
Other comprehensive income, net of tax:
Net unrealized investment gains				10	10

Comprehensive income					188

Adoption of FSP No. FAS13-2			(15)		(15)
Dividends paid to Parent			(150)		(150)

Balance at December 31, 2007	$2	$2,017	$97	$5	$2,121	50

Comprehensive income:
Net income			65		65
Other comprehensive income, net of tax:
Net unrealized investment losses				(130)	(130)
Cash flow hedges				1	1

Comprehensive loss					(64)

Dividends paid to Parent			(25)		(25)
Transfer of invested assets from affiliate		(1)			(1)

Balance at December 31, 2008	$2	$2,016	$137	$(124)	$2,031	50

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31
	2008	2007	2006
	(in millions)
Cash flows from operating activities:
Net income	$65	$178	$141
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net—fixed maturities	21	26	38
Net realized investment and other (gains) losses	72	(4)	6
Amortization of deferred policy acquisition costs	18	39	51
Amortization of value of business acquired	(10)	20	25
Capitalization of deferred policy acquisition costs	(76)	(85)	(198)
Depreciation and amortization	8	9	6
(Increase) decrease in accrued investment income	(5)	(6)	4
Decrease in other assets and other liabilities, net	170	10	86
Increase in policyholder liabilities and accruals, net	25	110	141
Increase in deferred income taxes	127	16	47

Net cash provided by operating activities	415	313	347

Cash flows from investing activities:
Sales of:
Fixed maturities	274	463	865
Equity securities	—	149	6
Real estate	1	—	—
Other invested assets	45	39	224
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	259	144	98
Mortgage loans on real estate	150	202	169
Purchases of:
Fixed maturities	(698)	(1,001)	(1,410)
Equity securities	—	(4)	(111)
Real estate	(2)	(1)	(100)
Other invested assets	(95)	(54)	(83)
Mortgage loans on real estate issued	(104)	(181)	(94)
FSP No. FAS 13-2 transition adjustment	—	(15)	—
Other, net	(80)	3	(18)

Net cash used in investing activities	$(250)	$(256)	$(454)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2008	2007	2006
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(25)	$(150)	$(95)
Universal life and investment-type contracts deposits	312	366	769
Universal life and investment-type contract maturities and withdrawals	(286)	(382)	(778)
Net transfers from separate accounts to policyholders’ funds	83	29	247

Net cash provided by (used in) financing activities	84	(137)	143

Net increase (decrease) in cash and cash equivalents	249	(80)	36
Cash and cash equivalents at beginning of year	185	265	229

Cash and cash equivalents at end of year	$434	$185	$265

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Variable Life Insurance Company (“JHVLICO” or the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (“JHLICO”). JHLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), which is an indirect, wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to customers located primarily in the United States. These products, including individual life insurance and fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company is licensed in all states except New York.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, John Hancock Life & Health Insurance Company (formerly known as Manulife Insurance Company). Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated.

On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The accompanying consolidated financial statements include purchase accounting adjustments related to the acquisition.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities other than leveraged leases as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts is included in net investment income. Impairments in value deemed to be other than temporary are reported as a component of net realized and other gains (losses).

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at the lease’s expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to Separate Accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004, MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of the Company’s identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name and distribution networks recognized at the acquisition date. Brand name is not subject to amortization. Distribution networks are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and brand name for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs. DAC are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC and unearned revenue amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Income reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 3% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, and 28%, 29%, and 24% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds for universal life and investment-type products are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends are approved annually by the Company’s Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the proper level of statutory surplus to be retained by the Company.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the FASB issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (ABS), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available for sale and generally have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other than temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheet or Consolidated Statements of Income.

Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels (“Level 1, 2 and 3”) with the most observable input level being Level 1. The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

In February 2008, the FASB issued FSP SFAS No. 157-2 which delayed the effective date of SFAS No. 157 to the Company’s fiscal years beginning January 1, 2009 for nonfinancial assets and liabilities which are not fair valued on a recurring basis. As a result of the issuance of FSP SFAS No. 157-2, the Company did not apply the provisions of SFAS No. 157 to nonfinancial assets and liabilities during 2008. Expiration of FSP SFAS No. 157-2’s deferral on January 1, 2009 did not result in any impact to the Company’s financial statements.

In October 2008, the FASB issued FSP SFAS No. 157-3 which provides additional guidance on determining fair values of illiquid securities. This FSP was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. The Company determined that the provisions of FSP SFAS No. 157-3 did not impact the assessment of fair values of any of its financial assets or liabilities.

Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”)

In February 2007, the FASB issued SFAS No. 159 to provide companies with the opportunity to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on an instrument-by-instrument basis.

On January 1, 2008, the Company adopted SFAS No. 159 but did not elect the fair value option for any of its financial assets or liabilities. Accordingly, the adoption of this standard did not have any impact on the Company’s financial position or results of operations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interest be included in shareholder equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s financial statements in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively.

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $3 million and $0 million, respectively.

FASB Staff Position SFAS No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (“FSP No. SFAS 13-2”)

In September 2006, the FASB issued FSP No. SFAS 13-2 which requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP SFAS No. 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. SFAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15 million net of tax.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Consolidated Balance Sheet at December 31, 2007 or Consolidated Statement of Income for the year ended December 31, 2007.

AICPA Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no impact to the Company’s Consolidated Balance Sheet or Consolidated Statement of Income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,947	$41	$378	$3,610
Asset-backed and mortgage-backed securities	727	2	108	621
Obligations of states and political subdivisions	10	—	—	10
U.S. Treasury securities and obligations of U.S. government corporations and agencies	138	20	—	158
Other fixed maturities(1)	227	—	—	227

Total fixed maturities available-for-sale at fair value	5,049	63	486	4,626
Equity securities available for sale	1	—	—	1

Total fixed maturities and equity securities	$5,050	$63	$486	$4,627

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,898	$45	$45	$3,898
Asset-backed and mortgage-backed securities	811	6	10	807
Obligations of states and political subdivisions	9	—	—	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	22	1	—	23
Other fixed maturities(1)	231	—	—	231

Total fixed maturities available-for-sale at fair value	4,971	52	55	4,968
Equity securities available for sale	2	2	—	4

Total fixed maturities and equity securities	$4,973	$54	$55	$4,972

(1)

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Fixed maturities available-for-sale:
Due in one year or less	$250	$247
Due after one year through five years	1,805	1,718
Due after five years through ten years	1,192	1,058
Due after ten years	848	755

	4,095	3,778
Asset-backed and mortgage-backed securities	727	621

Total	$4,822	$4,399

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities Available-For-Sale—By Investment Age

	Year ended December 31, 2008
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$2,072	$279	$535	$99	$2,607	$378
Asset-backed and mortgage-backed securities	318	49	234	59	552	108

Total fixed maturity securities available-for-sale	$2,390	$328	$769	$158	$3,159	$486

	Year ended December 31, 2007
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$600	$14	$1,056	$31	$1,656	$45
Asset-backed and mortgage-backed securities	90	2	311	8	401	10

Total fixed maturity securities available-for-sale	$690	$16	$1,367	$39	$2,057	$55

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $80 million at December 31, 2008 from $7 million at December 31, 2007 primarily due to interest rate changes.

At December 31, 2008 and 2007, there were 1,107 and 839 fixed maturity securities with an aggregate gross unrealized loss of $486 million and $55 million, respectively, of which the single largest unrealized loss was $10 million and $2 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

The Company had no unrealized losses on equity securities available-for-sale at December 31, 2008 and December 31, 2007, respectively.

Available-for-sale securities with amortized cost of $4 million were non-income producing for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $22 million and $18 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$159	East North Central	$95
Industrial	132	East South Central	52
Office buildings	173	Middle Atlantic	115
Retail	282	Mountain	62
Mixed use	19	New England	77
Agricultural	57	Pacific	280
Agri Business	113	South Atlantic	194
Other	62	West North Central	20
		West South Central	102

Allowance for losses	(4)	Allowance for losses	(4)

Total	$993	Total	$993

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2008	$2	$3	$1	$4

Year ended December 31, 2007	3	1	2	2

Year ended December 31, 2006	4	1	2	3

Mortgage loans with carrying value of $2 million were non-income producing for the year ended December 31, 2008. At December 31, 2008, mortgage loans with carrying value of $1 million were delinquent by less than 90 days and $2 million were delinquent by 90 days or more.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2008	2007
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$6	$3
Provision for losses	(4)	(2)

Net impaired mortgage loans on real estate	$2	$1

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Average recorded investment in impaired loans	$4	$5	$10
Interest income recognized on impaired loans	—	—	—

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007. Depreciation expense on investment real estate was $5 million, $5 million, and $3 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $16 million and $11 million at December 31, 2008 and 2007, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2008	2007	2006
	(in millions)
Net investment income
Fixed maturities	$271	$277	$265
Equity securities	—	—	5
Mortgage loans on real estate	59	58	60
Investment real estate	7	12	11
Policy loans	24	23	20
Short-term investments	12	19	8
Other	(23)	(6)	4

Gross investment income	350	383	373

Less investment expenses	17	15	15

Net investment income	$333	$368	$358

Net realized investment and other gains (losses)
Fixed maturities	$(108)	$(6)	$1
Equity securities	—	17	1
Mortgage loans on real estate	(1)	(1)	4
Derivatives and other invested assets	37	(6)	(12)

Net realized investment and other gains (losses)	$(72)	$4	$(6)

Gross gains were realized on the sale of available-for-sale securities of $13 million, $25 million, and $20 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $0 million, $3 million, and $15 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $116 million, $20 million, and $9 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Income.

Note 3 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net gains of $3 million, net loss of $5 million, and net gains of $2 million, respectively, related to the ineffective portion of its fair value hedges and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any gains or losses related to the ineffective portion of cash flow hedges. For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2008, 2007 and 2006, the Company had no gains or losses reclassified from accumulated other comprehensive income to net income. It is anticipated that no gains or losses will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 7.5 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008, 2007 and 2006, net gains (net of tax) of $1 million, $0 million and $1 million, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2008, 2007 and 2006, net losses of $29 million, $8 million and $4 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts and fixed maturities.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

Outstanding derivative instruments were as follows:

	December 31,
	2008			2007
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$181	$5	$5	$221	$2	$2
Interest rate cap agreements	—	—	—	150	—	—
Cross currency rate swap agreements	4	—	—	—	—	—
Credit default swaps	1	—	—	—	—	—
Embedded derivatives - fixed maturities	—	—	—	1	—	—
Embedded derivatives - reinsurance	—	34	34	—	—	—

Total Assets	$186	$39	$39	$372	$2	$2

Liabilities:
Derivatives:
Interest rate swap agreements	$924	$132	$132	$1,022	$42	$42
Cross currency rate swap agreements	10	1	1	24	5	5
Credit default swaps	—	—	—	8	—	—
Embedded derivatives - fixed maturities	15	1	1	10	—	—
Embedded derivatives - reinsurance	—	—	—	—	25	25
Foreign exchange forward agreements	—	—	—	1	—	—

Total Liabilities	$949	$134	$134	$1,065	$72	$72

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with credit worthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had not accepted any collateral and pledged collateral of $107 million and $0 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

Note 4 — Income Taxes

JHVLICO and its subsidiaries join with JHLICO and other affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Current taxes:
Federal	$(45)	$76	$24
Foreign	—	—	—

Total	(45)	76	24

Deferred taxes:
Federal	112	16	47
Foreign	—	—	—

Total	112	16	47

Total income tax expense	$67	$92	$71

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Tax at 35%	$46	$95	$74
Add (deduct):
Prior year taxes	26 (1)	(2)	3
Tax credits	(3)	(3)	(3)
Tax-exempt investment income	(5)	(5)	—
Lease income	—	4	—
Unrecognized tax benefits	3	4	—
Other	—	(1)	(3)

Total income tax expense	$67	$92	$71

(1)	During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in a $28 million increase in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This increase is included in the prior year taxes adjustment line above.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2008	2007
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$103	$153
Other comprehensive income	67	—
Federal interest deficiency	17	12
Dividends payable to policyholders	1	1
Other	7	69

Total deferred tax assets	195	235

Deferred tax liabilities:
Securities and other investments	33	112
Deferred policy acquisition costs	104	62
Value of business acquired	576	519
Lease income	2	2
Other comprehensive income	—	3

Total deferred tax liabilities	715	698

Net deferred tax liabilities	$(520)	$(463)

At December 31, 2008 and 2007, respectively; the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $27 million and $18 million in 2008 and 2007, respectively, and received an income tax refund of $21 million in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

The Internal Revenue Service (“IRS”) completed its examinations for years 1996 through 1998 on September 30, 2003 and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. On June 23, 2008 the Company and the IRS Appeals Division agreed to a compromise settlement on several issues that arose in the 1996 through 1998 examination and on December 17, 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. On March 16, 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS commenced an examination of the Company’s income tax returns for the years 2002 through 2004 in the first quarter of 2007. It is anticipated that the audit will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$106	$95
Additions based on tax positions related to the current year	17	15
Reductions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	24	—
Reductions for tax positions of prior years	(3)	(4)

Balance, end of year	$144	$106

Included in the balance as of December 31, 2008 and December 31, 2007 are $20 million and $18 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008 and December 31, 2007 are $124 million and $88 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $17 million, $10 million, and $10 million in interest expense, respectively. The Company had approximately $50 million and $34 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Company, Ltd. (“JHRECO”), an affiliated company. This agreement was amended and restated on April 1, 2007 in order to clarify the wording. The Company entered into this agreement to facilitate its capital management process. The risks reinsured under this agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance policies. The Company recorded a reinsurance recoverable from JHRECO of $28 million and $20 million at December 31, 2008 and 2007, respectively, which is included with other reinsurance recoverables on the Consolidated Balance Sheets. There were no premiums ceded to JHRECO during the years ended December 31, 2008, 2007, and 2006, respectively.

The Company has a modified coinsurance agreement with JHLICO to reinsure 50% of its post 1993 issues of certain flexible premium variable life insurance and scheduled premium variable life insurance policies. The agreement increased the Company’s income before income taxes by $6 million, $5 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Service Agreements

JHLICO provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. JHLICO annually determines a fee (the “parent company service fee”) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operation. The parent company service fee is included in deferred policy acquisition costs on the Company’s Consolidated Balance Sheets and as an investment expense in net investment income and in other operating costs and expenses in the Consolidated Statements of Income. As of December 31, 2008 and 2007, respectively, there were accrued payables from the Company to JHLICO of $11 million and $12 million related to these services. Costs incurred were $42 million, $52 million, and $80 million for the years ended December 31, 2008, 2007, and 2006, respectively. JHLICO has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1 million.

JHLICO allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $8 million, $11 million, and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

On September 2, 2008, the Company purchased a $60 million funding agreement from John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), an affiliate.

The Company participates in a liquidity pool operated by an affiliate, JHUSA, in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements as amended November 13, 2007. The Company had $387 million and $120 million invested in this pool at December 31, 2008 and 2007, respectively.

At December 31, 2008 and 2007, the Company had a $250 million line of credit with JHFS. At December 31, 2008 and 2007, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the Securities and Exchange Commission (“SEC”). The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to the fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, MFC provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS continued to guarantee MVAs that were outstanding before June 29, 2005; however, did not guarantee MVAs issued on or after June 29, 2005. JHFS and MFC are jointly and severally liable under such guarantees.

MFC’s guarantee of the MVAs is an unsecured obligation of MFC and is subordinated in the right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the MVAs. Following May, 2005, JHFS ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and MFC began reporting condensed consolidating financial information regarding the Company in MFC’s quarterly and annual reports.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,
	2008		2007		2006
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$149	$149	$157	$157	$163	$163

Assumed	1	1	1	1	1	1

Ceded	(78)	(78)	(99)	(99)	(93)	(93)

Net life premiums	$72	$72	$59	$59	$71	$71

At December 31, 2008, 2007, and 2006, benefits to policyholders under life ceded reinsurance contracts were $57 million, $45 million, and $34 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 — Commitments, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $13 million and $1 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

Contingencies. The Company is an investor in leveraged leases and previously established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the year ended December 31, 2008, the Company increased this provision by $18 million (after tax). The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $29 million at December 31, 2008.

Legal Proceedings. The Company is, primarily through its parent, JHLICO, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHLICO, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2006	$(12)	$(1)	$(13)
Gross unrealized investment gains (net of deferred income tax expense of $4 million)	8	—	8
Reclassification adjustment for gains realized in net income (net of income tax expense of $2 million)	(4)	—	(4)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2 million)	3	—	3

Net unrealized investment gains	7	—	7
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $0 million)	—	1	1

Balance at December 31, 2006	$(5)	$—	$(5)

Gross unrealized investment gains (net of deferred income tax expense of $14 million)	27	—	27
Reclassification adjustment for gains realized in net income (net of income tax expense of $8 million)	(14)	—	(14)
Adjustment for deferred policy acquisition costs (net of deferred income tax benefit of $1 million)	(3)	—	(3)

Net unrealized investment gains	10	—	10

Balance at December 31, 2007	$5	$—	$5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2008	$5	$—	$5
Gross unrealized investment losses (net of deferred income tax benefit of $141 million)	(263)	—	(263)
Reclassification adjustment for gains realized in net income (net of income tax expense of $5 million)	(8)	—	(8)
Adjustment for deferred policy acquisition costs, value of business acquired and reserves (net of deferred income tax expense of $76 million)	141	—	141

Net unrealized investment losses	(130)	—	(130)
Net gains on the effective portion of the change in fair value of cash flow hedges, (net of deferred income tax expense of $1 million)	—	1	1

Balance at December 31, 2008	$(125)	$1	$(124)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2008	2007	2006
	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$(423)	$(3)	$(33)
Equity investments	—	2	13
Other investments	5	—	—

Total	(418)	(1)	(20)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, value of business acquired and reserves	226	9	13
Deferred income taxes	67	(3)	2

Total	293	6	15

Net unrealized investment gains (losses)	$(125)	$5	$(5)

Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is the Commonwealth of Massachusetts. The Company’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus.

The Company’s statutory net income for the years ended December 31, 2008, 2007, and 2006 was $43 million (unaudited), $169 million, and $105 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $545 million (unaudited) and $605 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner of Insurance (“the Commissioner”). Massachusetts law also limits the dividends an insurer may pay without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31, if such insurer is a life company.

Note 9 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers, and (3) Corporate and Other.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual annuities consisting of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate and Other Segment. Primarily consists of the Company’s corporate operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2008
Revenues from external customers	$212	$13	$—	$225
Net investment income	322	10	1	333
Net realized investment and other losses	(69)	(3)	—	(72)

Revenues	$465	$20	$1	$486

Net income (loss)	$79	$(11)	$(3)	$65

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$11	$—	$—	$11
Carrying value of investments accounted for under the equity method	164	7	—	171
Amortization of deferred policy acquisition costs and value of business acquired	(8)	16	—	8
Income taxes	76	(9)	—	67
Segment assets	$15,164	$2,323	$—	$17,487

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2007
Revenues from external customers	$385	$19	$—	$404
Net investment income	359	12	(3)	368
Net realized investment and other gains (losses)	7	—	(3)	4

Revenues	$751	$31	$(6)	$776

Net income (loss)	$179	$8	$(9)	$178

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10	$—	$—	$10
Carrying value of investments accounted for under the equity method	145	6	—	151
Amortization of deferred policy acquisition costs and value of business acquired	51	8	—	59
Income taxes	91	—	1	92
Segment assets	$17,236	$920	$38	$18,194

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2006
Revenues from external customers	$312	$22	$—	$334
Net investment income	348	10	—	358
Net realized investment and other losses	(6)	—	—	(6)

Revenues	$654	$32	$—	$686

Net income (loss)	$142	$—	$(1)	$141

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$13	$—	$—	$13
Carrying value of investments accounted for under the equity method	139	7	—	146
Amortization of deferred policy acquisition costs and value of business acquired	67	9	—	76
Income taxes	71	—	—	71

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$4,399	$4,737	$4,737
Equity securities:
Available-for-sale	1	1	4	4
Mortgage loans on real estate	993	962	1,032	1,016
Policy loans	510	510	465	465
Cash and cash equivalents	434	434	185	185
Derivatives:
Interest rate swap agreements	5	5	2	2
Embedded derivatives- reinsurance	34	34	—	—
Separate account assets	7,029	7,029	7,949	7,949

Liabilities:
Fixed rate deferred and immediate annuities	140	136	156	148
Derivatives:
Interest rate swap agreements	132	132	42	42
Cross currency rate swap agreements	1	1	5	5
Embedded derivatives- fixed maturities	1	1	—	—
Embedded derivatives- reinsurance	—	—	25	25

(1)	Fixed maturities excludes leveraged leases of $227 million and $231 million at December 31, 2008 and 2007, respectively, which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Included in the Level 1 category are publicly traded equities and some separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, and cross currency swaps and certain separate account assets.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securities that have little or no price transparency.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), the Company holds assets and liabilities classified as embedded derivatives in the consolidated balance sheet. The fair value of embedded derivatives primarily relate to reinsurance agreements is determined based on a total return swap methodology. These total return swaps presented within other liabilities on the balance sheet representing the difference between the statutory book value and fair value of the modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position (“SOP”) No. 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, derivatives, limited partnerships, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of investments in limited partnerships.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008:

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$—	$4,066	$333
Equity securities:
Available-for-sale	1	1	—	—
Derivative assets (2)	5	—	5	—
Embedded derivatives (3)	34	—	34	—
Separate account assets (4)	7,029	6,454	512	63

Total assets at fair value	$11,468	$6,455	$4,617	$396

Liabilities:
Derivative liabilities (3)	133	—	133	—
Embedded derivatives	1	—	—	1

Total liabilities at fair value	$134	$—	$133	$1

(1)	Fixed maturities excludes leveraged leases of $227 million which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.
(2)	Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities in the consolidated balance sheet. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives are presented within fixed maturities and other liabilities in the consolidated balance sheet.
(4)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP No. 03-1.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Equity Securities		Net Embedded Derivatives		Separate Account Assets (6)
	(in millions)
Beginning Balance: January 1, 2008	$446		$1		$—		$69
Net realized/unrealized gains (losses) included in:
Net income	(52	)(2)	1	(4)	(1	)(5)	(9)
Other comprehensive income	(77	)(3)	—		—		—

Purchases, issuances, (sales) and (settlements), net	1		(2)		—		3

Transfers in and/or (out) of Level 3, net (1)	15		—		—		—

Balance as of December 31, 2008	$333		$—		$(1)		$63

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets still held at December 31, 2008	$—		$—		$—		$—

(1)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)	This amount is included in net realized investments and other gains on the statement of operations.
(3)	This amount is included in accumulated other comprehensive (loss) on the balance sheet.
(4)	This amount is included in net realized investment and other gains (losses) on the statement of income and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2008. All gains and (losses) related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the statement of operations. All gains and (losses) on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure as it is impracticable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Total
Balance at January 1, 2008	$369	$42	$411

Balance at December 31, 2008	$369	$42	$411

Balance at January 1, 2007	$369	$42	$411

Balance at December 31, 2007	$369	$42	$411

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2008		2007
	(in millions)
Balance, beginning of year	$1,276		$1,299
Amortization	10	(1)	(20)
Change in unrealized investment gains (losses)	153		(3)

Balance, end of year	$1,439		$1,276

(1)	In 2008, VOBA amortization includes significant unlocking due to the impact of lower estimated gross profit arising from lower interest spreads. This unlocking contributed to the overall negative amortization during the year.

The following table provides estimated future amortization net of tax for the periods indicated:

VOBA Amortization
(in millions)
2009	$32
2010	26
2011	29
2012	30
2013	30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount
	(in millions)
December 31, 2008
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(12)	122

Total	$219	$(12)	$207

December 31, 2007
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(8)	126

Total	$219	$(8)	$211

Amortization expense (net of tax) for other intangible assets were $2 million for the years ended December 31, 2008, 2007, and 2006. Amortization expense for other intangible assets is expected to be approximately $2 million in 2009, $2 million in 2010, $2 million in 2011, $3 million in 2012, and $3 million in 2013.

Note 12 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2008	2007
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$4,572	$6,438
Net amount at risk related to deposits	456	51
Average attained age of contract holders	47	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death and income benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2008	2007
	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$118	$209
Net amount at risk	26	9
Average attained age of contract holders	64	65

Return of net deposits plus a minimum return
In the event of death
Account value	$62	$112
Net amount at risk	75	46
Average attained age of contract holders	66	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$231	$421
Net amount at risk	113	31
Average attained age of contract holders	61	63

Guaranteed Minimum Income Benefit
Account value	$27	$48
Net amount at risk	19	9
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2008	2007
	(in millions)
Type of Fund
Domestic Equity	$2,178	$3,726
International Equity	377	635
Balanced	617	950
Bonds	829	917
Money Market	362	281

Total	$4,363	$6,509

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Total
	(in millions)
Balance at January 1, 2008	$34	$1	$35
Incurred guarantee benefits	(2)	—	(2)
Other reserve changes	5	—	5

Balance at December 31, 2008	$37	$1	$38

Balance at January 1, 2007	$30	$1	$31
Incurred guarantee benefits	4	—	4

Balance at December 31, 2007	$34	$1	$35

The GMDB gross reserves were determined in accordance with AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP No. 03-1”). The GMIB gross reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business or $27 million of account value has this rider.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined for each of the asset classes noted above.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 29%.

•	The discount rate was 6.5% for SOP No. 03-01 calculations.

Note 13 — Deferred Policy Acquisition Costs

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$545	$500
Capitalization	76	85
Amortization	(18)	(39)
Change in unrealized investment gains and losses	59	(1)

Balance, end of year	$662	$545

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

“Active” sub-accounts

500 Index Trust B	Large Cap Value Trust
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Intersection Trust
American Growth-Income Trust	Mid Cap Stock Trust
American International Trust	Mid Cap Value Trust
Blue Chip Growth Trust	Mid Value Trust
Capital Appreciation Trust	Money Market Trust B
Capital Appreciation Value Trust	Natural Resources Trust
Classic Value Trust	Optimized All Cap Trust
Core Bond Trust	Optimized Value Trust
Core Equity Trust	Overseas Equity Trust
Emerging Markets Value Trust	Pacific Rim Trust
Emerging Small Company Trust	Real Estate Securities Trust
Equity-Income Trust	Real Return Bond Trust
Financial Services Trust	Science & Technology Trust
Franklin Templeton Founding Allocation Trust	Short-Term Bond Trust
Fundamental Value Trust	Small Cap Growth Trust
Global Allocation Trust	Small Cap Index Trust
Global Bond Trust	Small Cap Opportunities Trust
Global Real Estate Trust	Small Cap Value Trust
Global Trust	Small Company Trust
Health Sciences Trust	Small Company Value Trust
High Yield Trust	Strategic Bond Trust
Income & Value Trust	Strategic Income Trust
International Core Trust	Total Bond Market Trust B
International Equity Index Trust B	Total Return Trust
International Opportunities Trust	Total Stock Market Index Trust
International Small Cap Trust	U.S. Government Securities Trust
International Value Trust	U.S. High Yield Bond Trust
Investment Quality Bond Trust	U.S. Large Cap Trust
Large Cap Trust	Utilities Trust
Value Trust

Report of Independent Registered Public Accounting Firm

All Asset Portfolio	CSI Equity Trust
Brandes International Equity Trust	Frontier Capital Appreciation Trust
Business Opportunity Value Trust	Turner Core Growth Trust

“Closed” sub-accounts

Dynamic Growth Trust	Quantitative Mid Cap Trust
Emerging Growth Trust	Small Cap Trust
Growth & Income Trust	U.S. Core Trust
Managed Trust	U.S. Global Leaders Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
500 Index Trust B - 28,090,714 shares (cost $428,139,511)	$315,739,628
Active Bond Trust - 4,528,932 shares (cost $43,114,751)	35,823,855
All Cap Core Trust - 2,801 shares (cost $52,811)	32,743
All Cap Growth Trust - 42,162 shares (cost $754,808)	486,974
All Cap Value Trust - 954,807 shares (cost $7,624,052)	5,346,920
American Blue Chip Income and Growth Trust - 168,917 shares (cost $2,637,531)	1,494,915
American Bond Trust - 204,578 shares (cost $2,648,993)	2,188,985
American Growth Trust - 1,416,077 shares (cost $29,214,709)	16,440,650
American Growth-Income Trust - 233,444 shares (cost $4,313,089)	2,691,613
American International Trust - 1,324,352 shares (cost $28,012,587)	18,951,474
Blue Chip Growth Trust - 5,001,067 shares (cost $86,854,766)	61,013,020
Capital Appreciation Trust - 3,392,857 shares (cost $30,236,759)	21,273,212
Capital Appreciation Value Trust - 2,267 shares (cost $26,765)	20,428
Classic Value Trust - 371,804 shares (cost $4,514,161)	2,375,827
Core Bond Trust - 307,817 shares (cost $3,850,308)	3,786,145
Core Equity Trust - 205,724 shares (cost $2,213,932)	971,019
Dynamic Growth Trust	—
Emerging Growth Trust	—
Emerging Markets Value Trust - 837,597 shares (cost $8,844,898)	5,637,029
Emerging Small Company Trust - 18,129 shares (cost $372,015)	252,535
Equity-Income Trust - 10,996,092 shares (cost $176,641,621)	109,191,190
Financial Services Trust - 186,971 shares (cost $2,682,242)	1,406,021
Franklin Templeton Founding Allocation Trust - 1,124 shares (cost $9,529)	8,269
Fundamental Value Trust - 426,048 shares (cost $6,260,318)	4,158,232
Global Allocation Trust - 1,481,821 shares (cost $16,210,225)	10,076,382
Global Bond Trust - 2,280,376 shares (cost $34,331,527)	32,860,217
Global Real Estate Trust - 41,105 shares (cost $254,739)	253,615
Global Trust - 113,311 shares (cost $1,917,261)	1,193,168
Growth & Income Trust	—
Health Sciences Trust - 425,369 shares (cost $6,225,534)	4,411,079
High Yield Trust - 1,846,373 shares (cost $16,700,098)	10,819,745
Income & Value Trust - 79,757 shares (cost $867,315)	570,259
International Core Trust - 1,092,747 shares (cost $14,651,407)	8,851,255
International Equity Index Trust B - 9,179,154 shares (cost $162,979,004)	102,439,356
International Opportunities Trust - 1,074,445 shares (cost $16,732,464)	8,853,430
International Small Cap Trust - 580,747 shares (cost $10,777,122)	4,820,203
International Value Trust - 730,616 shares (cost $11,421,394)	6,582,848
Investment Quality Bond Trust - 509,495 shares (cost $5,736,438)	5,268,180
Large Cap Trust - 68,908 shares (cost $976,867)	587,092
Large Cap Value Trust - 699,431 shares (cost $14,803,674)	9,827,000
Lifestyle Aggressive Trust - 900,241 shares (cost $8,752,641)	4,888,311
Lifestyle Balanced Trust - 6,183,142 shares (cost $62,483,940)	53,175,020
Lifestyle Conservative Trust - 279,184 shares (cost $3,504,908)	2,870,014
Lifestyle Growth Trust - 4,146,508 shares (cost $53,967,548)	33,172,068
Lifestyle Moderate Trust - 112,890 shares (cost $1,361,591)	1,034,073
Managed Trust	—

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
Mid Cap Index Trust - 1,115,245 shares (cost $18,644,005)	$11,899,661
Mid Cap Intersection Trust - 3,267 shares (cost $36,969)	21,986
Mid Cap Stock Trust - 3,478,429 shares (cost $50,690,303)	30,505,822
Mid Cap Value Trust - 664,822 shares (cost $8,788,431)	4,846,550
Mid Value Trust - 3,901,119 shares (cost $43,775,401)	26,215,517
Money Market Trust B - 357,522,087 shares (cost $357,522,087)	357,522,087
Natural Resources Trust - 1,119,341 shares (cost $30,585,188)	14,920,816
Optimized All Cap Trust - 5,084,410 shares (cost $72,813,739)	43,929,301
Optimized Value Trust - 165,264 shares (cost $2,246,355)	1,196,513
Overseas Equity Trust - 4,954,954 shares (cost $58,378,052)	36,716,211
Pacific Rim Trust - 564,631 shares (cost $5,563,692)	3,404,722
Quantitative Mid Cap Trust	—
Real Estate Securities Trust - 5,038,232 shares (cost $77,516,070)	35,569,919
Real Return Bond Trust - 751,921 shares (cost $10,000,165)	8,684,689
Science & Technology Trust - 88,182 shares (cost $1,203,365)	729,268
Short-Term Bond Trust - 3,508,518 shares (cost $33,144,967)	24,454,367
Small Cap Growth Trust - 5,710,040 shares (cost $54,827,748)	35,288,045
Small Cap Index Trust - 1,328,674 shares (cost $18,568,044)	12,170,649
Small Cap Opportunities Trust - 74,328 shares (cost $1,587,746)	832,469
Small Cap Trust	—
Small Cap Value Trust - 5,135,427 shares (cost $91,227,369)	60,238,557
Small Company Trust - 70,710 shares (cost $825,693)	453,252
Small Company Value Trust - 230,234 shares (cost $4,253,415)	2,979,232
Strategic Bond Trust - 319,767 shares (cost $3,212,289)	2,682,847
Strategic Income Trust - 59,333 shares (cost $783,540)	663,347
Total Bond Market Trust B - 4,495,238 shares (cost $45,022,126)	44,367,997
Total Return Trust - 5,695,934 shares (cost $78,248,287)	76,496,389
Total Stock Market Index Trust - 2,234,648 shares (cost $25,680,427)	17,810,147
U.S. Core Trust	—
U.S. Global Leaders Growth Trust	—
U.S. Government Securities Trust - 107,370 shares (cost $1,391,137)	1,301,319
U.S. High Yield Bond Trust - 1,330,285 shares (cost $15,408,653)	12,238,626
U.S. Large Cap Trust - 472,876 shares (cost $7,310,869)	4,459,222
Utilities Trust - 1,187,384 shares (cost $15,597,306)	9,689,050
Value Trust - 539,379 shares (cost $9,183,834)	5,302,093

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,529,852 shares (cost $17,103,909)	14,120,532
Brandes International Equity Trust - 10,219,717 shares (cost $173,799,218)	96,474,130
Business Opportunity Value Trust - 2,728,558 shares (cost $31,564,695)	20,982,610
CSI Equity Trust - 14,336 shares (cost $191,398)	151,103
Frontier Capital Appreciation Trust - 2,918,531 shares (cost $68,556,888)	40,217,361
Turner Core Growth Trust - 3,429,424 shares (cost $56,972,134)	33,265,412

Total assets	$2,004,645,817

Contract Owners’ Equity
Variable universal life insurance contracts	$2,004,645,817

See accompanying notes.

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$9,320,711	$15,789,468	$2,283,696	$4,600,515

Total investment income	9,320,711	15,789,468	2,283,696	4,600,515
Expenses:
Mortality and expense risk	291,046	351,827	65,454	70,894

Net investment income (loss)	9,029,665	15,437,641	2,218,242	4,529,621

Realized gains (losses) on investments:
Capital gain distributions	2,822,940	—	—	—
Net realized gains (losses)	10,582,840	18,161,411	(953,605)	152,552

Realized gains (losses)	13,405,780	18,161,411	(953,605)	152,552
Unrealized appreciation (depreciation) during the period	(207,609,135)	(7,562,680)	(5,867,509)	(2,618,222)

Net increase (decrease) in assets from operations	(185,173,690)	26,036,372	(4,602,872)	2,063,951

Changes from principal transactions:
Transfer of net premiums	14,740,756	24,824,092	1,928,101	2,727,962
Transfer on terminations	(21,173,264)	(27,436,601)	(4,079,221)	(7,268,460)
Transfer on policy loans	(1,519,110)	(2,356,151)	(53,655)	(371,444)
Net interfund transfers	(28,425,459)	10,005,836	(8,301,817)	(555,527)

Net increase (decrease) in assets from principal transactions	(36,377,077)	5,037,176	(10,506,592)	(5,467,469)

Total increase (decrease) in assets	(221,550,767)	31,073,548	(15,109,464)	(3,403,518)

Assets, beginning of period	537,290,395	506,216,847	50,933,319	54,336,837

Assets, end of period	$315,739,628	$537,290,395	$35,823,855	$50,933,319

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$851,061	$585,362	$823	$1,137	$2,552	$582

851,061	585,362	823	1,137	2,552	582

2,185	993	100	105	1,383	307

848,876	584,369	723	1,032	1,169	275

49,500	—	—	—	—	—
(1,496,344)	(27,165)	(411)	2,833	(4,957)	17,722

(1,446,844)	(27,165)	(411)	2,833	(4,957)	17,722
(2,908,020)	109,437	(22,121)	(1,985)	(314,730)	31,673

(3,505,988)	666,641	(21,809)	1,880	(318,518)	49,670

139,885	97,521	3,605	21,103	37,603	11,714
(347,555)	(157,262)	(1,280)	(4,069)	(18,327)	(15,079)
20,124	(1,578)	—	—	—	—
9,717,589	96,562	(10,666)	(22,553)	338,816	(8,954)

9,530,043	35,243	(8,341)	(5,519)	358,092	(12,319)

6,024,055	701,884	(30,150)	(3,639)	39,574	37,351

8,096,477	7,394,593	62,893	66,532	447,400	410,049

$14,120,532	$8,096,477	$32,743	$62,893	$486,974	$447,400

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$63,089	$75,079	$81,981	$53,283

Total investment income	63,089	75,079	81,981	53,283
Expenses:
Mortality and expense risk	6,755	4,372	725	1,446

Net investment income (loss)	56,334	70,707	81,256	51,837

Realized gains (losses) on investments:
Capital gain distributions	98,748	1,754,766	21,603	362,683
Net realized gains (losses)	(1,181,984)	(154,562)	(182,746)	5,027

Realized gains (losses)	(1,083,236)	1,600,204	(161,143)	367,710
Unrealized appreciation (depreciation) during the period	(789,781)	(1,359,830)	(806,510)	(406,900)

Net increase (decrease) in assets from operations	(1,816,683)	311,081	(886,397)	12,647

Changes from principal transactions:
Transfer of net premiums	121,783	245,761	163,520	122,955
Transfer on terminations	(202,637)	(151,783)	(81,561)	(94,358)
Transfer on policy loans	208,945	(210,239)	(6,848)	(2,887)
Net interfund transfers	2,764,358	(16,216)	23,004	725,424

Net increase (decrease) in assets from principal transactions	2,892,449	(132,477)	98,115	751,134

Total increase (decrease) in assets	1,075,766	178,604	(788,282)	763,781

Assets, beginning of period	4,271,154	4,092,550	2,283,197	1,519,416

Assets, end of period	$5,346,920	$4,271,154	$1,494,915	$2,283,197

See accompanying notes.

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$221,955	$80,401	$465,141	$330,861	$78,082	$105,009

221,955	80,401	465,141	330,861	78,082	105,009

8,964	6,610	15,702	15,251	7,084	8,245

212,991	73,791	449,439	315,610	70,998	96,764

67	573	257,749	2,487,748	62,871	180,083
(38,782)	(294)	(3,353,856)	2,771,364	(114,446)	(243,446)

(38,715)	279	(3,096,107)	5,259,112	(51,575)	(63,363)
(420,621)	(48,536)	(11,562,494)	(2,702,074)	(1,606,148)	(317,165)

(246,345)	25,534	(14,209,162)	2,872,648	(1,586,725)	(283,764)

148,500	128,497	1,309,952	1,650,629	213,761	378,602
(148,058)	(21,020)	(1,562,991)	(3,289,589)	(136,619)	(126,792)
—	—	(123,865)	(132,550)	(40,964)	(113,580)
303,443	1,724,890	5,594,982	(318,590)	167,814	1,440,481

303,885	1,832,367	5,218,078	(2,090,100)	203,992	1,578,711

57,540	1,857,901	(8,991,084)	782,548	(1,382,733)	1,294,947

2,131,445	273,544	25,431,734	24,649,186	4,074,346	2,779,399

$2,188,985	$2,131,445	$16,440,650	$25,431,734	$2,691,613	$4,074,346

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$970,240	$348,932	$345,435	$885,358

Total investment income	970,240	348,932	345,435	885,358
Expenses:
Mortality and expense risk	16,946	17,081	176,073	224,656

Net investment income (loss)	953,294	331,851	169,362	660,702

Realized gains (losses) on investments:
Capital gain distributions	294,923	1,302,174	1,599,972	—
Net realized gains (losses)	(1,426,008)	683,953	978,996	7,091,325

Realized gains (losses)	(1,131,085)	1,986,127	2,578,968	7,091,325
Unrealized appreciation (depreciation) during the period	(10,342,939)	159,105	(48,694,677)	4,669,237

Net increase (decrease) in assets from operations	(10,520,730)	2,477,083	(45,946,347)	12,421,264

Changes from principal transactions:
Transfer of net premiums	680,603	676,557	4,178,103	5,319,821
Transfer on terminations	(873,006)	(1,573,563)	(7,078,044)	(7,626,217)
Transfer on policy loans	14,647	(135,529)	(352,486)	293,829
Net interfund transfers	12,537,825	3,479,041	(4,693,821)	(338,687)

Net increase (decrease) in assets from principal transactions	12,360,069	2,446,506	(7,946,248)	(2,351,254)

Total increase (decrease) in assets	1,839,339	4,923,589	(53,892,595)	10,070,010

Assets, beginning of period	17,112,135	12,188,546	114,905,615	104,835,605

Assets, end of period	$18,951,474	$17,112,135	$61,013,020	$114,905,615

See accompanying notes.

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$4,568,881	$3,518,855	$11,001	$160,054	$157,084	$139,782

4,568,881	3,518,855	11,001	160,054	157,084	139,782

4,769	7,703	262	500	51,097	62,088

4,564,112	3,511,152	10,739	159,554	105,987	77,694

11,573,649	23,518,109	754,638	1,911,196	—	157,261
(3,044,908)	14,167,110	(355,350)	393,026	(157,649)	680,642

8,528,741	37,685,219	399,288	2,304,222	(157,649)	837,903
(81,081,706)	(28,794,598)	(9,984,217)	(1,386,907)	(12,991,788)	3,168,605

(67,988,853)	12,401,773	(9,574,190)	1,076,869	(13,043,450)	4,084,202

9,095,629	8,127,759	3,781,251	3,089,203	2,197,622	2,678,071
(5,876,324)	(10,817,143)	(1,750,069)	(1,458,449)	(2,682,466)	(3,055,733)
(1,570,732)	(424,690)	59,503	(234,194)	(263,548)	8,374
(11,082,551)	7,297,745	3,732,507	(98,067)	(1,100,073)	(5,300,559)

(9,433,978)	4,183,671	5,823,192	1,298,493	(1,848,465)	(5,669,847)

(77,422,831)	16,585,444	(3,750,998)	2,375,362	(14,891,915)	(1,585,645)

173,896,961	157,311,517	24,733,608	22,358,246	36,165,127	37,750,772

$96,474,130	$173,896,961	$20,982,610	$24,733,608	$21,273,212	$36,165,127

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust	Classic Value Trust
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$168	$67,814	$109,706

Total investment income	168	67,814	109,706
Expenses:
Mortality and expense risk	—	1,519	2,537

Net investment income (loss)	168	66,295	107,169

Realized gains (losses) on investments:
Capital gain distributions	—	65,116	662,448
Net realized gains (losses)	(176)	(2,118,827)	(89,214)

Realized gains (losses)	(176)	(2,053,711)	573,234
Unrealized appreciation (depreciation) during the period	(6,337)	(744,642)	(1,570,250)

Net increase (decrease) in assets from operations	(6,345)	(2,732,058)	(889,847)

Changes from principal transactions:
Transfer of net premiums	—	72,086	126,766
Transfer on terminations	(544)	(100,781)	(457,401)
Transfer on policy loans	—	—	259
Net interfund transfers	27,317	(372,018)	2,033,447

Net increase (decrease) in assets from principal transactions	26,773	(400,713)	1,703,071

Total increase (decrease) in assets	20,428	(3,132,771)	813,224

Assets, beginning of period	—	5,508,598	4,695,374

Assets, end of period	$20,428	$2,375,827	$5,508,598

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Core Bond Trust		Core Equity Trust		CSI Equity Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$190,012	$145,374	$195,603	$714	$2,040	$2,070

190,012	145,374	195,603	714	2,040	2,070

869	465	277	392	—	—

189,143	144,909	195,326	322	2,040	2,070

—	—	38,850	186,717	171	20,017
2,560	9,081	(226,197)	67,716	571	1,254

2,560	9,081	(187,347)	254,433	742	21,271
(57,700)	(35,183)	(1,086,728)	(364,332)	(74,073)	(5,000)

134,003	118,807	(1,078,749)	(109,577)	(71,291)	18,341

326,248	265,636	170,733	322,661	—	852
(671,746)	(51,040)	(82,450)	(116,021)	(4,460)	(3,962)
(44,527)	10	10,318	(43,717)	—	—
1,132,746	1,379,283	(276,480)	(938,887)	11	10,016

742,721	1,593,889	(177,879)	(775,964)	(4,449)	6,906

876,724	1,712,696	(1,256,628)	(885,541)	(75,740)	25,247

2,909,421	1,196,725	2,227,647	3,113,188	226,843	201,596

$3,786,145	$2,909,421	$971,019	$2,227,647	$151,103	$226,843

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust		Emerging Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$3,322	$2,237

Total investment income	—	—	3,322	2,237
Expenses:
Mortality and expense risk	237	1,363	1,333	2,196

Net investment income (loss)	(237)	(1,363)	1,989	41

Realized gains (losses) on investments:
Capital gain distributions	—	—	7,383	552,441
Net realized gains (losses)	(29,488)	38,899	(868,449)	(317,407)

Realized gains (losses)	(29,488)	38,899	(861,066)	235,034
Unrealized appreciation (depreciation) during the period	(21,363)	(10,054)	307,660	(177,651)

Net increase (decrease) in assets from operations	(51,088)	27,482	(551,417)	57,424

Changes from principal transactions:
Transfer of net premiums	16,114	88,053	31,030	80,464
Transfer on terminations	(6,739)	(207,738)	(72,927)	(33,160)
Transfer on policy loans	—	(236)	—	(81)
Net interfund transfers	(466,705)	147,261	(823,356)	(1,081,299)

Net increase (decrease) in assets from principal transactions	(457,330)	27,340	(865,253)	(1,034,076)

Total increase (decrease) in assets	(508,418)	54,822	(1,416,670)	(976,652)

Assets, beginning of period	508,418	453,596	1,416,670	2,393,322

Assets, end of period	—	$508,418	—	$1,416,670

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Markets Value Trust		Emerging Small Company Trust		Equity-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$193,903	$26,122	—	—	$3,823,338	$6,005,134

193,903	26,122	—	—	3,823,338	6,005,134

1,822	401	261	330	184,072	238,341

192,081	25,721	(261)	(330)	3,639,266	5,766,793

9,317	85,458	106	58,902	4,231,546	22,777,975
(682,425)	10,508	(61,493)	(20,207)	(7,802,860)	5,981,218

(673,108)	95,966	(61,387)	38,695	(3,571,314)	28,759,193
(3,267,356)	59,486	(90,513)	(24,318)	(64,056,124)	(28,366,661)

(3,748,383)	181,173	(152,161)	14,047	(63,988,172)	6,159,325

398,298	5,844	45,109	45,777	7,611,788	8,788,311
(95,485)	(1,637,581)	(33,592)	(17,542)	(9,617,098)	(13,942,275)
(12,757)	—	(200)	(2,756)	(1,463,414)	(597,232)
5,065,574	5,480,346	145,203	(33,911)	(18,344,185)	(5,141,591)

5,355,630	3,848,609	156,520	(8,432)	(21,812,909)	(10,892,787)

1,607,247	4,029,782	4,359	5,615	(85,801,081)	(4,733,462)

4,029,782	—	248,176	242,561	194,992,271	199,725,733

$5,637,029	$4,029,782	$252,535	$248,176	$109,191,190	$194,992,271

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust		Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$19,433	$28,552	$298

Total investment income	19,433	28,552	298
Expenses:
Mortality and expense risk	2,203	4,227	—

Net investment income (loss)	17,230	24,325	298

Realized gains (losses) on investments:
Capital gain distributions	113,820	342,911	—
Net realized gains (losses)	(259,431)	130,188	(355)

Realized gains (losses)	(145,611)	473,099	(355)
Unrealized appreciation (depreciation) during the period	(979,586)	(636,644)	(1,260)

Net increase (decrease) in assets from operations	(1,107,967)	(139,220)	(1,317)

Changes from principal transactions:
Transfer of net premiums	105,891	115,774	3,887
Transfer on terminations	(42,424)	(125,566)	(942)
Transfer on policy loans	(18,559)	3,245	—
Net interfund transfers	218,609	519,660	6,641

Net increase (decrease) in assets from principal transactions	263,517	513,113	9,586

Total increase (decrease) in assets	(844,450)	373,893	8,269

Assets, beginning of period	2,250,471	1,876,578	—

Assets, end of period	$1,406,021	$2,250,471	$8,269

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust		Global Allocation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$67,035	$96,030	$730,873	$649,017

—	—	67,035	96,030	730,873	649,017

1,983	3,266	5,712	4,856	567	323

(1,983)	(3,266)	61,323	91,174	730,306	648,694

1,830,334	6,285,978	64,648	218,599	22,093	873,485
(849,853)	5,800,134	(1,049,193)	411,184	(103,126)	33,250

980,481	12,086,112	(984,545)	629,783	(81,033)	906,735
(29,838,630)	(4,638,662)	(2,246,231)	(552,031)	(4,762,093)	(1,445,275)

(28,860,132)	7,444,184	(3,169,453)	168,926	(4,112,820)	110,154

4,118,583	4,243,159	439,629	455,024	2,200,057	1,983,405
(3,324,344)	(4,184,103)	(993,586)	(2,108,557)	(189,243)	(122,923)
(1,097,322)	(219,127)	(5,136)	(76,145)	—	—
(275,874)	(1,628,311)	1,927,943	405,705	60,619	9,076,226

(578,957)	(1,788,382)	1,368,850	(1,323,973)	2,071,433	10,936,708

(29,439,089)	5,655,802	(1,800,603)	(1,155,047)	(2,041,387)	11,046,862

69,656,450	64,000,648	5,958,835	7,113,882	12,117,769	1,070,907

$40,217,361	$69,656,450	$4,158,232	$5,958,835	$10,076,382	$12,117,769

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust		Global Real Estate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$202,539	$2,453,017	$15,317

Total investment income	202,539	2,453,017	15,317
Expenses:
Mortality and expense risk	33,071	31,722	—

Net investment income (loss)	169,468	2,421,295	15,317

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	83,945	(129,286)	(21,339)

Realized gains (losses)	83,945	(129,286)	(21,339)
Unrealized appreciation (depreciation) during the period	(2,161,752)	823,305	(1,124)

Net increase (decrease) in assets from operations	(1,908,339)	3,115,314	(7,146)

Changes from principal transactions:
Transfer of net premiums	1,376,888	1,134,559	3,889
Transfer on terminations	(1,835,324)	(1,791,566)	(762)
Transfer on policy loans	(24,449)	21,578	—
Net interfund transfers	2,899,459	3,846,601	257,634

Net increase (decrease) in assets from principal transactions	2,416,574	3,211,172	260,761

Total increase (decrease) in assets	508,235	6,326,486	253,615

Assets, beginning of period	32,351,982	26,025,496	—

Assets, end of period	$32,860,217	$32,351,982	$253,615

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Global Trust		Growth & Income Trust		Health Sciences Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$33,170	$43,713	$414,485	$1,743,108	—	—

33,170	43,713	414,485	1,743,108	—	—

174	165	75,044	282,935	10,032	7,447

32,996	43,548	339,441	1,460,173	(10,032)	(7,447)

—	118,826	—	8,996,042	131,050	1,197,677
(138,853)	81,824	(3,880,096)	1,117,802	(1,006,862)	239,873

(138,853)	200,650	(3,880,096)	10,113,844	(875,812)	1,437,550
(634,139)	(243,806)	(4,358,437)	(7,648,286)	(1,775,178)	(461,626)

(739,996)	392	(7,899,092)	3,925,731	(2,661,022)	968,477

546,450	286,037	1,141,605	4,231,027	332,041	316,608
(52,213)	(167,331)	(2,396,851)	(7,138,086)	(375,006)	(417,368)
(7,243)	(28,926)	61,165	(230,785)	(343,223)	(48,097)
(668,985)	738,662	(84,320,949)	(10,537,998)	682,345	63,954

(181,991)	828,442	(85,515,030)	(13,675,842)	296,157	(84,903)

(921,987)	828,834	(93,414,122)	(9,750,111)	(2,364,865)	883,574

2,115,155	1,286,321	93,414,122	103,164,233	6,775,944	5,892,370

$1,193,168	$2,115,155	—	$93,414,122	$4,411,079	$6,775,944

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust		Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,361,757	$2,295,521	$22,740	$50,845

Total investment income	1,361,757	2,295,521	22,740	50,845
Expenses:
Mortality and expense risk	17,138	26,146	961	881

Net investment income (loss)	1,344,619	2,269,375	21,779	49,964

Realized gains (losses) on investments:
Capital gain distributions	—	—	14,016	86,293
Net realized gains (losses)	(841,277)	342,314	(78,177)	25,837

Realized gains (losses)	(841,277)	342,314	(64,161)	112,130
Unrealized appreciation (depreciation) during the period	(4,885,663)	(2,305,857)	(216,003)	(149,082)

Net increase (decrease) in assets from operations	(4,382,321)	305,832	(258,385)	13,012

Changes from principal transactions:
Transfer of net premiums	894,211	1,082,096	142,565	97,722
Transfer on terminations	(1,086,596)	(1,457,364)	(24,923)	(21,581)
Transfer on policy loans	(50,709)	104,195	—	—
Net interfund transfers	(1,618,274)	(2,497,747)	(469,528)	(237,257)

Net increase (decrease) in assets from principal transactions	(1,861,368)	(2,768,820)	(351,886)	(161,116)

Total increase (decrease) in assets	(6,243,689)	(2,462,988)	(610,271)	(148,104)

Assets, beginning of period	17,063,434	19,526,422	1,180,530	1,328,634

Assets, end of period	$10,819,745	$17,063,434	$570,259	$1,180,530

See accompanying notes.

Sub-Account
International Core Trust		International Equity Index Trust B		International Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$591,151	$262,780	$4,136,593	$7,085,024	$193,123	$226,051

591,151	262,780	4,136,593	7,085,024	193,123	226,051

2,509	2,719	123,834	147,446	8,042	5,675

588,642	260,061	4,012,759	6,937,578	185,081	220,376

140,511	1,501,409	1,218,112	13,400,708	614,804	2,511,007
(134,709)	81,897	(821,745)	4,463,441	(3,313,432)	229,923

5,802	1,583,306	396,367	17,864,149	(2,698,628)	2,740,930
(5,475,555)	(664,888)	(85,860,982)	(5,290,872)	(7,222,919)	(1,444,793)

(4,881,111)	1,178,479	(81,451,856)	19,510,855	(9,736,466)	1,516,513

791,302	250,087	4,126,090	6,591,233	601,647	386,124
(255,150)	(182,361)	(6,625,585)	(5,239,331)	(3,625,897)	(878,691)
—	(68)	(90,463)	(254,042)	3,036	(4,771)
1,305,000	319,791	30,331,610	24,976,376	3,267,718	11,091,160

1,841,152	387,449	27,741,652	26,074,236	246,504	10,593,822

(3,039,959)	1,565,928	(53,710,204)	45,585,091	(9,489,962)	12,110,335

11,891,214	10,325,286	156,149,560	110,564,469	18,343,392	6,233,057

$8,851,255	$11,891,214	$102,439,356	$156,149,560	$8,853,430	$18,343,392

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust		International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$216,273	$276,565	$399,735	$599,326

Total investment income	216,273	276,565	399,735	599,326
Expenses:
Mortality and expense risk	6,124	6,658	16,214	18,272

Net investment income (loss)	210,149	269,907	383,521	581,054

Realized gains (losses) on investments:
Capital gain distributions	110,539	2,593,380	351,144	2,195,566
Net realized gains (losses)	(1,725,565)	345,689	(1,825,068)	916,865

Realized gains (losses)	(1,615,026)	2,939,069	(1,473,924)	3,112,431
Unrealized appreciation (depreciation) during the period	(3,800,995)	(2,676,210)	(4,388,319)	(2,434,691)

Net increase (decrease) in assets from operations	(5,205,872)	532,766	(5,478,722)	1,258,794

Changes from principal transactions:
Transfer of net premiums	713,248	408,701	709,897	999,184
Transfer on terminations	(292,736)	(326,443)	(708,144)	(2,276,301)
Transfer on policy loans	(35,404)	(47,794)	(63,274)	(35,703)
Net interfund transfers	(436,646)	5,317,923	(383,303)	(4,369,864)

Net increase (decrease) in assets from principal transactions	(51,538)	5,352,387	(444,824)	(5,682,684)

Total increase (decrease) in assets	(5,257,410)	5,885,153	(5,923,546)	(4,423,890)

Assets, beginning of period	10,077,613	4,192,460	12,506,394	16,930,284

Assets, end of period	$4,820,203	$10,077,613	$6,582,848	$12,506,394

See accompanying notes.

Sub-Account
Investment Quality Bond Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$495,679	$2,259,584	$12,379	$8,435	$215,111	$188,143

495,679	2,259,584	12,379	8,435	215,111	188,143

84,611	120,779	1,889	1,566	11,355	12,570

411,068	2,138,805	10,490	6,869	203,756	175,573

—	—	—	55,309	—	1,055,278
(1,436,500)	(41,914)	(124,712)	19,014	(1,066,891)	375,060

(1,436,500)	(41,914)	(124,712)	74,323	(1,066,891)	1,430,338
(246,643)	(746,665)	(314,494)	(95,602)	(4,742,277)	(978,896)

(1,272,075)	1,350,226	(428,716)	(14,410)	(5,605,412)	627,015

159,181	93,764	123,807	83,770	773,397	895,446
(412,605)	(4,070,742)	(50,037)	(181,384)	(1,010,659)	(2,051,098)
(495)	—	(320)	(26,447)	(471,564)	(19,226)
(15,201,287)	1,451,434	102,076	622,309	(1,702,397)	5,967,481

(15,455,206)	(2,525,544)	175,526	498,248	(2,411,223)	4,792,603

(16,727,281)	(1,175,318)	(253,190)	483,838	(8,016,635)	5,419,618

21,995,461	23,170,779	840,282	356,444	17,843,635	12,424,017

$5,268,180	$21,995,461	$587,092	$840,282	$9,827,000	$17,843,635

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$131,884	$705,768	$2,305,081	$1,124,170

Total investment income	131,884	705,768	2,305,081	1,124,170
Expenses:
Mortality and expense risk	13,130	10,456	36,514	15,797

Net investment income (loss)	118,754	695,312	2,268,567	1,108,373

Realized gains (losses) on investments:
Capital gain distributions	1,011,492	170,057	931,530	26,527
Net realized gains (losses)	(1,674,561)	53,217	(1,503,451)	183,454

Realized gains (losses)	(663,069)	223,274	(571,921)	209,981
Unrealized appreciation (depreciation) during the period	(3,621,876)	(385,667)	(9,165,988)	(421,376)

Net increase (decrease) in assets from operations	(4,166,191)	532,919	(7,469,342)	896,978

Changes from principal transactions:
Transfer of net premiums	897,341	916,852	3,519,739	2,059,903
Transfer on terminations	(326,291)	(217,699)	(4,819,656)	(968,845)
Transfer on policy loans	(612)	(48)	(172,820)	(2,232,858)
Net interfund transfers	(468,222)	2,851,628	45,548,110	4,244,422

Net increase (decrease) in assets from principal transactions	102,216	3,550,733	44,075,373	3,102,622

Total increase (decrease) in assets	(4,063,975)	4,083,652	36,606,031	3,999,600

Assets, beginning of period	8,952,286	4,868,634	16,568,989	12,569,389

Assets, end of period	$4,888,311	$8,952,286	$53,175,020	$16,568,989

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$136,188	$148,507	$1,187,554	$3,031,930	$51,186	$85,582

136,188	148,507	1,187,554	3,031,930	51,186	85,582

32	—	76,150	65,045	1,444	1,676

136,156	148,507	1,111,404	2,966,885	49,742	83,906

48,210	5,016	2,357,000	186,191	30,914	1,836
(19,841)	4,950	(1,966,461)	116,830	(150,038)	3,761

28,369	9,966	390,539	303,021	(119,124)	5,597
(599,057)	(63,670)	(20,664,823)	(949,549)	(287,066)	(51,396)

(434,532)	94,803	(19,162,880)	2,320,357	(356,448)	38,107

400,709	240,636	4,481,082	4,660,283	162,692	210,309
(90,390)	(65,158)	(4,869,050)	(1,560,375)	(164,841)	(55,125)
(404)	—	111,401	(53,042)	(1,213)	(67,136)
896,958	153,917	4,092,539	12,428,306	(40,606)	491,953

1,206,873	329,395	3,815,972	15,475,172	(43,968)	580,001

772,341	424,198	(15,346,908)	17,795,529	(400,416)	618,108

2,097,673	1,673,475	48,518,976	30,723,447	1,434,489	816,381

$2,870,014	$2,097,673	$33,172,068	$48,518,976	$1,034,073	$1,434,489

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust		Mid Cap Index Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$260,661	$2,851,651	$156,108	$203,188

Total investment income	260,661	2,851,651	156,108	203,188
Expenses:
Mortality and expense risk	117,473	167,299	6,528	6,641

Net investment income (loss)	143,188	2,684,352	149,580	196,547

Realized gains (losses) on investments:
Capital gain distributions	272,566	1,052,142	294,948	1,669,496
Net realized gains (losses)	(10,683,354)	199,504	(1,168,558)	934,979

Realized gains (losses)	(10,410,788)	1,251,646	(873,610)	2,604,475
Unrealized appreciation (depreciation) during the period	89,315	(3,017,809)	(5,353,390)	(1,758,320)

Net increase (decrease) in assets from operations	(10,178,285)	918,189	(6,077,420)	1,042,702

Changes from principal transactions:
Transfer of net premiums	2,089,856	2,679,728	1,000,216	1,091,096
Transfer on terminations	(4,744,663)	(4,338,712)	(824,921)	(2,981,329)
Transfer on policy loans	(297,290)	(964,869)	(76,954)	(121,953)
Net interfund transfers	(37,853,258)	(2,935,907)	5,567,365	(4,330,217)

Net increase (decrease) in assets from principal transactions	(40,805,355)	(5,559,760)	5,665,706	(6,342,403)

Total increase (decrease) in assets	(50,983,640)	(4,641,571)	(411,714)	(5,299,701)

Assets, beginning of period	50,983,640	55,625,211	12,311,375	17,611,076

Assets, end of period	—	$50,983,640	$11,899,661	$12,311,375

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Intersection Trust		Mid Cap Stock Trust		Mid Cap Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$69	$3	—	$5,279	$125,917	$101,397

69	3	—	5,279	125,917	101,397

159	26	63,020	74,046	6,409	8,170

(90)	(23)	(63,020)	(68,767)	119,508	93,227

—	—	1,525,234	14,791,693	284,757	2,367,619
(783)	(4)	(4,824,581)	5,085,384	(1,298,036)	(445,646)

(783)	(4)	(3,299,347)	19,877,077	(1,013,279)	1,921,973
(14,046)	(938)	(21,130,881)	(8,015,548)	(2,122,581)	(1,954,079)

(14,919)	(965)	(24,493,248)	11,792,762	(3,016,352)	61,121

10,810	616	2,203,127	2,305,824	593,729	562,195
(2,668)	(413)	(3,682,791)	(5,250,343)	(222,275)	(707,588)
(165)	—	(289,758)	(465,876)	1,970	(83,743)
4,752	24,938	(1,288,574)	(8,920,151)	(130,283)	(547,758)

12,729	25,141	(3,057,996)	(12,330,546)	243,141	(776,894)

(2,190)	24,176	(27,551,244)	(537,784)	(2,773,211)	(715,773)

24,176	—	58,057,066	58,594,850	7,619,761	8,335,534

$21,986	$24,176	$30,505,822	$58,057,066	$4,846,550	$7,619,761

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$504,991	$1,420,965	$4,289,834	$7,151,200

Total investment income	504,991	1,420,965	4,289,834	7,151,200
Expenses:
Mortality and expense risk	35,315	56,484	354,149	209,633

Net investment income (loss)	469,676	1,364,481	3,935,685	6,941,567

Realized gains (losses) on investments:
Capital gain distributions	1,025,627	13,187,174	—	—
Net realized gains (losses)	(7,943,683)	1,324,432	—	—

Realized gains (losses)	(6,918,056)	14,511,606	—	—
Unrealized appreciation (depreciation) during the period	(9,125,644)	(15,589,615)	—	—

Net increase (decrease) in assets from operations	(15,574,024)	286,472	3,935,685	6,941,567

Changes from principal transactions:
Transfer of net premiums	2,199,653	3,665,089	80,754,453	96,579,054
Transfer on terminations	(4,570,893)	(3,120,100)	(23,144,791)	(27,104,118)
Transfer on policy loans	(595,510)	(351,787)	(5,045,420)	6,031,353
Net interfund transfers	(15,621,643)	49,364	128,477,361	(56,915,785)

Net increase (decrease) in assets from principal transactions	(18,588,393)	242,566	181,041,603	18,590,504

Total increase (decrease) in assets	(34,162,417)	529,038	184,977,288	25,532,071

Assets, beginning of period	60,377,934	59,848,896	172,544,799	147,012,728

Assets, end of period	$26,215,517	$60,377,934	$357,522,087	$172,544,799

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Natural Resources Trust		Optimized All Cap Trust		Optimized Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07

$164,182	$237,593	$571,071	$3,845	$44,065	$37,908

164,182	237,593	571,071	3,845	44,065	37,908

21,939	15,735	124,668	162	16	84

142,243	221,858	446,403	3,683	44,049	37,824

730,540	8,589,908	—	41,998	—	157,016
(2,769,449)	705,465	(1,773,189)	1,102	(176,245)	1,270

(2,038,909)	9,295,373	(1,773,189)	43,100	(176,245)	158,286
(13,070,787)	(2,996,322)	(28,845,362)	(37,916)	(734,341)	(341,658)

(14,967,453)	6,520,909	(30,172,148)	8,867	(866,537)	(145,548)

1,182,559	544,989	2,303,151	81,028	119,583	135,853
(835,919)	(1,472,009)	(3,611,996)	(9,019)	(63,039)	(80,693)
(250,962)	(312,375)	(68,568)	—	(41,933)	—
4,355,510	5,966,687	75,170,791	(9,093)	136,541	1,622,949

4,451,188	4,727,292	73,793,378	62,916	151,152	1,678,109

(10,516,265)	11,248,201	43,621,230	71,783	(715,385)	1,532,561

25,437,081	14,188,880	308,071	236,288	1,911,898	379,337

$14,920,816	$25,437,081	$43,929,301	$308,071	$1,196,513	$1,911,898

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Overseas Equity Trust		Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,091,525	$1,667,102	$70,641	$110,950

Total investment income	1,091,525	1,667,102	70,641	110,950
Expenses:
Mortality and expense risk	89,863	111,005	5,597	7,533

Net investment income (loss)	1,001,662	1,556,097	65,044	103,417

Realized gains (losses) on investments:
Capital gain distributions	3,324,967	8,271,762	117,110	1,444,289
Net realized gains (losses)	(387,304)	6,370,658	(874,679)	248,003

Realized gains (losses)	2,937,663	14,642,420	(757,569)	1,692,292
Unrealized appreciation (depreciation) during the period	(32,037,166)	(7,900,681)	(1,386,605)	(1,208,258)

Net increase (decrease) in assets from operations	(28,097,841)	8,297,836	(2,079,130)	587,451

Changes from principal transactions:
Transfer of net premiums	1,605,410	2,723,761	184,014	296,861
Transfer on terminations	(4,109,502)	(4,254,068)	(151,881)	(1,032,471)
Transfer on policy loans	(1,078,978)	(360,240)	(3,102)	—
Net interfund transfers	(2,217,504)	(10,124,044)	456,169	(516,775)

Net increase (decrease) in assets from principal transactions	(5,800,574)	(12,014,591)	485,200	(1,252,385)

Total increase (decrease) in assets	(33,898,415)	(3,716,755)	(1,593,930)	(664,934)

Assets, beginning of period	70,614,626	74,331,381	4,998,652	5,663,586

Assets, end of period	$36,716,211	$70,614,626	$3,404,722	$4,998,652

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Quantitative Mid Cap Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$152	$1,424	$1,875,688	$2,138,576	$127,047	$1,608,344

152	1,424	1,875,688	2,138,576	127,047	1,608,344

65	298	42,427	64,443	86,277	116,745

87	1,126	1,833,261	2,074,133	40,770	1,491,599

300	66,726	800,923	39,119,312	530,068	—
(95,636)	(60,813)	(18,631,068)	(3,381,574)	(3,163,867)	28,639

(95,336)	5,913	(17,830,145)	35,737,738	(2,633,799)	28,639
88,394	3,480	(7,868,386)	(49,825,633)	(1,780,162)	832,388

(6,855)	10,519	(23,865,270)	(12,013,762)	(4,373,191)	2,352,626

16,000	47,914	2,703,402	4,919,220	878,566	150,490
(5,194)	(158,877)	(4,128,948)	(5,371,830)	(721,721)	(4,413,344)
—	—	(145,529)	(712,520)	27,479	(1,613)
(266,766)	(90,525)	(2,089,507)	(13,031,503)	(7,607,265)	(454,460)

(255,960)	(201,488)	(3,660,582)	(14,196,633)	(7,422,941)	(4,718,927)

(262,815)	(190,969)	(27,525,852)	(26,210,395)	(11,796,132)	(2,366,301)

262,815	453,784	63,095,771	89,306,166	20,480,821	22,847,122

—	$262,815	$35,569,919	$63,095,771	$8,684,689	$20,480,821

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$2,399,173	$14,855,161

Total investment income	—	—	2,399,173	14,855,161
Expenses:
Mortality and expense risk	2,825	985	463,570	685,941

Net investment income (loss)	(2,825)	(985)	1,935,603	14,169,220

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)

Realized gains (losses)	(167,141)	17,409	(13,393,528)	(589,090)
Unrealized appreciation (depreciation) during the period	(516,277)	34,679	(2,099,165)	(9,288,981)

Net increase (decrease) in assets from operations	(686,243)	51,103	(13,557,090)	4,291,149

Changes from principal transactions:
Transfer of net premiums	73,498	39,115	1,809,913	2,146,468
Transfer on terminations	(52,899)	(36,431)	(6,669,143)	(26,149,469)
Transfer on policy loans	(19,111)	—	(569,618)	192,658
Net interfund transfers	166,427	1,009,895	(90,590,182)	(9,840,884)

Net increase (decrease) in assets from principal transactions	167,915	1,012,579	(96,019,030)	(33,651,227)

Total increase (decrease) in assets	(518,328)	1,063,682	(109,576,120)	(29,360,078)

Assets, beginning of period	1,247,596	183,914	134,030,487	163,390,565

Assets, end of period	$729,268	$1,247,596	$24,454,367	$134,030,487

See accompanying notes.

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$223,482	$271,209	$29,168	$31,178

—	—	223,482	271,209	29,168	31,178

92,215	116,477	5,509	6,192	312	414

(92,215)	(116,477)	217,973	265,017	28,856	30,764

621,079	13,621,444	158,942	1,982,566	35,911	93,444
(1,025,894)	3,773,967	(1,060,405)	514,141	(47,936)	(20,626)

(404,815)	17,395,411	(901,463)	2,496,707	(12,025)	72,818
(22,643,527)	(9,474,469)	(5,450,852)	(3,196,515)	(600,090)	(226,210)

(23,140,557)	7,804,465	(6,134,342)	(434,791)	(583,259)	(122,628)

2,174,668	2,605,473	567,711	1,405,404	80,916	126,428
(4,291,548)	(5,632,626)	(642,411)	(578,544)	(31,503)	(48,951)
(1,010,006)	(111,641)	(18,560)	(94,422)	(14,339)	—
(1,226,613)	(4,565,212)	836,197	(3,186,167)	129,367	(261,395)

(4,353,499)	(7,704,006)	742,937	(2,453,729)	164,441	(183,918)

(27,494,056)	100,459	(5,391,405)	(2,888,520)	(418,818)	(306,546)

62,782,101	62,681,642	17,562,054	20,450,574	1,251,287	1,557,833

$35,288,045	$62,782,101	$12,170,649	$17,562,054	$832,469	$1,251,287

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust		Small Cap Value Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$154	—	$1,032,540	$1,110,633

Total investment income	154	—	1,032,540	1,110,633
Expenses:
Mortality and expense risk	18	—	44,174	58,466

Net investment income (loss)	136	—	988,366	1,052,167

Realized gains (losses) on investments:
Capital gain distributions	11,270	162,415	287,528	20,563,018
Net realized gains (losses)	(581,473)	(9,971)	(8,613,434)	1,472,822

Realized gains (losses)	(570,203)	152,444	(8,325,906)	22,035,840
Unrealized appreciation (depreciation) during the period	163,446	(162,532)	(14,819,886)	(25,821,712)

Net increase (decrease) in assets from operations	(406,621)	(10,088)	(22,157,426)	(2,733,705)

Changes from principal transactions:
Transfer of net premiums	49,532	121,492	3,324,573	4,949,387
Transfer on terminations	(50,872)	(25,342)	(6,826,403)	(7,451,062)
Transfer on policy loans	—	—	(1,279,152)	(1,056,045)
Net interfund transfers	(472,191)	120,063	(11,713,413)	(31,287)

Net increase (decrease) in assets from principal transactions	(473,531)	216,213	(16,494,395)	(3,589,007)

Total increase (decrease) in assets	(880,152)	206,125	(38,651,821)	(6,322,712)

Assets, beginning of period	880,152	674,027	98,890,378	105,213,090

Assets, end of period	—	$880,152	$60,238,557	$98,890,378

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

Sub-Account
Small Company Trust		Small Company Value Trust		Special Value Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (r)

—	—	$29,475	$6,891	$3,582

—	—	29,475	6,891	3,582

156	162	6,987	3,069	24

(156)	(162)	22,488	3,822	3,558

1,876	256,258	61,590	549,786	27,632
(721,812)	406	(1,084,516)	(56,229)	(40,826)

(719,936)	256,664	(1,022,926)	493,557	(13,194)
(27,797)	(359,231)	(716,322)	(590,403)	30

(747,889)	(102,729)	(1,716,760)	(93,024)	(9,606)

190,132	184,889	257,124	284,567	13,126
(48,344)	(41,410)	(327,089)	(178,735)	(2,612)
10,238	(3,639)	(29,054)	(49,971)	—
(395,144)	(113,638)	1,436,285	262,037	(19,957)

(243,118)	26,202	1,337,266	317,898	(9,443)

(991,007)	(76,527)	(379,494)	224,874	(19,049)

1,444,259	1,520,786	3,358,726	3,133,852	19,049

$453,252	$1,444,259	$2,979,232	$3,358,726	—

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust		Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$240,209	$341,027	$60,695	$5,746

Total investment income	240,209	341,027	60,695	5,746
Expenses:
Mortality and expense risk	2,510	3,395	670	317

Net investment income (loss)	237,699	337,632	60,025	5,429
Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(450,826)	294,043	(2,878)	3,962

Realized gains (losses)	(450,826)	294,043	(2,878)	3,962
Unrealized appreciation (depreciation) during the period	(225,152)	(622,186)	(122,127)	4,654

Net increase (decrease) in assets from operations	(438,279)	9,489	(64,980)	14,045

Changes from principal transactions:
Transfer of net premiums	448,079	256,755	20,977	23,015
Transfer on terminations	(558,210)	(2,824,172)	(12,569)	(8,845)
Transfer on policy loans	(29,642)	(24,556)	—	—
Net interfund transfers	(774,400)	(261,719)	437,292	(51,245)

Net increase (decrease) in assets from principal transactions	(914,173)	(2,853,692)	445,700	(37,075)

Total increase (decrease) in assets	(1,352,452)	(2,844,203)	380,720	(23,030)

Assets, beginning of period	4,035,299	6,879,502	282,627	305,657

Assets, end of period	$2,682,847	$4,035,299	$663,347	$282,627

(q)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Strategic Opportunities Trust	Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,230	$2,309,285	$4,445,342	$4,152,060	$7,999,081

3,230	2,309,285	4,445,342	4,152,060	7,999,081

281	33,335	34,559	178,354	244,005

2,949	2,275,950	4,410,783	3,973,706	7,755,076

—	—	—	1,154,677	—
40,959	(118,818)	(81,197)	(1,046,788)	224,619

40,959	(118,818)	(81,197)	107,889	224,619
(17,467)	347,730	(1,296,653)	(3,453,954)	442,635

26,441	2,504,862	3,032,933	627,641	8,422,330

30,013	1,876,217	3,253,360	3,337,614	2,264,678
(8,145)	(4,010,722)	(3,427,913)	(3,193,567)	(9,521,233)
9,856	(516,897)	(264,143)	2,399	(122,457)
(411,993)	(2,125,973)	1,794,358	(29,654,115)	7,884,878

(380,269)	(4,777,375)	1,355,662	(29,507,669)	505,866

(353,828)	(2,272,513)	4,388,595	(28,880,028)	8,928,196

353,828	46,640,510	42,251,915	105,376,417	96,448,221

—	$44,367,997	$46,640,510	$76,496,389	$105,376,417

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust		Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$416,527	$759,545	$10,866	$235,799

Total investment income	416,527	759,545	10,866	235,799
Expenses:
Mortality and expense risk	22,527	34,354	2,152	2,964

Net investment income (loss)	394,000	725,191	8,714	232,835

Realized gains (losses) on investments:
Capital gain distributions	45,403	1,242,996	1,483,545	4,638,409
Net realized gains (losses)	(163,773)	2,036,222	1,153,637	3,142,136

Realized gains (losses)	(118,370)	3,279,218	2,637,182	7,780,545
Unrealized appreciation (depreciation) during the period	(11,449,928)	(2,281,885)	(35,352,598)	3,804,000

Net increase (decrease) in assets from operations	(11,174,298)	1,722,524	(32,706,702)	11,817,380

Changes from principal transactions:
Transfer of net premiums	1,448,480	1,629,434	3,866,676	4,320,761
Transfer on terminations	(1,449,436)	(2,874,177)	(3,068,037)	(3,596,888)
Transfer on policy loans	(860,669)	(216,738)	(944,829)	(128,249)
Net interfund transfers	(1,225,434)	(2,678,273)	(623,322)	3,538,108

Net increase (decrease) in assets from principal transactions	(2,087,059)	(4,139,754)	(769,512)	4,133,732

Total increase (decrease) in assets	(13,261,357)	(2,417,230)	(33,476,214)	15,951,112

Assets, beginning of period	31,071,504	33,488,734	66,741,626	50,790,514

Assets, end of period	$17,810,147	$31,071,504	$33,265,412	$66,741,626

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

Sub-Account
U.S. Core Trust		U.S. Global Leaders Growth Trust		U.S. Government Securities Trust
Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$8,329	$23,079	$1,034	$3,335	$50,597	$80,983

8,329	23,079	1,034	3,335	50,597	80,983

256	149	598	387	2,438	1,694

8,073	22,930	436	2,948	48,159	79,289

6,161	92,290	36,386	—	—	—
(378,846)	77	(797,339)	3,385	(29,971)	(1,948)

(372,685)	92,367	(760,953)	3,385	(29,971)	(1,948)
85,622	(105,051)	1,455	(1,688)	(39,713)	(50,897)

(278,990)	10,246	(759,062)	4,645	(21,525)	26,444

95,426	155,400	21,272	24,347	89,566	71,570
(23,604)	(68,963)	(44,672)	(9,881)	(252,692)	(34,258)
(6)	(6)	—	—	—	—
(785,588)	(63,762)	499,853	(95,976)	256,936	880,598

(713,772)	22,669	476,453	(81,510)	93,810	917,910

(992,762)	32,915	(282,609)	(76,865)	72,285	944,354

992,762	959,847	282,609	359,474	1,229,034	284,680

—	$992,762	—	$282,609	$1,301,319	$1,229,034

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust		U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$616,388	$72,575	$150,761	$87,494

Total investment income	616,388	72,575	150,761	87,494
Expenses:
Mortality and expense risk	1,411	578	1,366	1,572

Net investment income (loss)	614,977	71,997	149,395	85,922

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(204,453)	3,131	(41,548)	148,517

Realized gains (losses)	(204,453)	3,131	(41,548)	148,517
Unrealized appreciation (depreciation) during the period	(3,131,670)	(56,463)	(2,734,589)	(207,248)

Net increase (decrease) in assets from operations	(2,721,146)	18,665	(2,626,742)	27,191

Changes from principal transactions:
Transfer of net premiums	237,961	36,065	101,871	52,082
Transfer on terminations	(283,275)	(267,508)	(81,938)	(292,598)
Transfer on policy loans	(107,668)	—	(8,617)	(50,410)
Net interfund transfers	14,416,633	441,332	536,149	4,304,954

Net increase (decrease) in assets from principal transactions	14,263,651	209,889	547,465	4,014,028

Total increase (decrease) in assets	11,542,505	228,554	(2,079,277)	4,041,219

Assets, beginning of period	696,121	467,567	6,538,499	2,497,280

Assets, end of period	$12,238,626	$696,121	$4,459,222	$6,538,499

See accompanying notes.

Sub-Account
Utilities Trust		Value Trust		Total
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$415,818	$237,134	$85,176	$77,969	$58,351,204	$104,518,121

415,818	237,134	85,176	77,969	58,351,204	104,518,121

11,029	7,772	3,056	2,629	3,197,041	3,833,420

404,789	229,362	82,120	75,340	55,154,163	100,684,701

333,684	3,104,295	190,737	1,687,795	44,215,195	236,622,129
(3,730,869)	668,316	(1,116,627)	(47,159)	(123,859,255)	86,697,118

(3,397,185)	3,772,611	(925,890)	1,640,636	(79,644,060)	323,319,247
(4,376,011)	(2,145,408)	(2,583,265)	(1,465,327)	(895,386,974)	(245,912,279)

(7,368,407)	1,856,565	(3,427,035)	250,649	(919,876,871)	178,091,669

711,778	421,672	796,026	480,033	195,602,447	232,245,566
(1,104,796)	(414,413)	(225,323)	(452,708)	(174,340,754)	(239,412,634)
41,354	(81,455)	(3,291)	(51,399)	(20,568,365)	(6,935,829)
(1,653,730)	12,792,737	2,110,191	2,897,265	(19,655,838)	9,394,259

(2,005,394)	12,718,541	2,677,603	2,873,191	(18,962,510)	(4,708,638)

(9,373,801)	14,575,106	(749,432)	3,123,840	(938,839,381)	173,383,031

19,062,851	4,487,745	6,051,525	2,927,685	2,943,485,198	2,770,102,167

$9,689,050	$19,062,851	$5,302,093	$6,051,525	$2,004,645,817	$2,943,485,198

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or “JHVLICO”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 73 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$2,004,645,817
Level 2	—
Level 3	—

$2,004,645,817

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625% of net assets, depending on the type of policy, (excluding policy loans and policies for which no mortality and expense risk is charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$54,321,241	$78,845,713
Active Bond Trust	5,708,151	13,996,500
All Cap Core Trust	5,545	13,163
All Cap Growth Trust	392,823	33,561
All Cap Value Trust	4,262,928	1,215,397
American Blue Chip Income and Growth Trust	543,044	342,070
American Bond Trust	841,251	324,309
American Growth Trust	12,955,209	7,029,943
American Growth-Income Trust	763,791	425,931
American International Trust	19,141,583	5,533,297
Blue Chip Growth Trust	10,585,938	16,762,853
Capital Appreciation Trust	10,052,439	11,794,918
Capital Appreciation Value Trust	27,526	585
Classic Value Trust	1,668,307	1,937,610
Core Bond Trust	3,473,688	2,541,822
Core Equity Trust	692,964	636,667
Dynamic Growth Trust	15,251	472,818
Emerging Growth Trust	252,137	1,108,018
Emerging Markets Value Trust	6,472,285	915,258
Emerging Small Company Trust	278,287	121,922
Equity-Income Trust	29,256,596	43,198,693
Financial Services Trust	895,431	500,864
Franklin Templeton Founding Allocation Trust	10,817	932
Fundamental Value Trust	3,834,748	2,339,927
Global Allocation Trust	3,190,600	366,767
Global Bond Trust	13,170,799	10,584,757
Global Real Estate Trust	321,219	45,142
Global Trust	796,625	945,620
Growth & Income Trust	1,612,700	86,788,289
Health Sciences Trust	3,918,091	3,500,916
High Yield Trust	5,183,429	5,700,179
Income & Value Trust	225,071	541,162

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Core Trust	$3,368,551	$798,247
International Equity Index Trust B	54,441,985	21,469,461
International Opportunities Trust	8,851,851	7,805,462
International Small Cap Trust	2,778,613	2,509,464
International Value Trust	3,932,007	3,642,166
Investment Quality Bond Trust	2,316,697	17,360,836
Large Cap Trust	600,698	414,682
Large Cap Value Trust	4,409,740	6,617,206
Lifestyle Aggressive Trust	4,022,355	2,789,893
Lifestyle Balanced Trust	53,430,610	6,155,140
Lifestyle Conservative Trust	1,983,202	591,962
Lifestyle Growth Trust	14,612,985	7,328,611
Lifestyle Moderate Trust	2,035,995	1,999,307
Managed Trust	2,476,348	42,865,949
Mid Cap Index Trust	9,932,335	3,822,101
Mid Cap Intersection Trust	15,348	2,710
Mid Cap Stock Trust	24,055,548	25,651,331
Mid Cap Value Trust	3,627,472	2,980,067
Mid Value Trust	7,433,117	24,526,208
Money Market Trust B	367,523,626	182,546,337
Natural Resources Trust	13,294,582	7,970,610
Optimized All Cap Trust	84,679,958	10,440,176
Optimized Value Trust	443,399	248,198
Overseas Equity Trust	9,275,063	10,749,008
Pacific Rim Trust	2,635,096	1,967,741
Quantitative Mid Cap Trust	60,948	316,522
Real Estate Securities Trust	15,518,990	16,545,389
Real Return Bond Trust	14,661,851	21,513,955
Science & Technology Trust	1,693,150	1,528,061
Short-Term Bond Trust	11,210,649	105,294,076
Small Cap Growth Trust	7,831,095	11,655,730
Small Cap Index Trust	3,270,252	2,150,400
Small Cap Opportunities Trust	433,905	204,697
Small Cap Trust	499,081	961,206
Small Cap Value Trust	15,564,697	30,783,197
Small Company Trust	517,258	758,656
Small Company Value Trust	3,934,403	2,513,059
Strategic Bond Trust	2,359,092	3,035,566
Strategic Income Trust	596,441	90,716
Total Bond Market Trust B	10,049,528	12,550,953
Total Return Trust	32,339,856	56,719,142
Total Stock Market Index Trust	4,406,696	6,054,351
U.S. Core Trust	196,471	896,008
U.S. Global Leaders Growth Trust	8,913,964	8,400,689
U.S. Government Securities Trust	747,754	605,785
U.S. High Yield Bond Trust	16,071,813	1,193,185
U.S. Large Cap Trust	902,304	205,444
Utilities Trust	18,449,021	19,715,941
Value Trust	4,616,858	1,666,397
All Asset Portfolio	20,045,222	9,616,803
Brandes International Equity Trust	47,496,552	40,792,768

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Business Opportunity Value Trust	$12,052,825	$5,464,255
CSI Equity Trust	2,211	4,450
Frontier Capital Appreciation Trust	14,840,085	13,590,692
Turner Core Growth Trust	24,687,758	23,965,011

	$1,171,018,425	$1,090,611,580

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manufile Financial Corporation, which can be terminated by either party upon two months’ notice. Under this agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04
Units, end of period (000’s)	20,463	21,981	21,785	22,550	22,008

Unit fair value $	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84
Assets, end of period $ (000’s)	315,740	537,290	506,217	453,995	422,233
Investment income ratio*	2.17%	2.94%	1.14%	0.45%	1.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 11.70%

(e)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,672	2,146	2,378	3,392	3,423

Unit fair value $	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05	16.95 to 41.17	18.99 to 40.14
Assets, end of period $ (000’s)	35,824	50,933	54,337	73,175	73,314
Investment income ratio*	5.19%	8.62%	2.88%	1.30%	3.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,423	684	675	507

Unit fair value $	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of period $ (000’s)	14,121	8,096	7,395	5,321
Investment income ratio*	6.21%	6.84%	5.15%	5.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.0	8%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4	5	5	15

Unit fair value $	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of period $ (000’s)	33	63	67	171
Investment income ratio*	1.78%	1.43%	1.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	61	32	33	5

Unit fair value $	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of period $ (000’s)	487	447	410	53
Investment income ratio*	0.42%	0.15%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	550	312	325	29

Unit fair value $	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of period $ (000’s)	5,347	4,271	4,093	319
Investment income ratio*	1.25%	1.88%	0.91%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	179	173	117	8

Unit fair value $	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of period $ (000’s)	1,495	2,283	1,519	90
Investment income ratio*	4.22%	3.06%	0.36%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, end of period (000’s)	221	194	25

Unit fair value $	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	2,189	2,131	274
Investment income ratio*	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,008	1,732	1,878	776

Unit fair value $	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of period $ (000’s)	16,441	25,432	24,649	9,287
Investment income ratio*	1.95%	1.18%	0.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	332	310	221	185

Unit fair value $	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of period $ (000’s)	2,692	4,074	2,779	2,030
Investment income ratio*	2.22%	2.03%	1.02%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,874	976	830	341

Unit fair value $	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of period $ (000’s)	18,951	17,112	12,189	4,225
Investment income ratio*	5.51%	2.41%	0.69%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	4,206	4,372	4,525	4,906

Unit fair value $	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21	15.05 to 55.85
Assets, end of period $ (000’s)	61,013	114,906	104,836	101,886
Investment income ratio*	0.39%	0.80%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	4,419	4,795	4,688	4,493	4,601

Unit fair value $	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84	25.50 to 27.49	23.22 to 24.55
Assets, end of period $ (000’s)	96,474	173,897	157,312	118,830	109,760
Investment income ratio*	3.28%	2.04%	1.49%	1.43%	1.32%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.47%	23.22% to 24.00%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,987	1,535	1,463	1,238	707

Unit fair value $	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.27 to 12.47
Assets, end of period $ (000’s)	20,983	24,734	22,358	16,627	8,807
Investment income ratio*	0.05%	0.71%	0.55%	0.67%	1.09%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	21.84% to 22.59%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	2,457	2,617	3,046	843

Unit fair value $	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43	12.10 to 12.15
Assets, end of period $ (000’s)	21,273	36,165	37,751	10,239
Investment income ratio*	0.50%	0.37%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%	20.95% to 21.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Capital Appreciation Value Trust
Year Ended Dec. 31/08 (x)

Units, end of period (000’s)	3

Unit fair value $	7.27
Assets, end of period $ (000’s)	20
Investment income ratio*	1.49%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	382	482	359	224

Unit fair value $	6.09 to 6.23	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of period $ (000’s)	2,376	5,509	4,695	2,522
Investment income ratio*	1.46%	2.09%	0.72%	2.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(45.89%) to (45.55%)	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	329	261	114	39

Unit fair value $	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48	10.06 to 10.10
Assets, end of period $ (000’s)	3,786	2,909	1,197	391
Investment income ratio*	5.45%	8.95%	2.20%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%	0.61% to 1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	184	192	253	114

Unit fair value $	5.16 to 5.28	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of period $ (000’s)	971	2,228	3,113	1,320
Investment income ratio*	13.80%	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(54.75%) to (54.46%)	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	12	12	12	12	10

Unit fair value $	12.60	18.48	17.01	14.43	13.76
Assets, end of period $ (000’s)	151	227	202	173	136
Investment income ratio*	1.05%	0.95%	0.81%	0.72%	0.97%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00% to 0.63%
Total return lowest to highest***	(31.79%)	8.61%	17.90%	4.90% to 6.73%	10.64%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	36	35	27

Unit fair value $	12.59 to 12.82	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of period $ (000’s)	—	508	454	310
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.79%) to (9.61%)	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(y)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Growth Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	103	180	22

Unit fair value $	6.94 to 7.09	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of period $ (000’s)	—	1,417	2,393	262
Investment income ratio*	0.42%	0.10%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.18%) to (48.90%)	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	978	336

Unit fair value $	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	5,637	4,030
Investment income ratio*	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	35	19	21	9

Unit fair value $	7.12 to 7.29	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of period $ (000’s)	253	248	243	104
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.58%) to (43.23%)	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,774	6,590	6,974	7,842

Unit fair value $	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of period $ (000’s)	109,191	194,992	199,726	188,954
Investment income ratio*	2.48%	2.94%	1.56%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	189	167	123	130

Unit fair value $	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of period $ (000’s)	1,406	2,250	1,877	1,533
Investment income ratio*	1.00%	1.56%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	1

Unit fair value $	6.79
Assets, end of period $ (000’s)	8
Investment income ratio*	8.35%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,748	1,754	1,796	1,770	2,618

Unit fair value $	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01	28.91 to 36.13	29.93 to 30.42
Assets, end of period $ (000’s)	40,217	69,656	64,001	54,635	69,531
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.33%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	520	453	561	495

Unit fair value $	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of period $ (000’s)	4,158	5,959	7,114	5,484
Investment income ratio*	1.10%	1.66%	0.71%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Allocation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,184	937	87	38

Unit fair value $	8.32 to 8.51	12.72 to 12.93	12.18 to 12.31	10.79 to 10.84
Assets, end of period $ (000’s)	10,076	12,118	1,071	415
Investment income ratio*	6.76%	9.05%	0.97%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.61%) to (34.21%)	4.41% to 5.06%	12.87% to 13.58%	7.94% to 8.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,606	1,504	1,344	1,493

Unit fair value $	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of period $ (000’s)	32,860	32,352	26,025	27,551
Investment income ratio*	0.58%	7.41%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%	(6.36%) to (5.97%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Global Real Estate Trust
Year Ended Dec. 31/08 (x)
Units, end of period (000’s)	46

Unit fair value $	5.57
Assets, end of period $ (000’s)	254
Investment income ratio*	40.42%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	(44.26%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	144	154	95	33

Unit fair value $	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of period $ (000’s)	1,193	2,115	1,286	367
Investment income ratio*	2.30%	2.24%	1.33%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (d)	Year Ended Dec. 31/04
Units, end of period (000’s)	—	3,362	3,822	6,032	6,351

Unit fair value $	27.12 to 75.32	29.65 to 82.20	18.41 to 78.98	16.34 to 70.07	23.63 to 64.29
Assets, end of period $ (000’s)	—	93,414	103,164	184,912	177,102
Investment income ratio*	0.51%	1.74%	0.68%	0.17%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.54%) to (8.36%)	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%

(ab)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(i)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(d)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	368	397	406	397

Unit fair value $	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of period $ (000’s)	4,411	6,776	5,892	5,322
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,202	1,333	1,556	1,554

Unit fair value $	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of period $ (000’s)	10,820	17,063	19,526	17,692
Investment income ratio*	9.40%	12.67%	6.47%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Income & Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	69	99	113	47

Unit fair value $	8.16 to 8.34	11.74 to 11.93	11.68 to 11.80	10.80 to 10.85
Assets, end of period $ (000’s)	570	1,181	1,329	509
Investment income ratio*	3.06%	4.24%	2.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(30.51%) to (30.07%)	0.50% to 1.12%	8.10% to 8.77%	8.04% to 8.49%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	872	720	696	50

Unit fair value $	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of period $ (000’s)	8,851	11,891	10,325	600
Investment income ratio*	5.72%	2.30%	0.62%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(h)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	6,401	5,181	4,427	3,842	3,335

Unit fair value $	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18	16.66 to 32.39	16.19 to 27.73
Assets, end of period $ (000’s)	102,439	156,150	110,564	79,958	57,936
Investment income ratio*	3.01%	5.13%	0.75%	1.11%	2.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	969	993	405	336

Unit fair value $	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of period $ (000’s)	8,853	18,343	6,233	4,175
Investment income ratio*	1.35%	2.56%	0.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	654	642	294	88

Unit fair value $	7.23 to 7.39	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of period $ (000’s)	4,820	10,078	4,192	983
Investment income ratio*	2.82%	3.18%	1.23%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(53.29%) to (53.00%)	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	725	788	1,166	328

Unit fair value $	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of period $ (000’s)	6,583	12,506	16,930	3,676
Investment income ratio*	3.81%	3.95%	1.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	482	1,998	2,227	12

Unit fair value $	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of period $ (000’s)	5,268	21,995	23,171	122
Investment income ratio*	2.72%	9.22%	0.29%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	76	65	28	7

Unit fair value $	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of period $ (000’s)	587	840	356	76
Investment income ratio*	1.30%	1.07%	0.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,096	1,275	926	1,956

Unit fair value $	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of period $ (000’s)	9,827	17,844	12,424	22,645
Investment income ratio*	1.57%	1.13%	0.66%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	586	620	366	47

Unit fair value $	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of period $ (000’s)	4,888	8,952	4,869	540
Investment income ratio*	1.67%	9.62%	4.07%	0.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,928	1,261	1,018	179

Unit fair value $	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of period $ (000’s)	53,175	16,569	12,569	1,959
Investment income ratio*	8.77%	7.41%	4.53%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	287	178	149	74

Unit fair value $	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21	10.30 to 10.34
Assets, end of period $ (000’s)	2,870	2,098	1,673	762
Investment income ratio*	5.18%	8.26%	4.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%	2.95% to 3.39%

(o)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	3,823	3,544	2,409	882

Unit fair value $	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of period $ (000’s)	33,172	48,519	30,723	9,888
Investment income ratio*	2.73%	7.61%	5.11%	0.12%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	111	117	70	31

Unit fair value $	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of period $ (000’s)	1,034	1,434	816	324
Investment income ratio*	3.92%	8.11%	4.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(n)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	—	1,734	1,902	5,131	5,206

Unit fair value $	19.01 to 45.11	24.27 to 57.27	18.30 to 56.17	17.03 to 52.26	21.97 to 50.88
Assets, end of period $ (000’s)	—	50,984	55,625	186,585	183,582
Investment income ratio*	0.59%	5.32%	1.97%	0.58%	1.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.64%) to (21.22%)	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%

(ac)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,251	823	1,265	390

Unit fair value $	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of period $ (000’s)	11,900	12,311	17,611	4,949
Investment income ratio*	1.32%	1.25%	0.52%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, end of period (000’s)	4	3

Unit fair value $	5.35 to 5.40	9.27 to 9.31
Assets, end of period $ (000’s)	22	24
Investment income ratio*	0.23%	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.36%) to (42.00%)	(7.26%) to (6.87%)

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,426	1,499	1,916	2,533

Unit fair value $	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of period $ (000’s)	30,506	58,057	58,595	65,608
Investment income ratio*	0.00%	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	626	599	659	699

Unit fair value $	7.60 to 7.78	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of period $ (000’s)	4,847	7,620	8,336	7,885
Investment income ratio*	1.97%	1.15%	0.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.43%) to (39.05%)	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,877	2,823	2,812	3,113	4,412

Unit fair value $	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72
Assets, end of period $ (000’s)	26,216	60,378	59,849	55,106	72,854
Investment income ratio*	1.17%	2.23%	0.31%	0.05%	0.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.82%	17.99% to 18.74%

(f)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04
Units, end of period (000’s)	19,383	10,592	9,248	7,822	8,342

Unit fair value $	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40	13.37 to 20.56	14.5 to 14.96
Assets, end of period $ (000’s)	357,522	172,545	147,013	118,843	122,374
Investment income ratio*	1.96%	4.71%	4.62%	2.93%	1.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	0.46% to 1.08%

(g)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,299	1,071	840	413

Unit fair value $	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of period $ (000’s)	14,921	25,437	14,189	5,708
Investment income ratio*	0.70%	1.21%	0.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	5,689	22	18	4

Unit fair value $	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of period $ (000’s)	43,929	308	236	41
Investment income ratio*	1.32%	1.30%	2.87%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	158	148	28	6

Unit fair value $	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61	11.17 to 11.21
Assets, end of period $ (000’s)	1,197	1,912	379	72
Investment income ratio*	2.67%	2.26%	0.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%	11.68% to 12.14%

(ae)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,075	3,414	4,030	4,748	5,450

Unit fair value $	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43
Assets, end of period $ (000’s)	36,716	70,615	74,331	73,154	70,912
Investment income ratio*	2.00%	2.34%	0.89%	0.53%	0.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%

(c)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	371	326	403	351

Unit fair value $	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of period $ (000’s)	3,405	4,999	5,664	4,450
Investment income ratio*	1.65%	1.77%	0.98%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	22	37	57

Unit fair value $	11.37 to 11.59	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of period $ (000’s)	—	263	454	670
Investment income ratio*	0.06%	0.33%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.26%) to (3.07%)	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(af)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,452	1,522	1,757	1,698

Unit fair value $	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27	28.20 to 68.95
Assets, end of period $ (000’s)	35,570	63,096	89,306	63,709
Investment income ratio*	3.35%	2.67%	1.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	880	1,863	2,303	375

Unit fair value $	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of period $ (000’s)	8,685	20,481	22,847	3,733
Investment income ratio*	0.54%	7.03%	0.82%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	93	88	15	9

Unit fair value $	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of period $ (000’s)	729	1,248	184	105
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,709	7,634	9,504	3,721	4,118

Unit fair value $	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27
Assets, end of period $ (000’s)	24,454	134,030	163,391	62,020	66,797
Investment income ratio*	2.22%	9.59%	2.13%	1.62%	3.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	0.79% to 1.43%

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)	Year Ended Dec. 31/04
Units, end of period (000’s)	3,103	3,326	3,777	4,950	4,547

Unit fair value $	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91
Assets, end of period $ (000’s)	35,288	62,782	62,682	72,227	56,765
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%

(a)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,550	1,486	1,761	1,123

Unit fair value $	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48	8.68 to 13.16
Assets, end of period $ (000’s)	12,171	17,562	20,451	11,399
Investment income ratio*	1.42%	1.63%	0.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	121	106	121	39

Unit fair value $	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of period $ (000’s)	832	1,251	1,558	454
Investment income ratio*	2.64%	1.99%	0.72%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	71	55	40

Unit fair value $	7.11 to 7.27	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of period $ (000’s)	—	880	674	455
Investment income ratio*	0.02%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.68%) to (41.37%)	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(z)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	3,523	4,249	4,317	4,842	4,024

Unit fair value $	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18
Assets, end of period $ (000’s)	60,239	98,890	105,213	99,882	76,499
Investment income ratio*	1.27%	1.01%	0.10%	0.15%	0.96%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.02%	24.59% to 25.37%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	73	131	129	40

Unit fair value $	6.11 to 6.25	10.82 to 11.00	11.64 to 11.76	11.08 to 11.13
Assets, end of period $ (000’s)	453	1,444	1,521	450
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(43.51%) to (43.16%)	(7.04%) to (6.46%)	5.00% to 5.66%	10.84% to 11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	309	254	234	209

Unit fair value $	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of period $ (000’s)	2,979	3,359	3,134	2,423
Investment income ratio*	0.76%	0.20%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	292	368	627	244

Unit fair value $	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of period $ (000’s)	2,683	4,035	6,880	2,509
Investment income ratio*	8.14%	8.48%	4.75%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	64	25	29	8

Unit fair value $	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of period $ (000’s)	663	283	306	87
Investment income ratio*	15.01%	2.06%	5.14%	5.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,495	2,774	2,694	3,178	3,392

Unit fair value $	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91
Assets, end of period $ (000’s)	44,368	46,641	42,252	47,871	50,018
Investment income ratio*	5.13%	10.07%	3.65%	1.59%	4.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	6,028	8,605	8,552	2,521

Unit fair value $	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of period $ (000’s)	76,496	105,376	96,448	27,673
Investment income ratio*	3.93%	7.79%	2.05%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,522	1,607	1,811	2,140

Unit fair value $	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25	11.58 to 40.10
Assets, end of period $ (000’s)	17,810	31,072	33,489	34,989
Investment income ratio*	1.67%	2.24%	1.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	2,234	2,272	2,114	2,164	1,887

Unit fair value $	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76	20.84 to 24.66	20.47 to 21.65
Assets, end of period $ (000’s)	33,265	66,742	50,791	48,149	36,736
Investment income ratio*	0.02%	0.41%	0.59%	0.47%	0.28%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.50% to 11.18%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Core Trust
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	85	84	72

Unit fair value $	7.59 to 7.76	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of period $ (000’s)	—	993	960	755
Investment income ratio*	1.27%	2.34%	1.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(33.72%) to (33.37%)	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(ag)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	—	25	32	2

Unit fair value $	11.38 to 11.60	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of period $ (000’s)	—	283	359	21
Investment income ratio*	0.04%	1.48%	0.00%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.53% to 0.73%	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(ah)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	117	109	26	6

Unit fair value $	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of period $ (000’s)	1,301	1,229	285	59
Investment income ratio*	4.10%	9.21%	4.13%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	1,316	59	41	27

Unit fair value $	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42	10.37 to 10.42
Assets, end of period $ (000’s)	12,239	696	468	280
Investment income ratio*	12.28%	10.90%	5.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%	3.71% to 4.16%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	590	529	201	203

Unit fair value $	7.40 to 7.57	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of period $ (000’s)	4,459	6,538	2,497	2,275
Investment income ratio*	2.72%	1.20%	0.48%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(39.22%) to (38.85%)	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	817	989	297	171

Unit fair value $	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of period $ (000’s)	9,689	19,063	4,488	1,973
Investment income ratio*	2.69%	2.93%	1.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of period (000’s)	597	403	211	109

Unit fair value $	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of period $ (000’s)	5,302	6,052	2,928	1,251
Investment income ratio*	1.28%	1.57%	0.39%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Part C: Other Information

Item 26. Exhibits

(a) JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(b) Not Applicable.

(c)(1) Master Distribution and Servicing Agreement. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(2) Specimen General Agent and Brokder-Dealer Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Distibutors LLC, and the third party broker-dealer firms, incorporated by reference to pre-effective amendment number 2, file number 333-148991, filed with the Commission on October 7, 2008.

(d)(1) Form of Specimen Joint Variable Life Insurance Policy. Incorporated by reference to post-effective amendment number 23 file number 333-64366 filed with the Commission on April 30, 2007.

(2) Form of Specimen Enhanced Cash Value Rider. Incorporated by reference to post-effective amendment number 23 file number 333-64366 filed with the Commission on April 30, 2007.

(3) Form of Specimen Policy Option Rider. Incorporated by reference to post-effective amendment number 23 file number 333-64366 filed with the Commission on April 30, 2007.

(4) Form of Specimen Age 100 Waiver of Charges Rider. Incorporated by reference to post-effective amendment number 23 file number 333-64366 filed with the Commission on April 30, 2007.

(e) Form of Application for Majestic VEP98. Incorporated by reference to post-effective amendment number 23 file number 333-64366 filed with the Commission on April 30, 2007.

(f)(1) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(2)JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a) JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(b) JHVLICO Amended and Restated By-laws dated May 19, 2006. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

(3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i) Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

(l) Not applicable.

(m) Not applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not applicable.

(p) Not applicable.

(q) Memorandum describing John Hancock and JHVLICO’s issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

Powers of Attorney

(i) Powers of Attorney for John D. DesPrez III, James R. Boyle, and Jonathan Chiel incorporated by reference to post- effective amendment number 23 file number 33-64366 filed with the Commission on April 28, 2006.

(ii) Powers of Attorney for Hugh McHaffie and Lynne Patterson are incorporated by reference to post-effective amendment number 23 file number 33-64366 filed with the Commission on April 30, 2007.

(iii) Power of Attorney for Scott S. Hartz is incorporated by reference to post-effective amendment number 25 file number 333-64366 filed with the Commission on April 28, 2008.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 1, 2009

Directors
John D. DesPrez III*
James R. Boyle**
Jonathan C. Chiel*
Scott S. Hartz**
Hugh McHaffie*
Lynne Patterson*
Officers
John D. DesPrez III*	Chairman
James R. Boyle**	President
Jonathan C. Chiel *	Vice President
Executive Vice President and Chief Investment Officer, US
Scott S. Hartz**	Investments
Hugh McHaffie*	Senior Vice President
Lynne Patterson*	Vice President and Chief Financial Officer
Warren A. Thomson****	Vice President
Stephen J. Blewitt **	Vice President - Investment
George H. Braun**	Vice President - Investment
Marc Costantini*	Executive Vice President
Willma H. Davis**	Vice President - Investment
Peter de Vries****	Vice President
Steven A. Finch**	Executive Vice President
Philip W. Freiberger**	Vice President - Investment
Richard Harris*****	Vice President and Appointed Actuary
Zahir Bhanji**	Assistant Vice President and Illustration Actuary
Marianne Harrision**	Executive Vice President
E. Kendall Hines, Jr.**	Vice President - Investment
James Hoodlet**	Vice President
Naveed Irshad*****	Vice President
Cynthia Lacasse**	Vice President
Peter Levitt******	Senior Vice President and Treasurer

Katherine MacMillan******	Executive Vice President
Nathaniel Margolis**	Vice President
William McPadden**	Vice President - Investment
Mark Newton**	Vice President
Jacques Ouimet*****	Vice President
Phillip J. Peters**	Vice President - Investment
Krishna Ramdial******	Vice President, Treasury
Steven Mark Ray**	Vice President - Investment
Timothy A. Roseen**	Vice President - Investment
Alan R. Seghezzi**	Senior Vice President
Brooks Tingle**	Vice President
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Jeffery J. Whitehead*	Vice President and Controller
Margaret Beagen**	Assistant Secretary
Rosalie M. Calabraro*	Assistant Secretary
Wendy K. Cotellessa**	Assistant Secretary
Deanna Garland**	Assistant Secretary
Kevin J. McWilliams**	Assistant Treasurer
Benjamin O’Neill******	Assistant Treasurer

* Principal business office is 601 Congress Street, Boston, MA 02110

**Principal business office is 197 Clarendon Street, Boston, MA 02117

***Principal business office is 200 Clarendon Street, Boston, MA 02117

****Principal business office is 101 Huntington Avenue, Boston, MA 02199

*****Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

******Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

*******Principal business office is 380 Stuart Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

The following chart displays corporations and LLCs controlled 50% or more by, or under common control with JHVLICO as of December 31, 2008 appears below:

Subsidiary Name

John Hancock Life & Health Insurance Company (Delaware)

LR Company, LLC (Delaware)

Frigate, LLC (Delaware)

JHLICO CIP Investments, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriters

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC as of April 1, 2009.

Name	Title
Edward Eng*****	Board Manager
Barry Evans******	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and Chief Executive Officer
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 101 Huntington Street, Boston MA 02116

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

The John Hancock Variable Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 24th day of April, 2009.

JOHN HANCOCK VARIABLE LIFE

SEPARATE ACCOUNT S

(Registrant)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(Depositor)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2009.

Signatures	Title
/s/ Jefferey J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Director, Vice President and Chief Financial Officer
Lynne Patterson

*	Director
John D. DesPrez III

*	Director
James R. Boyle

*	Director
Jonathan C. Chiel

*	Director
Scott S. Hartz

*	Director
Hugh McHaffie

/s/James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2009

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and offering interests in John Hancock Variable Life Account S (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy.

1. Investment Options

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Variable Master Plan Plus, Majestic Variable Coli, Variable Estate Protection, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Plus, Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life, and Performance Executive Variable Life.

500 Index B	Franklin Templeton Founding Allocation	Optimized All Cap
Active Bond	Fundamental Value	Optimized Value
All Cap Core	Global	Overseas Equity
All Cap Growth	Global Allocation	Pacific Rim
All Cap Value	Global Bond	PIMCO VIT All Asset
Alpha Opportunities	Global Real Estate	Real Estate Securities
American Asset Allocation	Health Sciences	Real Return Bond
American Blue Chip Income and Growth	High Yield	Science & Technology
American Bond	International Core	Short-Term Bond
American Diversified Growth and Income	International Equity Index B	Small Cap Growth
American Fundamental Holdings	International Opportunities	Small Cap Index
American Global Diversification	International Small Cap	Small Cap Opportunities
American Growth	International Value	Small Cap Value
American Growth-Income	Investment Quality Bond	Small Company Value
American International	Large Cap	Strategic Bond
American New World	Large Cap Value	Strategic Income
Balanced	Lifestyle Aggressive	Total Bond Market B
Blue Chip Growth	Lifestyle Balanced	Total Return
Capital Appreciation	Lifestyle Conservative	Total Stock Market Index
Capital Appreciation Value	Lifestyle Growth	U.S. Government Securities
Core Allocation Plus	Lifestyle Moderate	U.S. High Yield Bond
Core Bond	Mid Cap Index	Utilities
Core Strategy	Mid Cap Intersection	Value
Disciplined Diversification	Mid Cap Stock	Brandes International Equity
Emerging Small Company	Mid Value	Business Opportunity Value
Equity-Income	Money Market B	Frontier Capital Appreciation
Financial Services	Natural Resources	Turner Core Growth

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2. Total annual portfolio operating expenses

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Variable Master Plan Plus, Majestic Variable COLI, Variable Estate Protection, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Plus, Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life, and Performance Executive Variable Life policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.50%	1.64%

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3. Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, American New World, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life

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insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives.

However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.
Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*
All Cap Growth	Invesco AIM Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.
All Cap Value	Lord, Abbett & Co., LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.
American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.
American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.
American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.
American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.
American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above- average earnings growth.
Capital Appreciation	Jennison Associates, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.
Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC	To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.
High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.
International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the- counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income	MFC Global Investment Management (U.S.) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
Utilities	MFS Investment Management	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).
Value	Van Kampen Investments	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*
Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks and securities that are convertible into common stocks.
Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.
Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation through investment in common stock of U.S. companies with emphasis on stocks with capitalizations consistent with the capitalization of those companies found in the Russell 2500 Index.*
Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,TM” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company.“S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion MSCI All Country World Ex US Index — $199 million to $176 billion MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion Russell 1000 Value Index — $41 million to $337.9 billion Russell 2000 Index — $3.2 million to $3.7 billion

Russell 2500 Index — $167 million to $6.8 billion (as of May 30, 2008) Russell 3000 Index — $3 million to $337.9 billion

Russell MidCap Index — $41 million to $13.8 billion Russell MidCap Value Index — $41 million to $13.8 billion S&P 500 Index — $224 million to $337.9 billion S&P MidCap 400 Index — $42 million to $4.6 billion S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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4. Payment of proceeds (This disclosure does not apply to the Variable Master Plan Plus and Majestic Variable Coli policies.)

As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time.

5. Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with

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these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. After 2009, such deductions from policy value will be treated as a return of premiums paid, but will not be included in income even if you have recovered all of your premiums.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

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Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

17

In addition to the disclosure contained herein, JHVLICO has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 1, 2009 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

Brandes International Equity

Turner Core Growth

Frontier Capital Appreciation

Business Opportunity Value

VL M SUPP (5/09)

SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009

This Supplement is intended to be distributed with prospectuses dated May 1, 2009 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

(MASSACHUSETTS AND TEXAS ONLY)

MEDALLION VARIABLE UNIVERSAL LIFE EDGE

(MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION PLUS

(MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION EDGE

(MASSACHUSETTS AND TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (5/09)

SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009

This Supplement is to be distributed with prospectuses dated May 1, 2009 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

MAJESTIC VARIABLE UNIVERSAL LIFE 98

(MASSACHUSETTS ONLY)

MAJESTIC VARIABLE ESTATE PROTECTION 98

(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

MAJESTIC VARIABLE COLI

(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

VARIABLE MASTER PLAN PLUS

(TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (M Prod) (5/09)

SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009 OR LATER

This supplement is intended to be distributed with certain prospectuses dated May 1, 2009 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Accumulation Variable Universal Life,” “Majestic Performance Survivorship Variable Universal Life,” “Medallion Variable Universal Life Edge II,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Plus,” “Protection Variable Universal Life,” “Survivorship Variable Universal Life,” “VEP Edge,” and “VEP Plus.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

This Supplement is accompanied with the prospectus for The World Insurance Trust that contains detailed information about the CSI Equity Fund. Be sure to read that prospectus before selecting the additional variable investment option/investment account described in this supplement.

Add the following investment account to the table on the cover page:

CSI Equity

CSI Prod Supp (5/09)